UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management One North Wacker Drive Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2010

Item 1.  Reports to Stockholders.

The UBS Funds—Fixed Income

Semiannual Report

December 31, 2010

President's letter	1

Market commentary	2

Fixed Income

UBS Absolute Return Bond Fund	3

UBS Core Plus Bond Fund (formerly, UBS U.S. Bond Fund)	18

UBS Fixed Income Opportunities Fund	31

UBS Global Bond Fund	45

UBS High Yield Fund	57

Explanation of expense disclosure	72

Statement of assets and liabilities	76

Statement of operations	80

Statement of changes in net assets	82

Financial highlights	84

Notes to financial statements	94

General information	116

This page has been left blank intentionally.

President's letter

Dear Shareholder,

In the time since I last wrote to you, we have seen a shift in the investor mindset. Asset flows into equities seem to be turning in a positive direction, as investors appear to be showing interest, once again, in riskier assets. Nonetheless, considering the upward trend in the equity markets and encouraging signs that the economy is on the road to recovery, a surprising number of investors remain sidelined by fear, avoiding "risky" assets in favor of fixed income.

The truth is, market pundits will tell you that, in today's low yield environment, fixed income investing is fraught with its own uncertainties. If rates stay low, so will returns; if bond yields rise, the value of fixed income investments will fall. In short, fixed income may not be the safe harbor that many investors believe it to be.

Fear—arguably, now more than ever, it's one of the biggest obstacles to investor success. That's not to say that when it comes to investing, no fear is a good thing. In fact, fear helps inform an investor's own understanding of the level of risk he or she is willing to assume when it comes to building an investment plan. However, the fear that is so prevalent in the market today has little to do with rational thinking, and everything to do with basic human emotion. In fact, a good portion of investors today are making investment decisions based on their desire to avoid losing money—which turns the whole idea of a long-term investment plan on its head, really.

Irrational fear more often than not has the unfortunate result of leading investors to make the wrong decisions, for the wrong reasons, at the wrong times—often at the expense of their long-term investment success. What can you do to fight it? A key strategy that makes sense in any environment is a diversified portfolio that blends both stocks and bonds. A diversified portfolio can't guarantee against a loss, but it does have the potential to provide you with more consistent returns—making it easier for you to maintain the discipline you need to stay the course to achieve your financial goals.

In 2011, we will continue to build upon our 30-year foundation—growing and evolving to meet not only the challenges of a new market landscape, but also the ever-increasing diversification needs of our clients. At the same time, we will remain resolute in adhering to our disciplined investment approach, so we can seek to avoid the types of traps that can confound fear-driven investors. In doing so, we believe we will be better positioned to provide you, our clients, with the types of investment solutions that will help carry you forward over the next five, 10 or 30 years.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1

The markets in review

Continued Economic Growth

The overall US economy expanded during the six-months ended December 31, 2010. The US economy has now grown for six consecutive quarters, spurred, in part, due to government stimulus programs, as well as the Federal Reserve Board's (the "Fed's") accommodative monetary policy. However, there continued to be several areas of weakness, most notably unemployment that remained above 9%, which held back a more robust expansion. Looking back, gross domestic product ("GDP") growth was 3.7% during the first quarter of 2010. GDP growth was then 1.7% and 2.6%, respectively, during the second and third quarters of the year. The Commerce Department's initial estimate for GDP growth in the fourth quarter is 3.2%.

Economic growth outside the US was largely positive as well during the reporting period. However, there was a significant disparity between the growth rates in the international developed and emerging market countries. The European sovereign debt crisis, which began in Greece and later impacted Ireland, served to temper growth in a number of developed countries in the Eurozone. In contrast, developing countries, including China and India, continued to see their economies expand at a rapid pace.

Risk is rewarded in the fixed income markets

While there were periods of volatility, the spread sectors (non-Treasuries) in general produced positive results during the reporting period. This was driven by signs that the economy appeared to be gaining enough momentum to avoid a double-dip recession. In addition, investor demand for the spread sectors was generally robust as investors looked to generate incremental yield in the low interest rate environment. Also supporting the spread sectors were overall strong corporate profits and indications from the Fed that it was prepared to take further actions to bolster the economy. After declining during the first four months of the reporting period, long-term Treasury yields then moved sharply higher in November and December. This was triggered by optimism for a strengthening economy in 2011 and expectations for higher inflation in the future. During the six months ended December 31, 2010, the overall US bond market (as measured by the Barclays Capital US Aggregate Index1) returned 1.15%.

Despite giving back a portion of their gains in November, riskier fixed income asset classes generated strong returns, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index2 gained 9.83%, and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)3 rose 6.33%.

1  The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

2

UBS Absolute Return Bond Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS Absolute Return Bond Fund (the "Fund") returned 2.20% (Class A shares declined 0.33% after the deduction of the maximum sales charge), while Class Y shares returned 2.30%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-3 Year Index returned 0.47%, and the US LIBOR 3-Month Index (the "Index") returned 0.18% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 5; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive absolute return during the reporting period. Notably, spread management, sector selection and currency management enhanced the Fund's results.

Derivative instruments are used both for hedging purposes as well as for facilitating positions in currency, duration/yield curve or credit strategies. Instruments used during the period included currency forwards, interest rate futures and swaps, and credit default swaps (both single name and indices). The results of derivatives use during the period were within our expectations.

Portfolio performance summary1

What worked

•  Sector allocation was rewarded during the period. The Fund had an overweight to non-government bonds, which saw a narrowing of their spread over the six-month period. As a result, corporate bonds and other non-government sectors as a whole outperformed government securities during the reporting period. In particular, overweight positions in financials and securitized assets were supportive for performance.

•  Active currency management was beneficial. Throughout the six-month period, we implemented a number of tactical currency trades to take advantage of opportunities in the foreign exchange markets. We also maintained a well-diversified currency strategy. As a whole, this contributed to the Fund's performance.

What didn't work

•  The Fund's active duration positioning was not rewarded. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.) When the six-month period began, the Fund had a short duration position, which we gradually shifted to be marginally long at the end of the period. On average, duration positioning neither helped nor hurt performance.

  However, yield curve positioning (positioning along the different maturity points) detracted from performance. During the review period, the Fund's portfolio was long the longer maturity part of the curve, and short the short

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

3

UBS Absolute Return Bond Fund

maturity part of the curve, in an environment in which the short end did not move, while the long end increased the most. (In other words, the yield curve moved upwards, but was anchored at the short end.)

•  Security selection detracted from performance over the period, due to positioning in fairly conservative names, in an environment of overall recovering spread tightening.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

4

UBS Absolute Return Bond Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	2.20%	1.06%	(3.92)%	(3.17)%
Class C3	2.00	0.68	(4.24)	(3.51)
Class Y4	2.30	1.42	(3.71)	(2.97)
After deducting maximum sales charge
Class A2	(0.33)%	(1.53)%	(4.39)%	(3.61)%
Class C3	1.50	0.20	(4.24)	(3.51)
BofA Merrill Lynch US Treasury 1-3 Year Index[5]	0.47%	2.35%	4.17%	3.92%
US LIBOR 3-Month Index[6]	0.18	0.35	3.01	3.12

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.14% and 1.00%; Class C—1.42% and 1.35%; Class Y—0.80% and 0.80%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Absolute Return Bond Fund is April 27, 2005. Inception date of the indices, for the purpose of this illustration, is April 30, 2005.

2  Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.5% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The BofA Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index designed to track short-term US Treasury securities with maturities between 1 and 3 years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks quote to each other and deemed generally representative of current cash rates available. The US LIBOR 3-Month Index is designed to track the interest rate earned on three month inter-bank US dollar denominated deposits. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

5

UBS Absolute Return Bond Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2010

Percentage of net assets
Compagnie de Financement Foncier, 3.625%, due 01/16/12	4.0%
U.S. Treasury Note, 1.375%, due 03/15/12	3.7
Federal Home Loan Bank, 5.250%, due 06/18/14	3.1
Federal Home Loan Mortgage Corp., 5.000%, due 02/16/17	2.9
Hypothekenbank in Essen AG, 5.250%, due 01/17/11	2.7
Federal National Mortgage Association, 5.000%, due 10/15/11	2.7
Kreditanstalt fuer Wiederaufbau, 3.375%, due 01/16/12	2.6
Federal National Mortgage Association, 4.125%, due 04/15/14	2.2
Kreditanstalt fuer Wiederaufbau, 5.550%, due 06/07/21	2.1
Federal National Mortgage Association Pools, #933765, 4.500%, due 04/01/38	2.1
Total	28.1%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2010

Bonds
Corporate bonds
Aerospace & defense	0.39%
Building materials	0.25
Commercial banks	9.16
Communications equipment	0.23
Computers & peripherals	0.30
Construction & engineering	1.04
Diversified financial services	9.50
Diversified telecommunication services	2.43
Electric utilities	0.75
Energy	0.07
Food & staples retailing	0.53
Health care providers & services	0.43
Industrial conglomerates	0.29
Insurance	1.30
Media	1.19
Metals & mining	1.02
Oil, gas & consumable fuels	2.47
Personal products	0.60
Pharmaceuticals	0.23
Road & rail	0.45
Sovereign	1.20
Thrifts & mortgage finance	6.67
Tobacco	2.56
Wireless telecommunication services	2.37
Total corporate bonds	45.43%
Asset-backed securities	2.24
Collateralized debt obligations	1.17
Commercial mortgage-backed security	0.21
Mortgage & agency debt securities	17.12
US government obligation	3.73
Non-US government obligations	17.75
Supranational bonds	4.40
Total bonds	92.05%
Short-term investment	6.13
Total investments	98.18%
Cash and other assets, less liabilities	1.82
Net assets	100.00%

Country exposure, top five (unaudited)

As of December 31, 2010

Percentage of net assets
United States	41.0%
Germany	12.5
United Kingdom	8.9
France	5.3
Netherlands	3.9
Total	71.6%

6

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds: 92.05%
Corporate bonds: 45.43%
Australia: 0.63%
Rio Tinto Finance USA Ltd., 3.500%, due 11/02/20		$600,000	$569,561
Westpac Banking Corp., 4.200%, due 02/27/15		350,000	367,344
Total Australia corporate bonds			936,905
Denmark: 0.24%
Dong Energy A/S, 4.875%, due 05/07/14	EUR	250,000	357,690
France: 5.30%
Casino Guichard Perrachon SA, 5.500%, due 01/30/15		550,000	796,628
Compagnie de Financement Foncier, 3.625%, due 01/16/12		4,350,000	5,944,817
Credit Agricole SA, 0.502%, due 03/13/16[1]		$800,000	783,103
Natixis, 0.539%, due 01/15/19[1]		450,000	384,235
Total France corporate bonds			7,908,783
Germany: 2.69%
Hypothekenbank in Essen AG, 5.250%, due 01/17/11[2]	EUR	3,000,000	4,015,762
Greece: 0.49%
OTE PLC, 5.375%, due 02/14/11		550,000	736,440
Ireland: 0.66%
Allied Irish Banks PLC, 4.500%, due 10/01/12		300,000	306,681
GE Capital UK Funding, 6.000%, due 04/11/13	GBP	400,000	670,529
Total Ireland corporate bonds			977,210
Italy: 1.56%
Intesa Sanpaolo SpA, 6.625%, due 05/08/18	EUR	500,000	658,900
Telecom Italia SpA, 4.750%, due 05/19/14		1,200,000	1,671,312
Total Italy corporate bonds			2,330,212
Luxembourg: 0.56%
ArcelorMittal, 9.000%, due 02/15/15		$350,000	416,573

	Face amount		Value
GAZ Capital SA for Gazprom, 6.580%, due 10/31/13	GBP	250,000	$414,136
Total Luxembourg corporate bonds			830,709
Mexico: 0.48%
America Movil SAB de CV, 3.625%, due 03/30/15		$700,000	719,761
Netherlands: 3.61%
Allianz Finance II BV, 4.750%, due 07/22/19	EUR	850,000	1,185,696
CRH Finance BV, 7.375%, due 05/28/14		250,000	368,752
MDC B.V., 5.750%, due 05/06/14[3]		$1,650,000	1,788,600
PACCAR Financial Europe BV, 5.125%, due 05/19/11	EUR	350,000	472,032
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP	230,000	371,796
Repsol International Finance BV, 4.750%, due 02/16/17	EUR	300,000	410,403
Scotland International Finance BV, 4.250%, due 05/23/13[3]		$800,000	792,026
Total Netherlands corporate bonds			5,389,305
Portugal: 0.51%
EDP Finance BV, 5.375%, due 11/02/12[3]		750,000	759,776
Qatar: 0.29%
Qtel International Finance Ltd., 6.500%, due 06/10/14[3]		400,000	438,448
South Korea: 0.36%
Hyundai Capital Services, Inc., 6.000%, due 05/05/15[3]		500,000	541,233
Spain: 0.48%
Telefonica Emisiones SAU, 5.431%, due 02/03/14	EUR	500,000	710,477
Sweden: 0.24%
Vattenfall Treasury AB, 4.250%, due 05/19/14		250,000	353,361
Switzerland: 0.84%
Credit Suisse/London, 6.125%, due 05/16/14		850,000	1,255,098

7

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United Kingdom: 8.04%
Anglo American Capital PLC, 9.375%, due 04/08/14[3]		$450,000	$541,788
BAA Funding Ltd., 3.975%, due 02/15/14[1,3]	EUR	1,150,000	1,560,380
Barclays Bank PLC, 1.175%, due 04/20/16[1]		600,000	770,387
2.500%, due 01/23/13		$950,000	965,423
BP Capital Markets PLC, 1.550%, due 08/11/11		100,000	100,452
HSBC Holdings PLC, 4.500%, due 04/30/14	EUR	250,000	352,476
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16		1,200,000	1,953,999
Nationwide Building Society, 4.650%, due 02/25/15[3]		$550,000	554,481
Reed Elsevier Investments PLC, 5.625%, due 10/20/16	GBP	450,000	754,706
Royal Bank of Scotland Group PLC, 5.250%, due 05/15/13	EUR	1,000,000	1,388,127
Smiths Group PLC, 6.050%, due 05/15/14[3]		$400,000	431,651
Standard Chartered Bank PLC, 3.850%, due 04/27/15[3]		1,400,000	1,441,392
Vodafone Group PLC, 5.750%, due 03/15/16		650,000	727,687
WPP PLC, 6.625%, due 05/12/16	EUR	300,000	451,723
Total United Kingdom corporate bonds			11,994,672
United States: 18.45%
Altria Group, Inc., 9.250%, due 08/06/19		$300,000	391,512
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	200,000	280,150
American International Group, Inc., 3.650%, due 01/15/14		$750,000	762,807
Anadarko Petroleum Corp., 5.750%, due 06/15/14		1,000,000	1,070,436
AT&T, Inc., 4.850%, due 02/15/14		750,000	811,055
Avon Products, Inc., 5.625%, due 03/01/14		810,000	897,535
BAE Systems Holdings, Inc., 4.950%, due 06/01/14[3]		550,000	589,651
Bank of America Corp., 4.900%, due 05/01/13		710,000	740,253
5.650%, due 05/01/18		650,000	664,152

	Face amount		Value
Cellco Partnership, 7.625%, due 12/19/11	EUR	500,000	$706,368
8.500%, due 11/15/18		$500,000	654,275
Cisco Systems, Inc., 4.950%, due 02/15/19		310,000	337,827
Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	EUR	240,000	323,072
Citigroup, Inc., 4.750%, due 05/31/17[1]		400,000	486,593
5.625%, due 08/27/12		$540,000	566,651
Comcast Corp., 6.300%, due 11/15/17		620,000	709,868
CSX Corp., 5.750%, due 03/15/13		610,000	665,104
DirecTV Financing Co., Inc., 7.625%, due 05/15/16		550,000	609,812
Enterprise Products Operating LLC, 3.700%, due 06/01/15		380,000	391,996
Series I, 5.000%, due 03/01/15		330,000	355,845
ERAC USA Finance Co., 2.750%, due 07/01/13[3]		400,000	407,143
General Electric Capital Corp., 0.424%, due 12/20/13[1]		240,000	233,532
Series A, 3.750%, due 11/14/14		610,000	630,569
6.750%, due 03/15/32		2,250,000	2,547,266
Goldman Sachs Group, Inc., 7.500%, due 02/15/19		1,300,000	1,515,788
Hewlett-Packard Co., 6.125%, due 03/01/14		400,000	452,969
JPMorgan Chase & Co., 3.400%, due 06/24/15		1,350,000	1,376,669
6.300%, due 04/23/19		1,200,000	1,365,906
Morgan Stanley, 5.950%, due 12/28/17		1,300,000	1,375,452
ONEOK Partners LP, 8.625%, due 03/01/19		550,000	686,196
Pfizer, Inc., 3.625%, due 06/03/13	EUR	250,000	346,450
Roche Holdings, Inc., 4.625%, due 03/04/13		450,000	635,019
SLM Corp., 1.300%, due 11/15/11[1]		250,000	320,503
UST, Inc., 6.625%, due 07/15/12		$1,375,000	1,475,161
Wells Fargo & Co., 5.250%, due 10/23/12		2,000,000	2,144,156
Total United States corporate bonds			27,527,741
Total corporate bonds (cost $65,770,033)			67,783,583

8

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Continued)
Asset-backed securities: 2.24%
Cayman Islands: 0.17%
MBNA America European Structured Offerings, Series 7, 5.450%, due 04/19/11	EUR	190,000	$256,231
United Kingdom: 0.87%
Chester Asset Receivables Dealings, Series 2004-1, Class A, 0.928%, due 04/15/16[1]	GBP	150,000	225,624
Chester Asset Receivables Dealings 2003-B PLC, Series A, 4.650%, due 07/15/13		240,000	388,079
Chester Asset Receivables Dealings No. 12 PLC, Series A, 6.000%, due 01/18/11		120,000	187,301
Permanent Financing PLC, Series 6, Class 5A2, 0.905%, due 06/10/42[1,2,5,6]	GBP	320,000	493,022
Total United Kingdom asset-backed securities			1,294,026
United States: 1.20%
Bank of America Corp., Series 2008-A5, Class A5, 1.460%, due 12/16/13[1]		$300,000	301,598
Series 2004-A1, 4.500%, due 01/17/14	EUR	270,000	374,078
Chase Issuance Trust, Series 2007-A16, Class A16, 0.602%, due 06/16/14[1]		$300,000	300,218
Series 2009-A3, Class A3, 2.400%, due 06/17/13		390,000	393,235
MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, 5.600%, due 07/17/14	EUR	300,000	415,031
Total United States asset-backed securities			1,784,160
Total asset-backed securities (cost $2,828,278)			3,334,417
Collateralized debt obligations: 1.17%
Cayman Islands: 0.58%
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 4.538%, due 01/22/22[1,3,4,5]		$290,000	150,858

	Face amount		Value
FM Leveraged Capital Fund, Series 2006-2A, Class E, 4.034%, due 11/15/20[1,4]		$400,000	$228,000
Galena CDO Ltd., Series II-AIRL, 1.162%, due 04/07/17[1,3,4,5]		1,000,000	366,800
Gresham Street CDO Funding, Series 2003-1X, Class D, 3.536%, due 11/07/33[1,2,4,5]		100,069	10,007
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 3.702%, due 06/15/21[1,3,4,5]		200,000	116,000
Total Cayman Islands collateralized debt obligations			871,665
Netherlands: 0.30%
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22[3,4,5]		300,000	128,285
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22[3,4,5,7]		250,000	143,652
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24[3,4,5]	EUR	350,000	168,374
Total Netherlands collateralized debt obligations			440,311
United States: 0.29%
Ajax Ltd., Series 2A, Class C, 2.765%, due 09/08/32[1,3,4,5]		$500,000	225,000
Axius Europe CLO SA, Series 2007-1A, Class D, 4.275%, due 11/15/23[1,3,4,5]	EUR	350,000	210,467
Total United States collateralized debt obligations			435,467
Total collateralized debt obligations (cost $4,589,573)			1,747,443
Commercial mortgage-backed security: 0.21%
United States: 0.21%
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.807%, due 08/10/45[1] (cost $225,866)		300,000	313,623

9

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Mortgage & agency debt securities: 17.12%
United States: 17.12%
Federal Home Loan Bank, 5.250%, due 06/18/14		$4,100,000	$4,653,734
Federal Home Loan Mortgage Corp.,[8] 4.750%, due 03/05/12		1,300,000	1,365,125
5.000%, due 02/16/17		3,900,000	4,391,041
Federal Home Loan Mortgage Corp. Gold Pools,[8] #G04668, 5.000%, due 03/01/38		746,502	783,624
#G08307, 5.000%, due 11/01/38		1,100,631	1,155,129
Federal National Mortgage Association[8] 4.125%, due 04/15/14		2,950,000	3,217,338
5.000%, due 10/15/11		3,820,000	3,957,872
Federal National Mortgage Association Pools,[8] #992260, 4.000%, due 01/01/39		2,846,942	2,834,975
#933765, 4.500%, due 04/01/38		3,104,663	3,189,743
Total mortgage & agency debt securities (cost $24,453,267)			25,548,581
US government obligation: 3.73%
U.S. Treasury Note, 1.375%, due 03/15/12 (cost $5,540,881)		5,500,000	5,568,321
Non-US government obligations: 17.75%
Canada: 1.26%
Quebec Province, 6.125%, due 01/22/11		1,880,000	1,886,041
Denmark: 0.85%
Government of Denmark, 1.875%, due 03/16/12		1,250,000	1,270,719
Germany: 9.78%
Bundesobligation, 4.000%, due 04/13/12	EUR	1,420,000	1,978,837

	Face amount		Value
Bundesrepublik Deutschland, Series 00, 5.250%, due 01/04/11	EUR	1,050,000	$1,403,812
Series 01, 5.000%, due 07/04/11		2,200,000	3,004,919
Series 04 4.250%, due 07/04/14		800,000	1,171,229
Kreditanstalt fuer Wiederaufbau, 3.375%, due 01/16/12		2,800,000	3,831,720
5.550%, due 06/07/21	GBP	1,800,000	3,207,412
			14,597,929
Italy: 2.15%
Republic of Italy, 4.500%, due 01/21/15		$1,565,000	1,607,992
4.750%, due 01/25/16		1,565,000	1,594,453
			3,202,445
Japan: 2.29%
Government of Japan, Series 27 2.500%, due 09/20/37	JPY	134,000,000	1,833,631
Japan Bank for International Cooperation, 5.250%, due 03/23/16		$1,400,000	1,585,429
			3,419,060
Spain: 1.42%
Instituto de Credito Oficial, 3.000%, due 03/15/11		250,000	250,489
5.375%, due 07/02/12		1,800,000	1,874,394
			2,124,883
Total non-US government obligations (cost $26,114,691)			26,501,077
Supranational bonds: 4.40%
European Investment Bank, 2.500%, due 04/15/12	EUR	1,225,000	1,669,334
6.250%, due 04/15/14	GBP	1,270,000	2,236,548
Inter-American Development Bank, 3.250%, due 11/15/11		$2,600,000	2,661,667
Total supranational bonds (cost $6,475,234)			6,567,549
Total bonds (cost $135,997,823)			137,364,594

10

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Short-term investment: 6.13%
Investment company: 6.13%
UBS Cash Management Prime Relationship Fund[9] (cost $9,144,727)	9,144,727	$9,144,727
Total investments: 98.18% (cost $145,142,550)		146,509,321
Cash and other assets, less liabilities: 1.82%		2,709,854
Net assets: 100.00%		$149,219,175

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,493,630
Gross unrealized depreciation	(4,126,859)
Net unrealized appreciation of investments	$1,366,771

1  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2010, the value of these securities amounted to $4,518,791 or 3.03% of net assets.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $11,356,005 or 7.61% of net assets.

4  Security is illiquid. At December 31, 2010, the value of these securities amounted to $1,747,443 or 1.17% of net assets.

11

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

5  These securities, which represent 1.35% of net assets as of December 31, 2010, are considered restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/10	12/31/10 Value as a percentage of net assets
Ajax Ltd., Series 2A, Class C, 2.765%, due 09/08/32	11/08/05	$487,550	0.33%	$225,000	0.15%
Axius Europe CLO SA, Series 2007-1A, Class D, 4.275%, due 11/15/23	09/28/07 - 11/01/09	466,689	0.31	210,467	0.14
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 4.538%, due 01/22/22	04/27/07	285,865	0.19	150,858	0.10
Galena CDO Ltd., Series II-AIRL, 1.162%, due 04/07/17	03/08/07	1,000,000	0.67	366,800	0.25
Gresham Street CDO Funding, Series 2003-1X, Class D, 3.536%, due 11/07/33	06/10/05 - 02/07/10	105,894	0.07	10,007	0.01
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	10/31/06	363,746	0.25	128,285	0.09
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22	11/28/06	329,608	0.22	143,652	0.09
Permanent Financing PLC, Series 6, Class 5A2, 0.905%, due 06/10/42	11/19/10	315,456	0.21	493,022	0.33
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24	05/18/07	463,444	0.31	168,374	0.11
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 3.702%, due 06/15/21	03/09/07	198,806	0.13	116,000	0.08
		$4,017,058	2.69%	$2,012,465	1.35%

6  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.

7  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

8  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

12

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

9  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$5,509,864	$25,314,744	$21,679,881	$9,144,727	$7,336

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

GE  General Electric

GS  Goldman Sachs

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

Forward foreign currency contracts

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of December 31, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
HSBC Bank, PLC London	USD	7,120,424	SEK	48,800,000	01/24/11	$130,494
JPMorgan Chase Bank	AUD	5,420,000	USD	5,323,660	01/24/11	(205,102)
JPMorgan Chase Bank	CHF	5,120,000	USD	5,293,752	01/24/11	(183,356)
JPMorgan Chase Bank	EUR	32,770,000	USD	43,242,571	01/24/11	(547,980)
JPMorgan Chase Bank	JPY	124,900,000	USD	1,481,891	01/24/11	(56,838)
JPMorgan Chase Bank	USD	5,380,003	CAD	5,415,000	01/24/11	64,214
JPMorgan Chase Bank	USD	7,200,004	NOK	43,050,000	01/24/11	170,418
Morgan Stanley & Co. Inc.	GBP	14,770,000	USD	23,019,148	01/24/11	(5,805)
State Street Bank & Trust	CAD	5,462,926	AUD	5,420,000	01/24/11	36,359
Net unrealized depreciation on forward foreign currency contracts						$(597,596)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF   Swiss Franc

EUR   Euro

GBP   Great Britain Pound

JPY   Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

13

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

Futures contracts

UBS Absolute Return Bond Fund had the following open futures contracts as of December 31, 2010:

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 37 contracts (USD)	March 2011	$4,650,496	$4,518,625	$(131,871)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 135 contracts (USD)	March 2011	(29,560,575)	(29,552,344)	8,231
5 Year US Treasury Notes, 358 contracts (USD)	March 2011	(42,760,677)	(42,143,313)	617,364
10 Year US Treasury Notes, 141 contracts (USD)	March 2011	(17,415,476)	(16,981,687)	433,789
Interest rate futures buy contracts:
Euro-Buxl, 16 contracts (EUR)	March 2011	2,339,236	2,306,988	(32,248)
Interest rate futures sell contracts:
Euro-Bobl, 132 contracts (EUR)	March 2011	(21,031,209)	(20,951,794)	79,415
Euro-Bund, 27 contracts (EUR)	March 2011	(4,548,003)	(4,521,197)	26,806
Euro-Schatz, 41 contracts (EUR)	March 2011	(5,977,802)	(5,972,199)	5,603
Long Gilt, 8 contracts (GBP)	March 2011	(1,491,259)	(1,490,375)	884
10 Year Japanese Government Bond, 32 contracts (JPY)	March 2011	(5,541,025)	(5,541,963)	(938)
Net unrealized appreciation on futures contracts				$1,007,035

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Swap agreements
Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized depreciation
Goldman Sachs International	EUR	2,400,000	12/20/13	2.2000%[2]	—[3]	—	$(111,901)	$(111,901)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe HiVol Series 10 Index.

14

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

Credit default swaps on corporate issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	EUR	600,000	12/20/15	1.0000%	—[3]	$(14,903)	$30,810	$15,907
Barclays Bank PLC	USD	450,000	12/20/15	1.0000	—[4]	11,942	(12,229)	(287)
Deutsche Bank AG	USD	250,000	12/20/15	1.0000	—[4]	7,310	(6,794)	516
Goldman Sachs International	EUR	1,200,000	12/20/15	1.0000	—[5]	(30,229)	5,485	(24,744)
JPMorgan Chase Bank	USD	1,500,000	12/20/15	1.0000	—[6]	45,168	(48,696)	(3,528)
Merrill Lynch International	EUR	500,000	12/20/15	1.0000	—[3]	(13,077)	25,675	12,598
Merrill Lynch International	EUR	500,000	12/20/15	1.0000	—[7]	(2,922)	12,497	9,575
						$3,289	$6,748	$10,037

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Bank AG 5.125% bond, due 01/31/13.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Duke Energy 6.100% bond, due 06/01/37.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Saint Gobain Neder NV 5.000% bond, due 04/25/14.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Lockheed Martin Corp. 7.650% bond, due 01/05/16.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Commerzbank AG 5.500% bond, due 10/25/11.

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments received	Value	Unrealized appreciation	Credit spread[2]
JPMorgan Chase Bank	USD	750,000	12/20/15	—[3]	1.0000%[4]	$2,624	$5,530	$8,154	0.8507%

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the CDX.NA.IG. Series 15 Index.

4  Payments received are based on the notional amount.

15

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Barclays Bank PLC	EUR	600,000	12/20/15	—[4]	1.0000%	$25,854	$(53,613)	$(27,759)	2.5286%
Barclays Bank PLC	USD	450,000	12/20/15	—[5]	1.0000	7,022	(2,220)	4,802	1.1458
Deutsche Bank AG	USD	250,000	12/20/15	—[5]	1.0000	3,288	(1,233)	2,055	1.1458
Goldman Sachs International	EUR	1,200,000	12/20/15	—[6]	1.0000	61,934	(21,834)	40,100	1.1163
Goldman Sachs International	USD	800,000	06/20/18	—[7]	0.5140	—	(135,610)	(135,610)	3.4756
Goldman Sachs International	USD	1,600,000	12/20/18	—[8]	1.1425	—	(45,862)	(45,862)	1.5318
Goldman Sachs International	USD	3,000,000	09/20/19	—[9]	1.0000	(19,160)	(18,606)	(37,766)	1.1075
JPMorgan Chase Bank	USD	1,500,000	03/20/20	—[10]	1.0000	(2,579)	(148,602)	(151,181)	2.4119
Merrill Lynch International	EUR	500,000	12/20/15	—[4]	1.0000	22,191	(44,678)	(22,487)	2.5286
Merrill Lynch International	EUR	500,000	12/20/15	—[11]	1.0000	10,602	(14,975)	(4,373)	1.5298
						$109,152	$(487,233)	$(378,081)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the ING Bank NV 5.250% bond, due 01/04/13.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Southern California Edison 6.650% bond, due 04/01/29.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Holcim Finance Luxembourg SA 4.375% bond, due 12/09/14.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Kingdom of Spain 5.500% bond, due 07/30/17.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Poland 5.250% bond, due 01/15/14.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Austria 5.250% bond, due 01/04/11.

10  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Italy 6.875% bond, due 09/27/23.

11  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Intesa Sanpaolo SpA 4.750% bond, due 06/15/17.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

16

UBS Absolute Return Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$67,783,583	$—	$67,783,583
Asset-backed securities	—	3,334,417	—	3,334,417
Collateralized debt obligations	—	—	1,747,443	1,747,443
Commercial mortgage-backed security	—	313,623	—	313,623
Mortgage & agency debt securities	—	25,548,581	—	25,548,581
US government obligation	—	5,568,321	—	5,568,321
Non-US government obligations	—	26,501,077	—	26,501,077
Supranational bonds	—	6,567,549	—	6,567,549
Short-term investment	—	9,144,727	—	9,144,727
Other financial instruments[1]	1,007,035	(1,184,452)	—	(177,417)
Total	$1,007,035	$143,577,426	$1,747,443	$146,331,904

1  Other financial instruments include futures contracts, swap agreements and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligations	Total
Assets
Beginning balance	$1,269,921	$1,269,921
Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	1,575,020	1,575,020
Purchases, sales, issuances, and settlements (net)	(1,097,498)	(1,097,498)
Transfers in and/or out of Level 3	—	—
Ending balance	1,747,443	1,747,443
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/10.	1,578,920	1,578,920

See accompanying notes to financial statements.
17

UBS Core Plus Bond Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS Core Plus Bond Fund (the "Fund") (formerly UBS U.S. Bond Fund) returned 2.48% (Class A shares declined 2.13% after the deduction of the maximum sales charge), while Class Y shares returned 2.49%. The Fund's benchmark, the Barclays Capital US Aggregate Index (the "Index"), returned 1.15% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 20; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return and outperformed the Index during the reporting period, largely due to sector allocation and security selection.

During the period, certain derivative instruments, namely bond and interest rate futures, were used to facilitate specific duration and yield curve strategies. Credit default swaps were used to implement specific credit-related investment strategies. The results of derivatives use during the period were within our expectations.

Portfolio performance summary1

What worked

•  The Fund's overweight to the spread sectors (non-US Treasuries) was beneficial during the reporting period.

  – The largest contributor to performance was the Fund's exposure to commercial mortgage-backed securities (CMBS). While CMBS spreads had narrowed significantly during the first six months of 2010, we continued to feel that they were attractively valued given signs that the overall US economy was gaining some momentum and would avoid a double-dip recession. Our CMBS overweight during the period was rewarded as their spreads continued to narrow, in part due to overall robust demand from investors seeking to generate incremental yield in the low interest rate environment. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

  – An overweight to certain asset-backed securities added value during the reporting period. As was the case with CMBS, we continued to find value in the asset-backed sector and believed that spreads on these securities would narrow further during the reporting period.

  – The Fund's overweight to investment grade corporate bonds enhanced results. We maintained a meaningful exposure in the sector given our expectations for continued economic growth, rising corporate profits, declining default rates and solid investor demand.

  – Out-of-index exposures to high yield bonds and emerging markets debt boosted the Fund's returns. Overall, these riskier asset classes generated strong returns during the period as their spreads narrowed.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

18

UBS Core Plus Bond Fund

•  Security selection was a positive for performance.

  – Notably, the Fund's selection of CMBS was rewarded. Within the sector, we emphasized AAA-rated securities at the top of the capital structure (that is, senior debt).2 This portion of the CMBS sector generated the strongest relative results and was least impacted by the potential increase in delinquencies within commercial real estate.

  – Asset-backed security selection added value as well. In particular, the Fund's BBB-rated credit card receivables generated solid results during the review period.3

  – Within the corporate bond sector, the Fund's industrial holdings contributed to results. The spreads of issuers in this sector narrowed as the economy continued to expand, corporate profits generally exceeded expectations and investor demand was typically robust.

•  The Fund's duration positioning modestly contributed to performance. We tactically adjusted the Fund's duration during the reporting period. In particular, we moved from a neutral position versus the Index to a short position, given our belief that yields were unsustainably low. This proved to be the case, as Treasury yields moved sharply higher in November and December 2010. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

What didn't work

•  Certain mortgage-backed securities held by the Fund detracted from performance. During the reporting period, security selection in the mortgage-backed securities sector was a modest drag on the Fund's results.

2  AAA rating is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

3  Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

19

UBS Core Plus Bond Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	2.48%	7.86%	1.58%	3.42%	4.27%
Class B3	2.08	7.02	0.81	N/A	2.10 [6]
Class C4	2.23	7.35	1.04	N/A	2.07
Class Y5	2.49	8.01	1.79	3.66	4.75
After deducting maximum sales charge
Class A2	(2.13)%	2.96%	0.66%	2.94%	3.91%
Class B3	(2.87)	2.02	0.49	N/A	2.10 [6]
Class C4	1.49	6.60	1.04	N/A	2.07
Barclays Capital US Aggregate Index[7]	1.15%	6.54%	5.80%	5.84%	6.26%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.41% and 0.66%; Class B—2.24% and 1.41%; Class C—1.88% and 1.16%; Class Y—1.11% and 0.41%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 0.64% for Class A shares, 1.39% for Class B shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Core Plus Bond Fund (formerly, UBS U.S. Bond Fund) Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 6, 2001 and November 8, 2001, respectively. Inception date of Class Y shares and the index is August 31,1995.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial-mortgage backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

20

UBS Core Plus Bond Fund

Top ten fixed income holdings (unaudited)1

As of December 31, 2010

Percentage of net assets
US Treasury Notes, 0.500%, due 11/30/12	7.4%
Federal National Mortgage Association Pools, 5.000%, TBA	6.4
US Treasury Notes, 0.375%, due 10/31/12	4.1
Federal National Mortgage Association Pools, 4.000%, TBA	3.4
Federal National Mortgage Association Pools, 4.500%, TBA	2.9
Federal Home Loan Mortgage Corp., 0.625%, due 12/28/12	2.9
Federal National Mortgage Association, 1.750%, due 05/07/13	2.5
Federal National Mortgage Association, 1.625%, due 10/26/15	2.4
Federal Home Loan Mortgage Corp. Gold Pools, #A90675, 4.500%, due 01/01/40	1.8
US Treasury Notes, 0.875%, due 01/31/12	1.6
Total	35.4%

1  Figures represent the direct investments of UBS Core Plus Bond Fund. Figures would be different if a breakdown of the underlying investment companies was included.

21

UBS Core Plus Bond Fund

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2010

Bonds
Corporate bonds
Aerospace & defense	0.18%
Beverages	0.23
Biotechnology	0.32
Building products	0.27
Capital markets	1.53
Chemicals	0.30
Commercial banks	1.74
Commercial services & supplies	0.51
Communications equipment	0.15
Consumer finance	0.65
Diversified financial services	3.27
Diversified media	0.30
Diversified telecommunication services	0.31
Electric utilities	1.54
Energy equipment & services	0.33
Food & staples retailing	1.03
Food products	0.59
Health care providers & services	0.20
Insurance	1.89
Leisure equipment & products	0.12
Media	1.75
Metals & mining	0.53
Multi-utilities	0.10
Oil, gas & consumable fuels	2.88
Paper & forest products	0.18
Pharmaceuticals	0.74
Real estate investment trust (REIT)	0.17
Road & rail	0.25
Software	0.14
Tobacco	0.61
Wireless telecommunication services	1.39
Total corporate bonds	24.20%
Asset-backed securities	2.32
Commercial mortgage-backed securities	8.67
Mortgage & agency debt securities	42.78
Municipal bonds	1.14
US government obligations	15.35
Supranational bond	0.25
Total bonds	94.71%
Investment companies
UBS High Yield Relationship Fund	2.96%
UBS Opportunistic Emerging Markets Debt Relationship Fund	1.05
Total investment companies	4.01%
Short-term investment	18.32
Investment of cash collateral from securities loaned	0.76
Total investments	117.80%
Liabilities, in excess of cash and other assets	(17.80)
Net assets	100.00%

2  Figures represent the industry breakdown of direct investments of UBS Core Plus Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

22

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds: 94.71%
Corporate bonds: 24.20%
Australia: 0.15%
Rio Tinto Finance USA Ltd., 9.000%, due 05/01/19	$50,000	$67,152
Canada: 0.46%
Canadian Natural Resources Ltd., 5.850%, due 02/01/35	65,000	67,561
Cenovus Energy, Inc., 4.500%, due 09/15/14	95,000	101,797
EnCana Corp., 6.500%, due 05/15/19[1]	30,000	35,558
Total Canada corporate bonds		204,916
Cayman Islands: 0.55%
Transocean, Inc., 6.800%, due 03/15/38	145,000	148,605
Vale Overseas Ltd., 4.625%, due 09/15/20[1]	100,000	99,008
Total Cayman Islands corporate bonds		247,613
France: 0.36%
EDF SA, 4.600%, due 01/27/20[2]	50,000	51,672
France Telecom SA, 2.125%, due 09/16/15	115,000	111,946
Total France corporate bonds		163,618
Isle of Man: 0.16%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	70,000	72,800
Luxembourg: 0.61%
Covidien International Finance SA, 4.200%, due 06/15/20	90,000	89,977
Telecom Italia Capital SA, 4.950%, due 09/30/14	180,000	184,418
Total Luxembourg corporate bonds		274,395
Mexico: 0.23%
America Movil SAB de CV, 5.000%, due 03/30/20	100,000	103,945
Netherlands: 0.26%
Shell International Finance BV, 3.100%, due 06/28/15	115,000	118,099
Netherlands Antilles: 0.22%
Teva Pharmaceutical Finance II BV, 3.000%, due 06/15/15	95,000	96,660

	Face amount	Value
United Kingdom: 0.54%
AstraZeneca PLC, 6.450%, due 09/15/37	$40,000	$47,488
BP Capital Markets PLC, 3.875%, due 03/10/15	120,000	123,779
Royal Bank of Scotland PLC, 5.625%, due 08/24/20	70,000	69,594
Total United Kingdom corporate bonds		240,861
United States: 20.66%
Allied Waste North America, Inc., 6.875%, due 06/01/17	85,000	93,500
Altria Group, Inc., 9.950%, due 11/10/38	55,000	77,502
American International Group, Inc., 6.400%, due 12/15/20	60,000	62,953
Amgen, Inc., 3.450%, due 10/01/20	100,000	95,284
Anadarko Petroleum Corp., 5.950%, due 09/15/16	75,000	80,572
Anheuser-Busch InBev Worldwide, Inc., 4.125%, due 01/15/15	100,000	105,322
Apache Corp., 5.250%, due 02/01/42	115,000	114,280
AvalonBay Communities, Inc., 3.950%, due 01/15/21	80,000	76,319
Bank of America Corp., 5.625%, due 07/01/20	150,000	152,924
5.875%, due 01/05/21	45,000	46,557
6.500%, due 08/01/16	130,000	141,062
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	40,000	44,484
Browning-Ferris Industries, Inc., 7.400%, due 09/15/35	35,000	41,413
Burlington Northern Santa Fe LLC, 5.050%, due 03/01/41	45,000	41,845
6.150%, due 05/01/37	65,000	69,886
Capital One Financial Corp., 7.375%, due 05/23/14	55,000	62,586
Cellco Partnership, 8.500%, due 11/15/18	85,000	111,227
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	115,000	126,813
Cisco Systems, Inc., 5.900%, due 02/15/39	60,000	66,450
Citigroup, Inc., 5.375%, due 08/09/20	10,000	10,390
6.125%, due 05/15/18	285,000	312,225
8.125%, due 07/15/39	60,000	76,328
Comcast Corp., 6.300%, due 11/15/17	160,000	183,192

23

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
ConocoPhillips, 6.500%, due 02/01/39	$35,000	$41,619
CVS Caremark Corp., 6.125%, due 09/15/39	160,000	170,953
CVS Pass-Through Trust, 6.036%, due 12/10/28	67,564	69,293
DirecTV Financing Co., Inc., 6.000%, due 08/15/40	70,000	70,275
7.625%, due 05/15/16	105,000	116,419
Dominion Resources, Inc., 5.200%, due 08/15/19	85,000	92,024
Dow Chemical Co., 4.250%, due 11/15/20	70,000	67,053
Duke Energy Carolinas LLC, 5.100%, due 04/15/18	55,000	60,411
ERAC USA Finance Co., 2.750%, due 07/01/13[2]	25,000	25,447
7.000%, due 10/15/37[2]	85,000	91,530
Express Scripts, Inc., 6.250%, due 06/15/14	65,000	72,668
FGI Operating Co., Inc., 10.250%, due 08/01/15	75,000	78,750
FirstEnergy Solutions Corp., 4.800%, due 02/15/15	165,000	173,264
Ford Motor Credit Co. LLC, 7.800%, due 06/01/12	215,000	228,572
General Electric Capital Corp., 2.250%, due 11/09/15	40,000	38,454
6.000%, due 06/15/12	40,000	42,760
Series A, 6.000%, due 08/07/19	230,000	255,896
6.750%, due 03/15/32	260,000	294,351
Georgia-Pacific LLC, 5.400%, due 11/01/20[2]	80,000	79,094
GlaxoSmithKline Capital, Inc., 5.650%, due 05/15/18	60,000	68,606
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	260,000	286,310
7.500%, due 02/15/19	20,000	23,320
Hasbro, Inc., 6.350%, due 03/15/40	55,000	55,654
International Lease Finance Corp., 7.125%, due 09/01/18[2]	80,000	85,000
Jersey Central Power & Light Co., 7.350%, due 02/01/19	60,000	71,005
JP Morgan Chase Capital XXII, Series V, 6.450%, due 02/02/37	225,000	224,122
JPMorgan Chase & Co., 4.250%, due 10/15/20	185,000	180,680
4.400%, due 07/22/20	145,000	142,716

	Face amount	Value
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	$45,000	$42,863
Kraft Foods, Inc., 6.500%, due 02/09/40	135,000	151,285
Life Technologies Corp., 6.000%, due 03/01/20	45,000	48,201
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39[2]	50,000	66,921
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	75,000	82,077
MetLife, Inc., 6.400%, due 12/15/36	150,000	141,000
MidAmerican Energy Holding Co., 5.950%, due 05/15/37	40,000	42,193
Morgan Stanley, 5.500%, due 01/26/20	40,000	40,321
Series F, 5.625%, due 09/23/19	100,000	101,968
6.625%, due 04/01/18	200,000	216,954
Mosaic Co., 7.375%, due 12/01/14[2]	65,000	67,283
Motiva Enterprises LLC, 5.750%, due 01/15/20[2]	45,000	50,477
Nationwide Mutual Insurance Co., 9.375%, due 08/15/39[2]	95,000	110,183
NBC Universal, Inc., 5.950%, due 04/01/41[2]	85,000	84,991
News America, Inc., 6.200%, due 12/15/34	35,000	36,749
7.750%, due 12/01/45	60,000	71,309
NuStar Logistics LP, 7.650%, due 04/15/18	100,000	114,597
Oncor Electric Delivery Co. LLC, 6.800%, due 09/01/18	50,000	58,529
ONEOK, Inc., 6.000%, due 06/15/35	60,000	58,123
Oracle Corp., 6.125%, due 07/08/39	55,000	61,721
Owens Corning, 6.500%, due 12/01/16	115,000	121,799
Pacific Gas & Electric Co., 6.050%, due 03/01/34	30,000	32,847
Pacific Life Insurance Co., 9.250%, due 06/15/39[2]	100,000	129,953
Philip Morris International, Inc., 5.650%, due 05/16/18	60,000	67,645
6.375%, due 05/16/38	45,000	52,231
Principal Financial Group, Inc., 8.875%, due 05/15/19	105,000	132,099
Prudential Financial, Inc., 4.500%, due 11/15/20	110,000	107,574
Series C, 5.400%, due 06/13/35	105,000	99,808

24

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
PSEG Power LLC, 8.625%, due 04/15/31	$35,000	$44,951
Qwest Corp., 7.625%, due 06/15/15	125,000	140,938
Reynolds American, Inc., 7.625%, due 06/01/16	65,000	75,545
Sempra Energy, 9.800%, due 02/15/19	35,000	47,053
South Carolina Electric & Gas Co., 6.050%, due 01/15/38	35,000	37,790
Southern Natural Gas Co., 8.000%, due 03/01/32	130,000	148,933
Time Warner Cable, Inc., 6.550%, due 05/01/37	65,000	69,595
6.750%, due 07/01/18	100,000	116,568
Time Warner, Inc., 6.100%, due 07/15/40	35,000	36,725
Verizon Communications, Inc., 6.100%, due 04/15/18	100,000	113,592
Virginia Electric & Power Co., 6.350%, due 11/30/37	30,000	34,340
Wal-Mart Stores, Inc., 3.625%, due 07/08/20	230,000	223,832
Waste Management, Inc., 4.750%, due 06/30/20	90,000	92,280
Williams Partners LP, 4.125%, due 11/15/20	20,000	18,944
6.300%, due 04/15/40	50,000	52,044
WM Wrigley Jr. Co., 3.700%, due 06/30/14[2]	110,000	113,306
WMG Acquisition Corp., 9.500%, due 06/15/16	125,000	134,063
Total United States corporate bonds		9,291,560
Total corporate bonds (cost $10,429,001)		10,881,619
Asset-backed securities: 2.32%
United States: 2.32%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.461%, due 08/25/35[3]	70,998	68,684
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2, 0.731%, due 03/24/17[3]	350,000	328,500
Series 2003-C4, Class C4, 5.000%, due 06/10/15	250,000	262,852

	Face amount	Value
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.160%, due 11/15/16[3]	$350,000	$338,811
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37	43,629	42,979
Total asset-backed securities (cost $1,008,353)		1,041,826
Commercial mortgage-backed securities: 8.67%
United States: 8.67%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.699%, due 04/10/49[3]	150,000	143,904
Series 2007-4, Class A4, 5.742%, due 02/10/51[3]	300,000	319,555
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.698%, due 12/10/49[3]	370,000	367,080
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4, 5.306%, due 12/10/46	200,000	208,597
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[2,4]	400,000	401,108
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.543%, due 12/10/49	250,000	257,401
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39	275,000	274,743
Series 2007-GG11, Class A4, 5.736%, due 12/10/49	275,000	290,579
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.807%, due 08/10/45[1,3]	250,000	261,353
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM, 5.464%, due 12/12/43	150,000	147,387
Series 2006-LDP7, Class AM, 5.872%, due 04/15/45	250,000	259,251
Series 2007-LD12, Class A4, 5.882%, due 02/15/51[3]	325,000	344,095
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.807%, due 08/12/45[2,3]	375,000	372,634

25

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
TrizecHahn Office Properties, Series 2001-TZHA, Class B4, 6.718%, due 05/15/16[2]	$250,000	$253,404
Total commercial mortgage-backed securities (cost $3,595,824)		3,901,091
Mortgage & agency debt securities: 42.78%
United States: 42.78%
Federal Home Loan Mortgage Corp.[5] 0.625%, due 12/28/12	1,280,000	1,277,669
Federal Home Loan Mortgage Corp. Gold Pools[5] 4.000%, TBA	550,000	545,961
#A90660, 4.500%, due 01/01/40	112,840	115,738
#A90675, 4.500%, due 01/01/40	775,208	795,120
#G05249, 5.000%, due 01/01/39	454,335	476,832
#G04567, 5.500%, due 07/01/38	214,651	228,948
#G05267, 5.500%, due 12/01/38	239,453	255,401
#C63008, 6.000%, due 01/01/32	259,798	285,515
#G06019, 6.000%, due 10/01/36	283,390	310,115
#G01717, 6.500%, due 11/01/29	152,944	171,973
Federal National Mortgage Association,[5] 1.625%, due 10/26/15	1,120,000	1,091,640
1.750%, due 05/07/13	1,115,000	1,138,800
Federal National Mortgage Association Pools,[5] 3.500%, TBA	450,000	453,094
4.000%, TBA	1,550,000	1,541,766
4.500%, TBA	1,275,000	1,308,668
5.000%, TBA	2,725,000	2,864,656
5.500%, TBA	150,000	160,477
#935520, 4.500%, due 08/01/39	607,170	623,904
#890209, 5.000%, due 05/01/40	491,975	517,570
#AD9114, 5.000%, due 07/01/40	537,565	566,877
#576764, 5.500%, due 09/01/24	133,250	143,043

	Face amount	Value
#688066, 5.500%, due 03/01/33	$271,632	$294,398
#688314, 5.500%, due 03/01/33	318,881	345,604
#802481, 5.500%, due 11/01/34	488,193	526,070
#962129, 5.500%, due 03/01/38	382,565	409,557
#995018, 5.500%, due 06/01/38	380,052	407,519
#408267, 6.000%, due 03/01/28	28,251	31,627
#323715, 6.000%, due 05/01/29	27,655	30,966
#522564, 6.000%, due 07/01/29	96,026	105,783
#676733, 6.000%, due 01/01/33	205,870	228,977
#708631, 6.000%, due 06/01/33	49,989	55,942
#AE0405, 6.000%, due 08/01/37	377,508	414,825
#831730, 6.500%, due 09/01/36	312,524	348,477
#894630, 6.500%, due 11/01/36	239,672	267,243
#253824, 7.000%, due 03/01/31	10,201	11,566
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.531%, due 02/25/35[3]	49,321	39,345
Government National Mortgage Association Pools, #701813, 4.500%, due 04/15/39	630,138	655,077
#G2 2687, 6.000%, due 12/20/28	38,016	41,895
#G2 2794, 6.000%, due 08/20/29	119,356	131,594
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3B2, 5.752%, due 02/25/37[3]	1,097,598	17,880
Total mortgage & agency debt securities (cost $19,150,580)		19,238,112
Municipal bonds: 1.14%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	60,000	60,055

26

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Municipal bonds—(Concluded)
Illinois State Taxable Pension, Series 2003, 5.100%, due 06/01/33	$115,000	$86,537
Los Angeles Unified School District, Series 2010, 6.758%, due 07/01/34	110,000	115,027
New Jersey State Turnpike Authority Revenue Bonds, Class F, 7.414%, due 01/01/40	30,000	33,095
New York State Urban Development Corp. Revenue Bonds, 5.770%, due 03/15/39	55,000	54,751
State of California, GO, 6.650%, due 03/01/22	30,000	31,517
7.300%, due 10/01/39	130,000	131,866
Total municipal bonds (cost $530,527)		512,848
US government obligations: 15.35%
US Treasury Notes, 0.375%, due 10/31/12	1,855,000	1,849,348
0.500%, due 11/30/12[1]	3,335,000	3,330,701
0.875%, due 01/31/12[1]	700,000	703,910
1.250%, due 09/30/15	185,000	179,493
1.375%, due 11/30/15[1]	250,000	242,949
2.625%, due 11/15/20[1]	635,000	598,984
Total US government obligations (cost $6,916,083)		6,905,385

	Face amount	Value
Supranational bond: 0.25%
European Investment Bank, 1.250%, due 09/17/13 (cost $109,624)	$110,000	$110,102
Total bonds (cost $41,739,992)		42,590,983
Investment companies: 4.01%
UBS High Yield Relationship Fund*[6]	50,205	1,331,369
UBS Opportunistic Emerging Markets Debt Relationship Fund*[6]	28,534	473,873
Total investment companies (cost $1,642,561)		1,805,242
Short-term investment: 18.32%
Investment company: 18.32%
UBS Cash Management Prime Relationship Fund[6] (cost $8,239,065)	8,239,065	8,239,065
Investment of cash collateral from securities loaned: 0.76%
UBS Private Money Market Fund LLC[6] (cost $343,069)	343,069	343,069
Total investments: 117.80% (cost $51,964,687)		52,978,359
Liabilities, in excess of cash and other assets: (17.80)%		(8,004,129)
Net assets: 100.00%		$44,974,230

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,338,569
Gross unrealized depreciation	(324,897)
Net unrealized appreciation of investments	$1,013,672

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2010.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $1,983,003 or 4.41% of net assets.

3  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.

4  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2010, the value of this security amounted to $401,108 or 0.89% of net assets.

5  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

27

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

6  The table below details the Fund's investments in funds that are advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Net realized gain during the six months ended 12/31/10	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$2,632,182	$19,822,200	$14,215,317	$—	$—	$8,239,065	$7,106
UBS Private Money Market Fund LLC[1]	197,250	3,276,888	3,131,069	—	—	343,069	412
UBS High Yield Relationship Fund	988,798	450,000	200,000	2,588	89,983	1,331,369	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	417,560	—	—	—	56,313	473,873	—
	$4,235,790	$23,549,088	$17,546,386	$2,588	$146,296	$10,387,376	$7,518

1  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

GE  General Electric

GO  General Obligation

GS  Goldman Sachs

Re-REMIC  Combined Real Estate Mortgage Investment Conduits

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Futures contracts

UBS Core Plus Bond Fund had the following open futures contracts as of December 31, 2010:

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
US Treasury futures buy contracts:
US Ultra Bond Futures, 10 contracts (USD)	March 2011	$1,310,094	$1,270,937	$(39,157)
US Treasury futures sell contracts:
US Ultra Bond Futures, 6 contracts (USD)	March 2011	(752,054)	(762,563)	(10,509)
Net unrealized depreciation on futures contracts				$(49,666)

Currency type abbreviations:

USD  United States Dollar

28

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

Swap agreements

UBS Core Plus Bond Fund had outstanding interest rate swap agreements with the following terms as of December 31, 2010:

Interest Rate Swaps

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized depreciation
Deutsche Bank AG	USD	1,310,000	02/15/36	4.5450%	0.2856%[2]	—	$(123,917)	$(123,917)

1  Payments made or received are based on the notional amount.

2  Rate based on 3 month LIBOR (USD BBA).

BBA  British Banker's Association

LIBOR  London Interbank Offered Rate

Credit default swaps on corporate issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments received	Value	Unrealized depreciation
Deutsche Bank AG	USD	250,000	12/20/15	1.0000%[2]	—[3]	$5,969	$(6,731)	$(762)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Amgen Inc. 4.850% bond, due 11/18/14.

Currency type abbreviation:

USD  United States Dollar

Credit default swaps on corporate issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments made	Value	Unrealized appreciation	Credit spread[2]
Deutsche Bank AG	USD	250,000	12/20/15	—[3]	1.0000%[4]	$(5,716)	$5,983	$267	0.5213%

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater

29

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Pfizer Inc. 4.650% bond, due 03/01/18.

4  Payments received are based on the notional amount.

Currency type abbreviation:

USD  United States Dollar

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$10,881,619	—	$10,881,619
Asset-backed securities	—	1,041,826	—	1,041,826
Commercial mortgage-backed securities	—	3,901,091	—	3,901,091
Mortgage & agency debt securities	—	19,238,112	—	19,238,112
Municipal bonds	—	512,848	—	512,848
US government obligations	—	6,905,385	—	6,905,385
Supranational bond	—	110,102	—	110,102
Investment companies	—	1,805,242	—	1,805,242
Short-term investment	—	8,239,065	—	8,239,065
Investment of cash collateral from securities loaned	—	343,069	—	343,069
Other financial instruments[1]	(49,666)	(124,665)	—	(174,331)
Total	$(49,666)	$52,853,694	—	$52,804,028

1  Other financial instruments include open futures contracts and swap agreements.

See accompanying notes to financial statements.
30

UBS Fixed Income Opportunities Fund

Portfolio performance

From its inception on November 29, 2010 through December 31, 2010, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") returned 2.22% (Class A shares declined 2.36% after the deduction of the maximum sales charge), while Class Y shares returned 2.34%. The Fund's benchmark, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index (the "Index"), returned 0.03% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 33; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period and outperformed the Index, largely due to duration positioning and sector allocation.

Certain derivative instruments, namely bond and interest rate futures, were used to facilitate specific duration and yield curve strategies. Credit default swaps were used to implement specific credit-related investment strategies. The results of derivatives use during the period were within our expectations.

Portfolio performance summary1

What worked

•  The Fund's duration was the largest contributor to performance. The Fund's duration was generally positioned net short in anticipation that interest rates would move higher. This proved to be the case, as Treasury yields moved sharply higher in December 2010. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

•  The Fund's overweight to certain spread sectors (non-US Treasuries) was beneficial during the reporting period.

  – The Fund's exposure to investment grade credit, particularly in the financials sector, was rewarded as their spreads narrowed in December given another round of quantitative easing by the Federal Reserve Board, and amid expectations for a strengthening economy in 2011. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

  – An exposure to high yield bonds—in particular securities rated BB and below—was beneficial as investor risk appetite was robust during the reporting period.2

  – Security selection of emerging markets debt boosted the Fund's return as spreads narrowed.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  Bonds rated BB and below are considered below investment grade. They are commonly referred to as high yield or "junk" bonds.

31

UBS Fixed Income Opportunities Fund

What didn't work

•  Hedging our credit exposure was a slight drag on performance. We hedged the Fund's investment grade credit positions to manage the Fund's overall risk exposure. While this served its purpose in terms of managing risk, the hedge was a modest negative for performance given the strong results in the credit markets.

This letter is intended to assist shareholders in understanding how the Fund performed from its inception on November 29, 2010 through December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

32

UBS Fixed Income Opportunities Fund

Total returns for period ended 12/31/10 (unaudited)

Inception[1]
Before deducting maximum sales charge
Class A2	2.22%
Class C3	2.11
Class Y4	2.34
After deducting maximum sales charge
Class A2	(2.36)%
Class C3	1.36
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index[5]	0.03%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 24, 2010 prospectuses were as follows: Class A—1.60% and 0.95%; Class C—2.10% and 1.45%; Class Y—1.35% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short), through the 24-month period ending October 27, 2012, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.50%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

33

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2010

Percentage of net assets
Federal National Mortgage Association Pools, 4.000%, TBA	4.3%
US Treasury Bonds, PO, 1.212%, due 05/15/40	2.8
Chester Asset Receivables Dealings No. 12 PLC, Series C, 2.190%, due 01/18/11	2.2
Lloyds TSB Bank PLC, 6.500%, due 03/24/20	2.2
Citigroup, Inc., 4.750%, due 05/31/17	2.2
Gazprom OAO Via Morgan Stanley Bank AG, 9.625%, due 03/01/13	2.0
Reynolds American, Inc., 6.750%, due 06/15/17	2.0
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	1.9
Morgan Stanley, 6.250%, due 08/28/17	1.9
Anadarko Petroleum Corp., 5.950%, due 09/15/16	1.9
Total	23.4%

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2010

Bonds
Corporate bonds
Broadcasting	0.98%
Building materials	0.93
Capital markets	2.55
Commercial banks	8.71
Consumer finance	4.57
Containers & packaging	1.21
Diversified financial services	12.83
Electric utilities	2.43
Healthcare	0.98
Insurance	3.29
Media	1.89
Oil, gas & consumable fuels	6.80
Paper	0.71
Road & rail	0.92
Tobacco	2.01
Wireless telecommunication services	1.20
Total corporate bonds	52.01%
Asset-backed securities	5.39
Collateralized debt obligation	1.64
Commercial mortgage-backed securities	7.03
Mortgage & agency debt securities	7.95
Municipal bonds	6.95
US government obligations	2.80
Non-US government obligation	2.89
Total bonds	86.66%
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	11.01
Short-term investment	2.06
Options purchased	1.35
Total investments	101.08%
Liabilities, in excess of cash and other assets	(1.08)
Net assets	100.00%

Country exposure, top five (unaudited)1

As of December 31, 2010

Percentage of net assets
United States	62.4%
United Kingdom	8.8
Russia	3.8
Australia	3.7
Ireland	2.7
Total	81.4%

1  Figures represent the direct investments of UBS Fixed Income Opportunities Fund. Figures would be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of UBS Fixed Income Opportunities Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

34

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds: 86.66%
Corporate bonds: 52.01%
Australia: 3.70%
Leighton Finance Ltd., 9.500%, due 07/28/14	AUD	500,000	$519,580
Sydney Airport Finance Co. Pty Ltd., 8.000%, due 07/06/15		500,000	511,942
Total Australia corporate bonds			1,031,522
Canada: 0.51%
ING Bank of Canada, 4.300%, due 12/05/16	CAD	150,000	142,563
Greece: 1.20%
OTE PLC, 5.375%, due 02/14/11	EUR	250,000	334,745
Ireland: 2.72%
Allied Irish Banks PLC, 1.040%, due 04/11/12[1]		200,000	208,463
Anglo Irish Bank Corp. Ltd., 0.411%, due 11/02/11[1]		$125,000	88,125
1.143%, due 01/31/11[1]	EUR	100,000	125,612
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[2]		250,000	336,580
Total Ireland corporate bonds			758,780
Portugal: 1.53%
EDP Finance BV, 4.900%, due 10/01/19[3]		500,000	426,218
Russia: 2.04%
Gazprom OAO Via Morgan Stanley Bank AG, 9.625%, due 03/01/13[2]		$500,000	566,875
Spain: 0.85%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[3]	EUR	250,000	236,865
United Kingdom: 5.22%
Barclays Bank PLC, 5.140%, due 10/14/20		$250,000	224,937
FCE Bank PLC, 7.125%, due 01/15/13	EUR	250,000	349,109
Lloyds TSB Bank PLC, 6.500%, due 03/24/20		500,000	613,760
Virgin Media Finance PLC, 9.125%, due 08/15/16		$250,000	266,250
Total United Kingdom corporate bonds			1,454,056

	Face amount		Value
United States: 34.24%
Ally Financial, Inc., 6.625%, due 05/15/12		$250,000	$257,717
American General Finance Corp., Series H, 4.000%, due 03/15/11		500,000	496,250
Anadarko Petroleum Corp., 5.950%, due 09/15/16		500,000	537,145
Apria Healthcare Group, Inc., 11.250%, due 11/01/14		250,000	273,125
Cemex Finance LLC, 9.500%, due 12/14/16[3]		250,000	257,812
Chesapeake Energy Corp., 9.500%, due 02/15/15		250,000	281,875
CIT Group, Inc., 7.000%, due 05/01/13		250,000	255,000
Citigroup, Inc., 4.750%, due 05/31/17[1]	EUR	500,000	608,242
DISH DBS Corp., 6.625%, due 10/01/14		$250,000	259,375
Ford Motor Credit Co. LLC, 12.000%, due 05/15/15		250,000	314,485
Georgia-Pacific LLC, 5.400%, due 11/01/20[3]		200,000	197,736
Goldman Sachs Group, Inc., 4.100%, due 11/03/15	CAD	80,000	79,531
Hertz Corp., 8.875%, due 01/01/14		$250,000	255,625
International Lease Finance Corp., 5.000%, due 09/15/12		100,000	100,625
JP Morgan Chase Capital XXVII, 7.000%, due 11/01/39		500,000	523,514
Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16		500,000	506,250
Merrill Lynch & Co., Inc., 6.050%, due 05/16/16		250,000	257,578
6.400%, due 08/28/17		500,000	528,635
Mirant Americas Generation LLC, 8.500%, due 10/01/21		250,000	250,000
Morgan Stanley, 6.250%, due 08/28/17		500,000	538,583
Nationwide Mutual Insurance Co., 9.375%, due 08/15/39[3]		250,000	289,955
Pacific Life Insurance Co., 9.250%, due 06/15/39[3]		250,000	324,883
Prudential Financial, Inc., 6.200%, due 11/15/40		285,000	301,488
Reynolds American, Inc., 6.750%, due 06/15/17		500,000	558,858
SLM Corp., 1.300%, due 11/15/11[1]	EUR	100,000	128,201
5.400%, due 10/25/11		$500,000	508,823

35

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Tennessee Valley Authority., 4.625%, due 09/15/60		$400,000	$374,141
Univision Communications, Inc., 12.000%, due 07/01/14[3]		250,000	273,750
Total United States corporate bonds			9,539,202
Total corporate bonds (cost $14,463,332)			14,490,826
Asset-backed securities: 5.39%
United Kingdom: 3.62%
Chester Asset Receivables Dealings No. 12 PLC, Series C, 2.190%, due 01/18/11[1]	GBP	400,000	623,435
Permanent Financing PLC, Series 6, Class 5A2, 0.905%, due 06/10/42[1,2,5,6]		250,000	385,174
			1,008,609
United States: 1.77%
Capital One Multi-Asset Execution Trust, Series 2006-C1, Class C, 0.550%, due 03/17/14[1]		$250,000	248,650
Citibank Credit Card Issuance Trust, Series 2005-C3, Class C3, 0.670%, due 07/15/14[1]		250,000	245,020
Total United States asset-backed securities			493,670
Total asset-backed securities (cost $1,499,365)			1,502,279
Collateralized debt obligation: 1.64%
United States: 1.64%
GSC Partners CDO Fund Ltd., Series 2003-4A, Class B, 2.223%, due 12/16/15[1,3,4,7] (cost $455,826)		500,000	455,500
Commercial mortgage-backed securities: 7.03%
United States: 7.03%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.742%, due 02/10/51[1]		250,000	266,296
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class AM, 5.347%, due 12/10/46		150,000	144,169

	Face amount	Value
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.543%, due 12/10/49	$350,000	$360,361
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39	250,000	249,767
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4, 5.882%, due 02/15/51[1]	225,000	238,220
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.807%, due 08/12/45[1,3]	450,000	447,161
TrizecHahn Office Properties, Series 2001-TZHA, Class B4, 6.718%, due 05/15/16[3]	250,000	253,404
Total commercial mortgage-backed securities (cost $1,939,948)		1,959,378
Mortgage & agency debt securities: 7.95%
United States: 7.95%
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	500,000	541,419
Federal National Mortgage Association, 5.825%, due 10/09/19[8,9]	750,000	473,567
Federal National Mortgage Association Pools, 4.000%, TBA[8]	1,210,000	1,200,169
Total mortgage & agency debt securities (cost $2,247,903)		2,215,155
Municipal bonds: 6.95%
American Municipal Power-Ohio, Inc., Revenue Bonds, Series 2010, Class B, 7.834%, due 02/15/41	250,000	270,773
Illinois State Taxable Pension, Series 2003, 5.100%, due 06/01/33	250,000	188,125
New York City Transitional Finance Authority, Series 2010, 5.267%, due 05/01/27	250,000	239,767

36

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Municipal bonds—(Concluded)
Port Authority of New York & New Jersey, Series 2009, 6.040%, due 12/01/29		$250,000	$261,228
State of California, GO bonds, 7.300%, due 10/01/39		500,000	507,175
State of Illinois, GO bonds, Series 2010, 4.421%, due 01/01/15		225,000	226,978
State of Washington, GO bonds, Series 2010, Class F, 5.140%, due 08/01/40		250,000	241,872
Total municipal bonds (cost $1,945,724)			1,935,918
US government obligations: 2.80%
US Treasury Bonds, PO, 1.212%, due 05/15/40[9] (cost $804,234)		3,000,000	778,233
Non-US government obligation: 2.89%
Greece: 1.09%
Hellenic Republic Government Bond, 4.300%, due 03/20/12	EUR	250,000	304,576
Russia: 1.80%
Federation of Russia, 3.625%, due 04/29/15[2]		$500,000	500,000
Total non US-government obligations (cost $801,890)			804,576
Total bonds (cost $24,158,222)			24,141,865
	Shares
Investment company: 11.01%
UBS Opportunistic Emerging Markets Debt Relationship Fund*[10] (cost $3,000,000)		184,736	3,068,026
Short-term investment: 2.06%
Investment company: 2.06%
UBS Cash Management Prime Relationship Fund[10] (cost $574,769)		574,769	574,769

	Number of contracts	Value
Options purchased: 1.35%
Put options: 0.92%
10 Year US Treasury Notes, strike @ USD 119.50, expires January 2011*	56	$34,125
2 Year US Treasury Notes, strike @ USD 109.00, expires January 2011*	72	5,625
5 Year US Treasury Notes, strike @ USD 117.50, expires January 2011*	200	103,125
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires September 2012*	50	108,437
Japan 10 Year, strike @ JPY 140.00, expires February 2011*	1	4,927
	Notional amount
Options purchased on interest rate swaps: 0.43%
Expiring 11/02/15. If exercised the Fund pays semi annually 6.000% and receives quarterly floating 3 month LIBOR terminating 11/04/25. European style. Counterparty: Deutsche Bank AG*	$3,050,000	120,513
Total options purchased (cost $409,752)		376,752
Total investments: 101.08% (cost $28,142,743)		28,161,412
Liabilities, in excess of cash and other assets: (1.08)%		(305,093)
Net assets: 100.00%		$27,856,319

37

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$314,955
Gross unrealized depreciation	(296,286)
Net unrealized appreciation of investments	$18,669

*  Non-income producing security.

1  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.

2  Securities exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2010, the value of these securities amounted to $1,788,629 or 6.42% of net assets.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $3,163,284 or 11.36% of net assets.

4  Security is illiquid. At December 31, 2010, the value of these securities amounted to $455,500 or 1.64% of net assets.

5  This security, which represents 1.38% of net assets as of December 31, 2010, is considered restricted. (See restricted security table below for more information.)

Restricted Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/10	12/31/10 Value as a percentage of net assets
Permanent Financing PLC, Series 6, Class 5A2, 0.905%, due 06/10/42	11/30/10	$246,822	0.89%	$385,174	1.38%

6  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.

7  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2010, the value of this security amounted to $455,500 or 1.64% of net assets.

8  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

9  Rate shown reflects annualized yield at December 31, 2010 on zero coupon bond.

10  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the period ended 12/31/10	Sales during the period ended 12/31/10	Change in net unrealized appreciation/ (depreciation) during the period ended 12/31/10	Value 12/31/10	Income earned from affiliate for the period ended 12/31/10
UBS Cash Management Prime Relationship Fund	$—	$5,302,612	$4,727,843	$—	$574,769	$197
UBS Opportunistic Emerging Markets Debt Relationship Fund	—	3,000,000	—	68,026	3,068,026	—
	$—	$8,302,612	$4,727,843	$68,026	$3,642,795	$197

CDO  Collateralized debt obligations

GE  General Electric

GO  General Obligation

38

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

Re-REMIC  Combined Real Estate Mortgage Investment Conduits

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/ 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Forward foreign currency contracts

UBS Fixed Income Opportunities Fund had the following open forward foreign currency contracts as of December 31, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized depreciation
Goldman Sachs International	AUD	1,045,000	USD	989,688	03/01/11	$(71,593)
Goldman Sachs International	EUR	2,920,000	USD	3,819,827	03/01/11	(81,662)
Goldman Sachs International	GBP	630,000	USD	977,798	03/01/11	(4,028)
Goldman Sachs International	JPY	21,000,000	USD	249,155	03/01/11	(9,651)
Net unrealized depreciation on forward foreign currency contracts						$(166,934)

Currency type abbreviations:

AUD  Australian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Futures contracts

UBS Fixed Income Opportunities Fund had the following open futures contracts as of December 31, 2010:

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 27 contracts (USD)	March 2011	$3,324,229	$3,431,531	$107,302
5 Year US Treasury Notes, 54 contracts (USD)	March 2011	6,331,657	6,356,813	25,156
US Treasury futures sell contracts:
US Long Bond, 13 contracts (USD)	March 2011	(1,575,417)	(1,587,625)	(12,208)
US Ultra Bond Futures, 8 contracts (USD)	March 2011	(993,362)	(1,016,750)	(23,388)
2 Year US Treasury Notes, 17 contracts (USD)	March 2011	(3,725,656)	(3,721,406)	4,250
5 Year US Treasury Notes, 26 contracts (USD)	March 2011	(3,113,654)	(3,060,688)	52,966
10 Year US Treasury Notes, 10 contracts (USD)	March 2011	(1,202,640)	(1,204,375)	(1,735)
Net unrealized appreciation on futures contracts				$152,343

Currency type abbreviations:

USD  United States Dollar

39

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

Options written

UBS Fixed Income Opportunities Fund had the following open options written as of December 31, 2010:

	Expiration date	Premiums received	Value
Call options
5 Year US Treasury Notes, 200 contracts, strike @ USD 118.50	January 2011	$41,744	$(54,688)
Put options
10 Year US Treasury Notes, 56 contracts, strike @ USD 118.00	January 2011	26,568	(14,000)
5 Year US Treasury Notes, 200 contracts, strike @ USD 116.50	January 2011	68,324	(45,312)
90 Day Euro-Dollar Time Deposit, 50 contracts, strike @ USD 97.25	September 2012	19,825	(30,000)
Options written on interest rate swaps
If option exercised the Fund pays semi-annually 7.250% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 3,050,000	November 2015	63,135	(72,362)
If option exercised the Fund pays semi-annually 8.760% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 3,050,000	November 2015	38,735	(37,145)
Receiver option written on credit default swap on credit indices
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 15 Index and Fund pays fixed rate of 5.000%. Underlying credit default swap terminating 12/20/15. European style. Counterparty: Morgan Stanley, Notional Amount USD 2,000,000	March 2011	28,200	(4,462)
Payor option written on credit default swap on credit indices
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 15 Index and Fund receives fixed rate of 1.000%. Underlying credit default swap terminating 12/20/15. European style. Counterparty: Morgan Stanley, Notional Amount USD 2,500,000	March 2011	4,625	(5,129)
Total options written		$291,156	$(263,098)

Currency type abbreviations:

USD  United States Dollar

Written option activity for the period ended December 31, 2010 for UBS Fixed Income Opportunities Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2010	—	$—
Options written	823	213,765
Options terminated in closing purchase transactions	(317)	(57,304)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2010	506	$156,461

Swaption activity for the period ended December 31, 2010 for UBS Fixed Income Opportunities Fund was as follows:

Amount of premiums received
Swaptions outstanding at June 30, 2010	$—
Swaptions written	134,695
Swaptions terminated in closing purchase transactions	—
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2010	$134,695

40

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

Swap agreements

UBS Fixed Income Opportunities Fund had outstanding currency swap agreements with the following terms as of December 31, 2010:

Counterparty	Pay currency	Pay contracts	Receive currency	Receive contracts	Termination date	Pay rate	Receive rate	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
Morgan Stanley	AUD2,059,944			USD2,000,000	10/06/40	4.9600%[1]	0.3028%[2]	$13,738	$(132,176)	$(118,438)
Morgan Stanley	USD2,000,000			AUD2,059,944	10/06/20	0.3028[2]	4.9600[1]	9,738	112,771	122,509
								$23,476	$(19,405)	$4,071

1  Rate based on 3 month BBSW.

2  Rate based on 3 month USD LIBOR.

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

LIBOR  London Interbank Offered Rate

UBS Fixed Income Opportunities Fund had outstanding interest rate swap agreements with the following terms as of December 31, 2010:

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Credit Suisse International	USD	6,100,000	05/31/15	1.6288%	—%[2]	$—	$93,295	$93,295
Deutsche Bank AG	CAD	5,750,000	10/03/13	—[3]	1.8750	34,361	(40,495)	(6,134)
Deutsche Bank AG	CAD	5,150,000	10/03/16	2.4850	—[3]	(93,265)	111,217	17,952
Deutsche Bank AG	CAD	1,400,000	10/03/21	—[3]	3.2600	39,269	(47,467)	(8,198)
Deutsche Bank AG	USD	6,250,000	10/05/13	1.1250	—[2]	(12,500)	37,198	24,698
Deutsche Bank AG	USD	3,000,000	12/15/15	1.5210	0.3016[4]	(41,000)	85,407	44,407
Deutsche Bank AG	USD	4,950,000	10/05/16	—[2]	2.1200	54,000	(148,600)	(94,600)
Deutsche Bank AG	USD	1,250,000	09/23/20	2.6900	0.3028[4]	(23,000)	58,211	35,211
Deutsche Bank AG	USD	1,350,000	10/05/21	2.9750	—[2]	(45,000)	85,992	40,992
Deutsche Bank AG	USD	1,450,000	02/15/36	3.6300	0.3028[4]	(50,000)	101,788	51,788
Deutsche Bank AG	USD	875,000	05/15/40	3.4700	0.2856[4]	(157,000)	194,265	37,265
Deutsche Bank AG	USD	1,250,000	09/17/40	3.4730	0.3019[4]	(83,000)	126,461	43,461
JPMorgan Chase Bank	EUR	1,180,000	12/17/15	1.2540[5]	2.6375	—	12,963	12,963
JPMorgan Chase Bank	USD	1,370,000	12/08/15	1.8050	0.3034[4]	—	19,354	19,354
JPMorgan Chase Bank	USD	1,490,000	12/08/20	0.3034[4]	3.1250	—	(26,543)	(26,543)
JPMorgan Chase Bank	USD	370,000	12/08/40	3.9975	0.3034[4]	—	6,242	6,242
Merrill Lynch International	CAD	1,340,000	12/15/15	2.6770	1.2957[6]	—	(6,494)	(6,494)
Merrill Lynch International	USD	1,410,000	12/16/15	2.2500	0.3019[4]	—	(9,112)	(9,112)
Merrill Lynch International	USD	1,550,000	12/16/20	0.3019[4]	3.5500	—	28,687	28,687
Merrill Lynch International	USD	390,000	12/16/40	4.2688	0.3019[4]	—	(11,828)	(11,828)
Morgan Stanley	EUR	550,000	10/10/21	—[7]	2.8010	34,251	(46,261)	(12,010)
Morgan Stanley	EUR	250,000	10/10/41	2.8550	—[7]	(29,658)	43,142	13,484
Morgan Stanley	USD	3,500,000	09/23/20	2.6900	0.3028[4]	(60,500)	162,992	102,492
						$(433,042)	$830,414	$397,372

1  Payments made or received are based on the notional amount.

41

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

2  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2010.

3  Rate based on 3 month Canadian Bankers Acceptance. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2010.

4  Rate based on 3 month LIBOR (USD BBA).

5  Rate based on 6 month EURIBOR.

6  Rate based on 3 month Canadian Bankers Acceptance.

7  Rate based on 6 month EURIBOR. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2010.

BBA  British Banking Association

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rate

UBS Fixed Income Opportunities Fund had outstanding credit default swap agreements with the following terms as of December 31, 2010:

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)	Value	Unrealized depreciation
Morgan Stanley	EUR	5,000,000	12/20/15	1.0000%	—[3]	$(24,437)	$14,354	$(10,083)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to Itraxx Europe Main Series 14 Index.

Credit default swaps on corporate issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)	Value	Unrealized appreciation/ (depreciation)
Morgan Stanley	EUR	500,000	12/20/15	1.0000%	—[3]	$(6,369)	$2,285	$(4,084)
Morgan Stanley	EUR	500,000	12/20/15	1.0000	—[4]	(7,868)	12,497	4,629
						$(14,237)	$14,782	$545

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Saint Gobain Neder NV 5.000% bond, due 04/25/14.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Commerzbank AG 5.500% bond, due 10/25/11.

42

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

Credit default swaps on corporate issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments received	Value	Unrealized appreciation	Credit spread[3]
Deutsche Bank AG	EUR	500,000	12/20/15	—[4]	1.0000%	$15,782	$(14,975)	$807	1.5298%
Deutsche Bank AG	USD	500,000	12/20/15	—[5]	1.0000	9,062	(8,853)	209	1.4160
Deutsche Bank AG	USD	500,000	12/20/15	—[6]	1.0000	24,022	(13,582)	10,440	1.6389
Morgan Stanley	EUR	500,000	12/20/15	—[7]	1.0000	15,197	(9,098)	6,099	1.3523
Morgan Stanley	USD	500,000	12/20/15	—[6]	1.0000	24,022	(13,582)	10,440	1.6389
						$88,085	$(60,090)	$27,995

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Intesa Sanpaolo SPA 4.750% bond, due 06/15/17.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the QBE Insurance Group Ltd. 9.750% bond, due 03/14/14.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MetLife Inc. 5.000% bond, due 06/15/15.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Holcim Finance Luxembourg SA 4.375% bond, due 12/09/14.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

USD  United States Dollar

43

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$14,490,826	$—	$14,490,826
Asset-backed securities	—	1,502,279	—	1,502,279
Collateralized debt obligation	—	—	455,500	455,500
Commercial mortgage-backed securities	—	1,959,378	—	1,959,378
Mortgage & agency debt securities	—	2,215,155	—	2,215,155
Municipal bonds	—	1,935,918	—	1,935,918
US government obligations	—	778,233	—	778,233
Non-US government obligation	—	804,576	—	804,576
Investment company	—	3,068,026	—	3,068,026
Short-term investment	—	574,769	—	574,769
Options purchased	256,239	120,513	—	376,752
Other financial instruments[1]	8,343	494,023	—	502,366
Total	$264,582	$27,943,696	$455,500	$28,663,778

1  Other financial instruments include futures contracts, swap agreements, options written and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligation	Total
Assets
Beginning balance	$—	$—
Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	455,500	455,500
Transfers in and/or out of Level 3	—	—
Ending balance	$455,500	$455,500
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/10.	$(326)	$(326)

See accompanying notes to financial statements.
44

UBS Global Bond Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS Global Bond Fund (the "Fund") returned 6.31% (Class A shares returned 1.46% after the deduction of the maximum sales charge), while Class Y shares returned 6.35%. The Fund's benchmark, the Barclays Capital Global Aggregate Index (the "Index"), returned 5.87% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 47; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was due to a variety of factors, including positioning in the corporate bond sector and, to a lesser extent, currency management.

Portfolio performance summary1

What worked

•  An overweight to the corporate bond sector was the largest contributor to performance. In particular, our overweight to financials, namely US banks, was rewarded. In addition an overweight to industrials was also beneficial. Spreads in these sectors narrowed given improving corporate profits and generally strong investor demand. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.) In addition, uncertainties regarding increased regulations in the US financial sector dissipated during the reporting period.

•  Active currency management generated solid results.

  – Having an underweight in the poor-performing euro during the first half of the reporting period was a positive for results. The euro declined over that timeframe given the negative impact from the European sovereign debt crisis. We later moved to a neutral position versus the Index as the euro, in our view, became more attractively valued.

  – Likewise, an overweight to the Swedish krona and to the Norwegian krone contributed to results, as their economies performed better than a number of other European countries.

What didn't work

•  Overall, our duration positioning detracted from results.

  – In particular, the Fund's duration in the US was shorter than the Index, as we felt US yields would move higher as the US economy continued to expand. This positioning was not rewarded, as yields in the US declined during much of the reporting period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.)

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

45

UBS Global Bond Fund

  – Having a long duration in the UK toward the end of the year was a negative for performance, as yields in the country moved higher given rising inflation expectations. We had moved to a long duration in the UK as we felt inflation expectations were overblown given continued high unemployment in the country. Given this, it was our belief that the Bank of England would keep interest rates on hold and yields would subsequently decline.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

46

UBS Global Bond Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	6.31%	4.52%	2.02%	N/A	4.48%
Class B3	5.88	3.71	1.24	N/A	4.31[6]
Class C4	5.91	3.87	1.52	N/A	3.46
Class Y5	6.35	4.77	2.28	4.58%	4.71
After deducting maximum sales charge
Class A2	1.46%	(0.24)%	1.09%	N/A	3.96%
Class B3	1.00	(1.02)	0.95	N/A	4.31[6]
Class C4	5.18	3.16	1.52	N/A	3.46
Barclays Capital Global Aggregate Index[7]	5.87%	5.54%	6.66%	6.73%	6.28%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—2.05% and 1.15%; Class B—2.85% and 1.90%; Class C—2.52% and 1.65%; Class Y—1.73% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Bond Fund Class A shares is November 5, 2001. Inception dates of Class B and Class C shares are November 26, 2001 and July 2, 2002, respectively. Inception date of Class Y shares and the Index is July 31, 1993.

2  Maximum sales charge for Class A shares is 4.50%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

47

UBS Global Bond Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2010

Percentage of net assets
Government of Japan, 1.800%, due 06/20/17	7.0%
Government of Japan, 1.900%, due 06/20/25	5.4
European Investment Bank, 6.250%, due 04/15/14	3.1
Instituto de Credito Oficial, 5.375%, due 07/02/12	2.5
Canadian Government Bond, 3.500%, due 06/01/20	2.5
US Treasury Bonds, 4.375%, due 05/15/40	2.3
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43	2.2
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	2.1
UK Gilts, 4.750%, due 03/07/20	2.1
Bear Stearns Cos. LLC, 5.700%, due 11/15/14	2.0
Total	31.2%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2010

Bonds
Corporate bonds
Commercial banks	10.45%
Commercial services & supplies	0.29
Construction & engineering	0.41
Diversified financial services	7.88
Diversified telecommunication services	1.68
Electric utilities	0.47
Food & staples retailing	0.51
Gas utilities	0.41
Insurance	0.65
Leisure equipment & products	0.31
Media	1.64
Metals & mining	0.89
Oil, gas & consumable fuels	2.07
Personal products	0.47
Thrifts & mortgage finance	3.45
Tobacco	1.78
Wireless telecommunication services	1.53
Total corporate bonds	34.89%
Asset-backed securities	2.29
Collateralized debt obligations	1.20
Commercial mortgage-backed security	2.24
Mortgage & agency debt securities	8.62
US government obligations	5.64
Non-US government obligations	34.41
Supranational bonds	4.61
Total bonds	93.90%
Short-term investment	3.77
Total investments	97.67%
Cash and other assets, less liabilities	2.33
Net assets	100.00%

Country exposure, top five (unaudited)

As of December 31, 2010

Percentage of net assets
United States	31.3%
Japan	14.4
United Kingdom	11.5
Germany	8.8
Italy	6.0
Total	72.0%

48

UBS Global Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds: 93.90%
Corporate bonds: 34.89%
Australia: 1.02%
Rio Tinto Finance USA Ltd., 3.500%, due 11/02/20		$100,000	$94,927
Westpac Banking Corp., 4.200%, due 02/27/15		70,000	73,469
Total Australia corporate bonds			168,396
Cayman Islands: 0.32%
Vale Overseas Ltd., 5.625%, due 09/15/19		50,000	53,255
France: 1.95%
AXA SA, 6.772%, due 10/16/19[1,2]	GBP	50,000	65,093
Compagnie de Financement Foncier, 4.000%, due 07/21/11	EUR	150,000	203,431
France Telecom SA, 8.500%, due 03/01/31		$40,000	54,377
Total France corporate bonds			322,901
Germany: 6.07%
Bayerische Landesbank, 3.750%, due 05/23/11	EUR	240,000	323,953
Hypothekenbank in Essen AG, 4.000%, due 11/21/11		240,000	328,104
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP	200,000	350,974
Total Germany corporate bonds			1,003,031
Greece: 0.41%
OTE PLC, 5.375%, due 02/14/11	EUR	50,000	66,949
Ireland: 0.51%
GE Capital UK Funding, 6.000%, due 04/11/13	GBP	50,000	83,816
Italy: 0.89%
Telecom Italia SpA, 1.817%, due 06/07/16[1]	EUR	50,000	62,148
7.375%, due 12/15/17	GBP	50,000	84,786
Total Italy corporate bonds			146,934
Jersey (Channel Islands): 0.97%
Travelers Insurance Company Institutional Funding Ltd., 5.750%, due 12/06/11		100,000	160,658

	Face amount		Value
Luxembourg: 0.47%
Enel Finance International SA, 5.625%, due 08/14/24	GBP	50,000	$77,412
Mexico: 0.62%
America Movil SAB de CV, 3.625%, due 03/30/15		$100,000	102,823
Netherlands: 0.49%
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP	50,000	80,825
Norway: 0.67%
StatoilHydro ASA, 5.250%, due 04/15/19		$100,000	111,389
Qatar: 0.66%
Qtel International Finance Ltd., 6.500%, due 06/10/14[3]		100,000	109,612
South Korea: 0.66%
Hyundai Capital Services, Inc., 6.000%, due 05/05/15[3]		100,000	108,247
Spain: 1.24%
Caja de Ahorros y Monte de Piedad de Madrid, 4.125%, due 03/24/36	EUR	150,000	136,904
Gas Natural Capital Markets SA, 5.250%, due 07/09/14		50,000	67,986
Total Spain corporate bonds			204,890
United Kingdom: 4.94%
Aviva PLC, 4.729%, due 11/28/14[1,2]		40,000	42,227
BAA Funding Ltd., 3.975%, due 02/15/14[1,3]		50,000	67,843
Barclays Bank PLC, 4.750%, due 03/15/20[1,2]		40,000	35,011
4.875%, due 12/15/14[1,2]		60,000	62,539
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16		100,000	162,833
Nationwide Building Society, 1.242%, due 12/22/16[1]		200,000	241,203
Tesco PLC, 6.125%, due 02/24/22	GBP	50,000	85,086
WPP PLC, 6.625%, due 05/12/16	EUR	80,000	120,459
Total United Kingdom corporate bonds			817,201

49

UBS Global Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States: 13.00%
Alltel Corp., 7.875%, due 07/01/32		$40,000	$51,107
Altria Group, Inc., 9.250%, due 08/06/19		100,000	130,504
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	50,000	70,037
Anadarko Petroleum Corp., 5.750%, due 06/15/14		$100,000	107,044
Avon Products, Inc., 5.625%, due 03/01/14		70,000	77,565
Bank of America Corp., 7.375%, due 05/15/14		125,000	138,948
Bear Stearns Cos. LLC, 5.700%, due 11/15/14		300,000	329,625
Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	EUR	40,000	53,845
Citigroup, Inc., 4.750%, due 05/31/17[1]		50,000	60,824
5.625%, due 08/27/12		$70,000	73,455
Comcast Cable Communications LLC, 6.750%, due 01/30/11		150,000	150,705
Enterprise Products Operating LLC, 3.700%, due 06/01/15		30,000	30,947
5.000%, due 03/01/15		20,000	21,566
General Electric Capital Corp., Series A, 6.750%, due 03/15/32		110,000	124,533
Goldman Sachs Group, Inc., 7.500%, due 02/15/19		200,000	233,198
Hasbro, Inc., 6.350%, due 03/15/40		50,000	50,594
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		75,000	71,438
Morgan Stanley, 5.450%, due 01/09/17		250,000	259,254
SLM Corp., 1.300%, due 11/15/11[1]	EUR	50,000	64,101
Waste Management, Inc., 7.375%, due 03/11/19		$40,000	48,404
Total United States corporate bonds			2,147,694
Total corporate bonds (cost $5,813,239)			5,766,033

	Face amount		Value
Asset-backed securities: 2.29%
Cayman Islands: 0.16%
MBNA America European Structured Offerings, Series 7, 5.450%, due 04/19/11	EUR	20,000	$26,971
United Kingdom: 1.29%
Chester Asset Receivables Dealings, Series 2004-1, Class A, 0.928%, due 04/15/16[1]	GBP	20,000	30,083
Chester Asset Receivables Dealings 2003-B PLC, Series A, 4.650%, due 07/15/13		30,000	48,510
Chester Asset Receivables Dealings No. 12 PLC, Series A, 6.000%, due 01/18/11		20,000	31,217
Permanent Financing PLC, Series 6, Class 5A2, 0.905%, due 06/10/42[1,4,6,8]		40,000	61,628
Whinstone Capital Management Ltd., Series 1A, Class B2, 2.825%, due 10/25/44[1]	EUR	77,108	41,731
Total United Kingdom asset-backed securities			213,169
United States: 0.84%
Bank of America Corp., Series 2004-A1, 4.500%, due 01/17/14		40,000	55,419
MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, 5.600%, due 07/17/14		50,000	69,172
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.441%, due 09/25/36[1]		$36,028	13,604
Total United States asset-backed securities			138,195
Total asset-backed securities (cost $453,805)			378,335
Collateralized debt obligations: 1.20%
Netherlands: 0.29%
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24[3,5,6,7]		100,000	48,107

50

UBS Global Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Collateralized debt obligations—(Concluded)
United States: 0.91%
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.552%, due 06/09/19[1,3,5,6]	$250,000	$150,000
Total collateralized debt obligations (cost $379,920)		198,107
Commercial mortgage-backed security: 2.24%
United States: 2.24%
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43 (cost $329,365)	350,000	371,020
Mortgage & agency debt securities: 8.62%
United States: 8.62%
Federal Home Loan Mortgage Corp. Gold Pools,[9] #G04461, 5.000%, due 07/01/38	170,399	178,836
Federal National Mortgage Association Pools,[9] #AA5244, 4.000%, due 05/01/39	72,407	72,102
#909356, 5.000%, due 02/01/37	180,251	189,741
#914467, 5.000%, due 04/01/37	142,364	149,816
#928197, 5.500%, due 03/01/37	151,675	162,400
#AC1466, 5.500%, due 08/01/39	186,561	200,853
#900568, 6.000%, due 09/01/36	93,014	101,389
#940642, 6.000%, due 08/01/37	159,592	174,959
#889579, 6.000%, due 05/01/38	125,402	136,458
Government National Mortgage Association Pools, #781276, 6.500%, due 04/15/31	51,049	57,958
Total mortgage & agency debt securities (cost $1,333,996)		1,424,512

	Face amount		Value
US government obligations: 5.64%
US Treasury Bonds, 4.375%, due 05/15/40		$375,000	$376,815
US Treasury Notes, 1.375%, due 02/15/12		120,000	121,350
2.625%, due 08/15/20		250,000	237,012
3.625%, due 02/15/20		190,000	197,184
			932,361
Total US government obligations (cost $988,810)			932,361
Non-US government obligations: 34.41%
Canada: 2.51%
Canadian Government Bond, 3.500%, due 06/01/20	CAD	400,000	414,684
Denmark: 0.59%
Government of Denmark, 4.000%, due 11/15/17	DKK	500,000	97,513
Germany: 2.71%
Bundesrepublik Deutschland, 2.250%, due 09/04/20	EUR	75,000	94,730
4.000%, due 01/04/37		80,000	115,628
6.250%, due 01/04/24		135,000	237,382
			447,740
Italy: 5.10%
Buoni Poliennali Del Tesoro, 4.000%, due 09/01/20		200,000	253,095
5.000%, due 08/01/39		235,000	295,481
Republic of Italy, 4.750%, due 01/25/16		290,000	295,458
			844,034
Japan: 14.37%
Government of Japan, 0.800%, due 03/20/13	JPY	25,950,000	323,919
1.800%, due 06/20/17		88,000,000	1,164,904
1.900%, due 06/20/25		68,800,000	886,162
			2,374,985
Netherlands: 0.87%
Government of the Netherlands, 4.000%, due 01/15/37	EUR	100,000	143,654
Spain: 2.97%
Government of Spain, 4.200%, due 07/30/13		55,000	74,151
Instituto de Credito Oficial, 5.375%, due 07/02/12		400,000	416,532
			490,683

51

UBS Global Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
United Kingdom: 5.29%
UK Gilts, 2.000%, due 01/22/16	GBP	200,000	$305,746
4.250%, due 03/07/36		85,000	133,451
4.750%, due 03/07/20		200,000	344,779
5.000%, due 03/07/12		55,000	90,039
			874,015
Total non-US government obligations (cost $5,369,211)			5,687,308
Supranational bonds: 4.61%
European Investment Bank, 6.125%, due 01/23/17	AUD	250,000	250,899
6.250%, due 04/15/14	GBP	290,000	510,708
Total supranational bonds (cost $811,091)			761,607
Total bonds (cost $15,479,437)			15,519,283

	Shares	Value
Short-term investment: 3.77%
Investment company: 3.77%
UBS Cash Management Prime Relationship Fund[10] (cost $623,491)	623,491	$623,491
Total investments: 97.67% (cost $16,102,928)		16,142,774
Cash and other assets, less liabilities: 2.33%		384,483
Net assets: 100.00%		$16,527,257

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$783,025
Gross unrealized depreciation	(743,179)
Net unrealized appreciation of investments	$39,846

1  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.

2  Perpetual bond security. The maturity date reflects the next call date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $483,809 or 2.93% of net assets.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2010, the value of this security amounted to $61,628 or 0.37% of net assets.

5  Security is illiquid. At December 31, 2010, the value of these securities amounted to $198,107 or 1.20% of net assets.

52

UBS Global Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

6  These securities, which represent 1.57% of net assets as of December 31, 2010, are considered restricted. (See restricted security table below for more information.)

Restricted securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/10	12/31/10 Value as a percentage of net assets
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.552%, due 06/09/19	05/09/07 - 09/25/09	$247,508	1.50%	$150,000	0.91%
Permanent Financing PLC, Series 6, Class 5A2, 0.905%, due 06/10/42	11/19/10	39,432	0.24	61,628	0.37
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24	05/18/07	132,413	0.80	48,107	0.29
		$419,353	2.54%	$259,735	1.57%

7  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

8  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.

9  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

10  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$570,589	$3,614,741	$3,561,840	$623,491	$792

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

GE  General Electric

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

53

UBS Global Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

Forward foreign currency contracts

UBS Global Bond Fund had the following open forward foreign currency contracts as of December 31, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	CAD	425,000	USD	416,375	03/03/11	$(10,566)
JPMorgan Chase Bank	EUR	200,000	USD	263,762	03/03/11	(3,461)
JPMorgan Chase Bank	GBP	1,480,000	USD	2,318,774	03/03/11	12,302
JPMorgan Chase Bank	USD	508,314	CAD	520,000	03/03/11	14,061
JPMorgan Chase Bank	USD	179,838	CHF	180,000	03/03/11	12,795
JPMorgan Chase Bank	USD	733,988	EUR	555,000	03/03/11	7,555
JPMorgan Chase Bank	USD	778,609	JPY	65,300,000	03/03/11	26,167
JPMorgan Chase Bank	USD	214,933	KRW	249,000,000	03/03/11	3,814
JPMorgan Chase Bank	USD	200,389	NOK	1,240,000	03/03/11	11,515
JPMorgan Chase Bank	USD	452,791	SEK	3,190,000	03/03/11	20,561
Net unrealized appreciation on forward foreign currency contracts						$94,743

Currency type abbreviations:

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

Futures contracts

UBS Global Bond Fund had the following open futures contracts as of December 31, 2010:

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 3 contracts (USD)	March 2011	$377,067	$366,375	$(10,692)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 8 contracts (USD)	March 2011	(955,612)	(941,750)	13,862
Net unrealized appreciation on futures contracts				$3,170

Currency type abbreviation:

USD  United States Dollar

Swap agreements

UBS Global Bond Fund had outstanding credit default swap agreements with the following terms as of December 31, 2010:

54

UBS Global Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

Credit default swaps on sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[4]
Goldman Sachs International	EUR	280,000	12/20/18	—[2]	1.2600%[3]	—	$(14,338)	$(14,338)	1.8488%

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Italy 6.875% bond, due 09/27/23.

3  Payments received are based on the notional amount.

4  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

Currency type abbreviation:

EUR  Euro

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$5,766,033	$—	$5,766,033
Asset-backed securities	—	378,335	—	378,335
Collateralized debt obligations	—	—	198,107	198,107
Commercial mortgage-backed security	—	371,020	—	371,020
Mortgage & agency debt securities	—	1,424,512	—	1,424,512
US government obligations	—	932,361	—	932,361
Non-US government obligations	—	5,687,308	—	5,687,308
Supranational bonds	—	761,607	—	761,607
Short-term investment	—	623,491	—	623,491
Other financial instruments[1]	3,170	80,405	—	83,575
Total	$3,170	$16,025,072	$198,107	$16,226,349

1  Other financial instruments include futures contracts, swap agreements, and forward foreign currency contracts.

55

UBS Global Bond Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligations	Total
Assets
Beginning balance	$269,435	$269,435
Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	30,212	30,212
Purchases, sales, issuances, and settlements (net)	(101,540)	(101,540)
Transfers in and/or out of Level 3	—	—
Ending balance	$198,107	$198,107
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/10.	$11,421	$11,421

See accompanying notes to financial statements.
56

UBS High Yield Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS High Yield Fund (the "Fund") returned 9.70% (Class A shares gained 4.72% after the deduction of the maximum sales charge), while Class Y shares returned 9.92%. The Fund's benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 9.83% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 59; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a strong absolute return during the reporting period and performed largely in line with the Index. Overall sector allocation was positive for results, while issue selection marginally detracted from performance.

Portfolio performance summary1

What worked

•  The Fund's positioning in a number of sectors contributed to performance during the reporting period.

  – Our overweight exposure to the industrial sectors was a positive for results. In particular, overweights in gaming and technology were rewarded as their spreads narrowed given improving profits and generally strong investor demand. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

  – Within the financial sector, an overweight to the insurance subsector aided the Fund's results. During the period, spreads in this space continued to narrow from their elevated levels during the credit crisis.

•  Issue selection contributed positively within the building materials/construction and chemical industries, where we broadly sought to own more defensive names that we expected to be more resilient. Although fundamentals remained weak, strengthening global demand benefited these industries.

•  Overall, the Fund's positioning from a quality perspective enhanced its results. The Fund's modest overweight to securities rated CCC and lower was beneficial for performance, as investor risk appetite was generally robust during the review period.2

What didn't work

•  Issue selection was the largest detractor from the Fund's relative performance. While the Fund's overweight to the industrials sector was a positive for results, this was somewhat offset by security selection—particularly in the gaming subsector.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.

57

UBS High Yield Fund

•  An underweight in banking was not rewarded, as the sector performed very well during the reporting period. We increased the Fund's exposure to banking as the reporting period progressed, but remained modestly underweight.

•  The Fund's overweight exposure to B-rated bonds negatively contributed to results.3 This segment of the high yield market lagged the index during the reporting period, while lower rated securities outperformed.

3  A bond credit rating assesses the credit worthiness of a debt issue. A B-rated bond is considered to be low grade.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

58

UBS High Yield Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	9.70%	13.87%	6.80%	7.13%	5.81%
Class B3	9.27	13.19	6.03	N/A	7.23 [6]
Class C4	9.41	13.47	6.30	N/A	7.25
Class Y5	9.92	14.41	7.12	7.43	6.30
After deducting maximum sales charge
Class A2	4.72%	8.73%	5.81%	6.64%	5.40%
Class B3	4.27	8.19	5.74	N/A	7.23 [6]
Class C4	8.66	12.72	6.30	N/A	7.25
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[7]	9.83%	15.10%	8.66%	8.84%	6.89%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.38% and 1.20%; Class B—2.20% and 1.95%; Class C—1.88% and 1.70%; Class Y—1.05% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS High Yield Fund Class A shares is December 31, 1998. Inception date of Class B and Class C shares is November 7, 2001. Inception date of Class Y shares and the index is September 30, 1997.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

59

UBS High Yield Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2010

Percentage of net assets
CIT Group, Inc., 7.000%, due 05/01/17	1.3%
FireKeepers Development Authority, 13.875%, due 05/01/15	1.2
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17	1.1
Chesapeake Energy Corp., 7.250%, due 12/15/18	1.0
SunGard Data Systems, Inc., 10.250%, due 08/15/15	1.0
Clearwire Communications LLC, 12.000%, due 12/01/15	1.0
Frontier Communications Corp., 9.000%, due 08/15/31	0.9
Apria Healthcare Group, Inc., 11.250%, due 11/01/14	0.9
Intelsat Jackson Holdings SA, 11.250%, due 06/15/16	0.9
CIT Group, Inc., 7.000%, due 05/01/16	0.9
Total	10.2%

60

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2010

Bonds
Corporate bonds
Aerospace	0.95%
Air transportation	0.66
Automotive & auto parts distributors	3.20
Banks & thrifts	3.34
Broadcasting	1.97
Building materials	1.68
Cable TV	2.11
Capital goods	0.89
Chemicals	2.39
Commercial banks	0.38
Consumer products	0.40
Containers	2.52
Diversified financial services	5.18
Diversified media	1.46
Electric utilities	4.41
Energy	11.84
Entertainment/film	0.40
Environmental	0.21
Food & drug retail	1.04
Food/beverage/tobacco	2.03
Gaming	6.87
Healthcare	4.87
Homebuilders/real estate	3.04
Hotel	0.36
Insurance	3.83
Leisure	0.85
Machinery	0.96
Metals/mining	1.35
Paper	2.90
Publishing/printing	1.13
Restaurants	0.14
Services	2.62
Steels	1.74
Super retail index	3.78
Technology	5.31
Telecommunications	8.13
Textile/apparel	0.37
Transportation excluding air/rail	0.96
Total corporate bonds	96.27%
Commercial mortgage-backed securities	0.34
Total bonds	96.61%
Common stocks	0.07%
Preferred stock	0.00[1]
Warrants	0.00[1]
Short-term investment	1.81
Total investments	98.49%
Cash and other assets, less liabilities	1.51
Net assets	100.00%

1  Amount represents less than 0.005%.

61

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds: 96.61%
Corporate bonds: 96.27%
Austria: 0.30%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]	$235,000	$271,884
Bermuda: 0.58%
Intelsat Bermuda Ltd., 11.250%, due 02/04/17	300,000	327,000
Ship Finance International Ltd., 8.500%, due 12/15/13	190,000	193,325
Total Bermuda corporate bonds		520,325
Canada: 1.20%
Bombardier, Inc., 7.500%, due 03/15/18[1]	110,000	117,975
7.750%, due 03/15/20[1]	150,000	161,625
Nova Chemicals Corp., 8.625%, due 11/01/19	150,000	163,875
OPTI Canada, Inc., 8.250%, due 12/15/14	230,000	163,875
9.000%, due 12/15/12[1]	150,000	150,375
Reliance Intermediate Holdings LP, 9.500%, due 12/15/19[1]	200,000	210,250
Trinidad Drilling Ltd., 7.875%, due 01/15/19[1]	95,000	95,950
Total Canada corporate bonds		1,063,925
Cayman Islands: 0.35%
Sable International Finance Ltd., 7.750%, due 02/15/17[1]	125,000	132,188
Seagate HDD Cayman, 7.750%, due 12/15/18[1]	175,000	177,187
Total Cayman Islands corporate bonds		309,375
China: 0.10%
Sino-Forest Corp., 6.250%, due 10/21/17[1]	90,000	90,788
France: 0.15%
Cie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	135,000	138,375
Germany: 0.09%
Unitymedia Hessen, 8.125%, due 12/01/17[1]	75,000	78,375
Ireland: 0.61%
Anglo Irish Bank Corp. Ltd., 0.411%, due 11/02/11[2]	475,000	334,875

	Face amount	Value
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[1]	$200,000	$206,250
Total Ireland corporate bonds		541,125
Luxembourg: 2.05%
ConvaTec Healthcare E SA, 10.500%, due 12/15/18[1]	200,000	202,750
Expro Finance Luxembourg SCA, 8.500%, due 12/15/16[1]	455,000	434,525
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20[1]	100,000	101,000
11.250%, due 06/15/16	727,000	783,342
Wind Acquisition Finance SA, 11.750%, due 07/15/17[1]	270,000	304,425
Total Luxembourg corporate bonds		1,826,042
Netherlands: 0.80%
ING Groep NV, 5.775%, due 12/08/15[2,3]	245,000	210,700
NXP BV, 7.875%, due 10/15/14	230,000	239,200
9.500%, due 10/15/15	245,000	262,150
Total Netherlands corporate bonds		712,050
Russia: 0.25%
Evraz Group SA, 9.500%, due 04/24/18[1]	200,000	220,760
Spain: 0.28%
Cemex Espana Luxembourg, 9.250%, due 05/12/20[1]	252,000	247,590
United Kingdom: 1.83%
Global Crossing UK Finance PLC, 10.750%, due 12/15/14	300,000	310,500
Hanson Ltd., 6.125%, due 08/15/16	200,000	204,000
HBOS Capital Funding LP, 6.071%, due 06/30/14[1,2,3]	300,000	244,500
Ineos Finance PLC, 9.000%, due 05/15/15[1]	100,000	106,375
Ineos Group Holdings PLC, 8.500%, due 02/15/16[1]	230,000	219,075
Vedanta Resources PLC, 9.500%, due 07/18/18[1]	100,000	109,375
Virgin Media Finance PLC, 9.125%, due 08/15/16	150,000	159,750
9.500%, due 08/15/16	100,000	113,000
Virgin Media Secured Finance PLC, 6.500%, due 01/15/18	150,000	157,875
Total United Kingdom corporate bonds		1,624,450

62

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States: 87.68%
Accellent, Inc., 8.375%, due 02/01/17	$275,000	$281,875
ACCO Brands Corp., 10.625%, due 03/15/15	75,000	84,375
Advanced Micro Devices, Inc., 8.125%, due 12/15/17	135,000	143,100
AES Corp., 8.000%, due 06/01/20	550,000	583,000
AGFC Capital Trust I, 6.000%, due 01/15/67[1,2]	125,000	57,500
AK Steel Corp., 7.625%, due 05/15/20	200,000	200,500
Allison Transmission, Inc., 11.000%, due 11/01/15[1]	190,000	207,100
Ally Financial, Inc., 7.500%, due 09/15/20[1]	150,000	157,313
8.000%, due 03/15/20	425,000	464,313
8.000%, due 11/01/31	150,000	161,625
8.300%, due 02/12/15	500,000	550,000
AMC Entertainment, Inc., 8.750%, due 06/01/19	275,000	293,563
American Axle & Manufacturing Holdings, Inc., 9.250%, due 01/15/17[1]	85,000	94,988
American General Finance Corp., 5.625%, due 08/17/11	175,000	172,156
American General Institutional Capital A, 7.570%, due 12/01/45[1]	600,000	601,500
American International Group, Inc., 6.250%, due 03/15/37	175,000	154,761
8.175%, due 05/15/58[2]	130,000	138,425
Ameristar Casinos, Inc., 9.250%, due 06/01/14	225,000	240,750
AMGH Merger Sub, Inc., 9.250%, due 11/01/18[1]	135,000	141,750
Amsted Industries, Inc., 8.125%, due 03/15/18[1]	60,000	63,675
Apria Healthcare Group, Inc., 11.250%, due 11/01/14	750,000	819,375
Aquilex Holdings LLC, 11.125%, due 12/15/16	70,000	70,875
ARAMARK Corp., 8.500%, due 02/01/15	460,000	480,700
ArvinMeritor, Inc., 10.625%, due 03/15/18	150,000	168,750
Ashland, Inc., 9.125%, due 06/01/17	165,000	190,163

	Face amount	Value
Aspect Software, Inc., 10.625%, due 05/15/17[1]	$60,000	$61,575
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	275,000	283,250
ATP Oil & Gas Corp., 11.875%, due 05/01/15[1]	50,000	47,250
Avis Budget Car Rental LLC, 9.625%, due 03/15/18	100,000	107,750
Baldor Electric Co., 8.625%, due 02/15/17	110,000	123,200
Ball Corp., 6.750%, due 09/15/20	35,000	36,750
Bank of America Corp., 8.000%, due 01/30/18[2,3]	75,000	75,585
BankAmerica Capital II, 8.000%, due 12/15/26	380,000	382,375
BE Aerospace, Inc., 6.875%, due 10/01/20	175,000	180,688
Beazer Homes USA, Inc., 6.875%, due 07/15/15	15,000	14,513
8.125%, due 06/15/16	150,000	147,375
Belden, Inc., 9.250%, due 06/15/19	100,000	109,625
Berry Petroleum Co., 6.750%, due 11/01/20	100,000	100,500
Berry Plastics Corp., 8.250%, due 11/15/15	125,000	132,500
9.500%, due 05/15/18	150,000	150,375
Biomet, Inc., 10.375%, due 10/15/17[4]	435,000	475,238
Boise Paper Holdings LLC, 9.000%, due 11/01/17	70,000	76,475
Bon-Ton Department Stores, Inc., 10.250%, due 03/15/14	575,000	586,500
Boyd Gaming Corp., 9.125%, due 12/01/18[1]	160,000	158,000
Brocade Communications Systems, Inc., 6.875%, due 01/15/20	50,000	53,250
Brunswick Corp., 11.250%, due 11/01/16[1]	80,000	95,200
Cablevision Systems Corp., 8.625%, due 09/15/17	425,000	462,719
Caesars Entertainment Operating Co., Inc., 10.000%, due 12/15/18	305,000	278,313
11.250%, due 06/01/17	880,000	990,000
Calpine Construction Finance Co. LP, 8.000%, due 06/01/16[1]	200,000	212,500
Calpine Corp., 7.500%, due 02/15/21[1]	285,000	280,725
7.875%, due 07/31/20[1]	470,000	475,875

63

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Capella Healthcare, Inc., 9.250%, due 07/01/17[1]	$55,000	$58,300
Carriage Services, Inc., 7.875%, due 01/15/15	250,000	251,562
Case New Holland, Inc., 7.875%, due 12/01/17[1]	225,000	245,812
Casella Waste Systems, Inc., 11.000%, due 07/15/14	125,000	138,281
CB Richard Ellis Services, Inc., 11.625%, due 06/15/17	100,000	115,875
Celanese US Holdings LLC, 6.625%, due 10/15/18[1]	95,000	98,087
Cemex Finance LLC, 9.500%, due 12/14/16[1]	200,000	206,250
Cengage Learning Acquisitions, Inc., 10.500%, due 01/15/15[1]	180,000	185,850
Chesapeake Energy Corp., 6.625%, due 08/15/20	130,000	128,050
7.250%, due 12/15/18	850,000	879,750
CIT Group, Inc., 7.000%, due 05/01/13	200,000	204,000
7.000%, due 05/01/16	755,000	757,831
7.000%, due 05/01/17	1,175,000	1,177,937
Citigroup Capital XXI, 8.300%, due 12/21/57[2]	655,000	681,200
Clear Channel Communications, Inc., 5.500%, due 09/15/14	130,000	107,900
6.250%, due 03/15/11	55,000	54,862
7.250%, due 10/15/27	135,000	75,600
10.750%, due 08/01/16	200,000	179,000
Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	25,000	27,187
Series B, 9.250%, due 12/15/17	105,000	114,975
Clearwater Paper Corp., 7.125%, due 11/01/18[1]	125,000	129,062
Clearwire Communications LLC, 12.000%, due 12/01/15[1]	780,000	841,400
CMP Susquehanna Corp., 16.611%, due 05/15/14[5,6]	50,000	17,750
Community Health Systems, Inc., 8.875%, due 07/15/15	190,000	199,500
Comstock Resources, Inc., 8.375%, due 10/15/17	100,000	100,250
Consol Energy, Inc., 8.000%, due 04/01/17[1]	200,000	213,000
Constellation Brands, Inc., 8.375%, due 12/15/14	350,000	382,375

	Face amount	Value
CPM Holdings, Inc., 10.625%, due 09/01/14[1]	$150,000	$160,500
Cricket Communications, Inc., 10.000%, due 07/15/15	125,000	133,906
Crosstex Energy LP, 8.875%, due 02/15/18	280,000	299,950
CSC Holdings LLC, 8.625%, due 02/15/19	125,000	141,250
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15[1]	180,000	186,300
Darling International, Inc., 8.500%, due 12/15/18[1]	40,000	41,700
Delta Air Lines, Inc., 12.250%, due 03/15/15[1]	325,000	366,437
Denbury Resources, Inc., 8.250%, due 02/15/20	125,000	135,625
9.750%, due 03/01/16	335,000	373,525
Developers Diversified Realty Corp., REIT, 9.625%, due 03/15/16	310,000	367,884
Diamond Resorts Corp., 12.000%, due 08/15/18[1]	570,000	570,000
DISH DBS Corp., 6.625%, due 10/01/14	400,000	415,000
7.875%, due 09/01/19	200,000	209,000
Domtar Corp., 10.750%, due 06/01/17	85,000	107,100
DuPont Fabros Technology LP, REIT, 8.500%, due 12/15/17	400,000	428,000
Dycom Investments, Inc., 8.125%, due 10/15/15	175,000	179,812
Dynegy Holdings, Inc., 8.375%, due 05/01/16	160,000	119,600
E*Trade Financial Corp., 12.500%, due 11/30/17[4]	324,000	380,700
Edgen Murray Corp., 12.250%, due 01/15/15	140,000	121,800
Edison Mission Energy, 7.000%, due 05/15/17	555,000	439,837
El Paso Corp., 7.800%, due 08/01/31	640,000	636,636
Encore Acquisition Co., 9.500%, due 05/01/16	175,000	194,250
Energy Future Intermediate Holding Co. LLC, 10.000%, due 12/01/20	431,000	444,479
Energy Transfer Equity LP, 7.500%, due 10/15/20	50,000	51,500
Entravision Communications Corp., 8.750%, due 08/01/17[1]	175,000	184,625
Equinix, Inc., 8.125%, due 03/01/18	250,000	261,250

64

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Exopack Holding Corp., 11.250%, due 02/01/14	$195,000	$202,312
Ferrellgas Partners-LP, 9.125%, due 10/01/17	435,000	478,500
FireKeepers Development Authority, 13.875%, due 05/01/15[1]	930,000	1,099,725
First Data Corp., 9.875%, due 09/24/15	205,000	195,262
11.250%, due 03/31/16	195,000	170,625
Ford Motor Co., 7.450%, due 07/16/31	415,000	444,569
Ford Motor Credit Co. LLC, 8.700%, due 10/01/14	250,000	281,539
12.000%, due 05/15/15	520,000	654,128
Forest Oil Corp., 8.500%, due 02/15/14	140,000	152,950
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	210,000	232,313
Freescale Semiconductor, Inc., 9.125%, due 12/15/14[4]	135,000	141,075
9.250%, due 04/15/18[1]	115,000	126,500
10.125%, due 12/15/16	275,000	289,438
10.125%, due 03/15/18[1]	125,000	140,625
10.750%, due 08/01/20[1]	150,000	163,500
Frontier Communications Corp., 8.250%, due 04/15/17	60,000	65,850
8.500%, due 04/15/20	60,000	65,550
9.000%, due 08/15/31	805,000	827,137
FTI Consulting, Inc., 6.750%, due 10/01/20[1]	100,000	99,250
Gannett Co., Inc., 9.375%, due 11/15/17	150,000	167,250
GenOn Energy, Inc., 9.500%, due 10/15/18[1]	140,000	139,125
GenOn Escrow Corp., 9.875%, due 10/15/20[1]	200,000	198,500
Gentiva Health Services, Inc., 11.500%, due 09/01/18	55,000	59,950
Georgia Gulf Corp., 9.000%, due 01/15/17[1]	35,000	37,975
Georgia-Pacific LLC, 5.400%, due 11/01/20[1]	200,000	197,736
8.250%, due 05/01/16[1]	375,000	423,281
8.875%, due 05/15/31	215,000	264,450
Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67[1,2]	200,000	166,000
Global Aviation Holdings, Inc., 14.000%, due 08/15/13	205,000	221,400

	Face amount	Value
Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	$360,000	$410,400
Graham Packaging Co. LP, 8.250%, due 10/01/18	45,000	47,250
9.875%, due 10/15/14	545,000	564,075
Graphic Packaging International, Inc., 7.875%, due 10/01/18	120,000	125,700
9.500%, due 06/15/17	55,000	60,019
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	215,000	218,225
GXS Worldwide, Inc., 9.750%, due 06/15/15	175,000	172,813
Harland Clarke Holdings Corp., 9.500%, due 05/15/15	430,000	408,500
Hartford Financial Services Group, Inc., 8.125%, due 06/15/38[2]	460,000	488,750
HCA Holdings, Inc., 7.750%, due 05/15/21[1]	280,000	280,000
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16[1]	450,000	462,375
Hertz Corp., 7.375%, due 01/15/21[1]	240,000	242,400
Hexion US Finance Corp., 8.875%, due 02/01/18	145,000	154,969
Hilcorp Finance Co., 7.625%, due 04/15/21[1]	90,000	92,925
8.000%, due 02/15/20[1]	85,000	89,994
Host Hotels & Resorts LP, REIT, 9.000%, due 05/15/17	285,000	316,350
Huntsman International LLC, 5.500%, due 06/30/16	150,000	145,125
Icahn Enterprises LP, 8.000%, due 01/15/18	125,000	125,000
ILFC E-Capital Trust I, 5.990%, due 12/21/65[1,2]	320,000	242,259
Inergy LP, 7.000%, due 10/01/18[1]	80,000	80,600
8.250%, due 03/01/16	325,000	338,812
8.750%, due 03/01/15	290,000	308,850
ING Capital Funding Trust III, 3.903%, due 03/31/11[2,3]	215,000	198,337
Ingles Markets, Inc., 8.875%, due 05/15/17	430,000	460,100
Insight Communications Co., Inc., 9.375%, due 07/15/18[1]	50,000	53,250
Interactive Data Corp., 10.250%, due 08/01/18[1]	25,000	27,125
International Lease Finance Corp., 7.125%, due 09/01/18[1]	425,000	451,563
8.625%, due 09/15/15[1]	405,000	435,375
8.750%, due 03/15/17[1]	130,000	139,425

65

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Invista, 9.250%, due 05/01/12[1]	$77,000	$78,348
Iron Mountain, Inc., 8.375%, due 08/15/21	425,000	455,812
Jabil Circuit, Inc., 8.250%, due 03/15/18	150,000	169,875
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	275,000	267,438
JC Penney Corp., Inc., 7.125%, due 11/15/23	325,000	335,563
K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16	180,000	184,500
KB Home, 5.750%, due 02/01/14	75,000	75,000
5.875%, due 01/15/15	150,000	146,250
6.250%, due 06/15/15	150,000	148,500
KEMET Corp., 10.500%, due 05/01/18[1]	100,000	107,500
Key Energy Services, Inc., 8.375%, due 12/01/14	365,000	385,075
Land O'Lakes Capital Trust I, 7.450%, due 03/15/28[1]	340,000	304,300
Landry's Restaurants, Inc., 11.625%, due 12/01/15	120,000	128,100
Level 3 Financing, Inc., 9.250%, due 11/01/14	110,000	109,175
10.000%, due 02/01/18	150,000	144,000
Levi Strauss & Co., 7.625%, due 05/15/20	200,000	206,500
Libbey Glass, Inc., 10.000%, due 02/15/15[1]	75,000	80,625
Liberty Mutual Group, Inc., 7.800%, due 03/15/37[1]	100,000	98,500
10.750%, due 06/15/58[1,2]	335,000	405,350
Limited Brands, Inc., 7.600%, due 07/15/37	100,000	98,000
8.500%, due 06/15/19	155,000	177,087
Lincoln National Corp., 7.000%, due 05/17/66[2]	550,000	536,250
Linn Energy LLC, 7.750%, due 02/01/21[1]	240,000	246,000
11.750%, due 05/15/17	160,000	183,200
Lyondell Chemical Co., 8.000%, due 11/01/17[1]	270,000	298,687
11.000%, due 05/01/18	250,000	283,125
Macy's Retail Holdings, Inc., 6.375%, due 03/15/37	225,000	220,500
Manitowoc Co., Inc., 8.500%, due 11/01/20	300,000	318,750

	Face amount	Value
Mantech International Corp., 7.250%, due 04/15/18	$35,000	$36,575
Marquette Transportation Finance Corp., 10.875%, due 01/15/17[1]	100,000	102,000
Massey Energy Co., 6.875%, due 12/15/13	250,000	253,125
McClatchy Co., 11.500%, due 02/15/17	210,000	235,987
McJunkin Red Man Corp., 9.500%, due 12/15/16[1]	500,000	472,500
MedAssets, Inc., 8.000%, due 11/15/18[1]	225,000	226,125
Media General, Inc., 11.750%, due 02/15/17	150,000	157,687
Mediacom LLC, 9.125%, due 08/15/19	75,000	76,500
Mercer International, Inc., 9.500%, due 12/01/17[1]	140,000	143,850
Meritage Homes Corp., 6.250%, due 03/15/15	100,000	100,500
MGM Resorts International, 9.000%, due 03/15/20[1]	125,000	137,500
10.000%, due 11/01/16[1]	210,000	215,775
10.375%, due 05/15/14	125,000	140,312
11.125%, due 11/15/17	410,000	471,500
13.000%, due 11/15/13	260,000	307,450
Michael Foods, Inc., 9.750%, due 07/15/18[1]	220,000	240,350
Michaels Stores, Inc., 11.375%, due 11/01/16	215,000	234,350
Midwest Gaming Borrower LLC, 11.625%, due 04/15/16[1]	120,000	124,200
Mirant Americas Generation LLC, 9.125%, due 05/01/31	240,000	236,400
Momentive Performance Materials, Inc., 12.500%, due 06/15/14	80,000	89,300
Multiplan, Inc., 9.875%, due 09/01/18[1]	485,000	515,312
Murray Energy Corp., 10.250%, due 10/15/15[1]	210,000	220,500
Mylan, Inc., 7.625%, due 07/15/17[1]	250,000	265,938
Nalco Co., 6.625%, due 01/15/19[1]	250,000	255,625
Navios Maritime Acquisition Corp., 8.625%, due 11/01/17[1]	390,000	398,775
Navios Maritime Holdings, Inc., 8.875%, due 11/01/17	160,000	173,200
Navistar International Corp., 8.250%, due 11/01/21	125,000	134,375

66

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
NB Capital Trust II, 7.830%, due 12/15/26	$115,000	$115,000
Neiman Marcus Group, Inc., 9.000%, due 10/15/15[4]	66,456	69,613
10.375%, due 10/15/15	115,000	121,469
Nexstar Broadcasting, Inc., 8.875%, due 04/15/17[1]	125,000	132,813
Nextel Communications, Inc., Series D, 7.375%, due 08/01/15	250,000	250,313
Nielsen Finance LLC, 7.750%, due 10/15/18[1]	35,000	36,225
11.625%, due 02/01/14	140,000	162,050
12.500%, due 08/01/16[7]	145,000	152,250
Niska Gas Storage US LLC, 8.875%, due 03/15/18[1]	185,000	197,950
North American Energy Alliance LLC, 10.875%, due 06/01/16[1]	200,000	222,000
NRG Energy, Inc., 7.250%, due 02/01/14	350,000	357,000
7.375%, due 02/01/16	100,000	102,500
8.500%, due 06/15/19	100,000	103,250
Omnicare, Inc., 7.750%, due 06/01/20	42,000	43,260
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16	120,000	127,500
PAETEC Holding Corp., 9.875%, due 12/01/18[1]	300,000	308,250
Patriot Coal Corp., 8.250%, due 04/30/18	125,000	127,188
Peabody Energy Corp., 6.500%, due 09/15/20	50,000	53,375
Peninsula Gaming LLC, 8.375%, due 08/15/15	100,000	105,125
Petco Animal Supplies, Inc., 9.250%, due 12/01/18[1]	215,000	226,556
Petrohawk Energy Corp., 7.875%, due 06/01/15	200,000	208,250
10.500%, due 08/01/14	445,000	507,300
Pinafore LLC, 9.000%, due 10/01/18[1]	200,000	216,000
Pinnacle Foods Finance LLC, 10.625%, due 04/01/17	230,000	246,100
Plains Exploration & Production Co., 7.625%, due 06/01/18	127,000	133,668
10.000%, due 03/01/16	305,000	340,838
PLY Gem Industries, Inc., 11.750%, due 06/15/13	470,000	502,900
Pokagon Gaming Authority, 10.375%, due 06/15/14[1]	398,000	414,915

	Face amount	Value
Pride International, Inc., 6.875%, due 08/15/20	$35,000	$36,312
Prospect Medical Holdings, Inc., 12.750%, due 07/15/14	200,000	220,000
QEP Resources, Inc., 6.875%, due 03/01/21	105,000	110,250
Quicksilver Resources, Inc., 11.750%, due 01/01/16	140,000	163,100
Quiksilver, Inc., 6.875%, due 04/15/15	125,000	122,187
QVC, Inc., 7.125%, due 04/15/17[1]	70,000	73,325
7.500%, due 10/01/19[1]	130,000	136,825
Qwest Communications International, Inc., 7.125%, due 04/01/18[1]	450,000	465,750
Radiation Therapy Services, Inc., 9.875%, due 04/15/17[1]	100,000	99,750
RBS Global, Inc., 8.500%, due 05/01/18	140,000	148,750
Realogy Corp., 10.500%, due 04/15/14	315,000	309,487
Regal Entertainment Group, 9.125%, due 08/15/18	55,000	58,575
Residential Capital LLC, 9.625%, due 05/15/15	125,000	126,250
Reynolds Group Issuer, Inc., 7.750%, due 10/15/16[1]	200,000	211,500
8.500%, due 05/15/18[1]	200,000	201,000
Rite Aid Corp., 9.500%, due 06/15/17	180,000	153,000
10.375%, due 07/15/16	300,000	312,000
Roofing Supply Group LLC, 8.625%, due 12/01/17[1]	180,000	185,400
Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	190,000	186,437
Ryerson, Inc., 12.000%, due 11/01/15	480,000	502,800
Ryland Group, Inc., 6.625%, due 05/01/20	275,000	270,875
Salem Communications Corp., 9.625%, due 12/15/16	53,000	56,180
Sally Holdings LLC, 10.500%, due 11/15/16	125,000	137,812
SandRidge Energy, Inc., 8.750%, due 01/15/20	210,000	215,775
9.875%, due 05/15/16[1]	190,000	200,925
Sanmina-SCI Corp., 8.125%, due 03/01/16	485,000	489,850
SBA Telecommunications, Inc., 8.250%, due 08/15/19	180,000	196,650

67

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Scientific Games Corp., 8.125%, due 09/15/18[1]	$55,000	$55,412
Sealy Mattress Co., 10.875%, due 04/15/16[1]	90,000	101,700
Severstal Columbus LLC, 10.250%, due 02/15/18[1]	200,000	211,000
Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15[1]	365,000	251,850
Sinclair Television Group, Inc., 9.250%, due 11/01/17[1]	225,000	243,562
Sitel LLC, 11.500%, due 04/01/18[1]	150,000	123,750
Smithfield Foods, Inc., 10.000%, due 07/15/14[1]	190,000	218,975
Solo Cup Co., 8.500%, due 02/15/14	200,000	180,000
Spirit Aerosystems, Inc., 7.500%, due 10/01/17	115,000	119,600
Sprint Capital Corp., 8.750%, due 03/15/32	730,000	737,300
Sprint Nextel Corp., 8.375%, due 08/15/17	300,000	321,750
SPX Corp., 7.625%, due 12/15/14	400,000	435,000
SquareTwo Financial Corp., 11.625%, due 04/01/17[1]	355,000	349,675
Standard Pacific Corp., 10.750%, due 09/15/16	115,000	132,537
SunGard Data Systems, Inc., 10.250%, due 08/15/15	815,000	856,769
Susser Holdings LLC, 8.500%, due 05/15/16	50,000	53,625
Swift Energy Co., 8.875%, due 01/15/20	125,000	135,312
Tenet Healthcare Corp., 8.000%, due 08/01/20[1]	55,000	55,825
Tenneco, Inc., 7.750%, due 08/15/18[1]	55,000	58,300
Terremark Worldwide, Inc., 12.000%, due 06/15/17	170,000	194,650
Tesoro Corp., 9.750%, due 06/01/19	205,000	227,038
Toll Brothers Finance Corp., 8.910%, due 10/15/17	225,000	265,468
Toys R Us Property Co. II LLC, 8.500%, due 12/01/17	505,000	542,875
Trimas Corp., 9.750%, due 12/15/17	30,000	32,850

	Face amount	Value
Triumph Group, Inc., 8.000%, due 11/15/17	$55,000	$57,200
TRW Automotive, Inc., 7.000%, due 03/15/14[1]	155,000	165,850
Tube City IMS Corp., 9.750%, due 02/01/15	240,000	248,400
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15[1]	600,000	565,500
Tyson Foods, Inc., 10.500%, due 03/01/14	175,000	206,938
Umbrella Acquisition, Inc., 9.750%, due 03/15/15[4]	285,369	308,199
Unisys Corp., 12.750%, due 10/15/14[1]	300,000	354,750
United States Steel Corp., 7.375%, due 04/01/20	150,000	153,750
Universal Hospital Services, Inc., 8.500%, due 06/01/15[4]	130,000	133,575
Univision Communications, Inc., 7.875%, due 11/01/20[1]	35,000	36,750
8.500%, due 05/15/21[1]	185,000	187,313
12.000%, due 07/01/14[1]	200,000	219,000
USG Corp., 8.375%, due 10/15/18[1]	35,000	34,300
9.750%, due 08/01/14[1]	100,000	105,500
Vanguard Health Holding Co. II LLC, 8.000%, due 02/01/18	225,000	230,625
Verso Paper Holdings LLC, 11.500%, due 07/01/14	260,000	285,350
Series B, 11.375%, due 08/01/16	420,000	421,050
Viskase Cos., Inc., 9.875%, due 01/15/18[1]	200,000	208,500
West Corp., 7.875%, due 01/15/19[1]	250,000	254,375
11.000%, due 10/15/16	300,000	325,500
Weyerhaeuser Co., 7.375%, due 03/15/32	170,000	171,851
Whiting Petroleum Corp., 6.500%, due 10/01/18	150,000	151,500
Windstream Corp., 8.625%, due 08/01/16	375,000	394,688
WMG Acquisition Corp., 9.500%, due 06/15/16	435,000	466,538
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]	465,000	399,900
XM Satellite Radio, Inc., 13.000%, due 08/01/13[1]	115,000	136,850
Yankee Acquisition Corp., Series B, 8.500%, due 02/15/15	90,000	93,600
9.750%, due 02/15/17	245,000	255,413

68

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Yonkers Racing Corp., 11.375%, due 07/15/16[1]	$260,000	$286,325
Zions Bancorp., 5.500%, due 11/16/15	140,000	136,093
Total United States corporate bonds		78,021,781
Total corporate bonds (cost $78,400,478)		85,666,845
Commercial mortgage-backed securities: 0.34%
United States: 0.34%
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class AJ, 5.677%, due 12/10/49[2]	225,000	130,418
GS Mortgage Securities Corp. II, Series 2007-GG10, Class C, 5.807%, due 08/10/45[2]	425,000	74,026
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 5.902%, due 02/15/51[2]	100,000	97,655
Total commercial mortgage-backed securities (cost $256,876)		302,099
Total bonds (cost $78,657,354)		85,968,944
	Shares
Common stocks: 0.07%
United States: 0.07%
American Restaurant Group, Inc.*[5,6]	972	0
Knology, Inc.*	3,926	61,363
Pliant Corp.*[5,6,9]	1	0
Vertis Holdings, Inc.*[5,6]	8,952	0
Total common stocks (cost $0)		61,363
Preferred stock: 0.00%[8]
United States: 0.00%[8]
CMP Susquehanna Radio Holdings Corp., Series A1,5,6,9 (cost $135)	11,661	117

	Number of warrants	Value
Warrants: 0.00%[8]
United States: 0.00%[8]
CMP Susquehanna Radio Holdings Corp., strike @ $0.01, expires 03/26/19*[5,6]	13,325	$133
Sabreliner Corp., strike @ $0.01, expires 06/08/18*[5,6]	8,400	0
Total warrants (cost $153,135)		133
	Shares
Short-term investment: 1.81%
Investment company: 1.81%
UBS Cash Management Prime Relationship Fund[10] (cost $1,607,581)	1,607,581	1,607,581
Total investments: 98.49% (cost $80,418,205)		87,638,138
Cash and other assets, less liabilities: 1.51%		1,345,144
Net assets: 100.00%		$88,983,282

69

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,117,141
Gross unrealized depreciation	(897,208)
Net unrealized appreciation of investments	$7,219,933

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $27,907,127 or 31.36% of net assets.

2  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.

3  Perpetual bond security. The maturity date reflects the next call date.

4  PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

5  Security is illiquid. At December 31, 2010, the value of these securities amounted to $18,000 or 0.02% of net assets.

6  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2010, the value of these securities amounted to $18,000 or 0.02% of net assets.

7  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.

8  Amount represents less than 0.005%.

9  These securities, which represent 0.005% of net assets as of December 31, 2010, are considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/10	12/31/10 Value as a percentage of net assets
CMP Susquehanna Radio Holdings Corp., Series A,	03/30/09	$135	0.00%[1]	$117	0.00%[1]
Pliant Corp.,	10/02/00	0	0.00	0	0.00
		$135	0.00%[1]	$117	0.00%[1]

1  Amount represents less than 0.005%.

10  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$1,804,675	$16,862,554	$17,059,648	$1,607,581	$1,826

GE  General Electric

GS  Goldman Sachs

REIT  Real estate investment trust

70

UBS High Yield Fund

Portfolio of investments

December 31, 2010 (unaudited)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$85,649,095	$17,750	$85,666,845
Commercial mortgage-backed securities	—	302,099	—	302,099
Common stocks	61,363	—	0	61,363
Preferred stock	—	—	117	117
Warrants	—	—	133	133
Short-term investment	—	1,607,581	—	1,607,581
Total	$61,363	$87,558,775	$18,000	$87,638,138

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Common Stocks	Preferred stocks	Warrants	Total
Assets
Beginning balance	$17,750	$0	$117	$133	$18,000
Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	—	—	—	—	—
Purchases, sales, issuances, and settlements (net)	—	—	—	—	—
Transfers in and/or out of Level 3	—	—	—	—	—
Ending balance	$17,750	$0	$117	$133	$18,000
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/10.	$—	$—	$—	$—	$—

See accompanying notes to financial statements.
71

The UBS Funds

December 31, 2010 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2010 to December 31, 2010.

72

The UBS Funds

December 31, 2010 (unaudited)

		Beginning account value July 1, 2010	Ending account value December 31, 2010	Expenses paid during period* 07/01/10 – 12/31/10	Expense ratio during period
UBS Absolute Return Bond Fund
Class A	Actual	$1,000.00	$1,022.00	$5.10	1.00%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class C	Actual	1,000.00	1,020.00	6.87	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class Y	Actual	1,000.00	1,023.00	4.13	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	4.13	0.81
UBS Core Plus Bond Fund
Class A	Actual	1,000.00	1,024.80	3.27	0.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.98	3.26	0.64
Class B	Actual	1,000.00	1,020.80	7.08	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	7.07	1.39
Class C	Actual	1,000.00	1,022.30	5.81	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.80	1.14
Class Y	Actual	1,000.00	1,024.90	1.99	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.24	1.99	0.39
UBS Fixed Income Opportunities Fund[1]
Class A	Actual	1,000.00	1,022.20	0.87	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	1,021.10	1.32	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class Y	Actual	1,000.00	1,023.40	0.64	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

1  UBS Fixed Income Opportunities Fund commenced operations on November 29, 2010. Actual expense is equal to the Fund's annualized net expense ratios from the commencement of investment operations date, multiplied by the average account value over the period, multiplied by 33 divided by 365 (to reflect the actual days in the period). For comparability purposes, hypothetical expense assumes that the Fund was in operation for the entire six-month period ended December 31, 2010. Thus, the hypothetical expense is equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

73

The UBS Funds

December 31, 2010 (unaudited)

		Beginning account value July 1, 2010	Ending account value December 31, 2010	Expenses paid during period* 07/01/10 – 12/31/10	Expense ratio during period
UBS Global Bond Fund
Class A	Actual	$1,000.00	$1,063.10	$5.98	1.15%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15
Class B	Actual	1,000.00	1,058.80	9.86	1.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.63	9.65	1.90
Class C	Actual	1,000.00	1,059.10	8.56	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.89	8.39	1.65
Class Y	Actual	1,000.00	1,063.50	4.68	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58	0.90
UBS High Yield Fund
Class A	Actual	1,000.00	1,097.00	6.34	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class B	Actual	1,000.00	1,092.70	10.29	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class C	Actual	1,000.00	1,094.10	8.97	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class Y	Actual	1,000.00	1,099.20	5.03	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

74

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75

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2010 (unaudited)

	UBS Absolute Return Bond Fund	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$135,997,823	$41,739,992	$24,567,974
Affiliated issuers	9,144,727	9,881,626	3,574,769
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	343,069	—
Foreign currency, at cost	693,364	—	21,207
	$145,835,914	$51,964,687	$28,163,950
Investments, at value:
Unaffiliated issuers	$137,364,594	$42,590,983	$24,518,617
Affiliated issuers	9,144,727	10,044,307	3,642,795
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	343,069	—
Foreign currency, at value	706,496	—	21,544
Receivables:
Interest	2,585,797	229,112	381,744
Foreign tax reclaims	36,805	—	—
Fund shares sold	4,828	40,037	142,482
Investment securities sold	—	491,031	49,500
Due from advisor	—	5,900	8,926
Deferred organizational costs	—	—	49,401
Variation margin	—	27,400	20,375
Cash collateral for futures contracts	853,072	—	—
Outstanding swap agreements, at value[2]	79,997	5,983	1,309,121
Unrealized appreciation on forward foreign currency contracts	401,485	—	—
Other assets	21,618	34,971	1,298
Total assets	151,199,419	53,812,793	30,145,803
Liabilities:
Payables:
Cash collateral from securities loaned	—	343,069	—
Investment securities purchased	—	7,387,488	1,198,798
Investment advisory and administration fees	76,746	—	—
Fund shares redeemed	17,060	907,032	—
Custody and fund accounting fees	12,988	8,601	3,433
Distribution and service fees	2,376	3,648	405
Trustees' fees	7,314	5,455	2,253
Organizational costs	—	—	54,000
Due to broker	—	5,648	9,646
Due to custodian	—	1,523	47,500
Variation margin	134,601	—	—
Accrued expenses	63,225	45,451	14,351
Options written, at value[3]	—	—	263,098
Outstanding swap agreements, at value[2]	666,853	130,648	529,066
Unrealized depreciation on forward foreign currency contracts	999,081	—	166,934
Total liabilities	1,980,244	8,838,563	2,289,484
Net assets	$149,219,175	$44,974,230	$27,856,319

1  The market value of securities loaned by UBS Core Plus Bond Fund, as of December 31, 2010 was $746,083.

2  Net upfront payments (made) received by UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund were $115,065, $253 and $(360,155), respectively.

3  Premiums received by UBS Fixed Income Opportunities Fund were $291,156.

76

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$15,479,437	$78,810,624
Affiliated issuers	623,491	1,607,581
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	—
Foreign currency, at cost	204,251	—
	$16,307,179	$80,418,205
Investments, at value:
Unaffiliated issuers	$15,519,283	$86,030,557
Affiliated issuers	623,491	1,607,581
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—
Foreign currency, at value	207,671	—
Receivables:
Interest	216,664	1,653,634
Foreign tax reclaims	—	—
Fund shares sold	5,818	10,472
Investment securities sold	—	—
Due from advisor	7,026	—
Deferred organizational costs	—	—
Variation margin	875	—
Cash collateral for futures contracts	3,022	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	108,770	—
Other assets	28,996	38,275
Total assets	16,721,616	89,340,519
Liabilities:
Payables:
Cash collateral from securities loaned	—	—
Investment securities purchased	—	172,813
Investment advisory and administration fees	—	43,466
Fund shares redeemed	104,035	50,694
Custody and fund accounting fees	8,850	6,843
Distribution and service fees	3,028	14,465
Trustees' fees	4,974	6,129
Organizational costs	—	—
Due to broker	—	—
Due to custodian	90	—
Variation margin	—	—
Accrued expenses	45,017	62,827
Options written, at value[3]	—	—
Outstanding swap agreements, at value[2]	14,338	—
Unrealized depreciation on forward foreign currency contracts	14,027	—
Total liabilities	194,359	357,237
Net assets	$16,527,257	$88,983,282

See accompanying notes to financial statements.
77

The UBS Funds

Financial statements

Statement of assets and liabilities (cont'd)
December 31, 2010 (unaudited)

	UBS Absolute Return Bond Fund[1]	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund[1]
Net assets consist of:
Beneficial interest	$279,378,732	$80,595,855	$27,319,047
Accumulated undistributed (distributions in excess of) net investment income	(599,755)	186,653	35,224
Accumulated net realized gain (loss)	(130,895,944)	(36,647,872)	45,626
Net unrealized appreciation	1,336,142	839,594	456,422
Net assets	$149,219,175	$44,974,230	$27,856,319
Class A:
Net assets	$9,632,230	$9,385,250	$1,138,272
Shares outstanding	1,522,718	1,090,675	111,621
Net asset value and redemption proceeds per share	$6.33	$8.60	$10.20
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.49	$9.01	$10.68
Class B:
Net assets	N/A	$52,957	N/A
Shares outstanding	N/A	6,146	N/A
Net asset value and offering price per share	N/A	$8.62	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	N/A	$8.19	N/A
Class C:
Net assets	$2,562,719	$2,344,007	$847,055
Shares outstanding	405,093	273,265	83,113
Net asset value and offering price per share	$6.33	$8.58	$10.19
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$6.30	$8.52	$10.11
Class Y:
Net assets	$137,024,226	$33,192,016	$25,870,992
Shares outstanding	21,674,322	3,861,922	2,534,624
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$6.32	$8.59	$10.21

1  UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund do not offer Class B shares.

2  For Class A, the maximum sales charge is 4.50% for UBS Global Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS High Yield Fund and 2.50% for UBS Absolute Return Bond Fund. Classes B, C and Y have no front-end sales charges. For Class A shares of each Fund except UBS Absolute Return Bond Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class A shares of UBS Absolute Return Bond Fund, the maximum contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $250,000 or more that were not subject to a front end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. For Class C, the maximum contingent deferred sales charge is 0.75% for UBS Global Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS High Yield Fund, and 0.50% for UBS Absolute Return Bond Fund. Class Y has no contingent deferred sales charge.

78

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Net assets consist of:
Beneficial interest	$32,555,736	$203,366,319
Accumulated undistributed (distributions in excess of) net investment income	74,400	579,479
Accumulated net realized gain (loss)	(16,230,760)	(122,182,449)
Net unrealized appreciation	127,881	7,219,933
Net assets	$16,527,257	$88,983,282
Class A:
Net assets	$6,794,678	$37,050,358
Shares outstanding	950,933	5,971,106
Net asset value and redemption proceeds per share	$7.15	$6.20
Offering price per share (NAV per share plus maximum sales charge)[2]	$7.49	$6.49
Class B:
Net assets	$113,550	$751,435
Shares outstanding	15,838	121,033
Net asset value and offering price per share	$7.17	$6.21
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$6.81	$5.90
Class C:
Net assets	$2,402,821	$9,398,588
Shares outstanding	337,463	1,513,524
Net asset value and offering price per share	$7.12	$6.21
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$7.07	$6.16
Class Y:
Net assets	$7,216,208	$41,782,901
Shares outstanding	873,913	6,678,096
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$8.26	$6.26

See accompanying notes to financial statements.
79

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2010 (unaudited)

	UBS Absolute Return Bond Fund	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund[1]
Investment income:
Interest and other	$2,756,284	$791,834	$116,089
Affiliated interest	7,336	7,106	197
Securities lending-net	—	412	—
Total income	2,763,620	799,352	116,286
Expenses:
Advisory and administration	470,749	134,625	16,838
Service and distribution:
Class A	7,905	12,282	147
Class B	—	214	—
Class C	7,387	9,460	257
Transfer agency and related service fees:
Class A	11,025	5,681	15
Class B	—	70	—
Class C	1,936	1,096	16
Class Y	116	12,017	15
Custodian and fund accounting	38,783	25,358	3,433
Federal and state registration	17,764	25,319	—
Professional services	49,741	42,161	10,967
Shareholder reports	8,813	3,659	2,253
Trustees	14,547	10,854	2,253
Amortization of organizational costs	—	—	4,599
Other	10,852	6,429	1,173
Total expenses	639,618	289,225	41,966
Fee waivers and/or expense reimbursements by Advisor	(10,369)	(175,965)	(25,294)
Net expenses	629,249	113,260	16,672
Net investment income	2,134,371	686,092	99,614
Net realized gain (loss) on:
Investments in unaffiliated issuers	(289,371)	349,910	(11,249)
Investments in affiliated issuers	—	2,588	—
Futures contracts	(3,076,197)	(20,338)	39,086
Options written	—	(32,458)	28,847
Swap agreements	(30,903)	6,146	(10,324)
Forward foreign currency contracts	(2,670,191)	14,370	—
Foreign currency transactions	382,369	—	(734)
Net realized gain (loss)	(5,684,293)	320,218	45,626
Change in net unrealized appreciation/depreciation on:
Investments	5,176,691	194,008	18,669
Futures contracts	2,358,693	(86,422)	152,343
Options written	—	—	28,058
Swap agreements	(79,293)	71,694	419,900
Forward foreign currency contracts	(475,288)	(14,370)	(166,934)
Translation of other assets and liabilities denominated in foreign currency	105,610	—	4,386
Change in net unrealized appreciation/depreciation	7,086,413	164,910	456,422
Net realized and unrealized gain	1,402,120	485,128	502,048
Net increase in net assets resulting from operations	$3,536,491	$1,171,220	$601,662

1  For the period November 29, 2010 (commencement of operations) through December 31, 2010.

80

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Investment income:
Interest and other	$340,077	$4,008,184
Affiliated interest	792	1,826
Securities lending-net	—	—
Total income	340,869	4,010,010
Expenses:
Advisory and administration	64,391	296,970
Service and distribution:
Class A	9,104	47,214
Class B	628	4,240
Class C	8,864	35,014
Transfer agency and related service fees:
Class A	4,478	25,375
Class B	122	1,028
Class C	937	5,959
Class Y	7,649	14,314
Custodian and fund accounting	25,690	20,268
Federal and state registration	21,883	21,856
Professional services	43,289	44,617
Shareholder reports	4,134	20,422
Trustees	9,854	12,216
Amortization of organizational costs	—	—
Other	4,935	8,162
Total expenses	205,958	557,655
Fee waivers and/or expense reimbursements by Advisor	(107,431)	(53,092)
Net expenses	98,527	504,563
Net investment income	242,342	3,505,447
Net realized gain (loss) on:
Investments in unaffiliated issuers	95,470	1,851,524
Investments in affiliated issuers	—	—
Futures contracts	(26,913)	—
Options written	—	—
Swap agreements	1,604	—
Forward foreign currency contracts	(92,009)	—
Foreign currency transactions	283,034	—
Net realized gain (loss)	261,186	1,851,524
Change in net unrealized appreciation/depreciation on:
Investments	460,132	2,655,732
Futures contracts	4,189	—
Options written	—	—
Swap agreements	1,358	—
Forward foreign currency contracts	125,705	—
Translation of other assets and liabilities denominated in foreign currency	2,913	—
Change in net unrealized appreciation/depreciation	594,297	2,655,732
Net realized and unrealized gain	855,483	4,507,256
Net increase in net assets resulting from operations	$1,097,825	$8,012,703

See accompanying notes to financial statements.
81

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Absolute Return Bond Fund		UBS Core Plus Bond Fund		UBS Fixed Income Opportunities Fund
	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Period ended December 31, 2010[1] (unaudited)
Operations:
Net investment income	$2,134,371	$3,885,147	$686,092	$1,906,138	$99,614
Net realized gain (loss)	(5,684,293)	(4,186,552)	320,218	2,124,339	45,626
Change in net unrealized appreciation/depreciation	7,086,413	3,698,343	164,910	2,918,815	456,422
Net increase in net assets from operations	3,536,491	3,396,938	1,171,220	6,949,292	601,662
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(185,649)	(337,877)	(335,573)	(518,764)	(1,760)
Return of capital	—	(50,071)	—	—	—
Total Class A dividends and distributions	(185,649)	(387,948)	(335,573)	(518,764)	(1,760)
Class B:
Net investment income and net foreign currency gains	—	—	(1,069)	(4,783)	—
Class C:
Net investment income and net foreign currency gains	(45,072)	(84,610)	(75,000)	(138,464)	(1,690)
Return of capital	—	(12,539)	—	—	—
Total Class C dividends and distributions	(45,072)	(97,149)	(75,000)	(138,464)	(1,690)
Class Y:
Net investment income and net foreign currency gains	(2,660,565)	(3,446,259)	(1,172,600)	(2,592,086)	(60,940)
Return of capital	—	(510,709)	—	—	—
Total Class Y dividends and distributions	(2,660,565)	(3,956,968)	(1,172,600)	(2,592,086)	(60,940)
Decrease in net assets from dividends and distributions	(2,891,286)	(4,442,065)	(1,584,242)	(3,254,097)	(64,390)
Beneficial interest transactions:
Proceeds from shares sold	330,743	1,856,827	3,486,438	13,516,769	27,270,956
Shares issued on reinvestment of dividends and distributions	2,864,430	4,394,016	1,510,457	3,123,358	64,390
Cost of shares redeemed	(2,982,601)	(10,775,409)	(5,912,497)	(41,004,427)	(16,299)
Redemption fees	505	493	3,654	8,940	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	213,077	(4,524,073)	(911,948)	(24,355,360)	27,319,047
Increase (decrease) in net assets	858,282	(5,569,200)	(1,324,970)	(20,660,165)	27,856,319
Net assets, beginning of period	148,360,893	153,930,093	46,299,200	66,959,365	—
Net assets, end of period	$149,219,175	$148,360,893	$44,974,230	$46,299,200	$27,856,319
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(599,755)	$157,160	$186,653	$1,084,803	$35,224

1  For the period November 29, 2010 (commencement of operations) through December 31, 2010.

82

The UBS Funds

Financial statements

	UBS Global Bond Fund		UBS High Yield Fund
	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010
Operations:
Net investment income	$242,342	$643,076	$3,505,447	$8,757,347
Net realized gain (loss)	261,186	1,281,408	1,851,524	3,810,693
Change in net unrealized appreciation/depreciation	594,297	369,576	2,655,732	7,962,022
Net increase in net assets from operations	1,097,825	2,294,060	8,012,703	20,530,062
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(576,613)	(231,955)	(1,542,947)	(3,411,268)
Return of capital	—	—	—	—
Total Class A dividends and distributions	(576,613)	(231,955)	(1,542,947)	(3,411,268)
Class B:
Net investment income and net foreign currency gains	(9,053)	(3,025)	(31,520)	(81,622)
Class C:
Net investment income and net foreign currency gains	(187,308)	(51,974)	(358,365)	(754,944)
Return of capital	—	—	—	—
Total Class C dividends and distributions	(187,308)	(51,974)	(358,365)	(754,944)
Class Y:
Net investment income and net foreign currency gains	(536,205)	(427,927)	(1,664,613)	(4,118,309)
Return of capital	—	—	—	—
Total Class Y dividends and distributions	(536,205)	(427,927)	(1,664,613)	(4,118,309)
Decrease in net assets from dividends and distributions	(1,309,179)	(714,881)	(3,597,445)	(8,366,143)
Beneficial interest transactions:
Proceeds from shares sold	752,548	8,359,734	6,800,224	12,200,138
Shares issued on reinvestment of dividends and distributions	1,164,875	673,245	2,809,158	6,616,743
Cost of shares redeemed	(3,187,025)	(26,950,230)	(8,350,554)	(56,934,196)
Redemption fees	518	540	1,043	9,441
Net increase (decrease) in net assets resulting from beneficial interest transactions	(1,269,084)	(17,916,711)	1,259,871	(38,107,874)
Increase (decrease) in net assets	(1,480,438)	(16,337,532)	5,675,129	(25,943,955)
Net assets, beginning of period	18,007,695	34,345,227	83,308,153	109,252,108
Net assets, end of period	$16,527,257	$18,007,695	$88,983,282	$83,308,153
Net assets include accumulated undistributed (distributions in excess of) net investment income	$74,400	$1,141,237	$579,479	$671,477

See accompanying notes to financial statements.
83

UBS Absolute Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.30	$6.35	$7.81	$10.05	$10.14	$9.98
Income (loss) from investment operations:
Net investment income[1]	0.09	0.15	0.13	0.34	0.35	0.28
Net realized and unrealized gain (loss) from investment activities	0.06	(0.02)	(0.88)	(2.13)	(0.06)	0.18
Total income (loss) from investment operations	0.15	0.13	(0.75)	(1.79)	0.29	0.46
Less dividends and distributions:
From net investment income	(0.12)	(0.16)	(0.71)	(0.45)	(0.30)	(0.29)
From return of capital	—	(0.02)	—	—	—	—
From net realized gains	—	—	—	—	(0.08)	(0.01)
Total dividends and distributions	(0.12)	(0.18)	(0.71)	(0.45)	(0.38)	(0.30)
Net asset value, end of period	$6.33	$6.30	$6.35	$7.81	$10.05	$10.14
Total investment return[2]	2.20%	1.99%	(9.48)%	(18.07)%	2.87%	4.65%
Ratios/Supplemental data:
Net assets, end of period (000's)	$9,632	$11,333	$17,850	$50,761	$257,180	$212,983
Ratios of expenses to average net assets:
Before expense reimbursement/recoupment	1.17%[3]	1.14%	1.12%	0.99%	0.95%	0.96%
Net of expense reimbursement/recoupment	1.00%[3]	1.00%	1.00%	0.99%	0.95%	0.99%[4]
Ratio of net investment income to average net assets	2.67%[3]	2.36%	1.85%	3.68%	3.43%	2.78%
Portfolio turnover rate	11%	37%	99%	33%	56%	96%
	Class Y

	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.30	$6.34	$7.81	$10.05	$10.15	$9.98
Income (loss) from investment operations:
Net investment income[1]	0.09	0.16	0.13	0.36	0.37	0.30
Net realized and unrealized gain (loss) from investment activities	0.05	(0.01)	(0.88)	(2.12)	(0.07)	0.19
Total income (loss) from investment operations	0.14	0.15	(0.75)	(1.76)	0.30	0.49
Less dividends and distributions:
From net investment income	(0.12)	(0.17)	(0.72)	(0.48)	(0.32)	(0.31)
From return of capital	—	(0.02)	—	—	—	—
From net realized gains	—	—	—	—	(0.08)	(0.01)
Total dividends and distributions	(0.12)	(0.19)	(0.72)	(0.48)	(0.40)	(0.32)
Net asset value, end of period	$6.32	$6.30	$6.34	$7.81	$10.05	$10.15
Total investment return[2]	2.30%	2.34%	(9.32)%	(17.92)%	2.96%	4.94%
Ratios/Supplemental data:
Net assets, end of period (000's)	$137,024	$133,822	$130,933	$187,445	$259,089	$232,208
Ratios of expenses to average net assets:
Before expense reimbursement	0.81%[3]	0.80%	0.83%	0.76%	0.75%	0.77%
Net of expense reimbursement	0.81%[3]	0.80%	0.83%	0.76%	0.75%	0.77%
Ratio of net investment income to average net assets	2.86%[3]	2.56%	1.94%	3.92%	3.63%	3.00%
Portfolio turnover rate	11%	37%	99%	33%	56%	96%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less

84

UBS Absolute Return Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.30	$6.35	$7.81	$10.04	$10.14	$9.98
Income (loss) from investment operations:
Net investment income[1]	0.07	0.13	0.10	0.31	0.31	0.24
Net realized and unrealized gain (loss) from investment activities	0.07	(0.03)	(0.87)	(2.12)	(0.06)	0.18
Total income (loss) from investment operations	0.14	0.10	(0.77)	(1.81)	0.25	0.42
Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.69)	(0.42)	(0.27)	(0.25)
From return of capital	—	(0.02)	—	—	—	—
From net realized gains	—	—	—	—	(0.08)	(0.01)
Total dividends and distributions	(0.11)	(0.15)	(0.69)	(0.42)	(0.35)	(0.26)
Net asset value, end of period	$6.33	$6.30	$6.35	$7.81	$10.04	$10.14
Total investment return[2]	2.00%	1.61%	(9.81)%	(18.27)%	2.42%	4.30%
Ratios/Supplemental data:
Net assets, end of period (000's)	$2,563	$3,206	$5,147	$9,971	$37,548	$30,618
Ratios of expenses to average net assets:
Before expense reimbursement/recoupment	1.44%[3]	1.42%	1.42%	1.32%	1.29%	1.32%
Net of expense reimbursement/recoupment	1.35%[3]	1.35%	1.35%	1.32%	1.30%[4]	1.35%[4]
Ratio of net investment income to average net assets	2.32%[3]	2.01%	1.46%	3.35%	3.07%	2.42%
Portfolio turnover rate	11%	37%	99%	33%	56%	96%

than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.
85

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.69	$8.17	$9.13	$10.46	$10.27	$10.73
Income (loss) from investment operations:
Net investment income[1]	0.12	0.28	0.23	0.25	0.32	0.40
Net realized and unrealized gain (loss) from investment activities	0.08	0.73	(0.56)	(1.06)	0.24	(0.42)
Net increase from payment by Advisor	—	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.20	1.01	(0.33)	(0.81)	0.56	(0.02)
Redemption fees	0.00[3]	0.00[3]	0.01	0.01	—	—
Less dividends and distributions:
From net investment income	(0.29)	(0.49)	(0.64)	(0.53)	(0.37)	(0.44)
Net asset value, end of period	$8.60	$8.69	$8.17	$9.13	$10.46	$10.27
Total investment return[2]	2.48%	12.72%	(3.29)%	(8.03)%	5.39%	(0.07)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$9,385	$8,956	$9,128	$9,330	$29,356	$31,285
Ratios of expenses to average net assets:
Before expense reimbursement	1.43%[4]	1.39%	1.27%	1.02%	1.07%	1.07%
Net of expense reimbursement	0.64%[4]	0.64%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	2.77%[4]	3.30%	2.71%	2.05%	3.08%	3.79%
Portfolio turnover rate	211%	283%	247%	192%	209%	229%
	Class B
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.70	$8.18	$9.14	$10.47	$10.28	$10.74
Income (loss) from investment operations:
Net investment income[1]	0.09	0.21	0.16	0.18	0.25	0.32
Net realized and unrealized gain (loss) from investment activities	0.09	0.74	(0.54)	(1.07)	0.23	(0.42)
Net increase from payment by Advisor	—	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.18	0.95	(0.38)	(0.89)	0.48	(0.10)
Redemption fees	—	—	0.00[3]	0.01	—	—
Less dividends and distributions:
From net investment income	(0.26)	(0.43)	(0.58)	(0.45)	(0.29)	(0.36)
Net asset value, end of period	$8.62	$8.70	$8.18	$9.14	$10.47	$10.28
Total investment return[2]	2.08%	11.85%	(4.01)%	(8.72)%	4.70%	(0.93)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$53	$56	$109	$250	$442	$808
Ratios of expenses to average net assets:
Before expense reimbursement	2.39%[4]	2.22%	2.10%	1.91%	1.84%	1.83%
Net of expense reimbursement	1.39%[4]	1.39%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	2.05%[4]	2.52%	1.89%	1.77%	2.39%	3.04%
Portfolio turnover rate	211%	283%	247%	192%	209%	229%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less

86

UBS Core Plus Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.66	$8.15	$9.12	$10.45	$10.26	$10.72
Income (loss) from investment operations:
Net investment income[1]	0.10	0.24	0.19	0.20	0.27	0.34
Net realized and unrealized gain (loss) from investment activities	0.09	0.72	(0.57)	(1.05)	0.24	(0.41)
Net increase from payment by Advisor	—	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.19	0.96	(0.38)	(0.85)	0.51	(0.07)
Redemption fees	0.00[3]	0.00[3]	0.01	—	—	—
Less dividends and distributions:
From net investment income	(0.27)	(0.45)	(0.60)	(0.48)	(0.32)	(0.39)
Net asset value, end of period	$8.58	$8.66	$8.15	$9.12	$10.45	$10.26
Total investment return[2]	2.23%	12.06%	(3.76)%	(8.58)%	4.98%	(0.67)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$2,344	$2,628	$2,574	$1,117	$1,525	$1,530
Ratios of expenses to average net assets:
Before expense reimbursement	1.90%[4]	1.86%	1.76%	1.58%	1.55%	1.56%
Net of expense reimbursement	1.14%[4]	1.14%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	2.28%[4]	2.80%	2.35%	2.01%	2.56%	3.29%
Portfolio turnover rate	211%	283%	247%	192%	209%	229%
	Class Y
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.68	$8.16	$9.13	$10.46	$10.27	$10.72
Income (loss) from investment operations:
Net investment income[1]	0.13	0.30	0.24	0.28	0.34	0.42
Net realized and unrealized gain (loss) from investment activities	0.09	0.74	(0.55)	(1.06)	0.25	(0.41)
Net increase from payment by Advisor	—	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.22	1.04	(0.31)	(0.78)	0.59	0.01
Redemption fees	0.00[3]	0.00[3]	—	—	—	—
Less dividends and distributions:
From net investment income	(0.31)	(0.52)	(0.66)	(0.55)	(0.40)	(0.46)
Net asset value, end of period	$8.59	$8.68	$8.16	$9.13	$10.46	$10.27
Total investment return[2]	2.49%	13.02%	(3.15)%	(7.78)%	5.76%	0.14%
Ratios/Supplemental data:
Net assets, end of period (000's)	$33,192	$34,659	$55,149	$102,473	$163,172	$105,526
Ratios of expenses to average net assets:
Before expense reimbursement	1.13%[4]	1.09%	0.96%	0.78%	0.76%	0.82%
Net of expense reimbursement	0.39%[4]	0.39%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.03%[4]	3.53%	2.88%	2.77%	3.27%	4.04%
Portfolio turnover rate	211%	283%	247%	192%	209%	229%

than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.
87

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class C	Class Y
	For the period ended December 31, 2010[3] (unaudited)	For the period ended December 31, 2010[3] (unaudited)	For the period ended December 31, 2010[3] (unaudited)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income from investment operations:
Net investment income[1]	0.05	0.05	0.04
Net realized and unrealized gain from investment activities	0.17	0.16	0.19
Total income from investment operations	0.22	0.21	0.23
Less dividends and distributions:
From net investment income	(0.02)	(0.02)	(0.02)
Net asset value, end of period	$10.20	$10.19	$10.21
Total investment return[2]	2.22%	2.11%	2.34%
Ratios/Supplemental data:
Net assets, end of period (000's)	$1,138	$847	$25,871
Ratios of expenses to average net assets:
Before expense reimbursement	2.06%[4]	2.55%[4]	1.79%[4]
Net of expense reimbursement	0.95%[4]	1.45%[4]	0.70%[4]
Ratio of net investment income to average net assets	5.61%[4]	5.03%[4]	4.24%[4]
Portfolio turnover rate	1%	1%	1%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period November 29, 2010 (commencement of operations) through December 31, 2010.

4  Annualized.

See accompanying notes to financial statements.
88

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89

UBS Global Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.33	$7.12	$9.17	$9.41	$9.50	$9.83
Income (loss) from investment operations:
Net investment income[1]	0.10	0.18	0.22	0.27	0.26	0.19
Net realized and unrealized gain (loss) from investment activities	0.35	0.25	(0.92)	(0.08)	(0.10)	(0.15)
Total income (loss) from investment operations	0.45	0.43	(0.70)	0.19	0.16	0.04
Less dividends and distributions:
From net investment income	(0.63)	(0.22)	(1.35)	(0.43)	(0.25)	(0.37)
Net asset value, end of period	$7.15	$7.33	$7.12	$9.17	$9.41	$9.50
Total investment return[2]	6.31%	5.94%	(7.66)%	1.94%	1.67%	0.51%
Ratios/Supplemental data:
Net assets, end of period (000's)	$6,795	$7,240	$7,930	$12,123	$14,093	$15,546
Ratios of expenses to average net assets:
Before expense reimbursement	2.33%[3]	2.05%	1.68%	1.31%	1.40%	1.48%
Net of expense reimbursement	1.15%[3]	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	2.69%[3]	2.34%	2.90%	2.81%	2.67%	1.97%
Portfolio turnover rate	30%	61%	116%	137%	74%	114%
	Class B
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.35	$7.14	$9.20	$9.43	$9.52	$9.85
Income (loss) from investment operations:
Net investment income[1]	0.07	0.12	0.17	0.20	0.18	0.12
Net realized and unrealized gain (loss) from investment activities	0.35	0.25	(0.93)	(0.08)	(0.09)	(0.15)
Total income (loss) from investment operations	0.42	0.37	(0.76)	0.12	0.09	(0.03)
Less dividends and distributions:
From net investment income	(0.60)	(0.16)	(1.30)	(0.35)	(0.18)	(0.30)
Net asset value, end of period	$7.17	$7.35	$7.14	$9.20	$9.43	$9.52
Total investment return[2]	5.88%	5.14%	(8.45)%	1.27%	0.90%	(0.26)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$114	$146	$122	$131	$215	$420
Ratios of expenses to average net assets:
Before expense reimbursement	3.15%[3]	2.85%	2.55%	2.20%	2.17%	2.25%
Net of expense reimbursement	1.90%[3]	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.93%[3]	1.59%	2.15%	2.06%	1.92%	1.22%
Portfolio turnover rate	30%	61%	116%	137%	74%	114%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

90

UBS Global Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.31	$7.09	$9.15	$9.38	$9.47	$9.81
Income (loss) from investment operations:
Net investment income[1]	0.08	0.14	0.18	0.22	0.21	0.14
Net realized and unrealized gain (loss) from investment activities	0.34	0.26	(0.92)	(0.07)	(0.10)	(0.15)
Total income (loss) from investment operations	0.42	0.40	(0.74)	0.15	0.11	(0.01)
Less dividends and distributions:
From net investment income	(0.61)	(0.18)	(1.32)	(0.38)	(0.20)	(0.33)
Net asset value, end of period	$7.12	$7.31	$7.09	$9.15	$9.38	$9.47
Total investment return[2]	5.91%	5.58%	(8.27)%	1.56%	1.17%	(0.09)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$2,403	$2,242	$1,856	$1,716	$1,491	$2,426
Ratios of expenses to average net assets:
Before expense reimbursement	2.79%[3]	2.52%	2.17%	1.79%	1.77%	1.88%
Net of expense reimbursement	1.65%[3]	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	2.19%[3]	1.84%	2.37%	2.31%	2.17%	1.47%
Portfolio turnover rate	30%	61%	116%	137%	74%	114%
	Class Y
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.37	$8.10	$10.24	$10.45	$10.51	$10.84
Income (loss) from investment operations:
Net investment income[1]	0.13	0.22	0.28	0.32	0.31	0.23
Net realized and unrealized gain (loss) from investment activities	0.40	0.28	(1.05)	(0.08)	(0.10)	(0.17)
Total income (loss) from investment operations	0.53	0.50	(0.77)	0.24	0.21	0.06
Less dividends and distributions:
From net investment income	(0.64)	(0.23)	(1.37)	(0.45)	(0.27)	(0.39)
Net asset value, end of period	$8.26	$8.37	$8.10	$10.24	$10.45	$10.51
Total investment return[2]	6.35%	6.33%	(7.54)%	2.28%	2.03%	0.65%
Ratios/Supplemental data:
Net assets, end of period (000's)	$7,216	$8,379	$24,437	$52,620	$107,465	$80,536
Ratios of expenses to average net assets:
Before expense reimbursement	2.15%[3]	1.73%	1.44%	1.04%	1.03%	1.16%
Net of expense reimbursement	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.94%[3]	2.60%	3.15%	3.06%	2.93%	2.22%
Portfolio turnover rate	30%	61%	116%	137%	74%	114%

See accompanying notes to financial statements.
91

UBS High Yield Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.89	$5.16	$6.19	$6.92	$6.89	$7.14
Income (loss) from investment operations:
Net investment income[1]	0.24	0.57	0.50	0.51	0.50	0.55
Net realized and unrealized gain (loss) from investment activities	0.32	0.71	(1.00)	(0.75)	0.08	(0.24)
Total income (loss) from investment operations	0.56	1.28	(0.50)	(0.24)	0.58	0.31
Less dividends and distributions:
From net investment income	(0.25)	(0.55)	(0.53)	(0.49)	(0.55)	(0.56)
Net asset value, end of period	$6.20	$5.89	$5.16	$6.19	$6.92	$6.89
Total investment return[2]	9.70%	25.49%	(7.12)%	(3.55)%	8.60%	4.48%
Ratios/Supplemental data:
Net assets, end of period (000's)	$37,050	$36,334	$39,859	$40,582	$45,031	$51,121
Ratios of expenses to average net assets:
Before expense reimbursement	1.35%[3]	1.38%	1.33%	1.29%	1.28%	1.37%
Net of expense reimbursement	1.20%[3]	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	7.91%[3]	9.80%	9.96%	7.81%	7.16%	7.86%
Portfolio turnover rate	30%	61%	92%	39%	46%	64%
	Class B
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.90	$5.16	$6.20	$6.93	$6.89	$7.14
Income (loss) from investment operations:
Net investment income[1]	0.22	0.52	0.46	0.46	0.45	0.50
Net realized and unrealized gain (loss) from investment activities	0.32	0.73	(1.01)	(0.75)	0.09	(0.25)
Total income (loss) from investment operations	0.54	1.25	(0.55)	(0.29)	0.54	0.25
Less dividends and distributions:
From net investment income	(0.23)	(0.51)	(0.49)	(0.44)	(0.50)	(0.50)
Net asset value, end of period	$6.21	$5.90	$5.16	$6.20	$6.93	$6.89
Total investment return[2]	9.27%	24.76%	(7.98)%	(4.27)%	7.93%	3.69%
Ratios/Supplemental data:
Net assets, end of period (000's)	$751	$921	$900	$1,480	$2,386	$2,497
Ratios of expenses to average net assets:
Before expense reimbursement	2.21%[3]	2.20%	2.15%	2.07%	2.04%	2.09%
Net of expense reimbursement	1.95%[3]	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	7.17%[3]	9.05%	9.01%	7.02%	6.42%	7.11%
Portfolio turnover rate	30%	61%	92%	39%	46%	64%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

92

UBS High Yield Fund

Financial highlights

	Class C
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.90	$5.16	$6.19	$6.93	$6.89	$7.14
Income (loss) from investment operations:
Net investment income[1]	0.23	0.54	0.48	0.48	0.47	0.52
Net realized and unrealized gain (loss) from investment activities	0.32	0.72	(1.01)	(0.76)	0.08	(0.25)
Total income (loss) from investment operations	0.55	1.26	(0.53)	(0.28)	0.55	0.27
Less dividends and distributions:
From net investment income	(0.24)	(0.52)	(0.50)	(0.46)	(0.51)	(0.52)
Net asset value, end of period	$6.21	$5.90	$5.16	$6.19	$6.93	$6.89
Total investment return[2]	9.41%	25.07%	(7.60)%	(4.03)%	8.05%	3.95%
Ratios/Supplemental data:
Net assets, end of period (000's)	$9,399	$8,902	$7,072	$8,453	$11,330	$12,177
Ratios of expenses to average net assets:
Before expense reimbursement	1.84%[3]	1.88%	1.86%	1.79%	1.78%	1.86%
Net of expense reimbursement	1.70%[3]	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	7.41%[3]	9.27%	9.41%	7.31%	6.66%	7.36%
Portfolio turnover rate	30%	61%	92%	39%	46%	64%
	Class Y
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.94	$5.20	$6.23	$6.96	$6.92	$7.17
Income (loss) from investment operations:
Net investment income[1]	0.25	0.59	0.52	0.53	0.52	0.57
Net realized and unrealized gain (loss) from investment activities	0.33	0.71	(1.01)	(0.75)	0.09	(0.24)
Total income (loss) from investment operations	0.58	1.30	(0.49)	(0.22)	0.61	0.33
Less dividends and distributions:
From net investment income	(0.26)	(0.56)	(0.54)	(0.51)	(0.57)	(0.58)
Net asset value, end of period	$6.26	$5.94	$5.20	$6.23	$6.96	$6.92
Total investment return[2]	9.92%	25.80%	(6.83)%	(3.28)%	8.98%	4.72%
Ratios/Supplemental data:
Net assets, end of period (000's)	$41,783	$37,152	$61,421	$99,538	$47,768	$33,015
Ratios of expenses to average net assets:
Before expense reimbursement	1.04%[3]	1.05%	1.06%	0.99%	0.98%	1.06%
Net of expense reimbursement	0.95%[3]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	8.16%[3]	10.08%	10.07%	8.13%	7.43%	8.11%
Portfolio turnover rate	30%	61%	92%	39%	46%	64%

See accompanying notes to financial statements.
93

The UBS Funds

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 15 Funds available for investment, each having its own investment objectives and policies: The following five funds are covered in this report: UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund (formerly UBS U.S. Bond Fund), UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund except UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund do not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix"

94

The UBS Funds

Notes to financial statements (unaudited)

systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the- counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model result in securities being transferred between Level 1 and Level 2 at reporting periods.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' adoption of the use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

95

The UBS Funds

Notes to financial statements (unaudited)

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" (ASU No. 2010-06"). ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfer in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of the remaining portion of ASU No. 2010-06 may have on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the period ended December 31, 2010. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Funds.

96

The UBS Funds

Notes to financial statements (unaudited)

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended December 31, 2010 is as follows:

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Absolute Return Bond Fund
Forward contracts[1]	$—	$—	$401,485	$401,485
Futures contracts[2]	1,172,092	—	—	1,172,092
Swap agreements[1]	—	79,997	—	79,997
Total value	$1,172,092	$79,997	$401,485	$1,653,574

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Absolute Return Bond Fund
Forward contracts[1]	$—	$—	$(999,081)	$(999,081)
Futures contracts[2]	(165,057)	—	—	(165,057)
Swap agreements[1]	—	(666,853)	—	(666,853)
Total value	$(165,057)	$(666,853)	$(999,081)	$(1,830,991)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Absolute Return Bond Fund
Net realized loss[1]
Forward contracts	$—	$—	$(2,670,191)	$(2,670,191)
Futures contracts	(3,076,197)	—	—	(3,076,197)
Swap agreements	—	(30,903)	—	(30,903)
Total net realized loss	$(3,076,197)	$(30,903)	$(2,670,191)	$(5,777,291)
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$(475,288)	$(475,288)
Futures contracts	2,358,693	—	—	2,358,693
Swap agreements	—	(79,293)	—	(79,293)
Total net change in unrealized appreciation/depreciation	$2,358,693	$(79,293)	$(475,288)	$1,804,112

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

97

The UBS Funds

Notes to financial statements (unaudited)

Asset derivatives

	Credit risk	Total
UBS Core Plus Bond Fund
Swap agreements[1]	$5,983	$5,983

1  Statement of assets and liabilities location: Outstanding swap agreements, at value.

Liability derivatives

	Interest rate risk	Credit risk	Total
UBS Core Plus Bond Fund
Futures contracts[1]	$(49,666)	$—	$(49,666)
Swap agreements[2]	(123,917)	(6,731)	(130,648)
Total value	$(173,583)	$(6,731)	$(180,314)

1  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

2  Statement of assets and liabilities location: Outstanding swap agreements, at value.

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$14,370	$14,370
Futures contracts	(20,338)	—	—	(20,338)
Options purchased[2]	15,239	—	—	15,239
Options written	(32,458)	—	—	(32,458)
Swap agreements	6,146	—	—	6,146
Total net realized gain (loss)	$(31,411)	$—	$14,370	$(17,041)
Net change in unrealized appreciation/depreciation[3]
Forward contracts	$—	$—	$(14,370)	$(14,370)
Futures contracts	(86,422)	—	—	(86,422)
Swap agreements	72,189	(495)	—	71,694
Total net change in unrealized appreciation/depreciation	$(14,233)	$(495)	$(14,370)	$(29,098)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, forward foreign currency contracts and swap agreements.

98

The UBS Funds

Notes to financial statements (unaudited)

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Futures contracts[2]	$189,674	$—	$—	$189,674
Options purchased[1]	376,752	—	—	376,752
Swap agreements[1]	1,167,214	29,136	112,771	1,309,121
Total value	$1,733,640	$29,136	$112,771	$1,875,547

1  Statement of assets and liabilities location: Investments in securities of unaffiliated issuers, at value and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward contracts[1]	$—	$—	$(166,934)	$(166,934)
Futures contracts[2]	(37,331)	—	—	(37,331)
Options written[1]	(253,507)	(9,591)	—	(263,098)
Swap agreements[1]	(336,801)	(60,090)	(132,175)	(529,066)
Total value	$(627,639)	$(69,681)	$(299,109)	$(996,429)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

99

The UBS Funds

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Futures contracts	$39,741	$(655)	$—	$—	$39,086
Options purchased[2]	(13,249)	—	—	—	(13,249)
Options written	28,847	—	—	—	28,847
Swap agreements	2,400	—	(12,665)	(59)	(10,324)
Total net realized gain (loss)	$57,739	$(655)	$(12,665)	$(59)	$44,360
Net change in unrealized appreciation/depreciation[3]
Forward contracts	$—	$—	$—	$(166,934)	$(166,934)
Futures contracts	152,343	—	—	—	152,343
Options purchased[2]	(33,000)	—		—	(33,000)
Oprtions written	4,824	—	23,234	—	28,058
Swap agreements	397,372	—	18,457	4,071	419,900
Total net change in unrealized appreciation/depreciation	$521,539	$—	$41,691	$(162,863)	$400,367

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and swap agreements.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation from investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward contracts[1]	$—	$—	$108,770	$108,770
Futures contracts[2]	13,862	—	—	13,862
Total value	$13,862	$—	$108,770	$122,632

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward contracts[1]	$—	$—	$(14,027)	$(14,027)
Futures contracts[2]	(10,692)	—	—	(10,692)
Swap agreements[1]	—	(14,338)	—	(14,338)
Total value	$(10,692)	$(14,338)	$(14,027)	$(39,057)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

100

The UBS Funds

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$(92,009)	$(92,009)
Futures contracts	(26,913)	—	—	(26,913)
Swap agreements	—	1,604	—	1,604
Total net realized gain (loss)	$(26,913)	$1,604	$(92,009)	$(117,318)
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$125,705	$125,705
Futures contracts	4,189	—	—	4,189
Swap agreements	—	1,358	—	1,358
Total net change in unrealized appreciation/depreciation	$4,189	$1,358	$125,705	$131,252

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

101

The UBS Funds

Notes to financial statements (unaudited)

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the utilization of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance the Fund's overall total return, income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to

102

The UBS Funds

Notes to financial statements (unaudited)

preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

103

The UBS Funds

Notes to financial statements (unaudited)

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

104

The UBS Funds

Notes to financial statements (unaudited)

K. Short sales: Occasionally, UBS Absolute Return Bond Fund and UBS High Yield Fund may enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Funds. The Fund designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

For the period ended December 31, 2010, there were no short positions held by either of these Funds.

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income monthly except UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund which will distribute their net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Redemption fees: Each class of each series of the UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2010, redemption fees represent less than $0.005 per share.

105

The UBS Funds

Notes to financial statements (unaudited)

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Absolute Return Bond Fund	0.550%	0.500%	0.475%	0.450%	0.425%
UBS Core Plus Bond Fund	0.500	0.475	0.450	0.425	0.400
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525

For UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the table. For UBS Absolute Return Bond Fund and UBS High Yield Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) do not exceed the expense limit of each Fund as indicated in the table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2010, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Absolute Return Bond Fund	1.00%	N/A*	1.35%	0.85%	$414,259	$10,369
UBS Core Plus Bond Fund	0.64	1.39%	1.14	0.39	117,065	175,965
UBS Fixed Income Opportunities Fund	0.95	N/A*	1.45	0.70	15,096	25,294
UBS Global Bond Fund	1.15	1.90	1.65	0.90	57,735	107,431
UBS High Yield Fund	1.20	1.95	1.70	0.95	263,973	53,092

*  UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund do not offer Class B shares.

106

The UBS Funds

Notes to financial statements (unaudited)

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2010 are subject to repayment through June 30, 2014. At December 31, 2010, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2011	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014
UBS Absolute Return Bond Fund—Class A	$65,798	$—	$35,057	$21,740	$9,001
UBS Absolute Return Bond Fund—Class C	9,191	—	4,733	3,090	1,368
UBS Core Plus Bond Fund—Class A	169,231	27,421	34,710	68,455	38,645
UBS Core Plus Bond Fund—Class B	2,806	1,126	738	728	214
UBS Core Plus Bond Fund—Class C	37,948	3,008	6,551	18,828	9,561
UBS Core Plus Bond Fund—Class Y	983,252	278,613	275,353	301,741	127,545
UBS Fixed Income Opportunities Fund—Class A	651	—	—	—	651
UBS Fixed Income Opportunities Fund—Class C	378	—	—	—	378
UBS Fixed Income Opportunities Fund—Class Y	24,265	—	—	—	24,265
UBS Global Bond Fund—Class A	187,444	20,765	50,263	73,286	43,130
UBS Global Bond Fund—Class B	3,359	460	761	1,350	788
UBS Global Bond Fund—Class C	43,178	2,242	8,446	18,996	13,494
UBS Global Bond Fund—Class Y	534,429	135,610	217,046	131,754	50,019
UBS High Yield Fund—Class A	173,312	35,260	46,068	63,865	28,119
UBS High Yield Fund—Class B	7,696	2,204	2,019	2,384	1,089
UBS High Yield Fund—Class C	40,722	8,511	10,727	14,851	6,633
UBS High Yield Fund—Class Y	164,253	26,868	75,272	44,862	17,251

Each Fund pays UBS Global AM (US), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2010, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Absolute Return Bond Fund	$9,505	$56,490
UBS Core Plus Bond Fund	2,906	17,560
UBS Fixed Income Opportunities Fund	1,691	1,742
UBS Global Bond Fund	1,053	6,656
UBS High Yield Fund	5,671	32,997

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2010 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at December 31, 2010 and for the period ended have been included near the end of each Fund's Portfolio of investments.

107

The UBS Funds

Notes to financial statements (unaudited)

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending-net in the Statement of operations. Amounts relating to those investments at December 31, 2010 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Absolute Return Bond Fund	0.15%	N/A*	0.50%
UBS Core Plus Bond Fund	0.25	1.00%	0.75
UBS Fixed Income Opportunities Fund	0.25	N/A*	0.75
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75

*  UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund do not offer Class B shares.

108

The UBS Funds

Notes to financial statements (unaudited)

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At December 31, 2010, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2010, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Absolute Return Bond Fund—Class A	$1,244	$118
UBS Absolute Return Bond Fund—Class C	1,132	—
UBS Core Plus Bond Fund—Class A	2,120	593
UBS Core Plus Bond Fund—Class B	30	167
UBS Core Plus Bond Fund—Class C	1,498	97
UBS Fixed Income Opportunities Fund—Class A	147	—
UBS Fixed Income Opportunities Fund—Class C	258	—
UBS Global Bond Fund—Class A	1,452	136
UBS Global Bond Fund—Class B	96	—
UBS Global Bond Fund—Class C	1,480	4
UBS High Yield Fund—Class A	7,842	8,111
UBS High Yield Fund—Class B	639	2,548
UBS High Yield Fund—Class C	5,984	130

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2010, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total services fees as follows:

Fund	Amount paid
UBS Absolute Return Bond Fund	$5,717
UBS Core Plus Bond Fund	1,588
UBS Fixed Income Opportunities Fund	19
UBS Global Bond Fund	2,555
UBS High Yield Fund	11,437

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash

109

The UBS Funds

Notes to financial statements (unaudited)

equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Portfolio(s) of investments. In addition, UBS Core Plus Bond Fund received US Government Agency securities as collateral amounting to $419,894. The market value of loaned securities and related collateral outstanding at December 31, 2010, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Core Plus Bond Fund	$746,083	$762,963	$343,069

6. Purchases and sales of securities

For the period ended December 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Absolute Return Bond Fund	$12,455,875	$18,283,072
UBS Core Plus Bond Fund	56,650,856	53,083,170
UBS Fixed Income Opportunities Fund	26,393,953	49,500
UBS Global Bond Fund	4,076,419	6,940,298
UBS High Yield Fund	26,189,249	25,023,327

For the period ended December 31, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Absolute Return Bond Fund	$3,040,078	$2,538,859
UBS Core Plus Bond Fund	37,773,143	41,885,154
UBS Fixed Income Opportunities Fund	801,054	—
UBS Global Bond Fund	973,554	551,775

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

110

The UBS Funds

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended June 30, 2010 were as follows:

	2010
Fund	Distributions paid from ordinary income	Return of capital	Total distributions paid
UBS Absolute Return Bond Fund	$3,868,746	$573,319	$4,442,065
UBS Core Plus Bond Fund	3,254,097	—	3,254,097
UBS Global Bond Fund	714,881	—	714,881
UBS High Yield Fund	8,366,143	—	8,366,143

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2011.

At June 30, 2010, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018
UBS Absolute Return Bond Fund	$—	$—	$—	$—	$564,587	$8,900,102	$70,926,250	$38,038,802
UBS Core Plus Bond Fund	—	—	—	353,828	1,283,441	—	3,069,977	32,070,048
UBS Global Bond Fund	—	—	—	—	359,497	577,591	3,369,482	12,176,817
UBS High Yield Fund	37,425,637	15,791,570	11,067,780	22,213,870	5,885,761	1,000,707	4,782,241	25,725,339

UBS High Yield Fund had capital loss carryforwards in the amount of $6,612,767 that expired as of June 30, 2010.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2010, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses
UBS Absolute Return Bond Fund	$6,910,577

As of and during the period ended December 31, 2010, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2010, or since inception in the case of UBS Fixed Income Opportunities Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

111

The UBS Funds

Notes to financial statements (unaudited)

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the period ended December 31, 2010.

9. Shares of beneficial interest

For the period ended December 31, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	44,447	$283,067	7,293	$46,331	139	$1,345
Shares repurchased	(346,759)	(2,209,719)	(117,668)	(749,837)	(3,625)	(23,045)
Dividends reinvested	25,797	163,408	6,387	40,457	420,361	2,660,565
Redemption fees	—	179	—	326	—	—
Net increase (decrease)	(276,515)	$(1,763,065)	(103,988)	$(662,723)	416,875	$2,638,865

UBS Core Plus Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	237,359	$2,081,252	2,327	$19,968
Shares repurchased	(212,009)	(1,848,719)	(1,090)	(9,592)
Shares converted from Class B to Class A	1,644	14,372	(1,642)	(14,372)
Dividends reinvested	32,845	284,165	116	1,005
Redemption fees	—	407	—	—
Net increase (decrease)	59,839	$531,477	(289)	$(2,991)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	189	$1,534	156,328	$1,369,312
Shares repurchased	(38,095)	(334,301)	(422,412)	(3,705,513)
Dividends reinvested	7,776	67,013	133,916	1,158,274
Redemption fees	—	315	—	2,932
Net decrease	(30,130)	$(265,439)	(132,168)	$(1,174,995)

112

The UBS Funds

Notes to financial statements (unaudited)

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	113,051	$1,139,212	82,947	$844,310	2,528,626	$25,287,434
Shares repurchased	(1,603)	(16,299)	—	—	—	—
Dividends reinvested	173	1,760	166	1,690	5,998	60,940
Redemption fees	—	—	—	—	—	—
Net increase	111,621	$1,124,673	83,113	$846,000	2,534,624	$25,348,374

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	20,394	$153,868	—	$—
Shares repurchased	(132,490)	(1,011,721)	—	—
Shares converted from Class B to Class A	5,163	39,322	(5,144)	(39,322)
Dividends reinvested	70,095	499,076	1,136	8,105
Redemption fees	—	—	—	4
Net decrease	(36,838)	$(319,455)	(4,008)	$(31,213)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	21,612	$157,943	45,338	$401,415
Shares repurchased	(13,062)	(99,278)	(232,868)	(2,036,704)
Dividends reinvested	22,061	156,246	60,903	501,448
Redemption fees	—	—	—	514
Net increase (decrease)	30,611	$214,911	(126,627)	$(1,133,327)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	182,139	$1,118,455	—	$—
Shares repurchased	(543,448)	(3,351,291)	(28,609)	(174,447)
Shares converted from Class B to Class A	8,900	55,227	(8,894)	(55,227)
Dividends reinvested	157,658	964,565	2,287	13,985
Redemption fees	—	815	—	—
Net decrease	(194,751)	$(1,212,229)	(35,216)	$(215,689)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	63,369	$389,819	839,549	$5,236,723
Shares repurchased	(91,910)	(565,863)	(680,370)	(4,203,726)
Dividends reinvested	32,569	199,500	264,328	1,631,108
Redemption fees	—	228	—	—
Net increase	4,028	$23,684	423,507	$2,664,105

113

The UBS Funds

Notes to financial statements (unaudited)

For the year ended June 30, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	217,038	$1,401,201	70,592	$455,064	20	$562
Shares repurchased	(1,285,276)	(8,274,781)	(385,497)	(2,484,236)	(2,543)	(16,392)
Dividends reinvested	55,176	353,982	12,969	83,173	617,551	3,956,861
Redemption fees	—	493	—	—	—	—
Net increase (decrease)	(1,013,062)	$(6,519,105)	(301,936)	$(1,945,999)	615,028	$3,941,031

UBS Core Plus Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	262,271	$2,233,905	—	$—
Shares repurchased	(404,919)	(3,461,690)	(1,035)	(8,898)
Shares converted from Class B to Class A	6,393	54,084	(6,386)	(54,084)
Dividends reinvested	50,240	425,583	519	4,384
Redemption fees	—	2,823	—	—
Net decrease	(86,015)	$(745,295)	(6,902)	$(58,598)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,234	$502,420	1,273,659	$10,726,360
Shares repurchased	(86,427)	(734,856)	(4,338,818)	(36,744,899)
Dividends reinvested	14,810	125,041	303,875	2,568,350
Redemption fees	—	201	—	5,916
Net decrease	(12,383)	$(107,194)	(2,761,284)	$(23,444,273)

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	251,384	$1,895,900	3,919	$30,661
Shares repurchased	(406,539)	(3,054,815)	(733)	(5,816)
Shares converted from Class B to Class A	841	6,421	(838)	(6,421)
Dividends reinvested	28,230	211,673	369	2,775
Redemption fees	—	12	—	—
Net increase (decrease)	(126,084)	$(940,809)	2,717	$21,199

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	84,908	$637,045	680,645	$5,789,707
Shares repurchased	(45,365)	(342,107)	(2,744,310)	(23,541,071)
Dividends reinvested	5,755	43,010	48,617	415,787
Redemption fees	—	4	—	524
Net increase (decrease)	45,298	$337,952	(2,015,048)	$(17,335,053)

114

The UBS Funds

Notes to financial statements (unaudited)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	932,338	$5,419,062	4,005	$22,493
Shares repurchased	(2,860,458)	(15,823,923)	(22,957)	(127,320)
Shares converted from Class B to Class A	6,102	35,866	(6,102)	(35,866)
Dividends reinvested	360,925	2,087,179	6,853	39,638
Redemption fees	—	2,539	—	—
Net decrease	(1,561,093)	$(8,279,277)	(18,201)	$(101,055)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	279,977	$1,626,635	872,636	$5,096,082
Shares repurchased	(217,274)	(1,264,177)	(7,136,983)	(39,682,910)
Dividends reinvested	76,798	444,474	697,236	4,045,452
Redemption fees	—	83	—	6,819
Net increase (decrease)	139,501	$807,015	(5,567,111)	$(30,534,557)

115

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

116

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications, may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information"). The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information. The Funds may share Personal Information described above with their affiliates for marketing and other business purposes, such as to facilitate the servicing of accounts. The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law. Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them. The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

117

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The UBS Funds—Equities

Semiannual Report

December 31, 2010

President's letter	1

Market commentary	2

Equities

UBS Global Equity Fund	3

UBS International Equity Fund	11

UBS Market Neutral Multi-Strategy Fund	21

UBS U.S. Equity Alpha Fund	44

UBS U.S. Large Cap Equity Fund	54

UBS U.S. Large Cap Value Equity Fund	63

UBS U.S. Small Cap Growth Fund	71

Explanation of expense disclosure	79

Statement of assets and liabilities	84

Statement of operations	88

Statement of changes in net assets	90

Financial highlights	94

Notes to financial statements	108

General information	127

This page has been left blank intentionally.

President's letter

Dear Shareholder,

In the time since I last wrote to you, we have seen a shift in the investor mindset. Asset flows into equities seem to be turning in a positive direction, as investors appear to be showing interest, once again, in riskier assets. Nonetheless, considering the upward trend in the equity markets and encouraging signs that the economy is on the road to recovery, a surprising number of investors remain sidelined by fear, avoiding "risky" assets in favor of fixed income.

The truth is, market pundits will tell you that, in today's low yield environment, fixed income investing is fraught with its own uncertainties. If rates stay low, so will returns; if bond yields rise, the value of fixed income investments will fall. In short, fixed income may not be the safe harbor that many investors believe it to be.

Fear—arguably, now more than ever, it's one of the biggest obstacles to investor success. That's not to say that when it comes to investing, no fear is a good thing. In fact, fear helps inform an investor's own understanding of the level of risk he or she is willing to assume when it comes to building an investment plan. However, the fear that is so prevalent in the market today has little to do with rational thinking, and everything to do with basic human emotion. In fact, a good portion of investors today are making investment decisions based on their desire to avoid losing money—which turns the whole idea of a long-term investment plan on its head, really.

Irrational fear more often than not has the unfortunate result of leading investors to make the wrong decisions, for the wrong reasons, at the wrong times—often at the expense of their long-term investment success. What can you do to fight it? A key strategy that makes sense in any environment is a diversified portfolio that blends both stocks and bonds. A diversified portfolio can't guarantee against a loss, but it does have the potential to provide you with more consistent returns—making it easier for you to maintain the discipline you need to stay the course to achieve your financial goals.

In 2011, we will continue to build upon our 30-year foundation—growing and evolving to meet not only the challenges of a new market landscape, but also the ever-increasing diversification needs of our clients. At the same time, we will remain resolute in adhering to our disciplined investment approach, so we can seek to avoid the types of traps that can confound fear-driven investors. In doing so, we believe we will be better positioned to provide you, our clients, with the types of investment solutions that will help carry you forward over the next five, 10 or 30 years.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

The markets in review

Continued Economic Growth

The overall US economy expanded during the six-months ended December 31, 2010. The US economy has now grown for six consecutive quarters, spurred, in part, due to government stimulus programs, as well as the Federal Reserve Board's (the "Fed's") accommodative monetary policy. However, there continued to be several areas of weakness, most notably unemployment that remained above 9%, which held back a more robust expansion. Looking back, gross domestic product ("GDP") growth was 3.7% during the first quarter of 2010. GDP growth was then 1.7% and 2.6%, respectively, during the second and third quarters of the year. The Commerce Department's initial estimate for GDP growth in the fourth quarter is 3.2%.

Economic growth outside the US was largely positive as well during the reporting period. However, there was a significant disparity between the growth rates in the international developed and emerging market countries. The European sovereign debt crisis, which began in Greece and later impacted Ireland, served to temper growth in a number of developed countries in the Eurozone. In contrast, developing countries, including China and India, continued to see their economies expand at a rapid pace.

The global equity markets end the period with a sharp rally

After a weak first half of 2010, the global stock market generated outstanding results during the reporting period. This was largely due to a strong rally in the fourth quarter. In the US, the S&P 500 Index1 (the "Index") declined nearly 7% during the first half of the year. However, the market then rebounded and the Index posted positive returns in five of the six months covered by this report. All told, the Index gained 23.27% during the six-months ended December 31, 2010. The market's turnaround was due to several factors, including better than expected corporate profits, a second round of quantitative easing by the Fed and an extension of the Bush-era tax cuts.

International developed equities, as measured by the MSCI EAFE Index (net),2 also posted strong returns during the reporting period, gaining 24.18%. While international developed equities lost ground in August and November given concerns regarding the European debt crisis, this was more than offset by their gains during the other four months covered by this report. Emerging market equities (as measured by the MSCI Emerging Markets Index3) performed even better, as they gained 26.86% over the same period. Robust economic growth, overall strong demand and rising commodity prices supported emerging market equity prices.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Equity Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS Global Equity Fund (the "Fund") returned 24.43% (Class A shares returned 17.62% after the deduction of the maximum sales charge), while Class Y shares returned 24.63%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index"), returned 23.96% over the same time period. (Class Y Shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 5; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark Index during the reporting period, primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Overall, individual stock selection had a positive impact on performance.

  – Naspers, an attractively valued South African Internet and traditional publishing company produced strong results during the reporting period. (For details, see "Portfolio highlights.")

  – Our holding of multinational mining company Rio Tinto, headquartered in Australia, was a positive for performance. The company benefited as commodity prices moved higher given continued strong demand from emerging market countries such as China. (For details, see "Portfolio highlights.")

  – We held a position in Australian airline Qantas Airways.2 The company's shares rallied from depressed levels as the airline industry appeared to recover during the reporting period.

  – Owning US company Autodesk, a global leader in 3D design and engineering software, was rewarded given strong demand for its products amid an upturn in corporate capital spending. We are optimistic on the company's future operating leverage given its excellent cost management, coupled with a pending recovery in their end markets from a very low base.

•  Stock selection decisions positively contributed to relative performance in a number of sectors. The Fund's sector allocations are a byproduct of our bottom-up stock selection process. Overall, during the reporting period we positioned the Fund in anticipation of a continued economic recovery. In particular, stock selection was beneficial in the consumer discretionary, financial and information technology sectors.

What didn't work

•  Several individual stocks were negative for performance during the period.

  – China Mengniu Dairy, a manufacturing and distribution company of dairy products in China, detracted from performance. Its shares declined, along with the overall Chinese stock market during the period, given concerns over whether the government could orchestrate a soft landing for its economy. (For details, see "Portfolio highlights.")

  – CRH, an Ireland-based building materials company, generated poor results as management did not effectively manage its business plan. We subsequently sold the Fund's position. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  As of December 31, 2010, this position was no longer held by the Fund.

UBS Global Equity Fund

  – The Fund's holding in US financial company Bank of America was a detractor from performance. We sold the position given the ongoing issues in the company's mortgage portfolio. (For details, see "Portfolio highlights.")

  – Owning shares of Hewlett-Packard was not beneficial for results. This US information technology company suffered due to the negative publicity surrounding the firing of its Chief Executive Officer. (For details, see "Portfolio highlights.")

•  Stock selection in the materials, consumer staples and energy sectors negatively contributed to the Fund's results. A number of individual Fund holdings led to overall negative performance in these sectors.

Portfolio highlights

•  Naspers is a South Africa-based multinational media company. We believe it offers an attractive exposure to the media industry in the underdeveloped and growing African continent and the BRIC countries (Brazil, Russia, India and China). A large portion of the company's current profits come from pay television, which is being used to help finance the expansion of its Internet business.

•  Rio Tinto, an Australian mining company, in our opinion has one of the best growth profiles in its industry, and is highly leveraged to rising iron ore prices. We believe its projects are of high quality and long life expectancy, and it has a solid balance sheet, strong pipeline and refocused management. In addition, Rio Tinto has reduced its debt, which should enable the company to reinitiate stalled growth projects.

•  China Mengniu Dairy is a quality dairy brand in China that provides a broad range of milk, dairy and ice cream products. The company is growing along with Chinese food consumption. In addition, we believe the company could benefit from efforts to upgrade Chinese diets.

•  CRH is a global building materials company. We eliminated the Fund's position because its growth in the highly competitive paving business was counter to our expectations, and we lost faith in management's ability to make value-added acquisitions.

•  Bank of America is a very broad-based US bank that is rationalizing its business portfolio. We sold the shares to pursue what we felt were better opportunities within the sector, and which do not have the same level of mortgage-related risks.

•  Hewlett-Packard is a US-based global computer, printer and services company. The company benefits from its strong industry position, and we believe it is well-positioned to capitalize on the expected recovery in information technology capital spending.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Equity Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	24.43%	10.08%	2.77%	3.21%	4.09%
Class B3	23.88	9.25	2.00	N/A	4.32 [6]
Class C4	23.87	9.26	1.98	N/A	4.03
Class Y5	24.63	10.61	3.10	3.57	6.19
After deducting maximum sales charge
Class A2	17.62%	4.04%	1.61%	2.64%	3.65%
Class B3	18.88	4.25	1.63	N/A	4.32 [6]
Class C4	22.87	8.26	1.98	N/A	4.03
MSCI World Free Index (net)[7]	23.96%	11.76%	2.43%	2.31%	5.92%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.55% and 1.50%; Class B—2.27% and 2.25%; Class C—2.34% and 2.25%; Class Y—1.15% and 1.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 11, 2001 and November 27, 2001, respectively. Inception date of Class Y shares is January 28, 1994. The inception return of the index is calculated as of January 31, 1994, which is the closest month-end to the inception date of the oldest share class (Class Y).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2010

Percentage of net assets
Microsoft Corp.	2.8%
Citigroup, Inc.	2.1
BP PLC	2.0
Novartis AG	1.8
Apple, Inc.	1.7
Lowe's Cos., Inc.	1.7
Petrominerales Ltd.	1.7
Rio Tinto Ltd.	1.7
HeidelbergCement AG	1.6
HON HAI Precision Industry Co., Ltd.	1.6
Total	18.7%

Country exposure, top five (unaudited)

As of December 31, 2010

Percentage of net assets
United States	38.5%
Japan	9.7
United Kingdom	8.4
Canada	5.3
China	5.0
Total	66.9%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2010

Common stocks
Airlines	0.75%
Automobiles	2.37
Biotechnology	1.24
Building products	1.34
Capital markets	4.33
Chemicals	3.44
Commercial banks	7.96
Commercial services & supplies	1.28
Communications equipment	0.96
Computers & peripherals	3.09
Construction & engineering	1.49
Construction materials	2.46
Diversified financial services	2.93
Diversified telecommunication services	1.26
Electric utilities	0.76
Electronic equipment, instruments & components	2.50
Energy equipment & services	1.69
Food & staples retailing	2.18
Food products	1.88
Health care equipment & supplies	1.24
Health care providers & services	4.07
Hotels, restaurants & leisure	1.35
Household durables	1.20
Industrial conglomerates	1.40
Insurance	4.38
Internet software & services	1.38
IT services	1.21
Leisure equipment & products	0.67
Media	4.06
Metals & mining	2.87
Multi-utilities	1.28
Office electronics	1.16
Oil, gas & consumable fuels	9.36
Pharmaceuticals	2.99
Professional services	1.07
Real estate management & development	1.92
Semiconductors & semiconductor equipment	1.14
Software	4.02
Specialty retail	1.68
Tobacco	1.36
Trading companies & distributors	2.68
Wireless telecommunication services	1.85
Total common stocks	98.25%
Participation note	0.53
Short-term investment	0.80
Investment of cash collateral from securities loaned	1.23
Total investments	100.81%
Liabilities, in excess of cash and other assets	(0.81)
Net assets	100.00%

UBS Global Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks: 98.25%
Australia: 2.69%
Orica Ltd.	50,873	$1,295,619
Rio Tinto Ltd.	23,650	2,067,453
Total Australia common stocks		3,363,072
Brazil: 1.22%
Vale SA ADR	44,100	1,524,537
Canada: 5.24%
Cenovus Energy, Inc.	44,100	1,476,062
Petrominerales Ltd.[1]	62,500	2,084,381
Research In Motion Ltd.*	20,400	1,191,419
Suncor Energy, Inc.	46,800	1,801,774
Total Canada common stocks		6,553,636
China: 4.98%
AIA Group Ltd.*	527,255	1,482,159
China Construction Bank Corp., H Shares	1,553,450	1,393,005
China Mengniu Dairy Co., Ltd.	356,000	943,495
New World Development Ltd.	900,000	1,690,510
Sino-Ocean Land Holdings Ltd.	1,096,500	718,040
Total China common stocks		6,227,209
Denmark: 1.49%
FLSmidth & Co. A/S	19,549	1,864,463
Finland: 0.74%
Sampo Oyj, Class A	34,432	922,530
France: 1.10%
Carrefour SA	33,288	1,372,293
Germany: 3.73%
Fresenius Medical Care AG & Co. KGaA	21,949	1,267,955
HeidelbergCement AG	32,483	2,035,790
Metro AG	18,764	1,351,005
Total Germany common stocks		4,654,750
India: 1.21%
Infosys Technology Ltd. ADR	19,800	1,506,384
Indonesia: 1.10%
Bank Rakyat Indonesia PT	1,181,500	1,376,887
Ireland: 2.07%
Covidien PLC	33,904	1,548,057
James Hardie Industries SE CDI*	150,076	1,040,714
Total Ireland common stocks		2,588,771

	Shares	Value
Japan: 9.70%
ITOCHU Corp.	141,400	$1,431,590
KDDI Corp.	191	1,103,325
Mitsubishi Corp.	70,400	1,905,890
Nissan Motor Co., Ltd.*	151,400	1,441,461
ORIX Corp.	10,820	1,064,808
Ricoh Co., Ltd.	99,000	1,451,041
Sankyo Co., Ltd.	14,800	835,793
Shin-Etsu Chemical Co., Ltd.	22,800	1,235,620
Sumitomo Mitsui Financial Group, Inc.	46,400	1,652,775
Total Japan common stocks		12,122,303
Malaysia: 0.62%
Petronas Chemicals Group Bhd*	434,400	777,651
Netherlands: 2.93%
ASML Holding NV	36,848	1,423,036
LyondellBasell Industries NV, Class A*	28,625	984,700
Wolters Kluwer NV	57,144	1,252,329
Total Netherlands common stocks		3,660,065
Norway: 2.13%
Petroleum Geo-Services ASA*	69,754	1,086,049
Telenor ASA	97,019	1,576,234
Total Norway common stocks		2,662,283
Russia: 2.02%
Mobile Telesystems OJSC ADR	57,900	1,208,373
Sberbank of Russia*	387,258	1,319,388
Total Russia common stocks		2,527,761
South Africa: 1.55%
Naspers Ltd., Class N	32,943	1,940,074
Switzerland: 2.91%
Novartis AG	39,066	2,295,911
SGS SA	801	1,344,138
Total Switzerland common stocks		3,640,049
Taiwan: 2.51%
AU Optronics Corp.*	1,099,000	1,142,102
HON HAI Precision Industry Co., Ltd.	492,840	1,986,134
Total Taiwan common stocks		3,128,236
Thailand: 1.48%
Bank of Ayudhya PCL	2,187,900	1,850,770
United Kingdom: 8.38%
Barclays PLC	276,619	1,128,435
BP PLC	338,059	2,453,764
GlaxoSmithKline PLC	74,411	1,438,576

UBS Global Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
Lloyds Banking Group PLC*	1,223,076	$1,252,832
Man Group PLC	343,303	1,584,321
Prudential PLC	129,546	1,349,194
Tullow Oil PLC	64,502	1,268,126
Total United Kingdom common stocks		10,475,248
United States: 38.45%
Aflac, Inc.	30,300	1,709,829
Altria Group, Inc.	69,100	1,701,242
American Electric Power Co., Inc.	26,400	949,872
AmerisourceBergen Corp.	35,100	1,197,612
Apple, Inc.*	6,700	2,161,152
Autodesk, Inc.*	38,700	1,478,340
Bank of New York Mellon Corp.	65,000	1,963,000
Carnival Corp.	36,700	1,692,237
Citigroup, Inc.*	548,800	2,595,824
Comcast Corp., Class A	85,800	1,885,026
EOG Resources, Inc.	16,800	1,535,688
Fortune Brands, Inc.	24,800	1,494,200
General Motors Co.*	41,348	1,524,087
Gilead Sciences, Inc.*	42,800	1,551,072
Goldman Sachs Group, Inc.	11,100	1,866,576
Google, Inc., Class A*	2,900	1,722,513
Helmerich & Payne, Inc.	21,100	1,022,928
Hess Corp.	14,100	1,079,214
Hewlett-Packard Co.	40,300	1,696,630
Kraft Foods, Inc., Class A	44,300	1,395,893
Lowe's Cos., Inc.	83,600	2,096,688
MDU Resources Group, Inc.	79,000	1,601,330
Microsoft Corp.	127,200	3,551,424
Owens Corning*	53,900	1,678,985

	Shares	Value
Republic Services, Inc.	53,400	$1,594,524
Southwest Airlines Co.	72,200	937,156
Textron, Inc.	74,100	1,751,724
UnitedHealth Group, Inc.	35,300	1,274,683
Universal Health Services, Inc., Class B	30,800	1,337,336
Total United States common stocks		48,046,785
Total common stocks (cost $100,515,872)		122,785,757
Participation note: 0.53%
India: 0.53%
Housing Development & Infrastructure Limited, expires 08/10/12* (cost $959,885)	151,614	661,012
Short-term investment: 0.80%
Investment company: 0.80%
UBS Cash Management Prime Relationship Fund[2] (cost $993,097)	993,097	993,097
Investment of cash collateral from securities loaned: 1.23%
UBS Private Money Market Fund LLC[2] (cost $1,539,915)	1,539,915	1,539,915
Total investments: 100.81% (cost $104,008,769)		125,979,781
Liabilities, in excess of cash and other assets: (0.81)%		(1,010,942)
Net assets: 100.00%		$124,968,839

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$23,248,298
Gross unrealized depreciation	(1,277,286)
Net unrealized appreciation of investments	$21,971,012

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2010.

UBS Global Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$760,855	$19,744,230	$19,511,988	$993,097	$939
UBS Private Money Market Fund LLC[1]	2,220,517	20,372,428	21,053,030	1,539,915	8,151
	$2,981,372	$40,116,658	$40,565,018	$2,533,012	$9,090

1  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

ADR  American depositary receipt

CDI  Chess depositary interest

OJSC  Open joint stock company

Forward foreign currency contracts

UBS Global Equity Fund had the following open forward foreign currency contracts as of December 31, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	AUD	3,210,000	USD	3,059,355	03/03/11	$(199,887)
JPMorgan Chase Bank	BRL	2,190,000	USD	1,244,318	03/03/11	(58,155)
JPMorgan Chase Bank	CAD	2,400,000	USD	2,346,064	03/03/11	(64,898)
JPMorgan Chase Bank	DKK	8,070,000	USD	1,431,632	03/03/11	(14,885)
JPMorgan Chase Bank	GBP	735,000	USD	1,155,443	03/03/11	10,000
JPMorgan Chase Bank	HKD	21,615,000	USD	2,785,948	03/03/11	3,739
JPMorgan Chase Bank	HKD	6,905,000	USD	888,190	03/03/11	(598)
JPMorgan Chase Bank	MYR	1,952,000	USD	618,995	03/03/11	(11,686)
JPMorgan Chase Bank	NOK	13,020,000	USD	2,115,987	03/03/11	(109,012)
JPMorgan Chase Bank	THB	49,900,000	USD	1,650,132	03/03/11	(3,429)
JPMorgan Chase Bank	TWD	51,700,000	USD	1,710,222	03/03/11	(65,323)
JPMorgan Chase Bank	USD	3,226,609	EUR	2,435,000	03/03/11	26,827
JPMorgan Chase Bank	USD	652,083	GBP	415,000	03/03/11	(5,336)
JPMorgan Chase Bank	USD	1,824,344	GBP	1,175,000	03/03/11	6,808
JPMorgan Chase Bank	USD	1,025,283	HKD	7,960,000	03/03/11	(699)
JPMorgan Chase Bank	USD	1,558,743	JPY	130,300,000	03/03/11	47,112
JPMorgan Chase Bank	USD	1,249,029	KRW	1,447,000,000	03/03/11	22,162
JPMorgan Chase Bank	USD	2,494,824	MXN	31,450,000	03/03/11	41,042
JPMorgan Chase Bank	USD	3,927,497	SEK	27,670,000	03/03/11	178,350
JPMorgan Chase Bank	USD	3,495,153	SGD	4,615,000	03/03/11	100,904
JPMorgan Chase Bank	ZAR	11,080,000	USD	1,527,619	03/03/11	(140,466)
Morgan Stanley & Co. Inc.	EUR	1,270,000	USD	1,679,001	03/03/11	(17,863)
Net unrealized depreciation on forward foreign currency contracts						$(255,293)

UBS Global Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$120,934,987	$1,850,770	$—	$122,785,757
Participation note	—	661,012	—	661,012
Short-term investment	—	993,097	—	993,097
Investment of cash collateral from securities loaned	—	1,539,915	—	1,539,915
Other financial instruments[1]	—	(255,293)	—	(255,293)
Total	$120,934,987	$4,789,501	$—	$125,724,488

1  Other financial instruments include forward foreign currency contracts.

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS International Equity Fund (the "Fund") returned 26.42% (Class A shares returned 19.39% after the deduction of the maximum sales charge), while Class Y shares returned 26.59%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned 24.46% over the same time period. (Class Y Shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 13; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark Index during the reporting period, primarily due to stock selection.

Portfolio performance summary1

What worked

•  Overall, individual stock selection had a positive impact on performance.

  – Naspers, an attractively valued South African Internet and traditional publishing company produced strong results during the reporting period. (For details, see "Portfolio highlights.")

  – Our holding of Denmark mining and machinery company FLSmidth & Co. was a positive for performance. It benefited as demand for its products remained strong from emerging market countries such as China. (For details, see "Portfolio highlights.")

  – We held a position in Norway-based Petroleum Geo-Services, which helps energy companies find oil and gas reserves offshore. The company benefited given an increase in global oil exploration. (For details, see "Portfolio highlights.")

  – Owning Volkswagen was rewarded given strong demand for its automobiles in China, Germany and a number of other European countries. The company also benefited from productivity enhancements and plans to increase its presence in the US. (For details, see "Portfolio highlights.")

•  Stock selection decisions positively contributed to relative performance in a number of sectors. The Fund's sector allocations are a byproduct of our bottom-up stock selection process. Overall, during the reporting period we positioned the Fund in anticipation of a continued economic recovery. In particular, stock selection was beneficial in the consumer discretionary, materials and telecommunication services sectors. A lack of utilities holdings in the Fund led to an underweight position in the sector. This was a positive for results as utilities lagged the benchmark during the reporting period.

What didn't work

•  Several individual stocks were negative for performance during the period.

  – China Mengniu Dairy, a manufacturing and distribution company of dairy products in China, detracted from performance. Its shares declined, along with the overall Chinese stock market during the period, given concerns whether the government could orchestrate a soft landing for its economy. (For details, see "Portfolio highlights.")

  – Lloyds Banking Group, the UK-based financial services organization, generated poor results as it missed earnings expectations. We believe this was partially due to the negative repercussions from the European sovereign debt crisis.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS International Equity Fund

  – The Fund's position in Japanese financial company Nomura Holdings2 was a detractor from performance. The company made a number of significant acquisitions during the reporting period, and increased spending to grow its presence in the US. Neither of these initiatives have yet to boost the company's earnings. (For details, see "Portfolio highlights.")

  – Owning shares of Mitsui O.S.K. Lines2 was not beneficial for results. Mitsui is the world's largest operator of iron-ore vessels. It has a substantial business presence in China, which is the world's biggest steelmaker and buyer of iron ore. The company saw its shares decline when concerns rose that China's economy could decelerate.

•  Stock selection in the financial and information technology sectors negatively contributed to the Fund's results. A number of individual Fund holdings led to overall negative performance in both sectors.

Portfolio highlights

  – Naspers is a South Africa-based multinational media company. We believe it offers an attractive exposure to the media industry in the underdeveloped and growing African continent and the BRIC countries (Brazil, Russia, India and China). A large portion of the company's current profits come from pay television, which is being used to help finance the expansion of its Internet business.

  – FLSmidth & Co. is a leading supplier of equipment and services to the global cement and minerals industry. FLSmidth's history is in the global cement industry, where it holds 38% global (ex-China) market share. Largely through acquisition over the last decade, FLSmidth has been building a strong franchise in mining capital equipment. We believe the company is well-positioned to benefit from a return of capital spending in the industry.

  – Petroleum Geo-Services is a global oilfield services, seismic and exploration service company. We believe the company's technical expertise and staff puts it in a good position to benefit as major oil companies seek to expand and replace their reserves.

  – Volkswagen is a global automobile company with a broad mix of mass market and luxury brands. We believe the company is well positioned to benefit from a rebound in demand in developed markets and continued growth in China.

  – China Mengniu Dairy is a quality dairy brand in China that provides a broad range of milk, dairy and ice cream products. The company is growing along with Chinese food consumption. In addition, we believe the company could benefit from efforts to upgrade Chinese diets.

  – Nomura Holdings is a brokerage and investment banking firm in Japan. The stock underperformed along with the Japanese equity market. While we believe it is attractively valued, the company's leverage to market exposure has hurt the stock.

2  As of December 31, 2010, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Equity Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	26.42%	12.03%	3.10%	3.36%	3.46%
Class B3	26.06	11.38	2.34	N/A	5.90 [6]
Class C4	26.03	11.25	2.33	N/A	5.58
Class Y5	26.59	12.39	3.32	3.58	5.09
After deducting maximum sales charge
Class A2	19.39%	5.94%	1.95%	2.78%	3.03%
Class B3	21.06	6.38	2.04	N/A	5.90 [6]
Class C4	25.03	10.25	2.33	N/A	5.58
MSCI World Free ex USA Index (net)[7]	24.46%	8.95%	3.05%	3.98%	5.46%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.76% and 1.25%; Class B—2.56% and 2.00%; Class C—2.56% and 2.00%; Class Y—1.55% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

1  Inception date of UBS International Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are February 12, 2002 and January 25, 2002, respectively. Inception date of Class Y shares and the index is August 31, 1993.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2010, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2010

Percentage of net assets
Mitsubishi Corp.	1.8%
Vodafone Group PLC	1.8
Novartis AG	1.7
Rio Tinto PLC	1.5
FLSmidth & Co. A/S	1.4
BP PLC	1.4
THK Co., Ltd.	1.4
Lloyds Banking Group PLC	1.3
BNP Paribas	1.2
Nissan Motor Co., Ltd.	1.1
Total	14.6%

Country exposure, top five (unaudited)

As of December 31, 2010

Percentage of net assets
United Kingdom	17.6%
Japan	16.1
China	7.7
Germany	6.6
Switzerland	6.3
Total	54.3%

UBS International Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2010

Common stocks
Aerospace & defense	0.32%
Airlines	1.22
Auto components	0.89
Automobiles	2.59
Beverages	0.50
Building products	1.35
Capital markets	1.33
Chemicals	4.00
Commercial banks	13.95
Communications equipment	0.58
Computers & peripherals	0.52
Construction & engineering	1.61
Construction materials	1.65
Diversified financial services	2.09
Diversified telecommunication services	1.53
Electric utilities	1.46
Electronic equipment, instruments & components	1.72
Energy equipment & services	2.20
Food & staples retailing	2.06
Food products	2.70
Health care equipment & supplies	0.31
Health care providers & services	0.64
Hotels, restaurants & leisure	1.12
Household products	0.51
Industrial conglomerates	0.17
Insurance	3.00
Internet software & services	0.40
IT services	1.04
Leisure equipment & products	0.48
Machinery	5.37
Marine	0.73
Media	1.88
Metals & mining	8.26
Office electronics	1.50
Oil, gas & consumable fuels	7.61
Pharmaceuticals	4.70
Professional services	0.77
Real estate management & development	1.29
Semiconductors & semiconductor equipment	2.02
Software	0.90
Specialty retail	0.43
Textiles, apparel & luxury goods	1.70
Tobacco	0.80
Trading companies & distributors	2.45
Wireless telecommunication services	3.83
Total common stocks	96.18%
Preferred stock	0.85%
Participation note	0.33
Short-term investment	2.22
Investment of cash collateral from securities loaned	2.87
Total investments	102.45%
Liabilities, in excess of cash and other assets	(2.45)
Net assets	100.00%

UBS International Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks: 96.18%
Australia: 4.19%
Alumina Ltd.	32,098	$81,418
BHP Billiton Ltd.	1,969	91,129
Incitec Pivot Ltd.	52,336	211,976
Mount Gibson Iron Ltd.*	53,934	116,947
National Australia Bank Ltd.	10,634	257,772
Orica Ltd.	10,303	262,394
Qantas Airways Ltd.*	76,366	198,392
Total Australia common stocks		1,220,028
Austria: 0.27%
Raiffeisen Bank International AG	1,409	77,197
Belgium: 0.50%
Anheuser-Busch InBev NV	2,568	146,873
Brazil: 1.10%
Vale SA ADR	9,300	321,501
Canada: 6.30%
Canadian Oil Sands Ltd.	5,300	140,989
EnCana Corp.[1]	4,200	122,879
Lundin Mining Corp.*	14,500	105,874
Petrominerales Ltd.	9,500	316,826
Research In Motion Ltd.*	2,900	169,368
Suncor Energy, Inc.	8,400	323,395
Teck Resources Ltd., Class B1	4,800	298,292
Toronto-Dominion Bank	2,700	201,624
TransCanada Corp.[1]	4,100	156,652
Total Canada common stocks		1,835,899
China: 7.67%
AIA Group Ltd.*	73,038	205,316
Baidu, Inc. ADR*	1,200	115,836
China Construction Bank Corp., H Shares	325,280	291,684
China Everbright Ltd.	54,000	121,995
China Mengniu Dairy Co., Ltd.	57,000	151,065
China Merchants Bank Co., Ltd., H Shares	86,759	218,996
China National Building Material Co., Ltd., H Shares	44,000	100,875
Dongfeng Motor Group Co., Ltd., H Shares	42,000	72,406
Focus Media Holding Ltd. ADR*	2,600	57,018
Fushan International Energy Group Ltd.	110,000	75,430
Hong Kong Exchanges & Clearing Ltd.	10,900	247,230
New World Development Ltd.	98,000	184,078
Pacific Basin Shipping Ltd.	157,000	104,427
Shangri-La Asia Ltd.	36,000	97,725
Sino-Ocean Land Holdings Ltd.	189,500	124,094
Sun Hung Kai Properties Ltd.	4,000	66,437
Total China common stocks		2,234,612

	Shares	Value
Denmark: 2.28%
Danisco A/S	879	$80,367
FLSmidth & Co. A/S	4,414	420,980
Novo Nordisk A/S, Class B	1,437	162,041
Total Denmark common stocks		663,388
Finland: 0.76%
Sampo Oyj, Class A	8,309	222,622
France: 2.01%
BNP Paribas	5,356	340,755
Carrefour SA	4,565	188,192
Valeo SA*	1,018	57,767
Total France common stocks		586,714
Germany: 5.77%
Bayer AG	2,838	209,721
Bayerische Motoren Werke AG	1,028	80,843
Dialog Semiconductor PLC*	2,950	67,134
E.ON AG	7,520	230,473
Fresenius Medical Care AG & Co. KGaA	3,234	186,823
GEA Group AG	3,995	115,472
HeidelbergCement AG	3,906	244,799
MAN SE	1,086	129,144
Metro AG	4,110	295,919
ThyssenKrupp AG	2,926	121,152
Total Germany common stocks		1,681,480
India: 2.12%
ICICI Bank Ltd. ADR	3,600	182,304
Infosys Technology Ltd. ADR	4,000	304,320
Tata Motors Ltd. ADR[1]	4,500	132,030
Total India common stocks		618,654
Indonesia: 1.29%
Astra International Tbk PT	21,500	130,169
Bank Rakyat Indonesia PT	210,000	244,728
Total Indonesia common stocks		374,897
Ireland: 1.00%
James Hardie Industries SE CDI*	19,260	133,560
Ryanair Holdings PLC ADR	5,100	156,876
Total Ireland common stocks		290,436
Israel: 0.81%
Teva Pharmaceutical Industries Ltd. ADR	1,800	93,834
Teva Pharmaceutical Industries Ltd.	2,737	143,464
Total Israel common stocks		237,298
Italy: 0.68%
Saipem SpA	4,031	198,443

UBS International Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
Japan: 16.06%
Asahi Glass Co., Ltd.	28,000	$327,282
Canon, Inc.[1]	3,900	202,229
Disco Corp.	2,000	121,443
Fanuc Corp.	1,000	153,590
Ibiden Co., Ltd.	2,900	91,511
Isuzu Motors Ltd.	30,000	136,347
ITOCHU Corp.	19,500	197,426
KDDI Corp.	33	190,627
Komatsu Ltd.	5,400	163,417
Makino Milling Machine Co., Ltd.*	15,000	123,599
Mitsubishi Corp.	19,000	514,374
Mitsubishi UFJ Financial Group, Inc.	24,200	130,851
Nippon Sheet Glass Co., Ltd.	25,000	67,434
Nippon Yusen KK	24,000	106,417
Nissan Motor Co., Ltd.	35,000	333,231
NTT DoCoMo, Inc.	43	75,100
ORIX Corp.	2,430	239,139
Ricoh Co., Ltd.	16,000	234,512
Sankyo Co., Ltd.	2,500	141,181
Shin-Etsu Chemical Co., Ltd.	3,500	189,679
Sony Financial Holdings, Inc.	50	202,303
Sumitomo Mitsui Financial Group, Inc.	6,800	242,217
THK Co., Ltd.	17,400	400,121
Toshiba Corp.	18,000	97,992
Total Japan common stocks		4,682,022
Luxembourg: 0.99%
ArcelorMittal	7,568	287,010
Malaysia: 0.44%
Malayan Banking Bhd	7,400	20,399
Petronas Chemicals Group Bhd*	60,700	108,664
Total Malaysia common stocks		129,063
Netherlands: 3.78%
ASML Holding NV	7,361	284,275
Fugro NV CVA	1,117	91,798
Gemalto NV	1,234	52,512
Koninklijke Philips Electronics NV NY Shares	1,600	49,120
LyondellBasell Industries NV, Class A*	3,900	134,160
Royal Dutch Shell PLC, Class A	6,224	207,517
Unilever NV CVA	3,203	99,728
Wolters Kluwer NV	8,291	181,700
Total Netherlands common stocks		1,100,810
Norway: 2.23%
Petroleum Geo-Services ASA*	14,257	221,977
Telenor ASA	17,959	291,773
Yara International ASA	2,373	137,255
Total Norway common stocks		651,005

	Shares	Value
Russia: 2.24%
Mechel OAO ADR	4,000	$116,920
Mobile Telesystems OJSC ADR	6,550	136,698
NovaTek OAO GDR	1,022	122,129
Sberbank of Russian Federation*	51,162	174,309
VTB Bank OJSC GDR	15,566	102,580
Total Russia common stocks		652,636
Singapore: 1.79%
Biosensors International Group Ltd.*	103,000	90,692
DBS Group Holdings Ltd.	14,159	157,990
Golden Agri-Resources Ltd.	248,000	154,596
Olam International Ltd.	48,000	117,443
Total Singapore common stocks		520,721
South Africa: 1.76%
MTN Group Ltd.	9,912	202,257
Naspers Ltd., Class N	5,292	311,656
Total South Africa common stocks		513,913
South Korea: 0.78%
Hyundai Heavy Industries Co., Ltd.*	294	114,761
Hyundai Mobis*	449	112,556
Total South Korea common stocks		227,317
Spain: 0.96%
Inditex SA	1,665	124,664
Telefonica SA	6,824	154,702
Total Spain common stocks		279,366
Sweden: 1.50%
Autoliv, Inc.	1,100	86,834
Skandinaviska Enskilda Banken AB, Class A	13,661	113,949
Volvo AB, Class B*	13,484	237,576
Total Sweden common stocks		438,359
Switzerland: 6.31%
Cie Financiere Richemont SA, Class A	4,584	269,647
Clariant AG*	5,984	121,216
GAM Holding AG*	7,571	125,104
Nestle SA	5,139	300,920
Novartis AG	8,601	505,481
SGS SA	133	223,184
Swatch Group AG	2,771	223,458
Temenos Group AG*	1,706	70,977
Total Switzerland common stocks		1,839,987
Taiwan: 1.80%
AU Optronics Corp.*	115,000	119,510
HON HAI Precision Industry Co., Ltd.	72,624	292,673

UBS International Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Taiwan—(Concluded)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,000	$112,860
Total Taiwan common stocks		525,043
Thailand: 1.20%
Italian-Thai Development PCL*	318,200	48,978
Kasikornbank PCL	69,200	299,572
Total Thailand common stocks		348,550
United Kingdom: 17.59%
Acergy SA	5,277	129,324
Anglo American PLC*	1,867	97,091
Barclays PLC	51,692	210,872
BG Group PLC	7,662	154,818
BP PLC	56,411	409,453
Carnival PLC	4,929	229,161
Cobham PLC	29,759	94,418
GlaxoSmithKline PLC	13,269	256,527
HSBC Holdings PLC	17,772	180,409
Imperial Tobacco Group PLC	7,596	233,069
Lloyds Banking Group PLC*	364,847	373,723
Man Group PLC	56,607	261,238
Prudential PLC	23,818	248,059
Reckitt Benckiser Group PLC	2,689	147,783
Rio Tinto PLC	6,185	432,635
Sage Group PLC	45,130	192,370
Scottish & Southern Energy PLC	10,161	194,065
Standard Chartered PLC	8,965	241,179
Tullow Oil PLC	13,291	261,304

	Shares	Value
Vodafone Group PLC	198,084	$512,045
Xstrata PLC	11,357	266,574
Total United Kingdom common stocks		5,126,117
Total common stocks (cost $20,223,126)		28,031,961
Preferred stock: 0.85%
Germany: 0.85%
Volkswagen AG, Preference Shares (cost $141,249)	1,530	248,207
Participation note: 0.33%
India: 0.33%
Housing Development & Infrastructure Limited, expires 08/10/12* (cost $139,284)	22,000	95,916
Short-term investment: 2.22%
Investment company: 2.22%
UBS Cash Management Prime Relationship Fund[2] (cost $646,228)	646,228	646,228
Investment of cash collateral from securities loaned: 2.87%
UBS Private Money Market Fund LLC[2] (cost $835,957)	835,957	835,957
Total investments: 102.45% (cost $21,985,844)		29,858,269
Liabilities, in excess of cash and other assets: (2.45)%		(713,513)
Net assets: 100.00%		$29,144,756

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,153,588
Gross unrealized depreciation	(281,163)
Net unrealized appreciation of investments	$7,872,425

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2010.

UBS International Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$722,032	$7,059,111	$7,134,915	$646,228	$714
UBS Private Money Market Fund LLC[1]	471,729	4,807,286	4,443,058	835,957	5,079
	$1,193,761	$11,866,397	$11,577,973	$1,482,185	$5,793

1  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

ADR  American depositary receipt

CDI  Chess depositary interest

CVA  Dutch certification—depository certificate

GDR  Global depositary receipt

OJSC  Open joint stock company

Preference shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Forward foreign currency contracts

UBS International Equity Fund had the following open forward foreign currency contracts as of December 31, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	AUD	360,000	USD	348,726	03/03/11	$(16,796)
JPMorgan Chase Bank	BRL	340,000	USD	193,182	03/03/11	(9,029)
JPMorgan Chase Bank	CAD	145,000	USD	141,741	03/03/11	(3,921)
JPMorgan Chase Bank	EUR	565,000	USD	741,360	03/03/11	(13,544)
JPMorgan Chase Bank	GBP	155,000	USD	242,845	03/03/11	1,288
JPMorgan Chase Bank	HKD	1,360,000	USD	175,290	03/03/11	235
JPMorgan Chase Bank	JPY	33,900,000	USD	407,311	03/03/11	(10,483)
JPMorgan Chase Bank	NOK	2,270,000	USD	366,842	03/03/11	(21,080)
JPMorgan Chase Bank	THB	7,880,000	USD	260,582	03/03/11	(542)
JPMorgan Chase Bank	TWD	11,600,000	USD	383,725	03/03/11	(14,656)
JPMorgan Chase Bank	ZAR	3,230,000	USD	445,326	03/03/11	(40,948)
JPMorgan Chase Bank	USD	214,269	AUD	215,000	03/03/11	4,029
JPMorgan Chase Bank	USD	601,888	CHF	600,000	03/03/11	40,222
JPMorgan Chase Bank	USD	1,359,648	EUR	1,030,000	03/03/11	16,549
JPMorgan Chase Bank	USD	240,621	GBP	155,000	03/03/11	936
JPMorgan Chase Bank	USD	174,964	HKD	1,360,000	03/03/11	91
JPMorgan Chase Bank	USD	1,478,931	JPY	123,200,000	03/03/11	39,421
JPMorgan Chase Bank	USD	181,269	KRW	210,000,000	03/03/11	3,216
JPMorgan Chase Bank	USD	168,966	MXN	2,130,000	03/03/11	2,780
JPMorgan Chase Bank	USD	167,938	PLN	515,000	03/03/11	5,390
JPMorgan Chase Bank	USD	411,628	SEK	2,900,000	03/03/11	18,692
Net unrealized appreciation on forward foreign currency contracts						$1,850

UBS International Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

PLN  Polish Zloty

SEK  Swedish Krona

THB  Thai Baht

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$27,683,411	$348,550	$—	$28,031,961
Preferred stock	248,207	—	—	248,207
Participation note	—	95,916	—	95,916
Short-term investment	—	646,228	—	646,228
Investment of cash collateral from securities loaned	—	835,957	—	835,957
Other financial instruments[1]	—	1,850	—	1,850
Total	$27,931,618	$1,928,501	$—	$29,860,119

1  Other financial instruments include forward foreign currency contracts.

See accompanying notes to financial statements.

UBS Market Neutral Multi-Strategy Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS Market Neutral Multi-Strategy Fund (the "Fund") declined 1.50% (Class A shares declined 6.90% after the deduction of the maximum sales charge), while Class Y shares declined 1.30%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.08% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 23; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a negative return during the reporting period and lagged the Index. The Fund's portfolio is allocated among four unique components, or "sleeves," consisting of US fundamental, European fundamental, global quantitative and event-driven disciplines. The Fund's underperformance was driven by the negative returns generated by the European fundamental sleeve.

During the reporting period Japanese futures were used to hedge stock-specific exposure. Currency forwards were used to reduce an unwanted currency exposure. The results of derivatives use during the period were within our expectations.

Portfolio performance summary1

What worked

•  The global quantitative sleeve was the largest contributor to performance during the reporting period. The global quantitative sleeve is based on our proprietary multi-factor model that captures key fundamental-driven investment themes: valuation, capital use, quality, growth and market behavior. Each factor is designed to have zero correlation to all other factors.

Overall, the sleeve performed well during the reporting period, although returns from the various factors were widely dispersed, with capital use and quality being the most positive contributors to performance. On an industry level, materials and industrials were the largest positive contributors. Materials was primarily driven by strategic positions in companies exposed to base metals. Industrials benefited from positions in Swedish, German and UK companies exposed to construction in emerging markets. On a country level, China (short position) and Hong Kong (long position) contributed most positively. The strategy positioning remains with relatively small sector bets, heavily weighted towards value factors, and short China and selected European financials.

•  Overall, the event-driven sleeve added value over the six months ended December 31, 2010. The event-driven sleeve seeks to identify and capitalize on specific events, such as changes in major global equity indices.

Most of the indices covered by the strategy positively contributed to performance during the reporting period. Morgan Stanley Capital International (MSCI) semi-annual review, with index changes effective on December 1, 2010, was the dominating contributor to performance. In addition, the strategy benefited from positions triggered by changes to the Russell and Standard & Poor (S&P) indices. In contrast, changes to the STOXX and FTSE UK indices were a slight drag on performance during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Market Neutral Multi-Strategy Fund

•  Certain components of the US fundamental sleeve added value. Taking long positions in stocks that were identified as offering the most potential, and taking short positions in stocks that offered the least potential, was sometimes rewarded. However, this was largely offset by macro-driven factors and a high correlation among US stocks during the reporting period.

•  Our strategic allocation among the various sleeves was beneficial. In particular, allocating a larger portion of the Fund's portfolio to the global quantitative sleeve, and a smaller portion to the European fundamental sleeve, was a positive for performance.

What didn't work

•  The European fundamental sleeve produced poor results and detracted from results. Within this sleeve, having an overweight to higher quality companies and an underweight to more cyclical companies was a negative for performance. As the reporting period progressed, investor risk aversion abated, which resulted in the outperformance of lower quality companies. In addition, robust growth in emerging market countries led to strong results for cyclical European companies.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Market Neutral Multi-Strategy Fund

Total returns for periods ended 12/31/10 (unaudited)

	6 months	Inception[1]
Before deducting maximum sales charge
Class A2	(1.50)%	(1.50)%
Class C3	(1.80)	(1.80)
Class Y4	(1.30)	(1.30)
After deducting maximum sales charge
Class A2	(6.90)%	(6.90)%
Class C3	(2.78)	(2.78)
Citigroup Three-Month US Treasury Bill Index[5]	0.08%	0.08%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—4.13% and 3.55%; Class C—4.88% and 4.30%; Class Y—3.88% and 3.30%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and securities loan fees and dividend expenses for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Market Neutral Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Market Neutral Multi-Strategy Fund

Top ten equity holdings (unaudited)1,2

As of December 31, 2010

Percentage of net assets
Apple, Inc.	0.9%
Illinois Tool Works, Inc.	0.9
Ultra Petroleum Corp.	0.8
FedEx Corp.	0.8
Danaher Corp.	0.6
Broadcom Corp., Class A	0.6
Avon Products, Inc.	0.6
Kloeckner & Co. SE	0.6
Fortune Brands, Inc.	0.6
General Dynamics Corp.	0.6
Total	7.0%

1  Only long positions are considered for top ten holdings.

2  Figures represent the direct investments of UBS Market Neutral Multi-Strategy Fund. Figures would be different if a breakdown of the underlying investment companies was included.

UBS Market Neutral Multi-Strategy Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2010

Common stocks
Aerospace & defense	1.55%
Air freight & logistics	1.79
Airlines	0.77
Auto components	1.08
Automobiles	0.67
Beverages	1.21
Biotechnology	1.54
Building products	0.47
Capital markets	1.13
Chemicals	3.20
Commercial banks	2.42
Commercial services & supplies	0.22
Communications equipment	0.86
Computers & peripherals	1.53
Construction & engineering	0.55
Construction materials	0.19
Consumer finance	0.19
Containers & packaging	0.37
Distributors	0.02
Diversified consumer services	0.15
Diversified financial services	1.08
Diversified telecommunication services	0.58
Electric utilities	2.75
Electrical equipment	0.86
Electronic equipment, instruments & components	1.56
Energy equipment & services	1.85
Food & staples retailing	1.34
Food products	2.77
Gas utilities	0.38
Health care equipment & supplies	1.73
Health care providers & services	1.24
Hotels, restaurants & leisure	2.17
Household durables	0.94
Household products	0.83
Independent power producers & energy traders	0.29
Industrial conglomerates	0.29
Insurance	2.67
Internet & catalog retail	0.63
Internet software & services	0.41
IT services	0.93
Leisure equipment & products	0.43
Life sciences tools & services	0.68
Machinery	5.76
Marine	0.14
Media	2.61
Metals & mining	2.86
Multiline retail	0.37
Multi-utilities	0.95
Office electronics	0.08
Oil, gas & consumable fuels	5.40
Paper & forest products	0.35
Personal products	0.77
Pharmaceuticals	2.01
Professional services	0.29%
Real estate investment trust (REIT)	1.13
Real estate management & development	1.12
Road & rail	1.93
Semiconductors & semiconductor equipment	2.71
Software	3.10
Specialty retail	1.79
Textiles, apparel & luxury goods	1.20
Thrifts & mortgage finance	0.11
Tobacco	0.32
Trading companies & distributors	1.19
Transportation infrastructure	0.28
Water utilities	0.08
Wireless telecommunication services	1.02
Total common stocks	83.89%
Preferred stocks	0.55
Investment companies
SPDR S&P 500 ETF Trust	0.63
SPDR S&P MidCap 400 ETF Trust	0.10
Total investment companies	0.73%
Short-term investment	34.10
Total investments before investments sold short	119.27%
Investments sold short
Common stocks
Aerospace & defense	(1.36)
Air freight & logistics	(1.47)
Airlines	(0.55)
Auto components	(0.56)
Automobiles	(0.90)
Beverages	(1.70)
Biotechnology	(0.65)
Building products	(0.45)
Capital markets	(0.97)
Chemicals	(3.18)
Commercial banks	(2.74)
Commercial services & supplies	(0.56)
Communications equipment	(0.79)
Computers & peripherals	(1.66)
Construction & engineering	(0.89)
Construction materials	(0.33)
Containers & packaging	(0.25)
Distributors	(0.28)
Diversified consumer services	(0.09)
Diversified financial services	(0.69)
Diversified telecommunication services	(1.09)
Electric utilities	(1.83)
Electrical equipment	(1.77)
Electronic equipment, instruments & components	(1.00)
Energy equipment & services	(1.18)

UBS Market Neutral Multi-Strategy Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2010

Investments sold short—(Concluded)
Common stocks—(Concluded)
Food & staples retailing	(1.38)%
Food products	(2.84)
Gas utilities	(0.25)
Health care equipment & supplies	(1.08)
Health care providers & services	(1.33)
Health care technology	(0.17)
Hotels, restaurants & leisure	(2.10)
Household durables	(0.71)
Household products	(0.52)
Independent power producers & energy traders	(0.72)
Industrial conglomerates	(0.23)
Insurance	(2.58)
Internet & catalog retail	(0.38)
Internet software & services	(0.62)
IT services	(1.06)
Leisure equipment & products	(0.38)
Life sciences tools & services	(1.16)
Machinery	(5.45)
Marine	(0.88)
Media	(2.45)
Metals & mining	(3.26)
Multiline retail	(0.96)
Multi-utilities	(1.77)
Oil, gas & consumable fuels	(5.66)
Paper & forest products	(0.31)
Personal products	(0.26)
Pharmaceuticals	(2.23)
Professional services	(0.36)
Real estate investment trust (REIT)	(1.79)
Real estate management & development	(0.67)
Road & rail	(1.41)
Semiconductors & semiconductor equipment	(2.81)
Software	(2.36)
Specialty retail	(2.26)
Textiles, apparel & luxury goods	(0.87)
Thrifts & mortgage finance	(0.32)
Trading companies & distributors	(0.93)
Transportation infrastructure	(0.51)
Water utilities	(0.41)
Wireless telecommunication services	(0.38)
Total common stocks	(82.76)%
Rights	(0.00)[2]
Total investments sold short	(82.76)%
Total investments, net of investments sold short	36.51
Cash and other assets, less liabilities	63.49
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Market Neutral Multi-Strategy Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Amount represents less than 0.005%.

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks: 83.89%
Australia: 0.62%
ASX Ltd. NPV	602	$23,201
BHP Billiton Ltd.	498	23,048
Caltex Australia Ltd.	1,487	21,855
Challenger Ltd.	6,170	29,660
Energy Resources of Australia Ltd.	1,585	18,043
Equinox Minerals Ltd.*	3,634	22,264
Fortescue Metals Group Ltd.*	3,163	21,158
Total Australia common stocks		159,229
Austria: 0.74%
Bwin Interactive Entertainment AG	558	21,989
Erste Group Bank AG	485	22,774
IMMOFINANZ AG NPV*	5,881	25,062
OMV AG NPV	522	21,694
Strabag SE	784	21,477
Voestalpine AG NPV	1,156	55,071
Wiener Staedtische Versicherung AG	448	23,285
Total Austria common stocks		191,352
Belgium: 0.20%
Delhaize Group SA	326	24,078
Mobistar SA	403	26,124
Total Belgium common stocks		50,202
Bermuda: 0.15%
Aspen Insurance Holdings Ltd.[1]	700	20,034
Endurance Specialty Holdings Ltd.[1]	400	18,428
Total Bermuda common stocks		38,462
Brazil: 0.19%
Banco Bradesco SA ADR[1]	1,110	22,522
Cia Energetica de Minas Gerais ADR[1]	1,600	26,544
Total Brazil common stocks		49,066
Canada: 2.70%
Agrium, Inc.	300	27,607
Brookfield Properties Corp.	2,000	35,321
Canadian Tire Corp. Ltd., Class A	300	20,574
Centerra Gold, Inc.	1,100	21,949
CGI Group, Inc., Class A*	1,700	29,408
CI Financial Corp.*	1,000	22,629
Domtar Corp.[1]	300	22,776
Eldorado Gold Corp.	1,100	20,467
Empire Co., Ltd., Class A	400	22,456
Genworth MI Canada, Inc.	1,000	27,748
Goldcorp, Inc.	400	18,457
Gran Tierra Energy, Inc.*	2,700	21,968
Groupe Aeroplan, Inc.	1,600	21,997
Industrial Alliance Insurance & Financial Services, Inc.	700	25,915

	Shares	Value
Lululemon Athletica, Inc.*[1]	300	$20,526
Manulife Financial Corp.	2,100	36,221
Open Text Corp.*	500	22,996
Petrominerales Ltd.	1,300	43,355
Potash Corp of Saskatchewan, Inc.	160	24,854
Precision Drilling Corp.*	2,900	28,000
Research In Motion Ltd.*	300	17,521
Saputo, Inc.	700	27,865
Teck Resources Ltd., Class B	1,000	62,144
TMX Group, Inc.[1]	700	26,020
Valeant Pharmaceuticals International, Inc.[1]	712	20,142
Yamana Gold, Inc.	2,000	25,686
Total Canada common stocks		694,602
Cayman Islands: 0.16%
Fufeng Group Ltd.	24,000	21,027
Kingboard Laminates Holdings Ltd.	20,500	20,836
Total Cayman Islands common stocks		41,863
China: 3.25%
Agile Property Holdings Ltd.	14,000	20,605
Cathay Pacific Airways Ltd.	12,000	33,115
Cheung Kong Infrastructure Holdings Ltd.	11,000	50,381
China Everbright Ltd.	10,000	22,592
China Merchants Bank Co., Ltd., H Shares	7,500	18,931
China Oilfield Services Ltd., H Shares	14,000	30,331
China Petroleum & Chemical Corp. ADR[1]	200	19,138
China Resources Cement Holdings Ltd.*	32,000	24,290
China Unicom Hong Kong Ltd.	18,000	25,751
China Wireless Technologies Ltd.	28,000	17,471
China Yurun Food Group Ltd.	7,000	23,010
CNOOC Ltd.	10,000	23,724
CNOOC Ltd. ADR[1]	100	23,837
CSR Corp. Ltd., H Shares	17,000	22,352
Fantasia Holdings Group Co., Ltd.	143,000	24,469
Hong Kong Exchanges & Clearing Ltd.	1,000	22,682
Hongkong Electric Holdings Ltd.	4,000	25,216
Jiangsu Expressway Co., Ltd., H Shares	22,000	25,190
Link	13,000	40,391
Longfor Properties Co., Ltd.	21,000	29,233
Noble Group Ltd.	13,000	21,982
NWS Holdings Ltd.	21,000	31,880
PICC Property & Casualty Co., Ltd., H Shares*	14,000	20,281
SA SA International Holdings Ltd.	26,000	16,223
Shangri-La Asia Ltd.	10,000	27,146
Sino-Forest Corp.*	1,000	23,424

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
China—(Concluded)
Sinopec Yizheng Chemical Fibre Co., Ltd., H Shares*	40,000	$20,379
Sun Hung Kai Properties Ltd.	1,000	16,609
Swire Pacific Ltd., Class A	1,000	16,442
Tencent Holdings Ltd.	1,200	26,076
United Laboratories International Holdings Ltd.	10,000	20,533
Weichai Power Co., Ltd., H Shares	2,000	12,312
Wheelock & Co., Ltd..	4,000	16,185
Wynn Macau Ltd.	9,600	21,490
Zhaojin Mining Industry Co., Ltd.	6,000	24,547
Total China common stocks		838,218
Denmark: 0.97%
A.P. Moeller - Maersk A/S, Class B	2	18,110
Carlsberg A/S, Class B	151	15,119
Coloplast A/S, Class B	297	40,359
FLSmidth & Co. A/S	248	23,653
H Lundbeck A/S	1,262	23,982
Jyske Bank A/S*	1,328	61,662
Novo Nordisk A/S, Class B	405	45,669
Topdanmark A/S*	169	22,344
Total Denmark common stocks		250,898
Finland: 0.35%
Metso Oyj	402	22,454
Orion Oyj, Class B	980	21,438
UPM-Kymmene Oyj	1,278	22,577
Wartsila Oyj	320	24,417
Total Finland common stocks		90,886
France: 1.69%
BNP Paribas	290	18,450
Bureau Veritas SA	277	20,995
Casino Guichard Perrachon SA	217	21,154
CNP Assurances	1,158	20,898
Eurazeo	296	21,949
France Telecom SA	1,108	23,090
Hermes International NPV	574	120,233
Metropole Television SA	807	19,519
Publicis Groupe SA	520	27,100
Schneider Electric SA	656	98,181
Societe Generale	383	20,585
Valeo SA*	413	23,436
Total France common stocks		435,590
Germany: 2.98%
Adidas AG	396	25,871
Allianz SE1	211	25,075
Axel Springer AG NPV	138	22,498

	Shares	Value
Bayerische Motoren Werke AG	300	$23,592
Celesio AG	301	7,481
Deutsche Lufthansa AG*	963	21,047
Deutsche Post AG	3,195	54,222
Deutsche Telekom AG	1,563	20,166
Hannover Rueckversicherung AG	393	21,078
HeidelbergCement AG	427	26,761
Henkel AG & Co KGaA	2,282	117,754
Kloeckner & Co. SE*	5,367	150,646
Lanxess AG	301	23,772
Linde AG	155	23,519
Muenchener Rueckversicherungs-Gesellschaft AG	178	26,985
SAP AG	228	11,608
Symrise AG	1,011	27,729
ThyssenKrupp AG	508	21,034
Vossloh AG NPV	909	116,004
Total Germany common stocks		766,842
India: 0.07%
Tata Motors Ltd. ADR[1]	600	17,604
Ireland: 0.74%
Covidien PLC[1]	2,200	100,452
Icon PLC ADR*[1]	1,000	21,900
Seagate Technology PLC*[1]	4,600	69,138
Total Ireland common stocks		191,490
Isle of Man: 0.23%
Playtech Ltd.	9,114	60,249
Israel: 0.20%
Check Point Software Technologies Ltd.*[1]	1,100	50,886
Italy: 0.44%
Enel SpA	5,746	28,717
Finmeccanica SpA	2,046	23,253
Intesa Sanpaolo SpA	8,208	22,266
Parmalat SpA	7,918	21,691
Tod's SpA	179	17,677
Total Italy common stocks		113,604
Japan: 8.18%
77 Bank Ltd.	4,000	21,234
Aeon Co. Ltd.	2,300	28,782
Aeon Credit Service Co., Ltd.	1,600	22,624
Aisin Seiki Co., Ltd.	700	24,770
Ajinomoto Co., Inc.	2,000	20,840
Alps Electric Co., Ltd.	1,900	22,045
Aozora Bank Ltd.	11,000	22,761
Asahi Glass Co., Ltd.	2,000	23,377

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Asahi Kasei Corp.	3,000	$19,584
Canon, Inc.	400	20,742
Central Japan Railway Co.	3	25,126
Chubu Electric Power Co., Inc.	700	17,209
Cosmo Oil Co. Ltd.	10,000	32,763
Dai Nippon Printing Co., Ltd.	1,000	13,622
Daicel Chemical Industries Ltd.	3,000	21,912
Daihatsu Motor Co., Ltd.	2,000	30,693
Dainippon Sumitomo Pharma Co., Ltd.	2,000	18,180
Daito Trust Construction Co., Ltd.	300	20,544
Daiwa Securities Group, Inc.	4,000	20,594
Dentsu, Inc.	800	24,841
DIC Corp.	11,000	24,658
Fuji Electric Holdings Co., Ltd.	7,000	21,813
Fuji Heavy Industries Ltd.	3,000	23,279
Fukuyama Transporting Co., Ltd.	4,000	21,283
Funai Consulting Co., Ltd.	4,800	30,565
Hitachi Ltd.	5,000	26,666
Honda Motor Co., Ltd.	600	23,759
Idemitsu Kosan Co., Ltd.	300	31,851
Isuzu Motors Ltd.	5,000	22,725
ITOCHU Corp.	3,000	30,373
Kamigumi Co., Ltd.	3,000	25,200
Kao Corp.	800	21,559
Kawasaki Heavy Industries Ltd.	7,000	23,537
KDDI Corp.	3	17,330
Kinden Corp.	3,000	27,713
Komatsu Ltd.	1,000	30,262
Kuraray Co., Ltd.	1,500	21,505
Kyocera Corp.	200	20,421
Makino Milling Machine Co., Ltd.*	3,000	24,720
Marubeni Corp.	4,000	28,132
Maruichi Steel Tube Ltd.	1,000	21,247
MEIJI Holdings Co., Ltd.	500	22,601
Minebea Co., Ltd.	4,000	25,225
Mitsubishi Electric Corp.	3,000	31,482
Mitsubishi Materials Corp.*	7,000	22,330
Mitsubishi UFJ Financial Group, Inc.	4,400	23,791
Mitsubishi UFJ Lease & Finance Co., Ltd.	570	22,606
Mitsui & Co., Ltd.	1,200	19,820
Mitsui Chemicals, Inc.	7,000	25,089
Mitsui Mining & Smelting Co., Ltd.	7,000	23,106
Murata Manufacturing Co., Ltd.	400	28,033
NHK Spring Co., Ltd.	2,000	21,751
Nidec Corp.	200	20,224
Nippon Building Fund, Inc.	3	30,780
Nippon Meat Packers, Inc.	2,000	26,136
Nippon Shokubai Co., Ltd.	2,000	20,692
Nippon Telegraph & Telephone Corp.	1,300	58,844
Nippon Yusen KK	4,000	17,736
Nishi-Nippon City Bank Ltd.	9,000	27,380

	Shares	Value
Nissan Chemical Industries Ltd.	2,000	$25,939
Nissan Motor Co., Ltd.	2,400	22,850
Nisshin Steel Co., Ltd.	10,000	22,293
Nitto Denko Corp.	600	28,267
NOK Corp.	1,100	22,924
NSK Ltd.	3,000	27,122
NTN Corp.	4,000	21,234
NTT Data Corp.	6	20,774
Ohashi Technica, Inc.*	700	5,130
Oriental Land Co., Ltd.	200	18,524
Osaka Gas Co., Ltd.	6,000	23,279
S.T. Corporation NPV*	2,900	33,468
Sapporo Hokuyo Holdings, Inc.	4,200	19,658
Sega Sammy Holdings, Inc.	2,300	43,768
Seino Holdings Corp.	3,000	20,618
SMC Corp.	100	17,133
Softbank Corp.	600	20,774
Sony Corp.	600	21,631
Sumitomo Corp.	1,700	24,058
Sumitomo Electric Industries Ltd.	1,700	23,619
Sumitomo Heavy Industries Ltd.	3,000	19,288
Sumitomo Mitsui Financial Group, Inc.	600	21,372
Sumitomo Trust & Banking Co., Ltd.	4,000	25,225
Taisei Corp.	10,000	23,402
TDK Corp.	300	20,877
Tosoh Corp.	7,000	22,761
Ube Industries Ltd.	8,000	24,042
Yamada Denki Co., Ltd.	400	27,294
Yamaguchi Financial Group, Inc.	2,000	20,249
Total Japan common stocks		2,106,040
Luxembourg: 0.18%
ArcelorMittal	658	24,954
Tenaris SA	903	22,143
Total Luxembourg common stocks		47,097
Mexico: 0.21%
Fomento Economico Mexicano SAB de CV ADR[1]	300	16,776
Fresnillo PLC	1,466	38,124
Total Mexico common stocks		54,900
Netherlands: 2.11%
Aegon NV*	3,470	21,219
ASML Holding NV	665	25,682
Core Laboratories NV1	200	17,810
Heineken NV	1,270	62,266
LyondellBasell Industries NV, Class A*[1]	700	24,080
Randstad Holding NV*	421	22,222
Reed Elsevier NV	6,907	85,440
Royal Dutch Shell PLC, Class B	645	21,269
TNT NV	4,530	119,556

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
Netherlands—(Concluded)
Unilever NV CVA	4,593	$143,007
Total Netherlands common stocks		542,551
Norway: 0.36%
Cermaq ASA*	1,495	23,059
DnB NOR ASA	1,273	17,868
Petroleum Geo-Services ASA*	1,624	25,285
Yara International ASA	450	26,028
Total Norway common stocks		92,240
Russia: 0.23%
Gazprom OAO ADR	836	21,109
United Co. RUSAL PLC*	24,000	36,805
Total Russia common stocks		57,914
Singapore: 0.52%
Avago Technologies Ltd.[1]	800	22,776
Golden Agri-Resources Ltd.	39,000	24,311
SembCorp Marine Ltd.	8,000	33,475
UOL Group Ltd.	7,000	25,909
Yangzijiang Shipbuilding Holdings Ltd.	19,000	28,278
Total Singapore common stocks		134,749
Spain: 0.48%
Abertis Infraestructuras SA	1,132	20,353
Criteria Caixacorp SA	3,128	16,645
Fomento de Construcciones y Contratas SA	711	18,679
Mapfre SA	6,570	18,244
Red Electrica Corp. SA	400	18,815
Repsol YPF SA	1,080	30,091
Total Spain common stocks		122,827
Sweden: 1.96%
Alfa Laval AB	1,280	26,968
Assa Abloy AB, Class B	3,515	99,038
Atlas Copco AB, Class B	1,952	44,144
Autoliv, Inc.	300	23,682
Boliden AB	1,301	26,443
Electrolux AB	778	22,094
Investor AB, Class B	1,052	22,508
Kinnevik Investment AB, Class B	1,023	20,838
Millicom International Cellular SA SDR	274	26,318
Ratos AB, Class B	604	22,361
Scania AB, Class B	1,119	25,739
Securitas AB, Class B	1,888	22,078
Skandinaviska Enskilda Banken AB, Class A	2,746	22,905
SKF AB, Class B	809	23,047
Svenska Cellulosa AB, Class B	1,375	21,712

	Shares	Value
Tele2 AB, Class B	1,032	$21,420
Volvo AB, Class B*	1,852	32,631
Total Sweden common stocks		503,926
Switzerland: 1.37%
Cie Financiere Richemont SA, Class A	379	22,294
Ferrexpo PLC	4,228	27,416
GAM Holding AG*	1,005	16,607
Givaudan SA	58	62,590
Nestle SA	2,532	148,264
STMicroelectronics NV	3,113	32,193
Sulzer AG	147	22,404
Transocean Ltd.*[1]	300	20,853
Total Switzerland common stocks		352,621
United Kingdom: 5.81%
3i Group PLC	4,178	21,398
Acergy SA ADR[1]	900	21,906
AstraZeneca PLC	518	23,599
Balfour Beatty PLC	5,555	27,100
BG Group PLC	1,033	20,873
British Airways PLC*	5,003	21,256
British Land Co., PLC	32	262
Ensco International PLC ADR[1]	700	37,366
Firstgroup PLC	4,573	28,398
Halma PLC	21,551	120,625
Home Retail Group PLC	22,471	66,040
ICAP PLC	2,749	22,930
Intercontinental Hotels Group PLC	1,062	20,581
International Power PLC	7,153	48,802
Jardine Lloyd Thompson Group PLC	12,769	125,222
Kazakhmys	867	21,817
Kingfisher PLC	4,951	20,332
Legal & General Group	14,191	21,406
Marks & Spencer Group PLC	4,517	25,987
Pearson PLC	1,678	26,371
Premier Oil PLC*	806	24,504
Reckitt Benckiser Group PLC	782	42,977
Rio Tinto PLC	345	24,133
Rolls-Royce Group PLC*	2,147	20,854
Sage Group PLC	27,517	117,293
Scottish & Southern Energy PLC	1,176	22,460
Soco International PLC*	6,600	38,032
Stagecoach Group PLC	32,885	108,797
Tesco PLC	13,528	89,639
TUI Travel PLC	12,428	47,705
Vodafone Group PLC	40,803	105,475
Weir Group PLC	813	22,562
William Hill PLC	23,562	62,708
Willis Group Holdings PLC[1]	600	20,778
WPP PLC	2,239	27,560
Total United Kingdom common stocks		1,497,748

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
United States: 46.80%
ACE Ltd.[1]	400	$24,900
Activision Blizzard, Inc.[1]	1,800	22,392
Adobe Systems, Inc.*	3,000	92,340
Advance Auto Parts, Inc.[1]	400	26,460
Aegerion Pharmaceuticals, Inc.*	2,400	34,008
Aflac, Inc.[1]	1,200	67,716
Agilent Technologies, Inc.*[1]	500	20,715
Alexandria Real Estate Equities, Inc.[1]	300	21,978
Alexion Pharmaceuticals, Inc.*[1]	1,400	112,770
Allergan, Inc.[1]	2,000	137,340
Amazon.com, Inc.*[1]	300	54,000
Ameren Corp.[1]	900	25,371
American Capital Ltd.*[1]	2,900	21,924
American Electric Power Co., Inc.[1]	3,900	140,322
American International Group, Inc.*[1]	400	23,048
American Water Works Co., Inc.	800	20,232
Ameriprise Financial, Inc.[1]	400	23,020
Amgen, Inc.*[1]	400	21,960
Amylin Pharmaceuticals, Inc.*	2,600	38,246
Amyris, Inc.*	1,300	34,684
Anacor Pharmaceuticals, Inc.*	5,700	30,609
Annaly Capital Management, Inc.[1]	1,000	17,920
AnnTaylor Stores Corp.*[1]	1,000	27,390
Apache Corp.[1]	200	23,846
Apartment Investment & Management Co., Class A1	900	23,256
Apollo Group, Inc., Class A*[1]	1,000	39,490
Apple, Inc.*[1]	720	232,243
Arch Coal, Inc.[1]	2,200	77,132
Assured Guaranty Ltd.[1]	1,200	21,240
Autodesk, Inc.*[1]	3,800	145,160
Avon Products, Inc.	5,300	154,018
Baker Hughes, Inc.[1]	1,400	80,038
Bank of New York Mellon Corp.[1]	1,400	42,280
Baxter International, Inc.[1]	700	35,434
Becton Dickinson & Co.[1]	700	59,164
Berry Petroleum Co., Class A1	600	26,220
Bill Barrett Corp.*[1]	700	28,791
Biogen Idec, Inc.*[1]	300	20,115
Body Central Corp.*	2,000	28,540
Boeing Co.[1]	300	19,578
Boise, Inc.[1]	5,700	45,201
Boston Scientific Corp.*	2,500	18,925
Bravo Brio Restaurant Group, Inc.*	1,500	28,755
Broadcom Corp., Class A1	3,600	156,780
Bruker Corp.*[1]	1,500	24,900
C.H. Robinson Worldwide, Inc.	300	24,057
C.R. Bard, Inc.[1]	200	18,354
Cablevision Systems Corp., Class A1	600	20,304
Calpine Corp.*	2,000	26,680

	Shares	Value
Campus Crest Communities, Inc.	2,200	$30,844
Cardinal Health, Inc.	700	26,817
CareFusion Corp.*[1]	500	12,850
Carnival Corp.[1]	1,300	59,943
Caterpillar, Inc.	200	18,732
CBL & Associates Properties, Inc.[1]	1,600	28,000
CBS Corp., Class B1	2,200	41,910
Celanese Corp., Series A	2,500	102,925
Celgene Corp.*	400	23,656
Cephalon, Inc.*	400	24,688
CF Industries Holdings, Inc.[1]	200	27,030
Cie Generale de Geophysique-Veritas ADR*[1]	900	27,531
Cimarex Energy Co.[1]	500	44,265
Cisco Systems, Inc.*[1]	3,400	68,782
Citigroup, Inc.*[1]	4,900	23,177
Citrix Systems, Inc.*[1]	400	27,364
City National Corp.[1]	400	24,544
Cliffs Natural Resources, Inc.[1]	300	23,403
CMS Energy Corp[1]	1,200	22,320
Coach, Inc.[1]	1,000	55,310
Coca-Cola Co.[1]	300	19,731
Coca-Cola Enterprises, Inc.[1]	894	22,377
Comcast Corp., Class A	2,500	54,925
Complete Genomics, Inc.*	4,200	31,374
Complete Production Services, Inc.*[1]	800	23,640
Computer Sciences Corp.[1]	600	29,760
Concho Resources, Inc.*[1]	300	26,301
ConocoPhillips	400	27,240
Cooper Tire & Rubber Co.[1]	1,000	23,580
Coresite Realty Corp.	2,200	30,008
Corn Products International, Inc.[1]	500	23,000
Corning, Inc.	1,200	23,184
Crown Castle International Corp.*	1,000	43,830
Crown Holdings, Inc.*[1]	700	23,366
CSX Corp.	300	19,383
Cubist Pharmaceuticals, Inc.*[1]	1,000	21,400
Cummins, Inc.[1]	200	22,002
Cypress Semiconductor Corp.*[1]	1,300	24,154
Cytec Industries, Inc.[1]	400	21,224
Danaher Corp.	3,500	165,095
Darden Restaurants, Inc.[1]	500	23,220
Deckers Outdoor Corp.*[1]	300	23,922
Deere & Co.	300	24,915
Dillard's, Inc., Class A1	600	22,764
Dolby Laboratories, Inc., Class A*[1]	1,000	66,700
Dover Corp.	2,100	122,745
Dresser-Rand Group, Inc.*[1]	600	25,554
DTE Energy Co.[1]	400	18,128
Eastman Chemical Co.[1]	200	16,816
Eastman Kodak Co.*	3,900	20,904
eBay, Inc.*[1]	900	25,047

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
United States—(Continued)
Edison International[1]	3,200	$123,520
Edwards Lifesciences Corp.*[1]	300	24,252
El Paso Corp.[1]	1,700	23,392
Endo Pharmaceuticals Holdings, Inc.*[1]	500	17,855
Energen Corp.[1]	500	24,130
Energy XXI Bermuda Ltd.*[1]	800	22,136
Entergy Corp.[1]	300	21,249
EOG Resources, Inc.	530	48,447
Equity Residential[1]	500	25,975
Estee Lauder Cos., Inc., Class A1	300	24,210
ExamWorks Group, Inc.*	1,500	27,720
Exelon Corp.[1]	2,800	116,592
Expeditors International Washington, Inc.	500	27,300
F5 Networks, Inc.*[1]	300	39,048
FedEx Corp.	2,300	213,923
Fidelity National Information Services, Inc.[1]	2,900	79,431
Fifth Third Bancorp[1]	1,200	17,616
FirstEnergy Corp.[1]	3,200	118,464
Flextronics International Ltd.*	3,500	27,475
FMC Corp.[1]	200	15,978
Ford Motor Co.*	1,500	25,185
Forest Laboratories, Inc.*	700	22,386
Forest Oil Corp.*[1]	600	22,782
Fortinet, Inc.*[1]	700	22,645
Fortune Brands, Inc.	2,500	150,625
Freeport-McMoRan Copper & Gold, Inc.	200	24,018
Fresh Market, Inc.*	700	28,840
GameStop Corp., Class A*[1]	1,800	41,184
Gardner Denver, Inc.[1]	300	20,646
General Dynamics Corp.[1]	2,100	149,016
General Electric Co.[1]	1,200	21,948
Genzyme Corp.*[1]	500	35,600
Gilead Sciences, Inc.*[1]	300	10,872
Goldman Sachs Group, Inc.[1]	360	60,538
Goodrich Corp.	200	17,614
Google, Inc., Class A*[1]	50	29,699
Halliburton Co.[1]	600	24,498
Hartford Financial Services Group, Inc.[1]	700	18,543
Health Management Associates, Inc., Class A*[1]	3,100	29,574
Hershey Co.	400	18,860
Hess Corp.[1]	700	53,578
Hewlett-Packard Co.	1,500	63,150
Hologic, Inc.*[1]	1,100	20,702
Home Depot, Inc.[1]	3,400	119,204
Hormell Foods Corp.	400	20,504
Humana, Inc.*	400	21,896
Huntington Bancshares, Inc.	3,600	24,732
Hyatt Hotels Corp., Class A*[1]	500	22,880

	Shares	Value
Illinois Tool Works, Inc.	4,200	$224,280
Illumina, Inc.*[1]	300	19,002
Inphi Corp.*	1,600	32,144
Integrys Energy Group, Inc.	300	14,553
International Business Machines Corp.	540	79,250
International Game Technology	700	12,383
Interpublic Group of Cos., Inc.*[1]	9,500	100,890
Intersil Corp., Class A1	6,700	102,309
Intuit, Inc.*	400	19,720
JB Hunt Transport Services, Inc.[1]	1,100	44,891
JM Smucker Co.[1]	300	19,695
Johnson & Johnson[1]	700	43,295
Johnson Controls, Inc.[1]	2,300	87,860
JPMorgan Chase & Co.[1]	500	21,210
Kellogg Co.	400	20,432
Kennametal, Inc.[1]	600	23,676
KeyCorp[1]	3,000	26,550
Keyw Holding Corp.*	2,100	30,807
Kinetic Concepts, Inc.*[1]	600	25,128
Kraft Foods, Inc., Class A	1,700	53,567
Kroger Co.[1]	4,700	105,092
Lam Research Corp.*[1]	500	25,890
Las Vegas Sands Corp.*[1]	2,400	110,280
Legg Mason, Inc.[1]	600	21,762
Liberty Global, Inc., Class A*[1]	700	24,766
Liberty Media Corp.*[1]	1,400	22,078
Life Technologies Corp.*[1]	500	27,750
Lowe's Cos., Inc.[1]	2,600	65,208
LSI Corp.*[1]	3,900	23,361
Lubrizol Corp.[1]	200	21,376
Macy's, Inc.[1]	1,000	25,300
Marvell Technology Group Ltd.*[1]	4,600	85,330
Mattel, Inc.[1]	900	22,887
McGraw-Hill Cos., Inc.[1]	600	21,846
McKesson Corp.[1]	1,000	70,380
MDU Resources Group, Inc.	3,800	77,026
Mead Johnson Nutrition Co.[1]	400	24,900
Medco Health Solutions, Inc., Class A*[1]	800	49,016
Medtronic, Inc.[1]	900	33,381
Merck & Co., Inc.[1]	1,300	46,852
Microsoft Corp.[1]	4,000	111,680
Molson Coors Brewing Co., Class B1	900	45,171
Murphy Oil Corp.[1]	300	22,365
Nalco Holding Co.[1]	700	22,358
National Oilwell Varco, Inc.[1]	300	20,175
National Semiconductor Corp.[1]	3,600	49,536
Netflix, Inc.*	100	17,570
Netspend Holdings, Inc.*	2,000	25,640
Newfield Exploration Co.*[1]	300	21,633
Newmont Mining Corp.[1]	300	18,429
News Corp., Class B1	1,400	22,988
NII Holdings, Inc.*[1]	500	22,330
Noble Corp.[1]	700	25,039

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Norfolk Southern Corp.[1]	600	$37,692
Northrop Grumman Corp.[1]	2,100	136,038
Oceaneering International, Inc.*[1]	300	22,089
Oil States International, Inc.*[1]	400	25,636
Omnicom Group, Inc.[1]	800	36,640
Oracle Corp.[1]	800	25,040
PACCAR, Inc.	1,400	80,388
Pacific Biosciences of California, Inc.*	2,000	31,820
Pall Corp.[1]	1,200	59,496
Panera Bread Co., Class A*[1]	200	20,242
Parker Hannifin Corp.	300	25,890
Peabody Energy Corp.[1]	1,200	76,776
PepsiCo, Inc.	1,450	94,728
PetroChina Co. Ltd. ADR[1]	200	26,298
Pfizer, Inc.	2,500	43,775
Philip Morris International, Inc.[1]	1,400	81,942
PMC - Sierra, Inc.*[1]	2,600	22,334
PNC Financial Services Group, Inc.	300	18,216
Polaris Industries, Inc.[1]	300	23,406
Primo Water Corp.*	2,300	32,683
Procter & Gamble Co.[1]	800	51,464
Protective Life Corp.[1]	800	21,312
Prudential Financial, Inc.[1]	400	23,484
Public Storage[1]	200	20,284
QUALCOMM, Inc.[1]	1,000	49,490
Rayonier, Inc.[1]	700	36,764
ResMed, Inc.*[1]	700	24,248
Riverbed Technology, Inc.*[1]	800	28,136
Rockwell Automation, Inc.	400	28,684
Rockwood Holdings, Inc.*[1]	600	23,472
Ross Stores, Inc.[1]	300	18,975
RR Donnelley & Sons Co.[1]	1,200	20,964
Ryder System, Inc.[1]	2,300	121,072
SanDisk Corp.*[1]	600	29,916
SeaCube Container Leasing Ltd.	2,100	29,526
Sempra Energy	1,600	83,968
Signature Bank*[1]	400	20,000
Silgan Holdings, Inc.[1]	700	25,067
SL Green Realty Corp.[1]	300	20,253
SM Energy Co.[1]	400	23,572
Smithfield Foods, Inc.*	1,000	20,630
Southwest Airlines Co.[1]	8,000	103,840
Southwest Gas Corp.[1]	800	29,336
Starbucks Corp.[1]	900	28,917
Stone Energy Corp.*[1]	1,000	22,290
Sunoco, Inc.[1]	1,100	44,341
Symantec Corp.*[1]	2,100	35,154
Teleflex, Inc.[1]	300	16,143
Teradyne, Inc.*[1]	1,800	25,272
Texas Instruments, Inc.[1]	1,600	52,000
Textron, Inc.[1]	1,000	23,640

	Shares	Value
TIBCO Software, Inc.*[1]	2,600	$51,246
Tiffany & Co.[1]	400	24,908
Time Warner, Inc.[1]	1,000	32,170
Timken Co.[1]	600	28,638
TJX Cos., Inc.	400	17,756
Tower International, Inc.*	1,700	30,073
Travelers Cos., Inc.	400	22,284
TRW Automotive Holdings Corp.*[1]	400	21,080
Tupperware Brands Corp.[1]	500	23,835
Tyco Electronics Ltd.[1]	700	24,780
Tyson Foods, Inc., Class A	1,600	27,552
UGI Corp.[1]	700	22,106
Ultra Petroleum Corp.*[1]	4,500	214,965
Union Pacific Corp.[1]	500	46,330
United Continental Holdings, Inc.*[1]	829	19,747
United Parcel Service, Inc., Class B1	300	21,774
United States Steel Corp.	500	29,210
United Therapeutics Corp.*[1]	400	25,288
UnitedHealth Group, Inc.[1]	1,400	50,554
Universal Health Services, Inc., Class B1	500	21,710
US Bancorp	600	16,182
Valero Energy Corp.[1]	1,200	27,744
Varian Medical Systems, Inc.*[1]	300	20,784
Veeco Instruments, Inc.*[1]	500	21,480
Vera Bradley, Inc.*	700	23,100
Viacom, Inc., Class B1	1,600	63,376
W&T Offshore, Inc.[1]	1,300	23,231
Walgreen Co.[1]	600	23,376
Walter Energy, Inc.[1]	300	38,352
WellPoint, Inc.*[1]	300	17,058
Wells Fargo & Co.[1]	2,000	61,980
Werner Enterprises, Inc.[1]	1,000	22,600
Westlake Chemical Corp.[1]	600	26,082
Weyerhaeuser Co.[1]	1,200	22,716
Whirlpool Corp.[1]	300	26,649
Whiting Petroleum Corp.*[1]	200	23,438
Williams-Sonoma, Inc.[1]	800	28,552
Wynn Resorts Ltd.[1]	300	31,152
Zogenix, Inc.*	4,900	27,783
Total United States common stocks		12,056,679
Total common stocks (cost $18,938,642)		21,610,335
Preferred stocks: 0.55%
Germany: 0.47%
Fresenius SE, Preference shares	587	50,257
Henkel AG & Co KGaA, Preference shares	336	20,894
ProSiebenSat.1 Media AG, Preference shares	710	21,348
Volkswagen AG, Preference Shares	173	28,065
Total Germany preferred stocks		120,564

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Preferred stocks—(Concluded)
Italy: 0.08%
Telecom Italia SpA	19,723	$21,401
Total preferred stocks (cost $127,920)		141,965
Investment companies: 0.73%
SPDR S&P 500 ETF Trust	1,300	163,514
SPDR S&P MidCap 400 ETF Trust	150	24,702
Total investment companies (cost $188,268)		188,216
Short-term investment: 34.10%
Investment company: 34.10%
UBS Cash Management Prime Relationship Fund[2] (cost $8,784,814)	8,784,814	8,784,814
Total investments before investments sold short: 119.27% (cost $28,039,644)		30,725,330
Investments sold short: (82.76)%
Common stocks: (82.76)%
Austria: (0.09)%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A	(656)	(24,440)
Belgium: (0.38)%
Belgacom SA	(569)	(19,104)
Cie Nationale a Portefeuille	(408)	(19,955)
Colruyt SA	(738)	(37,524)
Solvay SA	(205)	(21,847)
Total Belgium common stocks		(98,430)
Bermuda: (0.67)%
Central European Media Enterprises Ltd., Class A	(1,200)	(24,420)
Everest Re Group Ltd.	(300)	(25,446)
Frontline Ltd.	(830)	(21,408)
Genpact Ltd.	(1,800)	(27,360)
Li & Fung Ltd.	(4,000)	(23,209)
Orient-Express Hotels Ltd., Class A	(1,900)	(24,681)
White Mountains Insurance Group Ltd.	(75)	(25,170)
Total Bermuda common stocks		(171,694)
Brazil: (0.12)%
Petroleo Brasileiro SA ADR	(800)	(30,272)
Canada: (3.18)%
Barrick Gold Corp.	(400)	(21,370)
Bombardier, Inc., Class B	(4,600)	(23,178)
Canadian Imperial Bank of Commerce	(300)	(23,634)

	Shares	Value
Canadian Pacific Railway Ltd.	(300)	$(19,497)
Cenovus Energy, Inc.	(900)	(30,124)
Crescent Point Energy Corp.	(500)	(22,222)
Crew Energy, Inc.	(1,100)	(21,130)
Enbridge, Inc.	(400)	(22,637)
EnCana Corp.	(800)	(23,405)
Ensign Energy Services, Inc.	(1,800)	(27,209)
Gildan Activewear, Inc.	(700)	(19,959)
Great-West Lifeco, Inc.	(800)	(21,241)
Husky Energy, Inc.	(800)	(21,362)
IAMGOLD Corp.	(1,500)	(26,778)
Imperial Oil Ltd.	(1,100)	(44,894)
Intact Financial Corp.	(400)	(20,461)
InterOil Corp.	(300)	(21,621)
Ivanhoe Mines Ltd.	(900)	(20,819)
Magna International, Inc.	(400)	(20,883)
Manitoba Telecom Services, Inc.	(900)	(25,797)
Niko Resources Ltd.	(300)	(31,131)
Onex Corp.	(700)	(21,282)
Osisko Mining Corp.	(1,400)	(20,444)
Power Financial Corp.	(700)	(21,634)
Progress Energy Resources Corp.	(2,100)	(26,823)
RioCan Real Estate Investment Trust	(1,000)	(22,126)
Ritchie Bros Auctioneers, Inc.	(1,300)	(29,967)
Sherritt International Corp.	(3,100)	(26,407)
Shoppers Drug Mart Corp.	(700)	(27,830)
Silver Wheaton Corp.	(600)	(23,522)
SNC-Lavalin Group, Inc.	(400)	(24,045)
TransAlta Corp.	(1,100)	(23,398)
TransCanada Corp.	(500)	(19,104)
Viterra, Inc.	(2,400)	(22,400)
Total Canada common stocks		(818,334)
China: (4.01)%
Alibaba.com Ltd.	(14,500)	(26,005)
Aluminum Corp of China Ltd., H Shares	(26,000)	(23,716)
Angang Steel Co., Ltd., H Shares	(16,000)	(24,496)
Anta Sports Products Ltd.	(13,000)	(20,639)
China Agri-Industries Holdings Ltd.	(15,000)	(17,021)
China Coal Energy Co., H Shares	(15,000)	(23,428)
China COSCO Holdings Co., Ltd., H Shares	(22,000)	(23,322)
China Dongxiang Group Co.	(56,000)	(24,207)
China Foods Ltd.	(36,000)	(22,972)
China High Speed Transmission Equipment Group Co., Ltd.	(12,000)	(18,588)
China Life Insurance Co., Ltd., H Shares	(5,000)	(20,424)
China Longyuan Power Group Corp., H Shares	(22,000)	(20,124)
China Molybdenum Co., Ltd., H Shares	(26,000)	(23,917)
China National Materials Co., Ltd.	(18,000)	(14,520)
China Resources Land Ltd.	(12,000)	(21,923)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
China—(Concluded)
China Resources Power Holdings Co., Ltd.	(12,000)	$(21,737)
China Shipping Development Co., Ltd., H Shares	(18,000)	(23,991)
Citic Resources Holdings Ltd.	(82,000)	(18,462)
Datang International Power Generation Co., Ltd., H Shares	(74,000)	(25,991)
Dongfeng Motor Group Co., Ltd., H Shares	(4,000)	(6,896)
Foxconn International Holdings Ltd.	(36,000)	(25,149)
Fushan International Energy Group Ltd.	(30,000)	(20,572)
Giant Interactive Group, Inc. ADR	(3,200)	(22,784)
GOME Electrical Appliances Holdings Ltd.	(47,000)	(16,931)
Guangzhou Automobile Group Co., Ltd., H Shares	(20,000)	(27,583)
Guangzhou R&F Properties Co., Ltd., H Shares	(15,200)	(21,745)
Hidili Industry International Development Ltd.	(24,000)	(20,286)
Hong Kong & China Gas Co., Ltd.	(19,000)	(44,782)
Industrial & Commercial Bank of China, H Shares	(31,000)	(23,092)
Jiangxi Copper Co. Ltd., H Shares	(7,000)	(23,010)
Melco Crown Entertainment Ltd. ADR	(4,100)	(26,076)
Mindray Medical International Ltd. ADR	(800)	(21,120)
Nine Dragons Paper Holdings Ltd.	(19,000)	(26,840)
Parkson Retail Group Ltd.	(15,500)	(23,890)
Ping An Insurance Group Co. of China Ltd., H Shares	(2,000)	(22,360)
Renhe Commercial Holdings Co., Ltd.	(114,000)	(19,946)
Ruinian International Ltd.	(34,000)	(23,577)
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	(8,000)	(22,694)
Sinofert Holdings Ltd.	(46,000)	(23,791)
Stella International Holdings Ltd.	(8,500)	(16,950)
Tsingtao Brewery Co., Ltd., H Shares	(4,000)	(20,945)
Wumart Stores, Inc., H Shares	(9,000)	(22,185)
Yingde Gases	(24,500)	(21,780)
Yue Yuen Industrial Holdings Ltd.	(6,500)	(23,373)
Zhuzhou CSR Times Electric Co. Ltd., H Shares	(7,000)	(27,513)
Zijin Mining Group Co. Ltd., H Shares	(22,000)	(20,407)
Total China common stocks		(1,031,760)
Denmark: (0.77)%
DSV A/S	(5,996)	(132,539)
Tryg A/S	(441)	(20,358)
Vestas Wind Systems A/S	(1,417)	(44,735)
Total Denmark common stocks		(197,632)

	Shares	Value
Finland: (1.75)%
Kesko Oyj, Class B	(2,002)	$(93,447)
Kone OYJ, Class B	(395)	(21,958)
Nokia Oyj	(2,127)	(21,999)
Outokumpu Oyj	(7,049)	(130,744)
Rautaruukki Oyj NPV	(1,463)	(34,232)
Sampo Oyj, Class A	(771)	(20,657)
Wartsila Oyj	(1,691)	(129,028)
Total Finland common stocks		(452,065)
France: (2.87)%
Alcatel-Lucent	(8,636)	(25,158)
BioMerieux	(222)	(21,899)
Carrefour SA	(636)	(26,219)
Cie de Saint-Gobain	(1,501)	(77,223)
Edenred	(998)	(23,625)
EDF SA	(3,741)	(153,447)
Eramet	(80)	(27,421)
Iliad SA	(196)	(21,320)
JCDecaux SA	(4,416)	(135,873)
Lafarge SA	(459)	(28,779)
Lagardere SCA	(515)	(21,217)
Pernod-Ricard SA	(1,181)	(111,040)
Peugeot SA	(574)	(21,792)
Thales SA	(542)	(18,965)
Vallourec SA	(253)	(26,573)
Total France common stocks		(740,551)
Germany: (1.91)%
BASF SE	(111)	(8,855)
Beiersdorf AG NPV	(388)	(21,530)
Commerzbank AG	(3,064)	(22,740)
Daimler AG	(319)	(21,625)
Fraport AG Frankfurt Airport Services Worldwide	(501)	(31,573)
GEA Group AG	(952)	(27,517)
Hamburger Hafen und Logistik AG	(507)	(23,408)
K&S AG NPV	(244)	(18,377)
Linde AG	(418)	(63,426)
MAN SE	(223)	(26,519)
Puma AG Rudolf Dassler Sport	(69)	(22,867)
SGL Carbon SE NPV	(660)	(23,826)
Suedzucker AG	(1,333)	(35,492)
Wacker Chemie AG	(826)	(144,154)
Total Germany common stocks		(491,909)
Ireland: (0.33)%
Elan Corp. PLC	(4,031)	(22,355)
Ingersoll-Rand PLC	(800)	(37,672)
Ryanair Holdings PLC	(5,102)	(25,703)
Total Ireland common stocks		(85,730)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Israel: (0.08)%
Teva Pharmaceutical Industries Ltd. ADR	(400)	$(20,852)
Italy: (1.01)%
Assicurazioni Generali SpA	(1,245)	(23,641)
Autogrill SpA	(1,668)	(23,560)
Banca Monte dei Paschi di Siena SpA	(18,789)	(21,367)
Banca Popolare di Milano Scarl	(5,999)	(21,003)
Banco Popolare SC	(3,941)	(17,853)
Bulgari SpA	(1,913)	(20,668)
Flat SpA	(985)	(20,310)
Luxottica Group SpA	(818)	(24,923)
Mediolanum SpA	(5,323)	(21,997)
Pirelli & Co SpA NPV	(634)	(5,126)
Saras Raffinerie Sarde SpA	(10,102)	(21,261)
Terna-Rete Elettrica Nazionale SpA	(4,348)	(18,360)
Unione di Banche Italiane SCPA	(2,366)	(20,709)
Total Italy common stocks		(260,778)
Japan: (7.90)%
Advantest Corp.	(1,100)	(24,889)
Air Water, Inc.	(1,000)	(12,773)
Alfresa Holdings Corp.	(500)	(22,201)
All Nippon Airways Co. Ltd.	(8,000)	(29,856)
Benesse Holdings, Inc.	(500)	(23,032)
Canon Marketing Japan, Inc.	(1,600)	(22,781)
Chugai Pharmaceutical Co., Ltd.	(1,200)	(22,022)
Chugoku Electric Power Co., Inc.	(1,200)	(24,387)
Dai-ichi Life Insurance Co., Ltd.	(18)	(29,243)
Dowa Holdings Co., Ltd.	(4,000)	(26,259)
Fast Retailing Co., Ltd.	(200)	(31,851)
Furukawa Electric Co., Ltd.	(5,000)	(22,478)
GS Yuasa Corp.	(4,000)	(27,688)
Hakuhodo DY Holdings, Inc.	(330)	(18,921)
Hitachi Chemical Co., Ltd.	(1,200)	(24,845)
Hokkaido Electric Power Co., Inc.	(1,200)	(24,535)
Inpex Corp.	(4)	(23,427)
Japan Prime Realty Investment Corp.	(9)	(27,713)
Juroku Bank Ltd.	(9,000)	(28,821)
Kajima Corp.	(9,000)	(23,944)
Kansai Paint Co., Ltd.	(2,000)	(19,362)
Kawasaki Kisen Kaisha Ltd.	(5,000)	(21,986)
Keihin Electric Express Railway Co., Ltd.	(3,000)	(26,493)
Keio Corp.	(3,000)	(20,471)
Keyence Corp.	(100)	(28,969)
Kikkoman Corp.	(2,000)	(22,417)
Kintetsu Corp.	(7,000)	(21,899)
Koito Manufacturing Co., Ltd.	(2,000)	(31,285)
Kurita Water Industries Ltd.	(800)	(25,205)
Lawson, Inc.	(500)	(24,726)

	Shares	Value
Matsui Securities Co., Ltd.	(2,800)	$(19,934)
MISUMI Group, Inc.	(900)	(22,425)
Mitsubishi Estate Co., Ltd.	(2,000)	(37,098)
Mitsubishi Heavy Industries Ltd.	(8,000)	(30,053)
Mitsubishi Motors Corp.	(19,000)	(27,614)
Mitsui Engineering & Shipbuilding Co., Ltd.	(8,000)	(21,185)
Mitsui Sumitomo Insurance Group Holdings, Inc.	(900)	(22,558)
Mizuho Trust & Banking Co., Ltd.	(23,000)	(23,796)
Mori Seiki Co., Ltd.	(1,900)	(22,536)
Namco Bandai Holdings, Inc.	(2,300)	(24,703)
NGK Insulators Ltd.	(2,000)	(32,640)
Nikon Corp.	(1,100)	(22,314)
Nintendo Co., Ltd.	(100)	(29,351)
Nippon Sheet Glass Co., Ltd.	(4,000)	(10,790)
Nippon Steel Corp.	(6,000)	(21,579)
Nissha Printing Co., Ltd.	(900)	(23,888)
Nomura Research Institute Ltd.	(900)	(20,042)
Obayashi Corp.	(6,000)	(27,639)
Olympus Corp.	(700)	(21,192)
Ono Pharmaceutical Co., Ltd.	(400)	(18,672)
Oracle Corp. Japan	(500)	(24,572)
OSAKA Titanium Technologies Co., Ltd.	(500)	(23,618)
Otsuka Corp.	(400)	(27,294)
Panasonic Corp.	(1,000)	(14,201)
Santen Pharmaceutical Co., Ltd.	(700)	(24,313)
Secom Co., Ltd.	(400)	(18,943)
Sekisui House Ltd.	(2,000)	(20,224)
Senshu Ikeda Holdings, Inc.	(16,700)	(23,860)
Shin-Etsu Chemical Co., Ltd.	(500)	(27,097)
Shinko Electric Industries Co., Ltd.	(1,800)	(20,175)
Shinsei Bank Ltd.	(23,000)	(30,028)
Showa Shell Sekiyu KK	(3,000)	(27,491)
Square Enix Holdings Co., Ltd.	(1,400)	(24,831)
Sumco Corp.	(1,800)	(25,718)
Sumitomo Chemical Co., Ltd.	(6,000)	(29,560)
Sumitomo Metal Industries Ltd.	(11,000)	(27,097)
Suruga Bank Ltd.	(2,000)	(18,623)
Suzuki Motor Corp.	(900)	(22,170)
Taiheiyo Cement Corp.	(17,000)	(21,776)
Taiyo Nippon Sanso Corp.	(3,000)	(26,493)
Tobu Railway Co., Ltd.	(4,000)	(22,466)
Tokio Marine Holdings, Inc.	(700)	(20,925)
Tokuyama Corp.	(5,000)	(25,865)
Tokyo Steel Manufacturing Co., Ltd.	(2,000)	(21,825)
TonenGeneral Sekiyu KK	(3,000)	(32,812)
Toray Industries, Inc.	(8,000)	(47,789)
Toshiba Corp.	(4,000)	(21,776)
Toyo Seikan Kaisha Ltd.	(1,300)	(24,738)
Toyoda Gosei Co., Ltd.	(900)	(21,139)
Toyota Industries Corp.	(800)	(24,841)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Japan—(Concluded)
Trend Micro, Inc.	(800)	$(26,417)
Yakult Honsha Co., Ltd.	(800)	(23,047)
Yaskawa Electric Corp.	(3,000)	(28,378)
Total Japan common stocks		(2,034,590)
Jersey (Channel Islands): (0.11)%
Heritage Oil PLC	(4,200)	(29,382)
Luxembourg: (0.22)%
AZ Electronic Materials SA	(6,416)	(31,010)
L'Occitane International SA	(9,750)	(26,969)
Total Luxembourg common stocks		(57,979)
Netherlands: (1.16)%
Akzo Nobel NV	(456)	(28,326)
Eurocommercial Properties NV	(845)	(38,894)
European Aeronautic Defence & Space Co. NV	(856)	(19,949)
ING Groep NV CVA	(2,518)	(24,496)
Koninklijke KPN NV	(1,320)	(19,262)
Koninklijke Vopak NV	(456)	(21,541)
QIAGEN NV	(1,193)	(23,323)
Reed Elsevier NV	(1,627)	(20,126)
SNS REAAL NV	(4,980)	(21,229)
TNT NV	(1,004)	(26,497)
Unilever NV CVA	(701)	(21,826)
VistaPrint NV	(700)	(32,200)
Total Netherlands common stocks		(297,669)
New Zealand: (0.10)%
Auckland International Airport Ltd.	(297)	(504)
Contact Energy Ltd.	(5,284)	(25,651)
Total New Zealand common stocks		(26,155)
Norway: (0.10)%
Renewable Energy Corp. ASA	(8,335)	(25,412)
Portugal: (0.29)%
Brisa Auto-Estradas de Portugal SA	(7,931)	(55,312)
Portugal Telecom, SGPS, SA	(1,625)	(18,197)
Total Portugal common stocks		(73,509)
Singapore: (1.13)%
Ascendas Real Estate Investment Trust	(18,000)	(29,033)
CapitaLand Ltd.	(9,000)	(26,018)
CapitaMall Trust	(16,000)	(24,311)
CapitaMalls Asia Ltd.	(15,000)	(22,675)
Global Logistic Properties Ltd.	(13,000)	(21,880)
Indofood Agri Resources Ltd.	(10,000)	(21,818)

	Shares	Value
Neptune Orient Lines Ltd.	(13,000)	$(22,083)
Olam International Ltd.	(9,000)	(22,020)
Singapore Exchange Ltd.	(4,000)	(26,244)
Singapore Telecommunications Ltd.	(11,000)	(26,143)
StarHub Ltd.	(11,000)	(22,543)
Wilmar International Ltd.	(6,000)	(26,322)
Total Singapore common stocks		(291,090)
Spain: (0.95)%
Acerinox SA	(1,824)	(31,991)
ACS Actividades de Construccion y Servicios SA	(405)	(18,983)
Banco de Valencia SA	(6,322)	(27,710)
Bankinter SA	(4,845)	(26,907)
EDP Renovaveis SA	(2,904)	(16,830)
Gestevision Telecinco SA	(2,882)	(31,696)
Grifols SA	(1,566)	(21,345)
Iberdrola Renovables SA	(5,965)	(21,171)
Telefonica SA	(970)	(21,990)
Zardoya Otis SA	(1,852)	(26,085)
Total Spain common stocks		(244,708)
Sweden: (2.64)%
Alfa Laval AB	(6,536)	(137,704)
Atlas Copco AB, Class A	(4,364)	(110,112)
CDON Group AB	(268)	(1,239)
Getinge AB, Class B	(990)	(20,740)
Hennes & Mauritz AB, Class B	(3,567)	(118,800)
Holmen AB, Class B	(848)	(27,915)
Modern Times Group AB, Class B	(268)	(17,732)
Sandvik AB	(1,283)	(25,009)
Skanska AB, Class B	(5,167)	(102,408)
SKF AB, Class B	(4,184)	(119,194)
Total Sweden common stocks		(680,853)
Switzerland: (2.07)%
ABB Ltd.	(4,474)	(99,672)
Adecco SA	(327)	(21,421)
Credit Suisse Group AG	(506)	(20,386)
Givaudan SA	(26)	(28,058)
Kuehne & Nagel International AG	(960)	(133,476)
Lindt & Spruengli AG	(1)	(32,192)
Lonza Group AG	(254)	(20,361)
Nobel Biocare Holding AG	(1,368)	(25,794)
Novartis AG	(480)	(28,210)
Roche Holding AG (Non-voting)	(181)	(26,521)
SGS SA	(15)	(25,171)
Sika AG	(10)	(21,936)
Sonova Holding AG	(157)	(20,267)
Weatherford International Ltd.	(1,300)	(29,640)
Total Switzerland common stocks		(533,105)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Taiwan: (0.09)%
Uni-President China Holdings Ltd.	(41,000)	$(21,943)
United Kingdom: (2.26)%
Autonomy Corp. PLC	(1,157)	(27,149)
BP PLC	(3,131)	(22,726)
British Land Co., PLC	(2,805)	(22,938)
Capital Shopping Centres Group PLC	(3,908)	(25,444)
IMI PLC	(2,089)	(30,778)
Invensys PLC	(3,848)	(21,250)
London & Stamford Property PLC	(14,856)	(30,342)
Prudential PLC	(2,180)	(22,704)
SABMiller PLC	(4,217)	(148,359)
Standard Chartered PLC	(787)	(21,172)
Standard Life PLC	(8,097)	(27,268)
Tullow Oil PLC	(1,102)	(21,666)
WH Smith PLC	(6,169)	(46,840)
Whitbread PLC	(4,091)	(114,171)
Total United Kingdom common stocks		(582,807)
United States: (46.57)%
3M Co.	(700)	(60,410)
Acuity Brands, Inc.	(100)	(5,767)
Adobe Systems, Inc.	(700)	(21,546)
Advanced Micro Devices, Inc.	(7,100)	(58,078)
Air Products & Chemicals, Inc.	(300)	(27,285)
AK Steel Holding Corp.	(1,600)	(26,192)
Akamai Technologies, Inc.	(1,100)	(51,755)
Alcoa, Inc.	(1,400)	(21,546)
Alliant Energy Corp.	(2,700)	(99,279)
Alliant Techsystems, Inc.	(300)	(22,329)
Alpha Natural Resources, Inc.	(400)	(24,012)
Altera Corp.	(2,800)	(99,624)
AMB Property Corp.	(800)	(25,368)
Amedisys, Inc.	(800)	(26,800)
American Superconductor Corp.	(1,100)	(31,449)
American Water Works Co., Inc.	(2,200)	(55,638)
Amphenol Corp., Class A	(600)	(31,668)
AMR Corp.	(3,400)	(26,486)
Amylin Pharmaceuticals, Inc.	(1,600)	(23,536)
Anadarko Petroleum Corp.	(300)	(22,848)
AON Corp.	(500)	(23,005)
Aqua America, Inc.	(2,200)	(49,456)
Archer-Daniels-Midland Co. NPV	(1,100)	(33,088)
AT&T, Inc.	(800)	(23,504)
Auxilium Pharmaceuticals, Inc.	(1,000)	(21,100)
Avon Products, Inc.	(800)	(23,248)
Bally Technologies, Inc.	(600)	(25,314)
BancorpSouth, Inc.	(1,500)	(23,925)
Bank of Hawaii Corp.	(400)	(18,884)
BB&T Corp.	(800)	(21,032)

	Shares	Value
Beckman Coulter, Inc.	(300)	$(22,569)
Berkshire Hathaway, Inc., Class B	(400)	(32,044)
Best Buy Co., Inc.	(1,900)	(65,151)
Bio-Reference Labs, Inc.	(1,800)	(39,924)
BlackRock, Inc.	(200)	(38,116)
Blackstone Group LP	(1,900)	(26,885)
BMC Software, Inc.	(4,000)	(188,560)
Booz Allen Hamilton Holding Corp.	(1,100)	(21,373)
BorgWarner, Inc.	(300)	(21,708)
Boston Properties, Inc.	(200)	(17,220)
Boston Scientific Corp.	(3,400)	(25,738)
BRE Properties, Inc.	(500)	(21,750)
Bristol-Myers Squibb Co.	(2,200)	(58,256)
Brookdale Senior Living, Inc.	(1,000)	(21,410)
Brown-Forman Corp., Class B	(1,900)	(132,278)
Brunswick Corp.	(1,100)	(20,614)
C.H. Robinson Worldwide, Inc.	(2,200)	(176,418)
Cabot Oil & Gas Corp.	(600)	(22,710)
Cadence Design Systems, Inc.	(3,700)	(30,562)
Calpine Corp.	(2,200)	(29,348)
Campbell Soup Co.	(800)	(27,800)
Cardinal Health, Inc.	(1,100)	(42,141)
Caterpillar, Inc.	(1,100)	(103,026)
Celgene Corp.	(700)	(41,398)
CenturyLink, Inc.	(800)	(36,936)
Cephalon, Inc.	(600)	(37,032)
Charles River Laboratories International, Inc.	(3,200)	(113,728)
Charles Schwab Corp.	(1,700)	(29,087)
Chesapeake Energy Corp.	(2,500)	(64,775)
Chevron Corp.	(600)	(54,750)
Chipotle Mexican Grill, Inc.	(100)	(21,266)
Choice Hotels International, Inc.	(600)	(22,962)
Church & Dwight Co., Inc.	(300)	(20,706)
Cia de Minas Buenaventura SA ADR	(400)	(19,584)
Cincinnati Bell, Inc.	(11,100)	(31,080)
Clean Energy Fuels Corp.	(1,600)	(22,144)
Clear Channel Outdoor Holdings, Inc., Class A	(1,700)	(23,868)
Clorox Co.	(1,400)	(88,592)
Cobalt International Energy, Inc.	(2,300)	(28,083)
Cognizant Technology Solutions Corp., Class A	(200)	(14,658)
Comcast Corp., Class A	(1,000)	(21,970)
Commercial Metals Co.	(1,500)	(24,885)
Compuware Corp.	(3,900)	(45,513)
Comstock Resources, Inc.	(900)	(22,104)
ConocoPhillips	(700)	(47,670)
CONSOL Energy, Inc.	(700)	(34,118)
Consolidated Edison, Inc.	(2,300)	(114,011)
Constellation Energy Group, Inc.	(900)	(27,567)
Con-way, Inc.	(700)	(25,599)
CoreLogic, Inc.	(1,400)	(25,928)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
United States—(Continued)
Corning, Inc.	(2,600)	$(50,232)
Covance, Inc.	(600)	(30,846)
Crane Co.	(500)	(20,535)
Crown Castle International Corp.	(500)	(21,915)
CSX Corp.	(700)	(45,227)
Danaher Corp.	(400)	(18,868)
DaVita, Inc.	(300)	(20,847)
Deere & Co.	(500)	(41,525)
Dell, Inc.	(10,200)	(138,210)
Delta Air Lines, Inc.	(4,700)	(59,220)
DENTSPLY International, Inc.	(700)	(23,919)
Diebold, Inc.	(1,500)	(48,075)
Discovery Communications, Inc., Class A	(500)	(20,850)
DISH Network Corp., Class A	(1,500)	(29,490)
Dollar General Corp.	(1,600)	(49,072)
Dominion Resources, Inc.	(600)	(25,632)
Dover Corp.	(400)	(23,380)
DR Horton, Inc.	(1,700)	(20,281)
DreamWorks Animation SKG, Inc., Class A	(700)	(20,629)
Duke Energy Corp.	(2,600)	(46,306)
Duke Realty Corp.	(1,900)	(23,674)
Dun & Bradstreet Corp.	(300)	(24,627)
Ecolab, Inc.	(500)	(25,210)
EI Du Pont de Nemours & Co.	(1,100)	(54,868)
Electronic Arts, Inc.	(3,200)	(52,416)
Eli Lilly & Co.	(4,400)	(154,176)
EMC Corp.	(5,100)	(116,790)
Emerson Electric Co.	(1,100)	(62,887)
Emulex Corp.	(2,200)	(25,652)
EOG Resources, Inc.	(300)	(27,423)
EQT Corp.	(1,200)	(53,808)
Equinix, Inc.	(300)	(24,378)
Expedia, Inc.	(1,100)	(27,599)
Expeditors International Washington, Inc.	(2,900)	(158,340)
Express Scripts, Inc.	(400)	(21,620)
Exterran Holdings, Inc.	(1,000)	(23,950)
Exxon Mobil Corp.	(400)	(29,248)
Fastenal Co.	(300)	(17,973)
Federated Investors, Inc., Class B	(900)	(23,553)
FedEx Corp.	(200)	(18,602)
First Horizon National Corp.	(4,000)	(47,120)
First Solar, Inc.	(200)	(26,028)
FirstMerit Corp.	(1,200)	(23,748)
Fiserv, Inc.	(800)	(46,848)
Flextronics International Ltd.	(5,200)	(40,820)
Flowers Foods, Inc.	(2,000)	(53,820)
Ford Motor Co.	(4,900)	(82,271)

	Shares	Value
Forest Laboratories, Inc.	(2,400)	$(76,752)
Fortune Brands, Inc.	(300)	(18,075)
Freeport-McMoRan Copper & Gold, Inc.	(400)	(48,036)
Frontier Oil Corp.	(1,300)	(23,413)
Gap, Inc.	(2,800)	(61,992)
Genworth Financial, Inc., Class A	(1,800)	(23,652)
Goodrich Corp.	(1,600)	(140,912)
Goodyear Tire & Rubber Co.	(1,800)	(21,330)
Great Plains Energy, Inc.	(1,600)	(31,024)
Green Mountain Coffee Roasters, Inc.	(800)	(26,288)
GSI Commerce, Inc.	(1,100)	(25,520)
Hasbro, Inc.	(600)	(28,308)
HCP, Inc.	(1,200)	(44,148)
Health Care REIT, Inc.	(400)	(19,056)
Helix Energy Solutions Group, Inc.	(2,100)	(25,494)
Hershey Co.	(1,900)	(89,585)
Hewlett-Packard Co.	(1,000)	(42,100)
Honeywell International, Inc.	(1,000)	(53,160)
Hormell Foods Corp.	(700)	(35,882)
Hospira, Inc.	(1,400)	(77,966)
Hudson City Bancorp, Inc.	(2,300)	(29,302)
Human Genome Sciences, Inc.	(900)	(21,501)
Humana, Inc.	(600)	(32,844)
Huntington Bancshares, Inc.	(6,700)	(46,029)
IDEX Corp.	(600)	(23,472)
Illinois Tool Works, Inc.	(500)	(26,700)
Integrys Energy Group, Inc.	(400)	(19,404)
Intel Corp.	(5,700)	(119,871)
International Business Machines Corp.	(300)	(44,028)
International Game Technology	(3,200)	(56,608)
Intrepid Potash, Inc.	(700)	(26,103)
Intuitive Surgical, Inc.	(200)	(51,550)
Invesco Ltd.	(1,000)	(24,060)
ITT Corp.	(800)	(41,688)
Jabil Circuit, Inc.	(1,400)	(28,126)
Jarden Corp.	(700)	(21,609)
JC Penney Co., Inc.	(1,300)	(42,003)
Jefferies Group, Inc.	(800)	(21,304)
Joy Global, Inc.	(600)	(52,050)
Kellogg Co.	(500)	(25,540)
Kimberly-Clark Corp.	(400)	(25,216)
Kinder Morgan Management LLC	(307)	(20,532)
Knight Transportation, Inc.	(1,100)	(20,900)
Kraft Foods, Inc., Class A	(800)	(25,208)
Laboratory Corp. of America Holdings	(200)	(17,584)
Lamar Advertising Co., Class A	(2,900)	(115,536)
Landstar System, Inc.	(600)	(24,564)
Leucadia National Corp.	(700)	(20,426)
Linear Technology Corp.	(800)	(27,672)
LKQ Corp.	(1,100)	(24,992)
Loews Corp.	(800)	(31,128)
Longtop Financial Technologies Ltd. ADR	(800)	(28,944)
Louisiana-Pacific Corp.	(2,800)	(26,488)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
United States—(Continued)
Manitowoc Co., Inc.	(1,900)	$(24,909)
Marsh & McLennan Cos., Inc.	(1,000)	(27,340)
Martin Marietta Materials, Inc.	(200)	(18,448)
Masco Corp.	(2,300)	(29,118)
McDonald's Corp.	(900)	(69,084)
MDU Resources Group, Inc.	(1,000)	(20,270)
MedAssets, Inc.	(1,100)	(22,209)
MEMC Electronic Materials, Inc.	(2,000)	(22,520)
Meredith Corp.	(700)	(24,255)
MetLife, Inc.	(600)	(26,664)
MetroPCS Communications, Inc.	(1,800)	(22,734)
Mettler-Toledo International, Inc.	(100)	(15,121)
MGM Resorts International	(3,100)	(46,035)
Micron Technology, Inc.	(3,000)	(24,060)
Mohawk Industries, Inc.	(400)	(22,704)
Molex, Inc.	(1,000)	(22,720)
Molycorp, Inc.	(200)	(9,980)
Monsanto Co.	(400)	(27,856)
Motorola, Inc.	(7,800)	(70,746)
MSCI, Inc., Class A	(600)	(23,376)
National Fuel Gas Co.	(300)	(19,686)
Navistar International Corp.	(900)	(52,119)
NCR Corp.	(1,900)	(29,203)
NetApp, Inc.	(600)	(32,976)
NetFlix, Inc.	(400)	(70,280)
New York Times Co., Class A	(2,300)	(22,540)
Nordstrom, Inc.	(1,100)	(46,618)
Northern Trust Corp.	(400)	(22,164)
Novellus Systems, Inc.	(2,400)	(77,568)
NSTAR	(2,500)	(105,475)
Nuance Communications, Inc.	(1,500)	(27,270)
Nucor Corp.	(700)	(30,674)
Nvidia Corp.	(900)	(13,860)
NYSE Euronext	(700)	(20,986)
Occidental Petroleum Corp.	(1,700)	(166,770)
Office Depot, Inc.	(4,800)	(25,920)
Old Republic International Corp.	(2,000)	(27,260)
Olin Corp.	(1,600)	(32,832)
Omnicare, Inc.	(900)	(22,851)
O'Reilly Automotive, Inc.	(1,450)	(87,609)
Owens-Illinois, Inc.	(700)	(21,490)
PACCAR, Inc.	(400)	(22,968)
Parexel International Corp.	(1,300)	(27,599)
Parker Hannifin Corp.	(500)	(43,150)
Patriot Coal Corp.	(1,300)	(25,181)
Patterson Cos., Inc.	(800)	(24,504)
Paychex, Inc.	(700)	(21,637)
Penford Corp.	(5,250)	(32,078)
Penske Automotive Group, Inc.	(1,200)	(20,904)
Pentair, Inc.	(600)	(21,906)

	Shares	Value
People's United Financial, Inc.	(1,700)	$(23,817)
PepsiCo, Inc.	(400)	(26,132)
Petrohawk Energy Corp.	(1,400)	(25,550)
Pfizer, Inc.	(1,300)	(22,763)
Phillips-Van Heusen Corp.	(400)	(25,204)
Pioneer Natural Resources Co.	(700)	(60,774)
Plum Creek Timber Co., Inc.	(700)	(26,215)
PNC Financial Services Group, Inc.	(1,000)	(60,720)
Potlatch Corp.	(600)	(19,530)
Pride International, Inc.	(700)	(23,100)
Progress Energy, Inc.	(400)	(17,392)
Progressive Corp.	(900)	(17,883)
Pulte Homes, Inc.	(3,100)	(23,312)
Quality Systems, Inc.	(300)	(20,946)
Quanta Services, Inc.	(1,700)	(33,864)
Quicksilver Resources, Inc.	(2,400)	(35,376)
Rambus, Inc.	(2,700)	(55,296)
Range Resources Corp.	(700)	(31,486)
Red Hat, Inc.	(800)	(36,520)
Regal Entertainment Group, Class A	(1,600)	(18,784)
Regency Centers Corp.	(500)	(21,120)
Regions Financial Corp.	(10,200)	(71,400)
Republic Services, Inc.	(900)	(26,874)
Robert Half International, Inc.	(700)	(21,420)
Rockwell Automation, Inc.	(1,300)	(93,223)
Sara Lee Corp.	(1,400)	(24,514)
SBA Communications Corp., Class A	(700)	(28,658)
SCANA Corp.	(500)	(20,300)
Schlumberger Ltd.	(1,100)	(91,850)
Scripps Networks Interactive, Inc., Class A	(400)	(20,700)
Sears Holdings Corp.	(1,200)	(88,500)
Sempra Energy	(400)	(20,992)
Skechers U.S.A., Inc., Class A	(1,100)	(22,000)
Smithfield Foods, Inc.	(3,100)	(63,953)
Southern Co.	(2,700)	(103,221)
Southwestern Energy Co.	(600)	(22,458)
Spectra Energy Corp.	(2,000)	(49,980)
Spirit Aerosystems Holdings, Inc., Class A	(1,400)	(29,134)
SPX Corp.	(300)	(21,447)
Stanley Black & Decker, Inc.	(300)	(20,061)
Staples, Inc.	(900)	(20,493)
Starwood Hotels & Resorts Worldwide, Inc.	(1,000)	(60,780)
Steel Dynamics, Inc.	(1,200)	(21,960)
Stericycle, Inc.	(300)	(24,276)
SunPower Corp., Class A	(1,600)	(20,528)
Superior Energy Services, Inc.	(700)	(24,493)
Sysco Corp.	(800)	(23,520)
Talbots, Inc.	(2,100)	(17,892)
TCF Financial Corp.	(1,500)	(22,215)
TD Ameritrade Holding Corp.	(1,400)	(26,586)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Tellabs, Inc.	(4,300)	$(29,154)
Temple-Inland, Inc.	(900)	(19,116)
Terex Corp.	(800)	(24,832)
TFS Financial Corp.	(3,362)	(30,325)
Thermo Fisher Scientific, Inc.	(1,200)	(66,432)
Thomson Reuters Corp.	(600)	(22,362)
Tidewater, Inc.	(600)	(32,304)
TiVo, Inc.	(2,600)	(22,438)
TJX Cos., Inc.	(500)	(22,195)
Toll Brothers, Inc.	(1,200)	(22,800)
Transatlantic Holdings, Inc.	(400)	(20,648)
Travelers Cos., Inc.	(1,200)	(66,852)
Tyson Foods, Inc., Class A	(3,200)	(55,104)
UDR, Inc.	(1,000)	(23,520)
Unit Corp.	(500)	(23,240)
Urban Outfitters, Inc.	(600)	(21,486)
US Bancorp	(800)	(21,576)
Varian Semiconductor Equipment Associates, Inc.	(700)	(25,879)
VCA Antech, Inc.	(1,100)	(25,619)
Verizon Communications, Inc.	(1,100)	(39,358)
Vertex Pharmaceuticals, Inc.	(700)	(24,521)
Viasat, Inc.	(700)	(31,087)
Vulcan Materials Co.	(400)	(17,744)
Walt Disney Co.	(600)	(22,506)
WellCare Health Plans, Inc.	(800)	(24,176)
Wendy's/Arby's Group, Inc., Class A	(5,200)	(24,024)
Western Union Co.	(1,200)	(22,284)
Whole Foods Market, Inc.	(1,500)	(75,885)
WW Grainger, Inc.	(1,300)	(179,543)
Xcel Energy, Inc.	(1,200)	(28,260)
Xilinx, Inc.	(800)	(23,184)
Yum! Brands, Inc.	(500)	(24,525)
Total United States common stocks		(11,996,388)
Total common stocks (proceeds $18,861,131)		(21,320,037)

	Number of rights	Value
Rights: (0.00)%[3]
Canada: (0.00)%[3]
Ivanhoe Mines Ltd., expires 01/26/11* (proceeds $0)	(900)	$(1,213)
Total investments sold short (proceeds $18,861,131)		(21,321,250)
Total investments, net of investments sold short: 36.51%		9,404,080
Cash and other assets, less liabilities: 63.49%		16,356,603
Net assets: 100.00%		$25,760,683

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,785,434
Gross unrealized depreciation	(99,748)
Net unrealized appreciation of investments	$2,685,686

*  Non-income producing security.

1  All or a portion of these securities have been designated as collateral for open short positions.

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

2  The table below details the Fund's investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$—	$47,923,930	$39,139,116	$8,784,814	$7,827

3  Amount represents less than 0.005%.

ADR  American depositary receipt

CVA  Dutch certification—depository certificate

ETF  Exchange Traded Fund

NPV  No Par Value

Preference shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  Real estate investment trust

SDR  Swedish depository receipts

SPDR  Standard & Poor's Depository Receipts

Forward foreign currency contracts

UBS Market Neutral Multi-Strategy Fund had the following open forward foreign currency contracts as of December 31, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Credit Suisse First Boston	USD	198,359	JPY	16,200,000	01/05/11	$1,175
JPMorgan Chase Bank	GBP	900,000	USD	1,443,614	03/03/11	41,030
JPMorgan Chase Bank	JPY	30,300,000	USD	364,535	03/03/11	(8,892)
JPMorgan Chase Bank	SEK	900,000	USD	129,826	03/03/11	(3,721)
JPMorgan Chase Bank	USD	284,909	CHF	280,000	03/03/11	14,742
JPMorgan Chase Bank	USD	538,869	GBP	340,000	03/03/11	(9,004)
JPMorgan Chase Bank	USD	46,529	JPY	3,800,000	01/05/11	276
JPMorgan Chase Bank	USD	364,424	JPY	30,300,000	03/03/11	9,002
JPMorgan Chase Bank	USD	599,317	SEK	4,130,000	03/03/11	13,518
Net unrealized appreciation on forward foreign currency contracts						$58,126

Currency type abbreviations:

CHF   Swiss Franc

GBP   Great Britain Pound

JPY   Japanese Yen

SEK   Swedish Krona

USD   United States Dollar

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

Futures contracts

UBS Market Neutral Multi-Strategy Fund had the following open futures contracts as of December 31, 2010:

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
FTSE 100 Index, 1 contract (GBP)	March 2011	$90,997	$91,878	$881
Mini TPX Index, 3 contracts (JPY)	March 2011	33,405	33,107	(298)
S&P SmallCap 600 E-MINI, 1 contract (USD)	March 2011	41,943	41,500	(443)
Index futures sell contracts:
Russell 2000 Mini Index, 7 contracts (USD)	March 2011	(544,639)	(547,610)	(2,971)
TOPIX Index, 1 contract (JPY)	March 2011	(111,512)	(110,358)	1,154
Net unrealized depreciation on futures contracts				$(1,677)

Currency type abbreviations:

GBP   Great Britain Pound

JPY   Japanese Yen

USD   United States Dollar

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for (Level 1)	Other significant identical investments (Level 2)	Unobservable observable inputs (Level 3)	inputs Total
Common stocks	$21,610,335	$—	$—	$21,610,335
Common stocks sold short	(21,320,037)	—	—	(21,320,037)
Rights sold short	—	(1,213)	—	(1,213)
Preferred stocks	141,965	—	—	141,965
Investment companies	188,216	—	—	188,216
Short-term investment	—	8,784,814	—	8,784,814
Other financial instruments[1]	(1,677)	58,126	—	56,449
Total	$618,802	$8,841,727	$—	$9,460,529

1  Other financial instruments include futures contracts and forward foreign currency contracts.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") returned 21.83% (Class A shares returned 15.09% after the deduction of the maximum sales charge), while Class Y shares returned 22.05%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 24.03% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 47; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance versus the benchmark Index was due to stock selection and industry allocation.

Portfolio performance summary1

What worked

•  Industry allocation and stock selection within financials was successful during the period. Industry allocation within consumer discretionary was also successful. The Fund took several strong positions relative to the benchmark, and these were rewarded.

  – The Fund was underweight to financials, a weighting that contributed to active performance when that sector lagged the market during the period. The decision not to hold Berkshire Hathaway in the Fund also made a positive contribution. The Fund's insurance holdings, particularly Principal Financial Group and AFLAC, also contributed.

  – The Fund had an overweight position to the consumer discretionary sector, which outperformed as investors began to feel more confident about the economic recovery. The second round of quantitative easing by the Federal Reserve, the extension of unemployment benefits and the continuation of the Bush-era tax cuts all helped the market move higher during the six months.

•  Several stock holdings contributed positively to returns. The period was marked by unusually high correlations between stocks and market sectors. In a few cases, however, value events occurred that helped some stocks distinguish themselves.

  – The Fund's position in Fortune Brands made a significant contribution to returns. (For details, see "Portfolio highlights.")

  – Carnival Corp.'s news regarding the fire on one of its ships was a one-time incident that caused some volatility in share price performance during the period. But when the company reported strong earnings results, the stock moved higher. As the economy has continued to recover, Carnival has benefitted from an increasing demand for cruises, improving pricing power and low supply growth. (For additional details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Equity Alpha Fund

•  Within technology, several positions were positive for performance.

  – Autodesk performed strongly as a way to profit from cyclical growth, and we trimmed the position in December. The demand for Autodesk's design software increased, which helped to move the company's earnings higher. The stock also benefited from improving industry trends, specifically hiring and spending, as the economic recovery continued.

  – Intuit was another successful holding during the review period. The company is the biggest provider of tax and personal finance software. Intuit reported higher forecasts that topped estimates during the third quarter, and announced plans for a $2 billion stock buyback. We sold out of our position after the stock performed well.

•  A short position in Amedisys contributed positively to relative returns. The Fund shorted Amedisys, a decision that was positive for performance when the company's shares experienced their sharpest decline in four years. The home health-care provider preannounced earnings that were worse than expected due to a large decline in recertification trends. In addition, Amedisys suspended their annual guidance, and the SEC is investigating the company. Our investment thesis for Amedisys was proven correct, and we sold out of the position before period-end.

What didn't work

•  Short positions in Netflix and Ford were the largest detractors from Fund performance during the six months.

  – Although Netflix was the largest detractor over the review period, our investment thesis started to work in December. After a US regulator endorsed higher fees for heavy web users, the stock traded lower on the news. (For details, see "Portfolio highlights.")

  – A short position in Ford Motor also detracted from the Fund's performance. The stock rose when Ford announced that its US sales had increased 46% in September, from a year earlier. We believe, however, that the current stock price reflects a long-term outcome that is unlikely to justify its valuation. (For details, see "Portfolio highlights.")

•  Hewlett-Packard was a negative contributor to relative returns. Shares of Hewlett-Packard tumbled after CEO Mark Hurd stepped down amid allegations of misconduct. We believe that this dramatic news may catch headlines in the short term, but that in the long term, strong execution and earnings visibility will be more important.

•  The Fund's position in Bank of America detracted from performance. Like many financial stocks, Bank of America has struggled for some time. We believe the company faces earnings headwinds in the near term, and we therefore sold the stock in order to pursue other opportunities in the sector.

•  Industry group weightings that hindered the Fund's performance included underweights to economically sensitive sectors. Over the review period, materials was the best-performing sector in the Index. The Fund was underweight to materials stocks, however, which detracted from results.

UBS U.S. Equity Alpha Fund

Portfolio highlights

•  Rumors of a breakup plan pushed shares of Fortune Brands higher in November. Later in the quarter, the company announced plans to split the company into as many as three separate businesses. The company intends to spin off its home and security unit to shareholders, and either sell or spin off its golf division. This would allow Fortune to focus on its successful wine and spirits division. We believe that the company's current earnings power and valuation are being negatively impacted by the housing market downturn and soft economy. We have confidence in management's ability to weather the current housing market challenge, given its good track record in past downturns.

•  We believe Carnival can benefit from increased consumer demand, and that sentiment on demand is too negative. We believe consumer demand has room to rise—even in a slow growth scenario—given the relative importance of vacations in consumer spending priorities, the value proposition of cruising and the relatively low penetration rates of cruising, particularly in Europe. Our research indicates that supply growth will slow significantly after 2011, even with a couple of new ship orders by smaller competitors. In any case, we believe Carnival's management has levers to pull that can offset margin pressures from higher fuel prices as the global economy recovers.

•  The Fund is short Netflix, reflecting our belief that the company faces serious headwinds in the intermediate term. These obstacles include the "net neutrality" proposal by the Federal Communications Commission, which calls for allowing network providers to manage traffic through pricing. We believe this would benefit broadband providers such as Comcast, while harming Netflix. In addition, the company's business offers low barriers to entry, and Netflix has a deficient library of content.

•  Ford, a short position in the portfolio, has been able to take advantage of the current environment to regain some of the market share it had given up over the last few years. The company was able to avert bankruptcy this past year, and has a solid lineup of new vehicles coming out in showrooms during the next few years. In addition, CEO Alan Mulally's turnaround efforts have exceeded expectations to date. We believe, however, that the stock price reflects these developments and more. While we expect to see tremendous operating and financial leverage as the economic recovery plays out, we do not expect the market to pay very much for Ford's earnings, nor do we expect those earnings to be sustainable.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Alpha Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	21.83%	7.83%	(1.80)%
Class C3	21.50	7.12	(2.51)
Class Y4	22.05	8.02	(1.56)
After deducting maximum sales charge
Class A2	15.09%	1.91%	(3.09)%
Class C3	20.50	6.12	(2.51)
Russell 1000 Index[5]	24.03%	16.10%	1.20%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—2.47% and 2.27%; Class C—3.30% and 3.01%; Class Y—2.19% and 2.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short), through the 12-month period ending October 27, 2011, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS U.S. Equity Alpha Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)1,2

As of December 31, 2010

Percentage of net assets
Exxon Mobil Corp.	5.0%
Procter & Gamble Co.	3.2
Apple, Inc.	3.2
Wells Fargo & Co.	2.9
PepsiCo, Inc.	2.6
AT&T, Inc.	2.4
JPMorgan Chase & Co.	2.3
Kroger Co.	2.2
General Dynamics Corp.	2.1
Adobe Systems, Inc.	2.1
Total	28.0%

1  Only long positions are considered for top ten holdings.

2  Figures represent the direct investments of UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2010

Common stocks
Aerospace & defense	3.27%
Air freight & logistics	1.79
Airlines	0.91
Auto components	1.49
Automobiles	1.46
Beverages	2.61
Biotechnology	1.66
Capital markets	3.96
Chemicals	3.03
Commercial banks	4.48
Communications equipment	3.71
Computers & peripherals	6.07
Diversified consumer services	0.75
Diversified financial services	3.24
Diversified telecommunication services	2.43
Electric utilities	4.08
Energy equipment & services	3.79
Food & staples retailing	2.19
Food products	1.24
Health care equipment & supplies	6.21
Health care providers & services	1.75
Hotels, restaurants & leisure	2.76
Household durables	1.43
Household products	3.23
Insurance	5.06
Internet & catalog retail	0.52
IT services	1.17
Machinery	5.33
Media	5.50
Metals & mining	1.20
Multi-utilities	0.76
Oil, gas & consumable fuels	8.82
Personal products	1.28
Pharmaceuticals	4.75
Road & rail	1.62
Semiconductors & semiconductor equipment	4.24
Software	6.82
Specialty retail	3.42
Total common stocks	118.03%
Investment company
SPDR S&P 500 ETF Trust	1.98%
Short-term investment	1.45
Total investments before investments sold short	121.46%
Investments sold short
Common stocks
Aerospace & defense	(0.90)
Automobiles	(0.89)
Beverages	(0.53)
Commercial banks	(0.53)
Computers & peripherals	(0.92)
Diversified telecommunication services	(0.95)
Energy equipment & services	(0.71)
Hotels, restaurants & leisure	(0.72)
Household products	(0.60)
Insurance	(0.67)
Internet & catalog retail	(0.83)
IT services	(0.54)
Media	(1.21)
Multiline retail	(1.25)
Multi-utilities	(1.78)
Oil, gas & consumable fuels	(1.62)
Pharmaceuticals	(1.28)
Semiconductors & semiconductor equipment	(0.71)
Software	(1.37)
Specialty retail	(1.27)
Trading companies & distributors	(0.73)
Water utilities	(1.21)
Total investments sold short	(21.22)%
Total investments, net of investments sold short	100.24
Liabilities, in excess of cash and other assets	(0.24)
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks: 118.03%
Aerospace & defense: 3.27%
General Dynamics Corp.[1]	11,200	$794,752
Raytheon Co.[1]	9,700	449,498
		1,244,250
Air freight & logistics: 1.79%
FedEx Corp.[1]	7,300	678,973
Airlines: 0.91%
Southwest Airlines Co.[1]	26,600	345,268
Auto components: 1.49%
Johnson Controls, Inc.[1]	14,800	565,360
Automobiles: 1.46%
General Motors Co.*[1]	15,100	556,586
Beverages: 2.61%
PepsiCo, Inc.[1]	15,200	993,016
Biotechnology: 1.66%
Alexion Pharmaceuticals, Inc.*[1]	2,600	209,430
Amgen, Inc.*[1]	6,000	329,400
Amylin Pharmaceuticals, Inc.*[1]	6,400	94,144
		632,974
Capital markets: 3.96%
Bank of New York Mellon Corp.[1]	17,906	540,761
Goldman Sachs Group, Inc.[1]	3,600	605,376
Morgan Stanley[1]	13,200	359,172
		1,505,309
Chemicals: 3.03%
Air Products & Chemicals, Inc.[1]	2,100	190,995
Celanese Corp., Series A1	4,800	197,616
Dow Chemical Co.[1]	11,100	378,954
Monsanto Co.[1]	5,500	383,020
		1,150,585
Commercial banks: 4.48%
US Bancorp[1]	22,200	598,734
Wells Fargo & Co.[1]	35,700	1,106,343
		1,705,077
Communications equipment: 3.71%
Cisco Systems, Inc.*[1]	30,800	623,084
QUALCOMM, Inc.[1]	15,900	786,891
		1,409,975

	Shares	Value
Computers & peripherals: 6.07%
Apple, Inc.*[1]	3,800	$1,225,728
Hewlett-Packard Co.[1]	16,700	703,070
Seagate Technology PLC*[1]	25,300	380,259
		2,309,057
Diversified consumer services: 0.75%
Apollo Group, Inc., Class A*[1]	7,200	284,328
Diversified financial services: 3.24%
Citigroup, Inc.*[1]	79,100	374,143
JPMorgan Chase & Co.[1]	20,200	856,884
		1,231,027
Diversified telecommunication services: 2.43%
AT&T, Inc.[1]	31,400	922,532
Electric utilities: 4.08%
American Electric Power Co., Inc.[1]	19,300	694,414
Edison International[1]	9,600	370,560
FirstEnergy Corp.[1]	13,100	484,962
		1,549,936
Energy equipment & services: 3.79%
Baker Hughes, Inc.[1]	12,800	731,776
Noble Corp.[1]	19,800	708,246
		1,440,022
Food & staples retailing: 2.19%
Kroger Co.[1]	37,200	831,792
Food products: 1.24%
Kellogg Co.[1]	9,200	469,936
Health care equipment & supplies: 6.21%
Baxter International, Inc.[1]	7,500	379,650
Boston Scientific Corp.*[1]	35,300	267,221
Covidien PLC[1]	15,200	694,032
Medtronic, Inc.[1]	19,100	708,419
Zimmer Holdings, Inc.*[1]	5,800	311,344
		2,360,666
Health care providers & services: 1.75%
UnitedHealth Group, Inc.[1]	18,400	664,424
Hotels, restaurants & leisure: 2.76%
Carnival Corp.[1]	16,200	746,982
International Game Technology[1]	17,200	304,268
		1,051,250
Household durables: 1.43%
Fortune Brands, Inc.[1]	9,000	542,250

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Household products: 3.23%
Procter & Gamble Co.[1]	19,100	$1,228,703
Insurance: 5.06%
Aflac, Inc.[1]	12,300	694,089
MetLife, Inc.[1]	16,200	719,928
Principal Financial Group, Inc.[1]	15,600	507,936
		1,921,953
Internet & catalog retail: 0.52%
Amazon.com, Inc.*[1]	1,100	198,000
IT services: 1.17%
Visa, Inc., Class A1	6,300	443,394
Machinery: 5.33%
Dover Corp.[1]	9,500	555,275
Illinois Tool Works, Inc.[1]	14,300	763,620
PACCAR, Inc.[1]	6,600	378,972
Pall Corp.[1]	6,600	327,228
		2,025,095
Media: 5.50%
Comcast Corp., Class A1	34,400	755,768
Interpublic Group of Cos., Inc.*	16,545	175,708
Time Warner, Inc.[1]	18,700	601,579
Viacom, Inc., Class B1	14,100	558,501
		2,091,556
Metals & mining: 1.20%
Steel Dynamics, Inc.[1]	25,000	457,500
Multi-utilities: 0.76%
MDU Resources Group, Inc.[1]	14,300	289,861
Oil, gas & consumable fuels: 8.82%
Exxon Mobil Corp.[1]	26,000	1,901,120
Hess Corp.[1]	5,300	405,662
Marathon Oil Corp.[1]	10,700	396,221
Ultra Petroleum Corp.*[1]	13,600	649,672
		3,352,675
Personal products: 1.28%
Avon Products, Inc.[1]	16,700	485,302
Pharmaceuticals: 4.75%
Allergan, Inc.[1]	7,100	487,557
Johnson & Johnson[1]	10,600	655,610
Merck & Co., Inc.[1]	18,400	663,136
		1,806,303

	Shares	Value
Road & rail: 1.62%
Ryder System, Inc.[1]	11,700	$615,888
Semiconductors & semiconductor equipment: 4.24%
Applied Materials, Inc.[1]	26,700	375,135
Broadcom Corp., Class A1	7,400	322,270
Intersil Corp., Class A1	22,100	337,467
Marvell Technology Group Ltd.*[1]	11,800	218,890
National Semiconductor Corp.[1]	26,100	359,136
		1,612,898
Software: 6.82%
Adobe Systems, Inc.*[1]	25,700	791,046
Autodesk, Inc.*[1]	17,000	649,400
Microsoft Corp.[1]	21,600	603,072
Symantec Corp.*[1]	32,900	550,746
		2,594,264
Specialty retail: 3.42%
GameStop Corp., Class A*[1]	18,900	432,432
Home Depot, Inc.[1]	8,200	287,492
Lowe's Cos., Inc.[1]	23,100	579,348
		1,299,272
Total common stocks (cost $37,672,847)		44,867,257
Investment company: 1.98%
SPDR S&P 500 ETF Trust (cost $754,108)	6,000	754,680
Short-term investment: 1.45%
Investment company: 1.45%
UBS Cash Management Prime Relationship Fund[2] (cost $549,430)	549,430	549,430
Total investments before investments sold short: 121.46% (cost $38,976,385)		46,171,367
Investments sold short: (21.22)%
Common stocks: (21.22)%
Aerospace & defense: (0.90)%
Goodrich Corp.	(3,900)	(343,473)
Automobiles: (0.89)%
Ford Motor Co.	(20,100)	(337,479)
Beverages: (0.53)%
Constellation Brands, Inc., Class A	(9,100)	(201,565)
Commercial banks: (0.53)%
BB&T Corp.	(7,600)	(199,804)

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Computers & peripherals: (0.92)%
EMC Corp.	(6,800)	$(155,720)
NetApp, Inc.	(3,500)	(192,360)
		(348,080)
Diversified telecommunication services: (0.95)%
Qwest Communications International, Inc.	(47,600)	(362,236)
Energy equipment & services: (0.71)%
Halliburton Co.	(6,600)	(269,478)
Hotels, restaurants & leisure: (0.72)%
Starwood Hotels & Resorts Worldwide, Inc.	(4,500)	(273,510)
Household products: (0.60)%
Church & Dwight Co., Inc.	(3,300)	(227,766)
Insurance: (0.67)%
Travelers Cos., Inc.	(4,600)	(256,266)
Internet & catalog retail: (0.83)%
NetFlix, Inc.	(1,800)	(316,260)
IT services: (0.54)%
Cognizant Technology Solutions Corp., Class A	(2,800)	(205,212)
Media: (1.21)%
Discovery Communications, Inc., Class A	(4,900)	(204,330)
Lamar Advertising Co., Class A	(6,400)	(254,976)
		(459,306)
Multiline retail: (1.25)%
Dollar General Corp.	(9,300)	(285,231)
Sears Holdings Corp.	(2,600)	(191,750)
		(476,981)
Multi-utilities: (1.78)%
Consolidated Edison, Inc.	(5,700)	(282,549)
Integrys Energy Group, Inc.	(4,800)	(232,848)
NSTAR	(3,800)	(160,322)
		(675,719)
Oil, gas & consumable fuels: (1.62)%
Occidental Petroleum Corp.	(2,900)	(284,490)
Pioneer Natural Resources Co.	(3,800)	(329,916)
		(614,406)

	Shares	Value
Pharmaceuticals: (1.28)%
Eli Lilly & Co.	(7,700)	$(269,808)
Hospira, Inc.	(3,900)	(217,191)
		(486,999)
Semiconductors & semiconductor equipment: (0.71)%
Novellus Systems, Inc.	(8,400)	(271,488)
Software: (1.37)%
BMC Software, Inc.	(6,800)	(320,552)
Compuware Corp.	(17,100)	(199,557)
		(520,109)
Specialty retail: (1.27)%
O'Reilly Automotive, Inc.	(4,600)	(277,932)
TJX Cos., Inc.	(4,600)	(204,194)
		(482,126)
Trading companies & distributors: (0.73)%
WW Grainger, Inc.	(2,000)	(276,220)
Water utilities: (1.21)%
American Water Works Co., Inc.	(9,100)	(230,139)
Aqua America, Inc.	(10,200)	(229,296)
		(459,435)
Total investments sold short (proceeds $6,142,247)		(8,063,918)
Total investments, net of investments sold short: 100.24%		38,107,449
Liabilities, in excess of cash and other assets: (0.24)%		(93,036)
Net assets: 100.00%		$38,014,413

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,799,896
Gross unrealized depreciation	(604,914)
Net unrealized appreciation of investments	$7,194,982

*  Non-income producing security.

1  All or a portion of these securities have been designated as collateral for open short positions.

2  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Cash Management Prime Relationship Fund.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$443,436	$10,423,803	$10,317,809	$549,430	$550

ETF  Exchange Traded Fund

SPDR  Standard & Poor's Depository Receipts

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$44,867,257	$—	—	$44,867,257
Common stocks sold short	(8,063,918)	—	—	(8,063,918)
Investment company	754,680	—	—	754,680
Short-term investment	—	549,430	—	549,430
Total	$37,558,019	$549,430	—	$38,107,449

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 23.31% (Class A shares returned 16.57% after the deduction of the maximum sales charge), while Class Y shares returned 23.40%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 24.03% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 57; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance versus the Index was mostly due to industry allocation. Stock selection was positive for the six months.

Portfolio performance summary1

What worked

•  Industry allocation and stock selection within consumer discretionary and financials were successful during the period. The Fund took several strong positions relative to the benchmark, and these were rewarded.

  – The Fund was underweight to financials, a weighting that contributed to active performance when that sector lagged the market during the period. The decision not to hold Berkshire Hathaway in the Fund also made a positive contribution. The Fund's insurance holdings, particularly Principal Financial Group and AFLAC, also contributed positively.

  – The Fund had an overweight position to the consumer discretionary sector, which outperformed as investors began to feel more confident about the economic recovery. The second round of quantitative easing by the Federal Reserve, the extension of unemployment benefits and the continuation of the Bush-era tax cuts all helped the market move higher during the six months.

•  Several stock holdings contributed positively to returns. The period was marked by unusually high correlations between stocks and market sectors. In a few cases, however, value events occurred that helped some stocks distinguish themselves.

  – The Fund's position in Fortune Brands made a significant contribution to returns. (For details, see "Portfolio highlights.")

  – Carnival Corp.'s news regarding the fire on one of its ships was a one-time incident that caused some volatility in share price performance during the period. But when the company reported strong earnings results, the stock moved higher. As the economy has continued to recover, Carnival has benefitted from an increasing demand for cruises, improving pricing power and low supply growth. (For additional details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Equity Fund

•  Within technology, several positions were positive for performance.

  – Autodesk performed strongly, and we trimmed the position in December. The demand for Autodesk's design software increased, which helped to move the company's earnings higher. The stock also benefited from improving industry trends, specifically hiring and spending, as the economic recovery continued.

  – Intuit was another successful holding during the review period. The company is the biggest provider of tax and personal finance software. Intuit reported higher forecasts that topped estimates during the third quarter, and announced plans for a $2 billion stock buyback. We sold out of our position after the stock performed well.

What didn't work

•  The largest detractor from Fund performance during the six months was Bank of America. Like many financial stocks, Bank of America has struggled for some time. We believe the company faces earnings headwinds in the near term, and we therefore sold the stock in order to pursue other opportunities in the sector.

•  Hewlett-Packard was a negative contributor to relative returns. Shares of Hewlett-Packard tumbled after CEO Mark Hurd stepped down amid allegations of misconduct. We believe that this dramatic news may catch headlines in the short term, but that in the long term, strong execution and earnings visibility will be more important.

•  Apollo Group detracted from Fund performance during the six months. Apollo specializes in providing higher education programs for working adults. The for-profit education sector came under intense regulatory scrutiny during the fourth quarter, and the company's share price underperformed. (For details, see "Portfolio highlights.")

•  Industry group weightings that hindered the Fund included underweights to economically sensitive sectors. Over the review period, materials was the best-performing sector in the Index. The Fund was underweight to materials stocks, however, which detracted from results.

Portfolio highlights

•  Rumors of a breakup plan pushed shares of Fortune Brands higher in November. Later in the quarter, the company announced plans to split the company into as many as three separate businesses. The company intends to spin off its home and security unit to shareholders, and either sell or spin off its golf division. This would allow Fortune to focus on its successful wine and spirits division. We believe that the company's current earnings power and valuation are being negatively impacted by the housing market downturn and soft economy. We have confidence in management's ability to weather the current housing market challenge, given its good track record in past downturns.

•  We believe Carnival can benefit from increased consumer demand, and that sentiment on demand is too negative. We believe consumer demand has room to rise—even in a slow growth scenario—given the relative importance of vacations in consumer spending priorities, the value proposition of cruising and the relatively low penetration rates of cruising, particularly in Europe. Our research indicates that supply growth will slow significantly after 2011, even with a couple of new ship orders by smaller competitors. In any case, we believe Carnival's management has levers to pull that can offset margin pressures from higher fuel prices as the global economy recovers.

UBS U.S. Large Cap Equity Fund

•  Apollo Group suffered a sharp decline in enrollment in 2010 versus the prior year, after it altered its enrollment practices. Concerns about student loan defaults and possible government regulation put pressure on the stock for much of the year. Over the past few years, we believe Apollo has worked hard to put the long-term success of the student at the heart of the company's own long-term success, and has been implementing investments to back that up.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	23.31%	13.14%	0.37%	3.24%	4.05%
Class B3	22.80	12.29	(0.39)	N/A	3.63 [6]
Class C4	22.88	12.34	(0.36)	N/A	3.09
Class Y5	23.40	13.39	0.64	3.54	7.90
After deducting maximum sales charge
Class A2	16.57%	6.93%	(0.76)%	2.66%	3.61%
Class B3	17.80	7.29	(0.75)	N/A	3.63 [6]
Class C4	21.88	11.34	(0.36)	N/A	3.09
Russell 1000 Index[7]	24.03%	16.10%	2.59%	1.83%	8.21%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.33% and 1.20%; Class B—2.10% and 1.95%; Class C—2.01% and 1.95%; Class Y—0.99% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS U.S. Large Cap Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 5, 2001 and November 13, 2001, respectively. Inception date of Class Y shares and the index is February 22, 1994.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2010

Percentage of net assets
Exxon Mobil Corp.	4.2%
Apple, Inc.	3.2
Wells Fargo & Co.	2.4
JPMorgan Chase & Co.	2.3
AT&T, Inc.	2.1
Carnival Corp.	2.0
Comcast Corp., Class A	2.0
Johnson & Johnson	2.0
General Dynamics Corp.	1.9
Aflac, Inc.	1.9
Total	24.0%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2010

Common stocks
Aerospace & defense	2.72%
Air freight & logistics	1.39
Airlines	0.88
Auto components	1.44
Automobiles	1.13
Beverages	1.87
Biotechnology	2.37
Capital markets	3.17
Chemicals	2.15
Commercial banks	3.92
Communications equipment	3.29
Computers & peripherals	5.60
Diversified consumer services	0.67
Diversified financial services	3.25
Diversified telecommunication services	2.07
Electric utilities	2.59
Energy equipment & services	2.78
Food & staples retailing	1.42
Food products	1.05
Health care equipment & supplies	4.34
Health care providers & services	1.63
Hotels, restaurants & leisure	2.79
Household durables	1.76
Household products	1.78
Insurance	4.19
IT services	0.91
Machinery	4.83
Media	4.93
Oil, gas & consumable fuels	8.30
Personal products	1.33
Pharmaceuticals	4.88
Road & rail	0.96
Semiconductors & semiconductor equipment	4.04
Software	5.58
Specialty retail	2.22
Total common stocks	98.23%
Short-term investment	1.95
Investment of cash collateral from securities loaned	0.18
Total investments	100.36%
Liabilities, in excess of cash and other assets	(0.36)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks: 98.23%
Aerospace & defense: 2.72%
General Dynamics Corp.	65,700	$4,662,072
Raytheon Co.	39,800	1,844,332
		6,506,404
Air freight & logistics: 1.39%
FedEx Corp.	35,900	3,339,059
Airlines: 0.88%
Southwest Airlines Co.	162,100	2,104,058
Auto components: 1.44%
Johnson Controls, Inc.	90,100	3,441,820
Automobiles: 1.13%
General Motors Co.*	73,500	2,709,210
Beverages: 1.87%
PepsiCo, Inc.	68,700	4,488,171
Biotechnology: 2.37%
Alexion Pharmaceuticals, Inc.*	16,300	1,312,965
Amgen, Inc.*	37,300	2,047,770
Amylin Pharmaceuticals, Inc.*[1]	41,100	604,581
Genzyme Corp.*	24,000	1,708,800
		5,674,116
Capital markets: 3.17%
Bank of New York Mellon Corp.	91,383	2,759,766
Goldman Sachs Group, Inc.	18,300	3,077,328
Morgan Stanley	63,908	1,738,937
		7,576,031
Chemicals: 2.15%
Celanese Corp., Series A	28,700	1,181,579
Dow Chemical Co.	60,600	2,068,884
Monsanto Co.	27,300	1,901,172
		5,151,635
Commercial banks: 3.92%
US Bancorp	133,000	3,587,010
Wells Fargo & Co.	187,400	5,807,526
		9,394,536
Communications equipment: 3.29%
Cisco Systems, Inc.*	199,500	4,035,885
QUALCOMM, Inc.	77,800	3,850,322
		7,886,207

	Shares	Value
Computers & peripherals: 5.60%
Apple, Inc.*	23,500	$7,580,160
Hewlett-Packard Co.	86,800	3,654,280
Seagate Technology	143,700	2,159,811
		13,394,251
Diversified consumer services: 0.67%
Apollo Group, Inc., Class A*	40,400	1,595,396
Diversified financial services: 3.25%
Citigroup, Inc.*	503,200	2,380,136
JPMorgan Chase & Co.	127,300	5,400,066
		7,780,202
Diversified telecommunication services: 2.07%
AT&T, Inc.	168,800	4,959,344
Electric utilities: 2.59%
American Electric Power Co., Inc.	110,800	3,986,584
FirstEnergy Corp.	59,700	2,210,094
		6,196,678
Energy equipment & services: 2.78%
Baker Hughes, Inc.	55,300	3,161,501
Noble Corp.	97,400	3,483,998
		6,645,499
Food & staples retailing: 1.42%
Kroger Co.	151,500	3,387,540
Food products: 1.05%
Kellogg Co.	49,200	2,513,136
Health care equipment & supplies: 4.34%
Baxter International, Inc.	43,500	2,201,970
Boston Scientific Corp.*	159,800	1,209,686
Covidien PLC	83,500	3,812,610
Medtronic, Inc.	85,000	3,152,650
		10,376,916
Health care providers & services: 1.63%
UnitedHealth Group, Inc.	107,800	3,892,658
Hotels, restaurants & leisure: 2.79%
Carnival Corp.	104,100	4,800,051
International Game Technology	106,800	1,889,292
		6,689,343
Household durables: 1.76%
Fortune Brands, Inc.	69,800	4,205,450

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Household products: 1.78%
Procter & Gamble Co.	66,100	$4,252,213
Insurance: 4.19%
Aflac, Inc.	80,000	4,514,400
MetLife, Inc.	76,700	3,408,548
Principal Financial Group, Inc.	64,400	2,096,864
		10,019,812
IT services: 0.91%
Visa, Inc., Class A	30,900	2,174,742
Machinery: 4.83%
Dover Corp.	62,300	3,641,435
Illinois Tool Works, Inc.	83,200	4,442,880
PACCAR, Inc.	20,850	1,197,207
Pall Corp.	46,200	2,290,596
		11,572,118
Media: 4.93%
Comcast Corp., Class A	218,000	4,789,460
Interpublic Group of Cos., Inc.*	63,800	677,556
Time Warner, Inc.	115,400	3,712,418
Viacom, Inc., Class B	66,000	2,614,260
		11,793,694
Oil, gas & consumable fuels: 8.30%
Exxon Mobil Corp.	136,800	10,002,816
Hess Corp.	42,900	3,283,566
Marathon Oil Corp.	74,700	2,766,141
Ultra Petroleum Corp.*[1]	79,977	3,820,502
		19,873,025
Personal products: 1.33%
Avon Products, Inc.	109,800	3,190,788
Pharmaceuticals: 4.88%
Allergan, Inc.	53,300	3,660,111
Johnson & Johnson	77,300	4,781,005
Merck & Co., Inc.	89,600	3,229,184
		11,670,300
Road & rail: 0.96%
Ryder System, Inc.	43,800	2,305,632

	Shares	Value
Semiconductors & semiconductor equipment: 4.04%
Applied Materials, Inc.	104,100	$1,462,605
Broadcom Corp., Class A	59,300	2,582,515
Intersil Corp., Class A	124,400	1,899,588
Marvell Technology Group Ltd.*	97,300	1,804,915
National Semiconductor Corp.	139,400	1,918,144
		9,667,767
Software: 5.58%
Adobe Systems, Inc.*	144,100	4,435,398
Autodesk, Inc.*	69,300	2,647,260
Microsoft Corp.	137,800	3,847,376
Symantec Corp.*	145,500	2,435,670
		13,365,704
Specialty retail: 2.22%
GameStop Corp., Class A*	95,300	2,180,464
Lowe's Cos., Inc.	124,900	3,132,492
		5,312,956
Total common stocks (cost $193,814,101)		235,106,411
Short-term investment: 1.95%
Investment company: 1.95%
UBS Cash Management Prime Relationship Fund[2] (cost $4,665,034)	4,665,034	4,665,034
Investment of cash collateral from securities loaned: 0.18%
UBS Private Money Market Fund LLC[2] (cost $441,875)	441,875	441,875
Total investments: 100.36% (cost $198,921,010)		240,213,320
Liabilities, in excess of cash and other assets: (0.36)%		(852,159)
Net assets: 100.00%		$239,361,161

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$44,594,474
Gross unrealized depreciation	(3,302,164)
Net unrealized appreciation of investments	$41,292,310

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2010.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$5,489,875	$21,554,746	$22,379,587	$4,665,034	$4,836
UBS Private Money Market Fund LLC[1]	—	27,334,813	26,892,938	441,875	446
	$5,489,875	$48,889,559	$49,272,525	$5,106,909	$5,282

1  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements in the most recent shareholder report for further information.

Futures contracts

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of December 31, 2010:

	Expiration date	Cost	Value	Unrealized appreciation
Index futures buy contracts:
S&P 500 Index, 5 contracts (USD)	March 2011	$1,563,767	$1,566,250	$2,483

Currency type abbreviation:

USD  United States Dollar

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$235,106,411	$—	$—	$235,106,411
Short-term investment	—	4,665,034	—	4,665,034
Investment of cash collateral from securities loaned	—	441,875	—	441,875
Other financial instruments[1]	2,483	—	—	2,483
Total	$235,108,894	$5,106,909	$—	$240,215,803

1  Other financial instruments include futures contracts.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 21.71% (Class A shares returned 15.02% after the deduction of the maximum sales charge), while Class Y shares returned 22.09%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), returned 21.74% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 66; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund performed in line with the Index. Performance was driven primarily by industry allocation, while stock selection generated positive results as well.

Portfolio performance summary1

What worked

•  Industry allocation and stock selection within consumer discretionary and financials were successful during the period. The Fund took several strong positions relative to the benchmark, and these were rewarded.

  – The Fund was underweight to financials, a weighting that contributed to active performance when that sector lagged the market during the period. The decision not to hold Berkshire Hathaway in the Fund also made a positive contribution. The Fund's insurance holdings, particularly Principal Financial Group and AFLAC, also contributed.

  – The Fund had an overweight position to the consumer discretionary sector, which outperformed as investors began to feel more confident about the economic recovery. The second round of quantitative easing by the Federal Reserve, the extension of unemployment benefits and the continuation of the Bush-era tax cuts all helped the market move higher during the six months.

•  Several stock holdings contributed positively to returns. The period was marked by unusually high correlations between stocks and market sectors. In a few cases, however, value events occurred that helped some stocks distinguish themselves.

  – Carnival Corp. was the largest contributor to Fund returns during the six months. News regarding the fire on one of Carnival's ships was a one-time incident that caused some volatility in share price performance during the period. But when the company reported strong earnings results, the stock moved higher. As the economy has continued to recover, Carnival has benefitted from an increasing demand for cruises, improving pricing power and low supply growth. (For additional details, see "Portfolio highlights.")

  – The Fund's position in Fortune Brands made a significant contribution to returns. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Value Equity Fund

•  Several energy stocks benefited Fund returns. Cyclical sectors such as energy and materials were some of the best performing sectors during the period.

  – The Fund's position in Baker Hughes made a positive contribution for the period when rising oil prices and the increasing number of US oil rigs helped to move the company's share price higher.

  – We bought shares of Anadarko Petroleum2 when its price declined during the oil spill in the Gulf of Mexico. Because the company was a drilling partner of BP, investors feared it would face steep financial penalties. We believed the company bore limited exposure to the spill, and initiated a new position. When the crisis passed, the stock recovered strongly, and our position was rewarded.

•  Within technology, several positions were positive for performance. Notably, Autodesk2 performed strongly, and we trimmed the position in December. The demand for Autodesk's design software increased, which helped to move the company's earnings higher. The stock also benefited from improving industry trends, specifically hiring and spending, as the economic recovery continued.

What didn't work

•  The largest detractor from Fund performance during the six months was Bank of America. Like many financial stocks, Bank of America has struggled for some time. We believe the company faces earnings headwinds in the near term, and we therefore sold the stock in order to pursue other opportunities in the sector.

•  Hewlett-Packard was a negative contributor to relative returns. Shares of Hewlett-Packard tumbled after CEO Mark Hurd stepped down amid allegations of misconduct. We believe that this dramatic news may catch headlines in the short term, but that in the long term, strong execution and earnings visibility will be more important.

•  Stock selection within the utilities sector made a negative contribution to performance. Defensive sectors lagged the market meaningfully as the economy began to recover.

  – Names such as FirstEnergy detracted from relative returns. We recently completed a major review of the power generation industry, including numerous covered utility companies with exposure to wholesale power generation prices. The study provides a framework for forecasting normal power prices by region. It incorporates our normal gas price outlook, which was recently revised downward, and our coal price forecasts. The lower normal power prices that resulted from our study have generally decreased the investment opportunity for many of the Fund's utility holdings.

•  Covidien had a negative impact on Fund returns, as well. After a disappointing third quarter, Covidien performed significantly better in the fourth quarter due to an improved operating environment and signs of price stability. (For details, see "Portfolio highlights.")

•  Industry group weightings that hindered the Fund included underweights to economically sensitive sectors.

  – Over the review period, materials was the best-performing sector in the Index. The Fund was underweight to materials stocks, which detracted from results.

  – An underweight to telecommunications services companies such as Verizon Communications (not held in the portfolio) also detracted from relative returns.

2  As of December 31, 2010, this position was no longer held by the fund.

UBS U.S. Large Cap Value Equity Fund

Portfolio highlights

•  We believe Carnival can benefit from increased consumer demand, and that sentiment on demand is too negative. We believe consumer demand has room to rise—even in a slow growth scenario—given the relative importance of vacations in consumer spending priorities, the value proposition of cruising and the relatively low penetration rates of cruising, particularly in Europe. Our research indicates that supply growth will slow significantly after 2011, even with a couple of new ship orders by smaller competitors. In any case, we believe Carnival's management has levers to pull that can offset margin pressures from higher fuel prices as the global economy recovers.

•  Rumors of a breakup plan pushed shares of Fortune Brands higher in November. Later in the quarter, the company announced plans to split the company into as many as three separate businesses. The company intends to spin off its home and security unit to shareholders, and either sell or spin off its golf division. This would allow Fortune to focus on its successful wine and spirits division. We believe that the company's current earnings power and valuation are being negatively impacted by the housing market downturn and soft economy. We have confidence in management's ability to weather the current housing market challenge, given its good track record in past downturns.

•  Although Covidien is experiencing volume issues, we expect them to be transient, as patients can only delay surgical procedures for so long. Covidien's pharmaceuticals business faces increased pricing pressure with its generic narcotics. We believe that three new products which are in the early days of being rolled out, as well as additional new drugs expected next year, should offset these pricing issues. Pharmaceuticals represents less than 20% of Covidien's sales and profits. We own the stock for what we believe is its solid franchise in devices, rather than for its pharmaceuticals business.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 month	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	21.71%	10.51%	(0.84)%	3.11%
Class B3	21.36	9.74	(1.55)	2.96 [6]
Class C4	21.29	9.49	(1.58)	2.61
Class Y5	22.09	10.92	(0.53)	3.19
After deducting maximum sales charge
Class A2	15.02%	4.46%	(1.96)%	2.47%
Class B3	16.36	4.74	(1.83)	2.96 [6]
Class C4	20.29	8.49	(1.58)	2.61
Russell 1000 Value Index[7]	21.74%	15.51%	1.28%	3.57%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.62% and 1.21%; Class B—2.63% and 1.96%; Class C—2.42% and 1.96%; Class Y—1.51% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception dates of UBS U.S. Large Cap Value Equity Fund Class A shares is December 7, 2001. Inception dates of Class B and Class C shares are November 8, 2001 and December 12, 2001, respectively. Inception date of Class Y shares and the index is June 29, 2001.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)1

As of December 31, 2010

Percentage of net assets
Exxon Mobil Corp.	4.4%
Wells Fargo & Co.	3.8
Procter & Gamble Co.	3.7
JPMorgan Chase & Co.	3.6
AT&T, Inc.	3.4
Johnson & Johnson	3.1
Carnival Corp.	2.5
Comcast Corp., Class A	2.4
US Bancorp	2.4
Time Warner, Inc.	2.3
Total	31.6%

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2010

Common stocks
Aerospace & defense	3.05%
Air freight & logistics	1.50
Airlines	0.69
Auto components	1.55
Automobiles	1.34
Beverages	1.64
Biotechnology	1.05
Capital markets	4.07
Chemicals	1.87
Commercial banks	6.18
Computers & peripherals	1.87
Diversified consumer services	0.55
Diversified financial services	5.10
Diversified telecommunication services	3.36
Electric utilities	4.78
Energy equipment & services	3.37
Food & staples retailing	1.96
Food products	0.96
Health care equipment & supplies	5.09
Health care providers & services	2.05
Hotels, restaurants & leisure	2.46
Household durables	1.60
Household products	3.70
Insurance	5.54
Machinery	3.71
Media	6.94
Metals & mining	1.27
Oil, gas & consumable fuels	7.32
Personal products	0.97
Pharmaceuticals	5.30
Road & rail	1.07
Semiconductors & semiconductor equipment	1.86
Software	2.33
Specialty retail	2.87
Total common stocks	98.97%
Investment company
SPDR S&P 500 ETF Trust	0.83
Short-term investment	1.07
Total investments	100.87%
Liabilities, in excess of cash and other assets	(0.87)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company was included

2  Figures represent the industry breakdown of direct investments of UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks: 98.97%
Aerospace & defense: 3.05%
General Dynamics Corp.	15,400	$1,092,784
Raytheon Co.	11,200	519,008
		1,611,792
Air freight & logistics: 1.50%
FedEx Corp.	8,500	790,585
Airlines: 0.69%
Southwest Airlines Co.	28,300	367,334
Auto components: 1.55%
Johnson Controls, Inc.	21,500	821,300
Automobiles: 1.34%
General Motors Co.*	19,200	707,712
Beverages: 1.64%
PepsiCo, Inc.	13,300	868,889
Biotechnology: 1.05%
Amgen, Inc.*	10,100	554,490
Capital markets: 4.07%
Bank of New York Mellon Corp.	26,200	791,240
Goldman Sachs Group, Inc.	5,800	975,328
Morgan Stanley	14,200	386,382
		2,152,950
Chemicals: 1.87%
Celanese Corp., Series A,	6,500	267,605
Dow Chemical Co.	21,100	720,354
		987,959
Commercial banks: 6.18%
US Bancorp	46,600	1,256,802
Wells Fargo & Co.	64,800	2,008,152
		3,264,954
Computers & peripherals: 1.87%
Hewlett-Packard Co.	14,500	610,450
Seagate Technology PLC*	25,000	375,750
		986,200
Diversified consumer services: 0.55%
Apollo Group, Inc., Class A*	7,400	292,226
Diversified financial services: 5.10%
Citigroup, Inc.*	167,800	793,694
JPMorgan Chase & Co.	44,870	1,903,386
		2,697,080

	Shares	Value
Diversified telecommunication services: 3.36%
AT&T, Inc.	60,350	$1,773,083
Electric utilities: 4.78%
American Electric Power Co., Inc.	28,100	1,011,038
Edison International	13,200	509,520
FirstEnergy Corp.	27,100	1,003,242
		2,523,800
Energy equipment & services: 3.37%
Baker Hughes, Inc.	14,400	823,248
Noble Corp.	26,700	955,059
		1,778,307
Food & staples retailing: 1.96%
Kroger Co.	46,200	1,033,032
Food products: 0.96%
Kellogg Co.	9,900	505,692
Health care equipment & supplies: 5.09%
Baxter International, Inc.	10,300	521,386
Boston Scientific Corp.*	66,500	503,405
Covidien PLC	22,600	1,031,916
Medtronic, Inc.	17,100	634,239
		2,690,946
Health care providers & services: 2.05%
UnitedHealth Group, Inc.	30,000	1,083,300
Hotels, restaurants & leisure: 2.46%
Carnival Corp.	28,200	1,300,302
Household durables: 1.60%
Fortune Brands, Inc.	14,000	843,500
Household products: 3.70%
Procter & Gamble Co.	30,400	1,955,632
Insurance: 5.54%
Aflac, Inc.	19,500	1,100,385
MetLife, Inc.	22,000	977,680
Principal Financial Group, Inc.	26,000	846,560
		2,924,625
Machinery: 3.71%
Dover Corp.	15,500	905,975
Illinois Tool Works, Inc.	19,700	1,051,980
		1,957,955
Media: 6.94%
Comcast Corp., Class A	58,700	1,289,639
Interpublic Group of Cos., Inc.*	16,200	172,044

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Media—(Concluded)
Time Warner, Inc.	38,100	$1,225,677
Viacom, Inc., Class B	24,700	978,367
		3,665,727
Metals & mining: 1.27%
Steel Dynamics, Inc.	36,800	673,440
Oil, gas & consumable fuels: 7.32%
Exxon Mobil Corp.	31,850	2,328,872
Hess Corp.	8,000	612,320
Ultra Petroleum Corp.*	19,400	926,738
		3,867,930
Personal products: 0.97%
Avon Products, Inc.	17,600	511,456
Pharmaceuticals: 5.30%
Johnson & Johnson	26,800	1,657,580
Merck & Co., Inc.	31,700	1,142,468
		2,800,048
Road & rail: 1.07%
Ryder System, Inc.	10,700	563,248
Semiconductors & semiconductor equipment: 1.86%
Applied Materials, Inc.	24,900	349,845
Marvell Technology Group Ltd.*	16,400	304,220
National Semiconductor Corp.	24,000	330,240
		984,305

	Shares	Value
Software: 2.33%
Adobe Systems, Inc.*	26,600	$818,748
Symantec Corp.*	24,600	411,804
		1,230,552
Specialty retail: 2.87%
GameStop Corp., Class A*	23,100	528,528
Lowe's Cos., Inc.	39,300	985,644
		1,514,172
Total common stocks (cost $46,131,173)		52,284,523
Investment company: 0.83%
SPDR S&P 500 ETF Trust (cost $439,247)	3,500	440,230
Short-term investment: 1.07%
Investment company: 1.07%
UBS Cash Management Prime Relationship Fund[1] (cost $565,627)	565,627	565,627
Total investments: 100.87% (cost $47,136,047)		53,290,380
Liabilities, in excess of cash and other assets: (0.87)%		(459,380)
Net assets: 100.00%		$52,831,000

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,481,829
Gross unrealized depreciation	(327,496)
Net unrealized appreciation of investments	$6,154,333

*  Non-income producing security.

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

1  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$2,293,816	$6,765,737	$8,493,926	$565,627	$692
UBS Private Money Market LLC[1]	—	9,577,023	9,577,023	—	123
	$2,293,816	$16,342,760	$18,070,949	$565,627	$815

1  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

ETF  Exchange Traded Fund

SPDR  Standard & Poor's Depository Receipts

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$52,284,523	$—	—	$52,284,523
Investment company	440,230	—	—	440,230
Short-term investment	—	565,627	—	565,627
Total	$52,724,753	$565,627	—	$53,290,380

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2010, Class A Shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 37.17% (Class A shares returned 29.59% after the deduction of the maximum sales charge), while Class Y shares returned 37.36%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 32.14% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 73; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark largely due to stock selection.

Portfolio performance summary1

What worked

•  The information technology sector was the Fund's largest source of relative outperformance during the period. An overweight to the sector relative to the benchmark, as well as positive stock selection, made strong contributions to Fund returns.

  – Successful names included F5 Networks,2 an internet solutions provider. The company's shares outperformed after F5 reported better-than-expected results in June and raised earnings guidance for the next two quarters. (For details, see "Portfolio highlights.")

  – ArcSight2 was another positive contributor during the six months. The company, which provides security and compliance management solutions, rose during the period on news that it would be acquired.

•  Stock selection in the health care sector was positive for performance, as well. The Fund maintained an underweight to health care relative to the benchmark, and avoided several stocks that suffered sharp declines during the period.

  – Among the Fund's successful positions was Questcor Pharmaceuticals, which produces drugs for central nervous system disorders. (For details, see "Portfolio highlights.")

•  The Fund's underweight to consumer staples stocks contributed to relative returns.

  – We seek out companies with attractive business models, sustainable competitive advantages and the ability to take market share. Our sector allocation is a by-product of our bottom up company research.

  – The consumer staples sector lagged the broad market during a strong period for equity returns. The Fund benefited from its reduced exposure to these stocks relative to the benchmark.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  As of December 31, 2010, this position was no longer held by the Fund.

UBS U.S. Small Cap Growth Fund

What didn't work

•  Stock selection within the industrials sector detracted from relative returns. The Fund held Landstar System and Knight Transportation, two short-haul truck carriers. Shares of both companies were up during the period, but not enough to keep pace with the more cyclically-geared transportation names, which rallied strongly as economic recovery improved.

•  The Fund's consumer discretionary stocks underperformed the market during the six months.

  – Our bottom-up research has identified names within the sector whose earnings growth, we believe, is misunderstood in this challenging time for consumers.

  – Two apparel retailers, Talbots and Men's Wearhouse, disappointed Wall Street by posting earnings that were lower-than-expected. (For details, see "Portfolio highlights.")

•  The Fund's small cash position was a hindrance during the period. In a market that rallies more than 30% in six months, any cash position can hold back returns. The Fund must maintain some cash holdings to fund purchases and redemptions, but this negatively affected relative performance during the review period.

Portfolio highlights

•  The Fund benefited from holding F5 Networks, a provider of integrated internet traffic management solutions. The company's software-based solutions manage, control and optimize internet traffic and content for its customers, while at the same time offering a layer of security protection. During the period, the company strengthened its security and WAN (Wide Area Network) optimization capabilities through a series of acquisitions. We sold the position when it became too big from a market capitalization standpoint, in accordance with portfolio guidelines.

•  Questcor Pharmaceuticals is a specialty pharmaceutical company focused on providing prescription drugs for central nervous system disorders. The company's Acthar product recently received FDA approval for the treatment of infantile spasms. Shares rose as investors focused on the growth prospects for the drug.

•  Talbots, a specialty retailer of women's apparel and accessories, saw its shares fall during the period after reporting disappointing sales and earnings. Investors were also concerned with the company's higher inventory levels.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	37.17%	38.21%	3.05%	3.70%	7.87%
Class B3	36.70	37.26	2.32	N/A	5.79 [6]
Class C4	36.58	37.27	2.30	N/A	5.31
Class Y5	37.36	38.62	3.33	3.98	6.34
After deducting maximum sales charge
Class A2	29.59%	30.64%	1.89%	3.12%	7.36%
Class B3	31.70	32.26	1.96	N/A	5.79 [6]
Class C4	35.58	36.27	2.30	N/A	5.31
Russell 2000 Growth Index[7]	32.14%	29.09%	5.30%	3.78%	3.08%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.61% and 1.41%; Class B—2.92% and 2.16%; Class C—2.51% and 2.16%; Class Y—1.22% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions , extraordinary expenses and securities loan fees and dividend expenses for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is December 31, 1998. Inception dates of Class B and Class C shares are November 7, 2001 and November 19, 2001, respectively. Inception date of Class Y shares and the index is September 30, 1997.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 2000 Growth Index is designed to measure the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of December 31, 2010

Percentage of net assets
Finisar Corp.	2.1%
Tenneco, Inc.	2.0
Riverbed Technology, Inc.	1.9
Imax Corp.	1.9
Solutia, Inc.	1.8
SM Energy Co.	1.8
Whiting Petroleum Corp.	1.7
Acme Packet, Inc.	1.6
Rovi Corp.	1.6
Cavium Networks, Inc.	1.6
Total	18.0%

Industry diversification (unaudited)2

As a percentage of net assets as of December 31, 2010

Common stocks
Aerospace & defense	0.96%
Air freight & logistics	1.38
Auto components	3.22
Biotechnology	6.22
Chemicals	1.79
Commercial banks	0.30
Commercial services & supplies	1.22
Communications equipment	7.76
Construction & engineering	1.88
Consumer finance	0.70
Containers & packaging	1.46
Distributors	1.00
Electrical equipment	4.19
Electronic equipment, instruments & components	1.15
Energy equipment & services	2.74
Food & staples retailing	2.49
Food products	2.87
Health care equipment & supplies	4.51
Health care providers & services	2.72
Health care technology	1.28
Hotels, restaurants & leisure	6.15
Household durables	0.60
Internet & catalog retail	0.84
Internet software & services	0.82
Media	2.94
Metals & mining	0.60
Oil, gas & consumable fuels	5.99
Pharmaceuticals	5.04
Real estate investment trust (REIT)	1.63
Road & rail	2.26
Semiconductors & semiconductor equipment	8.03
Software	8.17
Specialty retail	4.36
Textiles, apparel & luxury goods	1.38
Total common stocks	98.65%
Investment company
iShares Russell 2000 Growth Index Fund	0.34
Short-term investment	1.67
Investment of cash collateral from securities loaned	6.17
Total investments	106.83%
Liabilities, in excess of cash and other assets	(6.83)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks: 98.65%
Aerospace & defense: 0.96%
DigitalGlobe, Inc.*	46,500	$1,474,515
Air freight & logistics: 1.38%
Hub Group, Inc., Class A*	60,600	2,129,484
Auto components: 3.22%
Cooper Tire & Rubber Co.	77,400	1,825,092
Tenneco, Inc.*	75,900	3,124,044
		4,949,136
Biotechnology: 6.22%
Cepheid, Inc.*	76,500	1,740,375
Emergent Biosolutions, Inc.*	47,900	1,123,734
Enzon Pharmaceuticals, Inc.*[1]	54,900	668,133
Incyte Corp. Ltd.*	54,700	905,832
Micromet, Inc.*[1]	92,300	749,476
Pharmasset, Inc.*	29,100	1,263,231
Regeneron Pharmaceuticals, Inc.*	36,200	1,188,446
Seattle Genetics, Inc.*[1]	64,100	958,295
Theravance, Inc.*	38,800	972,716
		9,570,238
Chemicals: 1.79%
Solutia, Inc.*	119,600	2,760,368
Commercial banks: 0.30%
Columbia Banking System, Inc.	22,300	469,638
Commercial services & supplies: 1.22%
Clean Harbors, Inc.*	13,000	1,093,040
Tetra Tech, Inc.*	31,400	786,884
		1,879,924
Communications equipment: 7.76%
Acme Packet, Inc.*	46,600	2,477,256
Blue Coat Systems, Inc.*	34,000	1,015,580
Finisar Corp.*	109,521	3,251,678
Polycom, Inc.*	56,900	2,217,962
Riverbed Technology, Inc.*	84,600	2,975,382
		11,937,858
Construction & engineering: 1.88%
EMCOR Group, Inc.*	74,300	2,153,214
Orion Marine Group, Inc.*	63,300	734,280
		2,887,494
Consumer finance: 0.70%
Netspend Holdings, Inc.*[1]	84,500	1,083,290

	Shares	Value
Containers & packaging: 1.46%
Rock-Tenn Co., Class A	41,656	$2,247,341
Distributors: 1.00%
LKQ Corp.*	67,900	1,542,688
Electrical equipment: 4.19%
EnerSys*	64,300	2,065,316
Regal-Beloit Corp.	36,200	2,416,712
Woodward Governor Co.	52,300	1,964,388
		6,446,416
Electronic equipment, instruments & components: 1.15%
Tech Data Corp.*	40,100	1,765,202
Energy equipment & services: 2.74%
Dril-Quip, Inc.*	27,000	2,098,440
Key Energy Services, Inc.*	163,700	2,124,826
		4,223,266
Food & staples retailing: 2.49%
Fresh Market, Inc.*	47,600	1,961,120
United Natural Foods, Inc.*	51,100	1,874,348
		3,835,468
Food products: 2.87%
Diamond Foods, Inc.[1]	46,000	2,446,280
TreeHouse Foods, Inc.*	38,500	1,966,965
		4,413,245
Health care equipment & supplies: 4.51%
DexCom, Inc.*	113,500	1,549,275
HeartWare International, Inc.*	12,100	1,059,597
ResMed, Inc.*[1]	44,900	1,555,336
Thoratec Corp.*	41,800	1,183,776
Zoll Medical Corp.*	43,000	1,600,890
		6,948,874
Health care providers & services: 2.72%
Emergency Medical Services Corp., Class A*	23,100	1,492,491
HMS Holdings Corp.*	26,645	1,725,797
Mednax, Inc.*	14,400	968,976
		4,187,264
Health care technology: 1.28%
MedAssets, Inc.*	41,900	845,961
SXC Health Solutions Corp.*	26,332	1,128,590
		1,974,551

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Hotels, restaurants & leisure: 6.15%
BJ's Restaurants, Inc.*	42,000	$1,488,060
Buffalo Wild Wings, Inc.*	26,400	1,157,640
Panera Bread Co., Class A*	9,700	981,737
Texas Roadhouse, Inc.*	103,836	1,782,864
The Cheesecake Factory, Inc.*	61,700	1,891,722
WMS Industries, Inc.*	47,900	2,166,996
		9,469,019
Household durables: 0.60%
Ryland Group, Inc.	53,800	916,214
Internet & catalog retail: 0.84%
E-Commerce China Dangdang, Inc. ADR*[1]	48,000	1,299,360
Internet software & services: 0.82%
VistaPrint NV*	27,500	1,265,000
Media: 2.94%
Imax Corp.*	105,700	2,964,885
National CineMedia, Inc.	78,400	1,560,944
		4,525,829
Metals & mining: 0.60%
Steel Dynamics, Inc.	50,800	929,640
Oil, gas & consumable fuels: 5.99%
Approach Resources, Inc.*	71,400	1,649,340
Resolute Energy Corp.*[1]	148,100	2,185,956
SM Energy Co.	46,100	2,716,673
Whiting Petroleum Corp.*	22,700	2,660,213
		9,212,182
Pharmaceuticals: 5.04%
Inspire Pharmaceuticals, Inc.*	108,000	907,200
MAP Pharmaceuticals, Inc.*	56,870	952,004
Nektar Therapeutics*	78,400	1,007,440
Questcor Pharmaceuticals, Inc.*	150,400	2,215,392
Salix Pharmaceuticals Ltd.*	25,300	1,188,088
Viropharma, Inc.*	85,600	1,482,592
		7,752,716
Real estate investment trust (REIT): 1.63%
BioMed Realty Trust, Inc.	37,900	706,835
DuPont Fabros Technology, Inc.[1]	39,100	831,657
Franklin Street Properties Corp.	67,600	963,300
		2,501,792

	Shares	Value
Road & rail: 2.26%
Knight Transportation, Inc.	82,300	$1,563,700
Landstar System, Inc.	46,700	1,911,898
		3,475,598
Semiconductors & semiconductor equipment: 8.03%
Atheros Communications, Inc.*	21,200	761,504
Cavium Networks, Inc.*	65,200	2,456,736
Cirrus Logic, Inc.*[1]	98,600	1,575,628
Cymer, Inc.*	31,700	1,428,719
Mellanox Technologies Ltd.*	55,692	1,457,460
SemiLEDs Corp.*	23,100	671,055
Skyworks Solutions, Inc.*	77,000	2,204,510
Veeco Instruments, Inc.*[1]	41,800	1,795,728
		12,351,340
Software: 8.17%
Factset Research Systems, Inc.	22,300	2,090,848
NICE Systems Ltd. ADR*	56,600	1,975,340
Radiant Systems, Inc.*	109,200	2,137,044
Rovi Corp.*	39,900	2,474,199
Synchronoss Technologies, Inc.*	64,400	1,720,124
Ultimate Software Group, Inc.*	44,704	2,173,955
		12,571,510
Specialty retail: 4.36%
Chico's FAS, Inc.	119,500	1,437,585
Children's Place Retail Stores, Inc.*	20,500	1,017,620
Talbots, Inc.*	128,100	1,091,412
The Men's Wearhouse, Inc.	84,100	2,100,818
Wet Seal, Inc., Class A*	288,500	1,067,450
		6,714,885
Textiles, apparel & luxury goods: 1.38%
Phillips-Van Heusen Corp.	33,600	2,117,136
Total common stocks (cost $106,208,192)		151,828,481
Investment company: 0.34%
iShares Russell 2000 Growth Index Fund[1] (cost $529,049)	6,000	524,520
Short-term investment: 1.67%
Investment company: 1.67%
UBS Cash Management Prime Relationship Fund[2] (cost $2,564,785)	2,564,785	2,564,785

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investment of cash collateral from securities loaned: 6.17%
UBS Private Money Market Fund LLC[2] (cost $9,490,655)	9,490,655	$9,490,655
Total investments: 106.83% (cost $118,792,681)		164,408,441
Liabilities, in excess of cash and other assets: (6.83)%		(10,510,911)
Net assets: 100.00%		$153,897,530

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$48,564,748
Gross unrealized depreciation	(2,948,988)
Net unrealized appreciation of investments	$45,615,760

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2010.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$2,089,534	$27,832,476	$27,357,225	$2,564,785	$2,612
UBS Private Money Market Fund LLC[1]	6,773,043	61,831,659	59,114,047	9,490,655	104,146
	$8,862,577	$89,664,135	$86,471,272	$12,055,440	$106,758

1  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

ADR  American depositary receipt

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$151,828,481	$—	$—	$151,828,481
Investment company	524,520	—	—	524,520
Short-term investment	—	2,564,785	—	2,564,785
Investment of cash collateral from securities loaned	—	9,490,655	—	9,490,655
Total	$152,353,001	$12,055,440	$—	$164,408,441

See accompanying notes to financial statements.

The UBS Funds

December 31, 2010 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2010 to December 31, 2010.

The UBS Funds

December 31, 2010 (unaudited)

		Beginning account value July 1, 2010	Ending account value December 31, 2010	Expenses paid during period* 07/01/10 – 12/31/10	Expense ratio during period
UBS Global Equity Fund
Class A	Actual	$1,000.00	$1,244.30	$8.49	1.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.63	1.50
Class B	Actual	1,000.00	1,238.80	12.70	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.86	11.42	2.25
Class C	Actual	1,000.00	1,238.70	12.70	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.86	11.42	2.25
Class Y	Actual	1,000.00	1,246.30	6.57	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16
UBS International Equity Fund
Class A	Actual	1,000.00	1,264.20	7.13	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class B	Actual	1,000.00	1,260.60	11.40	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class C	Actual	1,000.00	1,260.30	11.39	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	10.16	2.00
Class Y	Actual	1,000.00	1,265.90	5.71	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS Market Neutral Multi-Strategy Fund
Class A	Actual	1,000.00	985.00	18.86	3.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,006.20	19.06	3.77
Class C	Actual	1,000.00	982.00	22.63	4.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,002.37	22.86	4.53
Class Y	Actual	1,000.00	987.00	17.18	3.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,007.91	17.36	3.43

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

December 31, 2010 (unaudited)

		Beginning account value July 1, 2010	Ending account value December 31, 2010	Expenses paid during period* 07/01/10 – 12/31/10	Expense ratio during period
UBS U.S. Equity Alpha Fund
Class A	Actual	$1,000.00	$1,218.30	$11.41	2.04%
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.36	2.04
Class C	Actual	1,000.00	1,215.00	15.58	2.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.14	14.14	2.79
Class Y	Actual	1,000.00	1,220.50	10.02	1.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.18	9.10	1.79
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,233.10	6.75	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class B	Actual	1,000.00	1,228.00	10.95	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class C	Actual	1,000.00	1,228.80	10.95	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class Y	Actual	1,000.00	1,234.00	5.35	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS U.S. Large Cap Value Equity Fund
Class A	Actual	1,000.00	1,217.10	6.71	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class B	Actual	1,000.00	1,213.60	10.88	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class C	Actual	1,000.00	1,212.90	10.88	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class Y	Actual	1,000.00	1,220.90	5.32	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

December 31, 2010 (unaudited)

		Beginning account value July 1, 2010	Ending account value December 31, 2010	Expenses paid during period* 07/01/10 – 12/31/10	Expense ratio during period
UBS U.S. Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,371.70	$8.37	1.40%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class B	Actual	1,000.00	1,367.00	12.83	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class C	Actual	1,000.00	1,365.80	12.82	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class Y	Actual	1,000.00	1,373.60	6.88	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2010 (unaudited)

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$101,475,757	$20,503,659	$19,254,830	$38,426,955
Affiliated issuers	993,097	646,228	8,784,814	549,430
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	1,539,915	835,957	—	—
Foreign currency, at cost	817,632	144,366	63,147	—
	$104,826,401	$22,130,210	$28,102,791	$38,976,385
Investments, at value:
Unaffiliated issuers	$123,446,769	$28,376,084	$21,940,516	$45,621,937
Affiliated issuers	993,097	646,228	8,784,814	549,430
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	1,539,915	835,957	—	—
Foreign currency, at value	832,163	148,494	65,263	—
Cash	—	—	1,335	—
Receivables:
Foreign tax reclaims	357,857	109,998	841	—
Dividends	160,686	27,788	21,074	42,125
Interest	5,632	118	1,498	60
Fund shares sold	1,470	5,012	22,403	1,000
Investment securities sold	—	—	734,784	24,461
Prepaid organizational costs	—	—	38,562	—
Variation margin	—	—	70,461	—
Cash collateral for futures contracts	—	—	57,083	—
Cash collateral for securities sold short	—	—	16,610,660	293,860
Unrealized appreciation on forward foreign currency contracts	436,944	132,849	79,743	—
Other assets	34,148	30,970	2,890	26,661
Total assets	127,808,681	30,313,498	48,431,927	46,559,534
Liabilities:
Payables:
Cash collateral from securities loaned	1,539,915	835,957	—	—
Investment securities purchased	—	—	1,235,139	87,417
Investment advisory and administration fee	88,981	1,454	12,166	18,955
Fund shares redeemed	357,040	100,574	—	288,766
Custody and fund accounting fees	10,933	8,587	18,425	11,118
Distribution and service fees	35,556	2,714	1,881	9,673
Trustees' fees	6,717	5,132	5,107	5,578
Dividends payable for securities sold short	—	—	16,595	1,178
Accrued expenses	108,463	83,325	39,064	58,518
Securities sold short, at value[2]	—	—	21,321,250	8,063,918
Unrealized depreciation on forward foreign currency contracts	692,237	130,999	21,617	—
Total liabilities	2,839,842	1,168,742	22,671,244	8,545,121
Net assets	$124,968,839	$29,144,756	$25,760,683	$38,014,413

1  The market value of securities loaned by UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund as of December 31, 2010 was $1,490,749, $805,141, $431,825 and $9,176,900, respectively.

2  Proceeds from securities sold short by UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund were $18,861,131 and $6,142,247, respectively.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$193,814,101	$46,570,420	$106,737,241
Affiliated issuers	4,665,034	565,627	2,564,785
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	441,875	—	9,490,655
Foreign currency, at cost	—	—	—
	$198,921,010	$47,136,047	$118,792,681
Investments, at value:
Unaffiliated issuers	$235,106,411	$52,724,753	$152,353,001
Affiliated issuers	4,665,034	565,627	2,564,785
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	441,875	—	9,490,655
Foreign currency, at value	—	—	—
Cash	—	—	—
Receivables:
Foreign tax reclaims	—	—	—
Dividends	166,572	48,079	21,154
Interest	516	93	12,004
Fund shares sold	193,791	5,016	441,705
Investment securities sold	152,014	48,956	3,233,189
Prepaid organizational costs	—	—	—
Variation margin	110,625	—	—
Cash collateral for futures contracts	35	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	44,143	29,021	42,757
Total assets	240,881,016	53,421,545	168,159,250
Liabilities:
Payables:
Cash collateral from securities loaned	441,875	—	9,490,655
Investment securities purchased	461,643	103,808	3,751,207
Investment advisory and administration fee	157,770	17,969	115,146
Fund shares redeemed	296,665	381,603	756,138
Custody and fund accounting fees	15,557	6,832	9,408
Distribution and service fees	8,603	14,317	10,030
Trustees' fees	8,667	5,522	6,947
Dividends payable for securities sold short	—	—	—
Accrued expenses	129,075	60,494	122,189
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	1,519,855	590,545	14,261,720
Net assets	$239,361,161	$52,831,000	$153,897,530

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2010 (unaudited)

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Net assets consist of:
Beneficial interest	$145,337,871	$37,477,774	$26,105,636	$59,726,302
Accumulated undistributed (distributions in excess of) net investment income	(248,216)	(19,177)	(239,406)	10,013
Accumulated net realized loss	(41,902,931)	(16,222,425)	(388,118)	(26,995,213)
Net unrealized appreciation	21,782,115	7,908,584	282,571	5,273,311
Net assets	$124,968,839	$29,144,756	$25,760,683	$38,014,413
Class A:
Net assets	$72,431,920	$8,821,605	$4,981,087	$19,873,480
Shares outstanding	5,768,524	1,088,942	505,577	2,326,631
Net asset value and redemption proceeds per share	$12.56	$8.10	$9.85	$8.54
Offering price per share (NAV per share plus maximum sales charge)[2]	$13.29	$8.57	$10.42	$9.04
Class B:
Net assets	$699,942	$48,027	N/A	N/A
Shares outstanding	56,857	5,772	N/A	N/A
Net asset value and offering price per share	$12.31	$8.32	N/A	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$11.69	$7.90	N/A	N/A
Class C:
Net assets	$23,190,317	$1,032,752	$920,368	$6,258,235
Shares outstanding	1,918,441	129,952	93,696	743,612
Net asset value and offering price per share	$12.09	$7.95	$9.82	$8.42
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$11.97	$7.87	$9.72	$8.34
Class Y:
Net assets	$28,646,660	$19,242,372	$19,859,228	$11,882,698
Shares outstanding	2,221,344	2,366,283	2,012,541	1,392,660
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$12.90	$8.13	$9.87	$8.53

1  UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund do not offer Class B shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the share's offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$409,848,739	$71,117,242	$163,990,915
Accumulated undistributed (distributions in excess of) net investment income	917,174	199,265	(423,920)
Accumulated net realized loss	(212,699,545)	(24,639,840)	(55,285,225)
Net unrealized appreciation	41,294,793	6,154,333	45,615,760
Net assets	$239,361,161	$52,831,000	$153,897,530
Class A:
Net assets	$24,399,124	$45,495,976	$35,491,050
Shares outstanding	1,554,136	7,075,513	2,440,456
Net asset value and redemption proceeds per share	$15.70	$6.43	$14.54
Offering price per share (NAV per share plus maximum sales charge)[2]	$16.61	$6.80	$15.39
Class B:
Net assets	$159,353	$92,881	$61,702
Shares outstanding	10,380	14,471	4,565
Net asset value and offering price per share	$15.35	$6.42	$13.52
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$14.58	$6.10	$12.84
Class C:
Net assets	$3,748,418	$5,516,285	$2,872,880
Shares outstanding	246,684	874,974	213,054
Net asset value and offering price per share	$15.20	$6.30	$13.48
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$15.05	$6.24	$13.35
Class Y:
Net assets	$211,054,266	$1,725,858	$115,471,898
Shares outstanding	13,347,482	266,876	7,643,704
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$15.81	$6.47	$15.11

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2010 (unaudited)

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Investment income:
Dividends	$930,251	$228,985	$190,694	$477,182
Interest and other	244	30	21	—
Affiliated interest	939	714	7,827	550
Securities lending-net	8,151	5,079	—	—
Foreign tax withheld	(21,229)	(9,043)	(5,443)	—
Total income	918,356	225,765	193,099	477,732
Expenses:
Advisory and administration	505,301	124,861	163,155	222,410
Service and distribution:
Class A	89,463	9,996	4,873	28,259
Class B	3,627	794	—	—
Class C	113,042	4,794	3,208	33,401
Transfer agency and related service fees:
Class A	66,739	3,147	2,369	9,186
Class B	502	139	—	—
Class C	25,248	638	653	5,415
Class Y	10,640	28,817	1,485	11,408
Custodian and fund accounting	31,564	25,721	37,681	32,790
Federal and state registration	22,185	21,682	439	16,348
Professional services	49,103	47,642	42,563	41,945
Shareholder reports	23,362	2,286	1,945	4,843
Trustees	13,293	10,177	10,096	10,845
Interest expense	—	141	—	—
Dividend expense and security loan fees for securities sold short	—	—	239,735	111,753
Amortization of organizational costs	—	—	39,200	—
Other	17,074	12,168	10,435	7,776
Total expenses	971,143	293,003	557,837	536,379
Fee waivers and/or expense reimbursements by Advisor	(11,486)	(134,421)	(125,332)	(104,007)
Net expenses	959,657	158,582	432,505	432,372
Net investment income (loss)	(41,301)	67,183	(239,406)	45,360
Net realized gain (loss) on:
Investments in unaffiliated issuers	9,736,463	2,957,630	2,448,685	3,709,581
Futures contracts	—	—	14,394	—
Securities sold short	—	—	(2,830,464)	(1,248,864)
Forward foreign currency contracts	(188,151)	102,365	1,944	—
Foreign currency transactions	34,761	(24,187)	(22,677)	—
Net realized gain (loss)	9,583,073	3,035,808	(388,118)	2,460,717
Change in net unrealized appreciation/depreciation on:
Investments	16,913,523	3,466,953	2,685,686	6,456,313
Futures contracts	—	—	(1,677)	—
Securities sold short	—	—	(2,460,119)	(818,951)
Forward foreign currency contracts	(362,024)	(64,343)	58,126	—
Translation of other assets and liabilities denominated in foreign currency	46,470	13,224	555	—
Change in net unrealized appreciation	16,597,969	3,415,834	282,571	5,637,362
Net realized and unrealized gain (loss)	26,181,042	6,451,642	(105,547)	8,098,079
Net increase (decrease) in net assets resulting from operations	$26,139,741	$6,518,825	$(344,953)	$8,143,439

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$2,069,628	$523,950	$248,784
Interest and other	—	—	—
Affiliated interest	4,836	692	2,612
Securities lending-net	446	123	104,146
Foreign tax withheld	—	—	—
Total income	2,074,910	524,765	355,542
Expenses:
Advisory and administration	902,236	198,000	625,848
Service and distribution:
Class A	30,575	55,085	39,706
Class B	804	483	325
Class C	18,302	26,398	12,930
Transfer agency and related service fees:
Class A	14,907	28,972	45,793
Class B	169	200	214
Class C	2,449	4,854	4,678
Class Y	67,708	2,646	53,162
Custodian and fund accounting	43,601	20,165	26,905
Federal and state registration	25,012	20,655	22,524
Professional services	43,205	45,877	41,945
Shareholder reports	6,356	9,356	6,521
Trustees	17,098	10,919	13,703
Interest expense	300	—	—
Dividend expense and security loan fees for securities sold short	—	—	—
Amortization of organizational costs	—	—	—
Other	16,003	6,480	13,282
Total expenses	1,188,725	430,090	907,536
Fee waivers and/or expense reimbursements by Advisor	(31,510)	(105,083)	(75,080)
Net expenses	1,157,215	325,007	832,456
Net investment income (loss)	917,695	199,758	(476,914)
Net realized gain (loss) on:
Investments in unaffiliated issuers	14,863,449	(703,540)	16,881,829
Futures contracts	255,154	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	15,118,603	(703,540)	16,881,829
Change in net unrealized appreciation/depreciation on:
Investments	32,150,322	10,463,446	26,009,824
Futures contracts	177,125	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Change in net unrealized appreciation	32,327,447	10,463,446	26,009,824
Net realized and unrealized gain (loss)	47,446,050	9,759,906	42,891,653
Net increase (decrease) in net assets resulting from operations	$48,363,745	$9,959,664	$42,414,739

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Global Equity Fund		UBS International Equity Fund		UBS Market Neutral Multi-Strategy Fund
	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six months ended December 31, 2010 (unaudited)
Operations:
Net investment income (loss)	$(41,301)	$602,937	$67,183	$442,387	$(239,406)
Net realized gain (loss)	9,583,073	27,141,705	3,035,808	19,806,830	(388,118)
Change in net unrealized appreciation/depreciation	16,597,969	(3,256,800)	3,415,834	(9,002,969)	282,571
Net increase (decrease) in net assets from operations	26,139,741	24,487,842	6,518,825	11,246,248	(344,953)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,879,257)	(1,823,227)	(283,789)	(502,754)	—
Class B:
Net investment income and net foreign currency gains	(9,881)	(16,105)	—	(14,771)	—
Class C:
Net investment income and net foreign currency gains	(440,427)	(531,429)	(24,784)	(58,439)	—
Class Y:
Net investment income and net foreign currency gains	(789,580)	(1,055,564)	(650,195)	(2,971,270)	—
Decrease in net assets from dividends and distributions	(3,119,145)	(3,426,325)	(958,768)	(3,547,234)	—
Beneficial interest transactions:
Proceeds from shares sold	1,073,124	5,126,587	1,616,831	5,021,294	27,484,400
Shares issued on reinvestment of dividends and distributions	2,899,995	3,259,302	929,545	3,488,259	—
Cost of shares redeemed	(13,464,463)	(80,709,652)	(5,634,595)	(65,141,997)	(1,384,071)
Redemption fees	587	2,824	545	42	5,307
Net increase (decrease) in net assets resulting from beneficial interest transactions	(9,490,757)	(72,320,939)	(3,087,674)	(56,632,402)	26,105,636
Increase (decrease) in net assets	13,529,839	(51,259,422)	2,472,383	(48,933,388)	25,760,683
Net assets, beginning of period	111,439,000	162,698,422	26,672,373	75,605,761	—
Net assets, end of period	$124,968,839	$111,439,000	$29,144,756	$26,672,373	$25,760,683
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(248,216)	$2,912,230	$(19,177)	$872,408	$(239,406)

The UBS Funds

Financial statements

	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund
	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010
Operations:
Net investment income (loss)	$45,360	$(50,043)	$917,695	$1,698,358
Net realized gain (loss)	2,460,717	30,810,569	15,118,603	23,744,545
Change in net unrealized appreciation/depreciation	5,637,362	(6,659,609)	32,327,447	13,507,829
Net increase (decrease) in net assets from operations	8,143,439	24,100,917	48,363,745	38,950,732
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—	(114,184)	(615,929)
Class B:
Net investment income and net foreign currency gains	—	—	—	(1,397)
Class C:
Net investment income and net foreign currency gains	—	—	—	(72,171)
Class Y:
Net investment income and net foreign currency gains	(35,347)	—	(1,583,968)	(5,270,317)
Decrease in net assets from dividends and distributions	(35,347)	—	(1,698,152)	(5,959,814)
Beneficial interest transactions:
Proceeds from shares sold	990,385	7,197,109	24,153,461	27,903,444
Shares issued on reinvestment of dividends and distributions	35,347	—	1,683,135	5,904,189
Cost of shares redeemed	(13,000,732)	(127,363,698)	(48,656,445)	(108,531,808)
Redemption fees	988	1,582	6,182	31,717
Net increase (decrease) in net assets resulting from beneficial interest transactions	(11,974,012)	(120,165,007)	(22,813,667)	(74,692,458)
Increase (decrease) in net assets	(3,865,920)	(96,064,090)	23,851,926	(41,701,540)
Net assets, beginning of period	41,880,333	137,944,423	215,509,235	257,210,775
Net assets, end of period	$38,014,413	$41,880,333	$239,361,161	$215,509,235
Net assets include accumulated undistributed (distributions in excess of) net investment income	$10,013	$—	$917,174	$1,697,631

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Large Cap Value Equity Fund		UBS U.S. Small Cap Growth Fund
	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010
Operations:
Net investment income (loss)	$199,758	$425,248	$(476,914)	$(1,373,343)
Net realized gain (loss)	(703,540)	(1,295,466)	16,881,829	15,023,871
Change in net unrealized appreciation/depreciation	10,463,446	6,741,046	26,009,824	24,224,475
Net increase in net assets from operations	9,959,664	5,870,828	42,414,739	37,875,003
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(399,917)	(1,002,633)	—	—
Class B:
Net investment income and net foreign currency gains	—	(896)	—	—
Class C:
Net investment income and net foreign currency gains	(5,988)	(78,334)	—	—
Class Y:
Net investment income and net foreign currency gains	(19,421)	(54,618)	—	—
Decrease in net assets from dividends and distributions	(425,326)	(1,136,481)	—	—
Beneficial interest transactions:
Proceeds from shares sold	172,643	749,584	15,116,669	29,302,395
Shares issued on reinvestment of dividends and distributions	373,491	1,014,890	—	—
Cost of shares redeemed	(4,760,077)	(10,789,645)	(29,360,325)	(119,644,217)
Redemption fees	165	364	5,727	19,963
Net decrease in net assets resulting from beneficial interest transactions	(4,213,778)	(9,024,807)	(14,237,929)	(90,321,859)
Increase (decrease) in net assets	5,320,560	(4,290,460)	28,176,810	(52,446,856)
Net assets, beginning of year	47,510,440	51,800,900	125,720,720	178,167,576
Net assets, end of period	$52,831,000	$47,510,440	$153,897,530	$125,720,720
Net assets include accumulated undistributed (distributions in excess of) net investment income	$199,265	$424,833	$(423,920)	$52,994

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UBS Global Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.36	$9.46	$13.54	$15.47	$12.99	$11.63
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[3]	0.05	0.10	0.15	0.13	0.11
Net realized and unrealized gain (loss) from investment activities	2.53	1.12	(3.57)	(2.08)	2.47	1.32
Total income (loss) from investment operations	2.53	1.17	(3.47)	(1.93)	2.60	1.43
Less dividends and distributions:
From net investment income	(0.33)	(0.27)	(0.61)	—	(0.12)	(0.07)
Net asset value, end of period	$12.56	$10.36	$9.46	$13.54	$15.47	$12.99
Total investment return[2]	24.43%	12.05%	(24.86)%	(12.48)%	20.11%	12.35%
Ratios/Supplemental data:
Net assets, end of period (000's)	$72,432	$64,979	$72,280	$117,601	$168,208	$173,052
Ratios of expenses to average net assets:
Before expense reimbursement	1.52%[4]	1.55%	1.48%	1.31%	1.35%	1.37%
Net of expense reimbursement	1.50%[4]	1.50%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.00)%[4,5]	0.47%	1.10%	0.98%	0.91%	0.88%
Portfolio turnover rate	35%	83%	76%	66%	32%	48%
	Class B
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.08	$9.22	$13.13	$15.11	$12.69	$11.39
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.04)	0.02	0.02	0.01	0.02
Net realized and unrealized gain (loss) from investment activities	2.45	1.09	(3.43)	(2.00)	2.43	1.28
Total income (loss) from investment operations	2.41	1.05	(3.41)	(1.98)	2.44	1.30
Less dividends and distributions:
From net investment income	(0.18)	(0.19)	(0.50)	—	(0.02)	—
Net asset value, end of period	$12.31	$10.08	$9.22	$13.13	$15.11	$12.69
Total investment return[2]	23.88%	11.27%	(25.39)%	(13.10)%	19.25%	11.41%
Ratios/Supplemental data:
Net assets, end of period (000's)	$700	$733	$1,254	$3,814	$7,439	$13,672
Ratios of expenses to average net assets:
Before expense reimbursement/recoupment	2.22%[4]	2.27%	2.25%	2.05%	2.17%	2.35%
Net of expense reimbursement/recoupment	2.25%[4,6]	2.25%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.75)%[4]	(0.34)%	0.26%	0.17%	0.10%	0.13%
Portfolio turnover rate	35%	83%	76%	66%	32%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS Global Equity Fund

Financial highlights

	Class C
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.94	$9.13	$13.05	$15.02	$12.65	$11.35
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.03)	0.03	0.03	0.02	0.02
Net realized and unrealized gain (loss) from investment activities	2.42	1.07	(3.44)	(2.00)	2.42	1.28
Total income (loss) from investment operations	2.38	1.04	(3.41)	(1.97)	2.44	1.30
Less dividends and distributions:
From net investment income	(0.23)	(0.23)	(0.51)	—	(0.07)	—
Net asset value, end of period	$12.09	$9.94	$9.13	$13.05	$15.02	$12.65
Total investment return[2]	23.87%	11.29%	(25.46)%	(13.12)%	19.28%	11.45%
Ratios/Supplemental data:
Net assets, end of period (000's)	$23,190	$20,499	$22,519	$35,900	$52,378	$56,836
Ratios of expenses to average net assets:
Before expense reimbursement	2.30%[4]	2.34%	2.30%	2.11%	2.14%	2.20%
Net of expense reimbursement	2.25%[4]	2.25%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.75)%[4]	(0.28)%	0.34%	0.23%	0.16%	0.13%
Portfolio turnover rate	35%	83%	76%	66%	32%	48%
	Class Y
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.65	$9.69	$13.84	$15.78	$13.23	$11.83
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.08	0.13	0.19	0.17	0.15
Net realized and unrealized gain (loss) from investment activities	2.60	1.16	(3.63)	(2.13)	2.52	1.34
Total income (loss) from investment operations	2.62	1.24	(3.50)	(1.94)	2.69	1.49
Less dividends and distributions:
From net investment income	(0.37)	(0.28)	(0.65)	—	(0.14)	(0.09)
Net asset value, end of period	$12.90	$10.65	$9.69	$13.84	$15.78	$13.23
Total investment return[2]	24.63%	12.51%	(24.52)%	(12.29)%	20.44%	12.67%
Ratios/Supplemental data:
Net assets, end of period (000's)	$28,647	$25,227	$66,646	$164,307	$180,027	$180,990
Ratios of expenses to average net assets:
Before expense reimbursement/recoupment	1.16%[4]	1.15%	1.08%	0.96%	0.99%	0.99%
Net of expense reimbursement/recoupment	1.16%[4]	1.15%	1.00%	1.00%[6]	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	0.34%[4]	0.67%	1.27%	1.29%	1.16%	1.14%
Portfolio turnover rate	35%	83%	76%	66%	32%	48%

3  Amount represents less than $0.005 per share.

4  Annualized.

5  Amount represents less than 0.005%.

6  The investment manager recouped expenses previously reimbursed by the manager on behalf of the Fund, not to exceed the expense cap in effect at the time of reimbursement.

See accompanying notes to financial statements.

UBS International Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.62	$6.48	$9.97	$12.99	$10.98	$9.48
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.06	0.10	0.17	0.17	0.16
Net realized and unrealized gain (loss) from investment activities	1.73	0.54	(2.89)	(1.83)	2.47	1.81
Total income (loss) from investment operations	1.74	0.60	(2.79)	(1.66)	2.64	1.97
Less dividends and distributions:
From net investment income	(0.26)	(0.46)	(0.16)	(0.20)	(0.11)	(0.10)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)	(0.37)
Total dividends and distributions	(0.26)	(0.46)	(0.70)	(1.36)	(0.63)	(0.47)
Net asset value, end of period	$8.10	$6.62	$6.48	$9.97	$12.99	$10.98
Total investment return[2]	26.42%	8.65%	(26.75)%	(13.93)%	(24.84)%	20.93%
Ratios/Supplemental data:
Net assets, end of period (000's)	$8,822	$6,875	$7,809	$17,023	$26,564	$23,539
Ratios of expenses to average net assets:
Before expense reimbursement	2.04%[3]	1.76%	1.57%	1.32%	1.38%[4]	1.48%
Net of expense reimbursement	1.25%[3]	1.25%	1.25%	1.25%	1.26%[4]	1.25%
Ratio of net investment income (loss) to average net assets	0.32%[3]	0.83%	1.50%	1.43%	1.42%	1.52%
Portfolio turnover rate	37%	71%	124%	55%	72%	69%
	Class B
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.60	$6.49	$9.79	$12.81	$10.82	$9.34
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.01	0.06	0.08	0.06	0.08
Net realized and unrealized gain (loss) from investment activities	1.73	0.54	(2.82)	(1.79)	2.46	1.77
Total income (loss) from investment operations	1.72	0.55	(2.76)	(1.71)	2.52	1.85
Less dividends and distributions:
From net investment income	—	(0.44)	—	(0.15)	(0.01)	—
From net realized gains	—	—	(0.54)	(1.16)	(0.52)	(0.37)
Total dividends and distributions	—	(0.44)	(0.54)	(1.31)	(0.53)	(0.37)
Net asset value, end of period	$8.32	$6.60	$6.49	$9.79	$12.81	$10.82
Total investment return[2]	26.06%	7.85%	(27.30)%	(14.55)%	23.97%	19.86%
Ratios/Supplemental data:
Net assets, end of period (000's)	$48	$208	$218	$324	$555	$732
Ratios of expenses to average net assets:
Before expense reimbursement	2.89%[3]	2.56%	2.52%	2.25%	2.25%[4]	2.22%
Net of expense reimbursement	2.00%[3]	2.00%	2.00%	2.00%	2.01%[4]	2.00%
Ratio of net investment income (loss) to average net assets	(0.33)%[3]	0.08%	0.93%	0.67%	0.51%	0.77%
Portfolio turnover rate	37%	71%	124%	55%	72%	69%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less

UBS International Equity Fund

Financial highlights

	Class C
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.47	$6.34	$9.69	$12.71	$10.76	$9.30
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.01	0.05	0.09	0.08	0.08
Net realized and unrealized gain (loss) from investment activities	1.70	0.53	(2.80)	(1.79)	2.42	1.77
Total income (loss) from investment operations	1.68	0.54	(2.75)	(1.70)	2.50	1.85
Less dividends and distributions:
From net investment income	(0.20)	(0.41)	(0.06)	(0.16)	(0.03)	(0.02)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)	(0.37)
Total dividends and distributions	(0.20)	(0.41)	(0.60)	(1.32)	(0.55)	(0.39)
Net asset value, end of period	$7.95	$6.47	$6.34	$9.69	$12.71	$10.76
Total investment return[2]	26.03%	7.86%	(27.33)%	(14.51)%	23.85%	19.93%
Ratios/Supplemental data:
Net assets, end of period (000's)	$1,033	$866	$914	$1,949	$2,576	$2,412
Ratios of expenses to average net assets:
Before expense reimbursement	2.84%[3]	2.56%	2.38%	2.13%	2.16%[4]	2.17%
Net of expense reimbursement	2.00%[3]	2.00%	2.00%	2.00%	2.01%[4]	2.01%
Ratio of net investment income (loss) to average net assets	(0.42)%[3]	0.10%	0.75%	0.75%	0.66%	0.77%
Portfolio turnover rate	37%	71%	124%	55%	72%	69%
	Class Y
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.65	$6.51	$10.05	$13.07	$11.04	$9.55
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.06	0.12	0.21	0.20	0.19
Net realized and unrealized gain (loss) from investment activities	1.74	0.57	(2.91)	(1.85)	2.49	1.79
Total income (loss) from investment operations	1.76	0.63	(2.79)	(1.64)	2.69	1.98
Less dividends and distributions:
From net investment income	(0.28)	(0.49)	(0.21)	(0.22)	(0.14)	(0.12)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)	(0.37)
Total dividends and distributions	(0.28)	(0.49)	(0.75)	(1.38)	(0.66)	(0.49)
Net asset value, end of period	$8.13	$6.65	$6.51	$10.05	$13.07	$11.04
Total investment return[2]	26.59%	8.94%	(26.62)%	(13.63)%	24.83%	21.22%
Ratios/Supplemental data:
Net assets, end of period (000's)	$19,242	$18,724	$66,665	$129,573	$172,150	$147,397
Ratios of expenses to average net assets:
Before expense reimbursement	2.01%[3]	1.55%	1.42%	1.13%	1.16%[4]	1.19%
Net of expense reimbursement	1.00%[3]	1.00%	1.00%	1.00%	1.01%[4]	1.00%
Ratio of net investment income (loss) to average net assets	0.58%[3]	0.84%	1.81%	1.79%	1.63%	1.77%
Portfolio turnover rate	37%	71%	124%	55%	72%	69%

than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense of 0.01%.

See accompanying notes to financial statements.

UBS Market Neutral Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class C	Class Y
	Six months ended December 31, 2010 (unaudited)	Six months ended December 31, 2010 (unaudited)	Six months ended December 31, 2010 (unaudited)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.15)	(0.09)
Net realized and unrealized gain (loss) from investment activities	(0.05)	(0.03)	(0.04)
Total loss from investment operations	(0.16)	(0.18)	(0.13)
Redemption fees	0.01	—	—
Net asset value, end of period	$9.85	$9.82	$9.87
Total investment return[2]	(1.50)%	(1.80)%	(1.30)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$4,981	$920	$19,859
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	4.85%[3]	5.67%[3]	4.43%[3]
Net of expense reimbursement and after dividend expense and security loan fees for securities sold short	3.77%[3]	4.53%[3]	3.43%[3]
Net of expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%[3]	2.50%[3]	1.50%[3]
Ratio of net investment loss to average net assets	(2.16)%[3]	(2.99)%[3]	(1.87)%[3]
Portfolio turnover rate	262%	262%	262%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

This page has been left blank intentionally.

UBS U.S. Equity Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2010	Year ended June 30,			For the period ended
	(unaudited)	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$7.01	$6.31	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.01)	0.04	0.05	0.02
Net realized and unrealized gain (loss) from investment activities	1.52	0.71	(2.48)	(2.10)	1.55
Total income (loss) from investment operations	1.53	0.70	(2.44)	(2.05)	1.57
Less dividends and distributions:
From net investment income	—	—	(0.07)	(0.03)	(0.01)
From net realized gains	—	—	—	(0.65)	(0.01)
Total dividends and distributions	—	—	(0.07)	(0.68)	(0.02)
Net asset value, end of period	$8.54	$7.01	$6.31	$8.82	$11.55
Total investment return[2]	21.83%	11.09%	(27.52)%	(18.49)%	15.73%
Ratios/Supplemental data:
Net assets, end of period (000's)	$19,873	$22,938	$33,137	$93,344	$187,444
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.50%[4]	2.44%	2.47%	1.93%	1.93%[4]
Net of expense reimbursement and after dividend expense and security loan fees for securities sold short	2.04%[4]	2.24%	2.24%	1.93%	1.88%[4]
Net of expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%[4]	1.50%	1.50%	1.50%	1.50%[4]
Ratio of net investment income (loss) to average net assets	0.27%[4]	(0.10)%	0.63%	0.47%	0.30%[4]
Portfolio turnover rate	41%	130%	154%	72%	81%

	Class Y
	Six months ended December 31, 2010	Year ended June 30,			For the period ended
	(unaudited)	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$7.01	$6.30	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.02	0.01	0.00[5]	0.08	0.04
Net realized and unrealized gain (loss) from investment activities	1.53	0.70	(2.41)	(2.10)	1.54
Total income (loss) from investment operations	1.55	0.71	(2.41)	(2.02)	1.58
Less dividends and distributions:
From net investment income	(0.03)	—	(0.11)	(0.06)	(0.02)
From net realized gains	—	—	—	(0.65)	(0.01)
Total dividends and distributions	(0.03)	—	(0.11)	(0.71)	(0.03)
Net asset value, end of period	$8.53	$7.01	$6.30	$8.82	$11.55
Total investment return[2]	22.05%	11.27%	(27.22)%	(18.34)%	15.88%
Ratios/Supplemental data:
Net assets, end of period (000's)	$11,883	$12,132	$95,804	$9,121	$5,405
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.35%[4]	2.16%	2.33%	1.70%	1.67%[4]
Net of expense reimbursement and after dividend expense and security loan fees for securities sold short	1.79%[4]	2.00%	2.25%	1.70%	1.67%[4]
Net of expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%[4]	1.25%	1.25%	1.25%	1.25%[4]
Ratio of net investment income to average net assets	0.51%[4]	0.12%	0.07%	0.74%	0.43%[4]
Portfolio turnover rate	41%	130%	154%	72%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Equity Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2010	Year ended June 30,			For the period ended
	(unaudited)	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$6.93	$6.29	$8.74	$11.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.06)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.51	0.70	(2.44)	(2.08)	1.55
Total income (loss) from investment operations	1.49	0.64	(2.45)	(2.11)	1.51
Less dividends and distributions:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	(0.65)	(0.01)
Total dividends and distributions	—	—	—	(0.65)	(0.01)
Net asset value, end of period	$8.42	$6.93	$6.29	$8.74	$11.50
Total investment return[2]	21.50%	10.18%	(28.03)%	(19.11)%	15.12%
Ratios/Supplemental data:
Net assets, end of period (000's)	$6,258	$6,810	$9,003	$22,823	$42,750
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	3.33%[4]	3.27%	3.30%	2.74%	2.72%[4]
Net of expense reimbursement and after dividend expense and security loan fees for securities sold short	2.79%[4]	2.98%	2.99%	2.68%	2.64%[4]
Net of expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%[4]	2.25%	2.25%	2.25%	2.25%[4]
Ratio of net investment income (loss) to average net assets	(0.49)%[4]	(0.85)%	(0.12)%	(0.28)%	(0.44)%[4]
Portfolio turnover rate	41%	130%	154%	72%	81%

3  For the period September 26, 2006 (commencement of operations) through June 30, 2007.

4  Annualized.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.79	$11.48	$16.63	$21.19	$18.24	$17.27
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.06	0.13	0.16	0.15	0.10
Net realized and unrealized gain (loss) from investment activities	2.94	1.54	(4.84)	(3.68)	3.52	1.39
Total income (loss) from investment operations	2.98	1.60	(4.71)	(3.52)	3.67	1.49
Less dividends and distributions:
From net investment income	(0.07)	(0.29)	(0.07)	(0.16)	(0.10)	(0.11)
From net realized gains	—	—	(0.37)	(0.88)	(0.62)	(0.41)
Total dividends and distributions	(0.07)	(0.29)	(0.44)	(1.04)	(0.72)	(0.52)
Net asset value, end of period	$15.70	$12.79	$11.48	$16.63	$21.19	$18.24
Total investment return[2]	23.31%	13.75%	(28.04)%	(17.17)%	20.39%	8.62%
Ratios/Supplemental data:
Net assets, end of period (000's)	$24,399	$23,164	$34,406	$90,558	$158,138	$88,968
Ratios of expenses to average net assets:
Before expense reimbursement/recoupment	1.28%[4]	1.33%	1.28%	1.16%	1.18%	1.20%
Net of expense reimbursement/recoupment	1.20%[4]	1.20%	1.28%	1.16%	1.18%	1.24%[5]
Ratio of net investment income (loss) to average net assets	0.59%[4]	0.47%	1.05%	0.83%	0.75%	0.54%
Portfolio turnover rate	23%	50%	62%	47%	34%	50%
	Class B
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.50	$11.14	$16.20	$20.66	$17.84	$16.94
Income (loss) from investment operations:
Net investment Income (loss)[1]	(0.01)	(0.04)	0.04	0.01	0.00[3]	(0.04)
Net realized and unrealized gain (loss) from investment activities	2.86	1.49	(4.71)	(3.58)	3.44	1.35
Total income (loss) from investment operations	2.85	1.45	(4.67)	(3.57)	3.44	1.31
Less dividends and distributions:
From net investment income	—	(0.09)	(0.02)	(0.01)	—	—
From net realized gains	—	—	(0.37)	(0.88)	(0.62)	(0.41)
Total dividends and distributions	—	(0.09)	(0.39)	(0.89)	(0.62)	(0.41)
Net asset value, end of period	$15.35	$12.50	$11.14	$16.20	$20.66	$17.84
Total investment return[2]	22.80%	12.96%	(28.61)%	(17.79)%	19.50%	7.73%
Ratios/Supplemental data:
Net assets, end of period (000's)	$159	$170	$265	$635	$870	$989
Ratios of expenses to average net assets:
Before expense reimbursement/recoupment	2.11%[4]	2.10%	2.02%	1.93%	1.95%	1.92%
Net of expense reimbursement/recoupment	1.95%[4]	1.95%	2.02%	1.93%	1.95%	2.01%[5]
Ratio of net investment income (loss) to average net assets	(0.15)%[4]	(0.28)%	0.33%	0.07%	(0.01)%	(0.23)%
Portfolio turnover rate	23%	50%	62%	47%	34%	50%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.37	$11.14	$16.21	$20.66	$17.83	$16.93
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.04)	0.04	0.02	0.00[3]	(0.04)
Net realized and unrealized gain (loss) from investment activities	2.84	1.50	(4.71)	(3.59)	3.45	1.36
Total income (loss) from investment operations	2.83	1.46	(4.67)	(3.57)	3.45	1.32
Less dividends and distributions:
From net investment income	—	(0.23)	(0.03)	—	—	(0.01)
From net realized gains	—	—	(0.37)	(0.88)	(0.62)	(0.41)
Total dividends and distributions	—	(0.23)	(0.40)	(0.88)	(0.62)	(0.42)
Net asset value, end of period	$15.20	$12.37	$11.14	$16.21	$20.66	$17.83
Total investment return[2]	22.88%	12.92%	(28.57)%	(17.76)%	19.56%	7.79%
Ratios/Supplemental data:
Net assets, end of period (000's)	$3,748	$3,539	$4,719	$6,382	$10,591	$5,977
Ratios of expenses to average net assets:
Before expense reimbursement/recoupment	2.04%[4]	2.01%	1.96%	1.91%	1.92%	1.96%
Net of expense reimbursement/recoupment	1.95%[4]	1.95%	1.96%	1.91%	1.92%	1.98%[5]
Ratio of net investment income (loss) to average net assets	(0.17)%[4]	(0.28)%	0.35%	0.09%	0.01%	(0.20)%
Portfolio turnover rate	23%	50%	62%	47%	34%	50%
	Class Y
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.91	$11.62	$16.85	$21.44	$18.43	$17.42
Income (loss) from investment operations:
Net investment Income (loss)[1]	0.06	0.10	0.17	0.22	0.21	0.15
Net realized and unrealized gain (loss) from investment activities	2.96	1.56	(4.91)	(3.72)	3.56	1.40
Total income (loss) from investment operations	3.02	1.66	(4.74)	(3.50)	3.77	1.55
Less dividends and distributions:
From net investment income	(0.12)	(0.37)	(0.12)	(0.21)	(0.14)	(0.13)
From net realized gains	—	—	(0.37)	(0.88)	(0.62)	(0.41)
Total dividends and distributions	(0.12)	(0.37)	(0.49)	(1.09)	(0.76)	(0.54)
Net asset value, end of period	$15.81	$12.91	$11.62	$16.85	$21.44	$18.43
Total investment return[2]	23.40%	14.04%	(27.85)%	(16.87)%	20.73%	8.91%
Ratios/Supplemental data:
Net assets, end of period (000's)	$211,054	$188,636	$217,821	$645,803	$833,023	$543,099
Ratios of expenses to average net assets:
Before expense reimbursement/recoupment	0.97%[4]	0.99%	0.96%	0.87%	0.89%	0.92%
Net of expense reimbursement/recoupment	0.95%[4]	0.95%	0.96%	0.87%	0.89%	0.97%[5]
Ratio of net investment income (loss) to average net assets	0.83%[4]	0.72%	1.39%	1.13%	1.04%	0.81%
Portfolio turnover rate	23%	50%	62%	47%	34%	50%

3  Amount represents less than $0.005 per share.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap in effect at the time of reimbursement.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.33	$4.94	$8.42	$11.66	$10.54	$10.48
Income (loss) from investment operations:
Net investment income[1]	0.03	0.05	0.11	0.14	0.13	0.11
Net realized and unrealized gain (loss) from investment activities	1.13	0.46	(2.66)	(2.25)	2.03	1.12
Total income (loss) from investment operations	1.16	0.51	(2.55)	(2.11)	2.16	1.23
Less dividends and distributions:
From net investment income	(0.06)	(0.12)	(0.06)	(0.14)	(0.11)	(0.12)
From net realized gains	—	—	(0.87)	(0.99)	(0.93)	(1.05)
Total dividends and distributions	(0.06)	(0.12)	(0.93)	(1.13)	(1.04)	(1.17)
Net asset value, end of period	$6.43	$5.33	$4.94	$8.42	$11.66	$10.54
Total investment return[2]	21.71%	10.16%	(29.74)%	(19.38)%	21.20%	12.13%
Ratios/Supplemental data:
Net assets, end of period (000's)	$45,496	$41,012	$43,951	$78,989	$113,213	$105,709
Ratios of expenses to average net assets:
Before expense reimbursement	1.60%[4]	1.61%	1.52%	1.32%	1.29%	1.31%
Net of expense reimbursement	1.20%[4]	1.20%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	0.85%[4]	0.83%	1.89%	1.35%	1.12%	1.07%
Portfolio turnover rate	40%	70%	67%	52%	27%	41%
	Class B
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.29	$4.87	$8.33	$11.50	$10.39	$10.31
Income (loss) from investment operations:
Net investment income[1]	0.00[3]	0.00[3]	0.06	0.06	0.04	0.03
Net realized and unrealized gain (loss) from investment activities	1.13	0.45	(2.62)	(2.21)	2.00	1.10
Total income (loss) from investment operations	1.13	0.45	(2.56)	(2.15)	2.04	1.13
Less dividends and distributions:
From net investment income	—	(0.03)	(0.03)	(0.03)	—	—
From net realized gains	—	—	(0.87)	(0.99)	(0.93)	(1.05)
Total dividends and distributions	—	(0.03)	(0.90)	(1.02)	(0.93)	(1.05)
Net asset value, end of period	$6.42	$5.29	$4.87	$8.33	$11.50	$10.39
Total investment return[2]	21.36%	9.18%	(30.23)%	(19.92)%	20.21%	11.25%
Ratios/Supplemental data:
Net assets, end of period (000's)	$93	$94	$247	$471	$1,061	$1,978
Ratios of expenses to average net assets:
Before expense reimbursement	2.63%[4]	2.62%	2.48%	2.17%	2.19%	2.15%
Net of expense reimbursement	1.95%[4]	1.95%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	0.09%[4]	0.09%	1.14%	0.59%	0.39%	0.32%
Portfolio turnover rate	40%	70%	67%	52%	27%	41%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less

UBS U.S. Large Cap Value Equity Fund

Financial highlights

	Class C
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.20	$4.83	$8.26	$11.42	$10.34	$10.30
Income (loss) from investment operations:
Net investment income[1]	0.00[3]	0.00[3]	0.06	0.06	0.04	0.03
Net realized and unrealized gain (loss) from investment activities	1.11	0.45	(2.60)	(2.18)	1.99	1.10
Total income (loss) from investment operations	1.11	0.45	(2.54)	(2.12)	2.03	1.13
Less dividends and distributions:
From net investment income	(0.01)	(0.08)	(0.02)	(0.05)	(0.02)	(0.04)
From net realized gains	—	—	(0.87)	(0.99)	(0.93)	(1.05)
Total dividends and distributions	(0.01)	(0.08)	(0.89)	(1.04)	(0.95)	(1.09)
Net asset value, end of period	$6.30	$5.20	$4.83	$8.26	$11.42	$10.34
Total investment return[2]	21.29%	9.08%	(30.25)%	(19.83)%	20.24%	11.26%
Ratios/Supplemental data:
Net assets, end of period (000's)	$5,516	$4,889	$5,429	$9,795	$15,919	$15,683
Ratios of expenses to average net assets:
Before expense reimbursement	2.40%[4]	2.41%	2.33%	2.10%	2.06%	2.08%
Net of expense reimbursement	1.95%[4]	1.95%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	0.10%[4]	0.08%	1.13%	0.60%	0.37%	0.32%
Portfolio turnover rate	40%	70%	67%	52%	27%	41%
	Class Y
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.36	$4.97	$8.46	$11.71	$10.58	$10.52
Income (loss) from investment operations:
Net investment income[1]	0.03	0.06	0.12	0.16	0.15	0.14
Net realized and unrealized gain (loss) from investment activities	1.15	0.47	(2.67)	(2.25)	2.05	1.12
Total income (loss) from investment operations	1.18	0.53	(2.55)	(2.09)	2.20	1.26
Less dividends and distributions:
From net investment income	(0.07)	(0.14)	(0.07)	(0.17)	(0.14)	(0.15)
From net realized gains	—	—	(0.87)	(0.99)	(0.93)	(1.05)
Total dividends and distributions	(0.07)	(0.14)	(0.94)	(1.16)	(1.07)	(1.20)
Net asset value, end of period	$6.47	$5.36	$4.97	$8.46	$11.71	$10.58
Total investment return[2]	22.09%	10.39%	(29.53)%	(19.15)%	21.52%	12.37%
Ratios/Supplemental data:
Net assets, end of period (000's)	$1,726	$1,515	$2,174	$5,694	$9,074	$7,172
Ratios of expenses to average net assets:
Before expense reimbursement	1.54%[4]	1.50%	1.45%	1.13%	1.06%	1.06%
Net of expense reimbursement	0.95%[4]	0.95%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	1.10%[4]	1.07%	2.08%	1.60%	1.36%	1.32%
Portfolio turnover rate	40%	70%	67%	52%	27%	41%

than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.60	$8.56	$13.31	$15.94	$14.41	$13.65
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.10)	(0.06)	(0.12)	(0.14)	(0.12)
Net realized and unrealized gain (loss) from investment activities	3.99	2.14	(4.69)	(1.47)	2.14	1.45
Total income (loss) from investment operations	3.94	2.04	(4.75)	(1.59)	2.00	1.33
Less dividends and distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)	(0.57)
Net asset value, end of period	$14.54	$10.60	$8.56	$13.31	$15.94	$14.41
Total investment return[2]	37.17%	23.83%	(35.68)%	(10.25)%	14.18%	9.88%
Ratios/Supplemental data:
Net assets, end of period (000's)	$35,491	$28,586	$41,141	$92,759	$149,362	$151,731
Ratios of expenses to average net assets:
Before expense reimbursement	1.65%[4]	1.60%	1.67%	1.47%	1.65%	1.50%
Net of expense reimbursement	1.40%[4]	1.40%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(0.88)%[4]	(1.00)%	(0.60)%	(0.81)%	(0.93)%	(0.82)%
Portfolio turnover rate	31%	72%	73%	51%	34%	49%
	Class B
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.89	$8.05	$12.59	$15.25	$13.91	$13.29
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.17)	(0.12)	(0.22)	(0.24)	(0.22)
Net realized and unrealized gain (loss) from investment activities	3.72	2.01	(4.42)	(1.40)	2.05	1.41
Total income (loss) from investment operations	3.63	1.84	(4.54)	(1.62)	1.81	1.19
Less dividends and distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)	(0.57)
Net asset value, end of period	$13.52	$9.89	$8.05	$12.59	$15.25	$13.91
Total investment return[2]	36.70%	22.86%	(36.06)%	(10.94)%	13.32%	9.09%
Ratios/Supplemental data:
Net assets, end of period (000's)	$62	$74	$177	$661	$1,798	$5,598
Ratios of expenses to average net assets:
Before expense reimbursement	2.76%[4]	2.91%	2.55%	2.20%	2.29%	2.39%
Net of expense reimbursement	2.15%[4]	2.15%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.63)%[4]	(1.75)%	(1.38)%	(1.58)%	(1.69)%	(1.57)%
Portfolio turnover rate	31%	72%	73%	51%	34%	49%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.87	$8.03	$12.57	$15.23	$13.89	$13.28
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.17)	(0.12)	(0.21)	(0.24)	(0.22)
Net realized and unrealized gain (loss) from investment activities	3.70	2.01	(4.42)	(1.41)	2.05	1.40
Total income (loss) from investment operations	3.61	1.84	(4.54)	(1.62)	1.81	1.18
Less dividends and distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)	(0.57)
Net asset value, end of period	$13.48	$9.87	$8.03	$12.57	$15.23	$13.89
Total investment return[2]	36.58%	22.91%	(36.11)%	(10.95)%	13.33%	9.02%
Ratios/Supplemental data:
Net assets, end of period (000's)	$2,873	$2,336	$2,471	$6,042	$7,877	$8,329
Ratios of expenses to average net assets:
Before expense reimbursement	2.47%[4]	2.50%	2.45%	2.25%	2.28%	2.31%
Net of expense reimbursement	2.15%[4]	2.15%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.63)%[4]	(1.75)%	(1.38)%	(1.55)%	(1.68)%	(1.57)%
Portfolio turnover rate	31%	72%	73%	51%	34%	49%
	Class Y
	Six months ended	Year ended June 30,
	December 31, 2010
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.00	$8.86	$13.74	$16.38	$14.75	$13.93
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.08)	(0.03)	(0.08)	(0.10)	(0.08)
Net realized and unrealized gain (loss) from investment activities	4.15	2.22	(4.85)	(1.52)	2.20	1.47
Total income (loss) from investment operations	4.11	2.14	(4.88)	(1.60)	2.10	1.39
Less dividends and distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)	(0.57)
Net asset value, end of period	$15.11	$11.00	$8.86	$13.74	$16.38	$14.75
Total investment return[2]	37.36%	24.15%	(35.51)%	(10.03)%	14.54%	10.12%
Ratios/Supplemental data:
Net assets, end of period (000's)	$115,472	$94,725	$134,378	$272,666	$303,029	$269,696
Ratios of expenses to average net assets:
Before expense reimbursement	1.21%[4]	1.21%	1.25%	1.12%	1.18%	1.13%
Net of expense reimbursement	1.15%[4]	1.15%	1.03%	1.03%	1.03%	1.03%
Ratio of net investment loss to average net assets	(0.63)%[4]	(0.74)%	(0.36)%	(0.55)%	(0.68)%	(0.57)%
Portfolio turnover rate	31%	72%	73%	51%	34%	49%

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 15 Funds available for investment, each having its own investment objectives and policies. The following seven funds are covered in this report: UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund, except UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund do not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters

The UBS Funds

Notes to financial statements (unaudited)

such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 at reporting periods.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' adoption of the use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

The UBS Funds

Notes to financial statements (unaudited)

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU No. 2010-06"). ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfer in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of the remaining portions of ASU No. 2010-06 may have on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the year ended December 31, 2010.

The UBS Funds

Notes to financial statements (unaudited)

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended December 31, 2010 is as follows:

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Market Neutral Multi-Strategy Fund
Forward contracts[1]	$—	$79,743	$79,743
Futures contracts[2]	2,035	—	2,035
Total value	$2,035	$79,743	$81,778

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Market Neutral Multi-Strategy Fund
Forward contracts[1]	$—	$(21,617)	$(21,617)
Futures contracts[2]	(3,712)	—	(3,712)
Total value	$(3,712)	$(21,617)	$(25,329)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Market Neutral Multi-Strategy Fund
Net realized gain[1]
Forward contracts	$—	$1,944	$1,944
Futures contracts	14,394	—	14,394
Total net realized gain	$14,394	$1,944	$16,338
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$58,126	$58,126
Futures contracts	(1,677)	—	(1,677)
Total net change in unrealized appreciation/depreciation	$(1,677)	$58,126	$56,449

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

The UBS Funds

Notes to financial statements (unaudited)

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the utilization of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying

The UBS Funds

Notes to financial statements (unaudited)

securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Short sales: UBS U.S. Equity Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Market Neutral Multi-Strategy Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable or other corporate actions on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Market Neutral Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box").

H. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

I. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap

The UBS Funds

Notes to financial statements (unaudited)

companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

J. Commission recapture program: The Funds participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2010, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Equity Fund	$6,032
UBS U.S. Equity Alpha Fund	4,592
UBS U.S. Large Cap Equity Fund	15,253
UBS U.S. Large Cap Value Equity Fund	5,132

K. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1.0 billion	$1.0 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%
UBS Market Neutral Multi-Strategy Fund	1.250	1.250	1.250	1.250

The UBS Funds

Notes to financial statements (unaudited)

For UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the table. For UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) do not exceed the expense limit of each Fund as indicated in the table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2010, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Global Equity Fund	1.50%	2.25%	2.25%	1.25%	$459,343[1]	$11,486
UBS International Equity Fund	1.25	2.00	2.00	1.00	114,152	134,421
UBS Market Neutral Multi-Strategy Fund	1.75	N/A*	2.50	1.50	153,920	125,332
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	206,893	104,007
UBS U.S. Large Cap Equity Fund	1.20	1.95	1.95	0.95	814,923	31,510
UBS U.S. Large Cap Value Equity Fund	1.20	1.95	1.95	0.95	178,839	105,083
UBS U.S. Small Cap Growth Fund	1.40	2.15	2.15	1.15	575,067	75,080

*  UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund do not offer Class B shares.

1  Includes recoupment of $119.

The UBS Funds

Notes to financial statements (unaudited)

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2010 are subject to repayment through June 30, 2014. At December 31, 2010, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2011	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014
UBS Global Equity Fund—Class A	$315,433	$91,547	$183,038	$35,216	$5,632
UBS Global Equity Fund—Class B	8,418	2,660	5,646	112	—
UBS Global Equity Fund—Class C	145,474	46,114	71,037	22,469	5,854
UBS Global Equity Fund—Class Y	76,072	—	76,072	—	—
UBS Market Neutral Multi-Strategy Fund—Class A	21,089	—	—	—	21,089
UBS Market Neutral Multi-Strategy Fund—Class C	3,666	—	—	—	3,666
UBS Market Neutral Multi-Strategy Fund—Class Y	100,577	—	—	—	100,577
UBS U.S. Equity Alpha Fund—Class A	239,087	5,169	117,100	65,040	51,778
UBS U.S. Equity Alpha Fund—Class C	105,688	21,407	40,859	25,435	17,987
UBS U.S. Equity Alpha Fund—Class Y	134,830	292	23,783	76,513	34,242
UBS U.S. Large Cap Equity Fund—Class A	49,119	—	—	39,880	9,239
UBS U.S. Large Cap Equity Fund—Class B	449	—	—	318	131
UBS U.S. Large Cap Equity Fund—Class C	4,245	—	—	2,660	1,585
UBS U.S. Large Cap Equity Fund—Class Y	105,361	—	—	84,806	20,555
UBS U.S. Large Cap Value Equity Fund—Class A	727,111	217,979	224,763	196,379	87,990
UBS U.S. Large Cap Value Equity Fund—Class B	6,047	2,454	2,049	1,215	329
UBS U.S. Large Cap Value Equity Fund—Class C	101,737	32,231	30,998	26,605	11,903
UBS U.S. Large Cap Value Equity Fund—Class Y	54,395	21,042	16,498	11,994	4,861
UBS U.S. Small Cap Growth Fund—Class A	545,459	213,353	218,473	74,652	38,981
UBS U.S. Small Cap Growth Fund—Class B	4,622	1,801	1,681	940	200
UBS U.S. Small Cap Growth Fund—Class C	42,919	15,477	14,437	8,898	4,107
UBS U.S. Small Cap Growth Fund—Class Y	737,867	270,369	356,380	79,326	31,792

Each Fund pays UBS Global AM (US), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2010, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Global Equity Fund	$7,968	$45,958
UBS International Equity Fund	1,833	10,709
UBS Market Neutral Multi-Strategy Fund	1,655	9,235
UBS U.S Equity Alpha Fund	2,458	15,517
UBS U.S. Large Cap Equity Fund	15,058	87,313
UBS U.S. Large Cap Value Equity Fund	3,354	19,161
UBS U.S. Small Cap Growth Fund	9,700	50,781

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2010 have been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements (unaudited)

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending-net in the Statement of operations.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2010, were as follows:

Fund	UBS AG
UBS International Equity Fund	$434
UBS Market Neutral Multi-Strategy Fund	8,914
UBS U.S. Equity Alpha Fund	75
UBS U.S. Large Cap Equity Fund	445
UBS U.S. Large Cap Value Equity Fund	153
UBS U.S. Small Cap Growth Fund	326

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Global Equity Fund	0.25%	1.00%	1.00%
UBS International Equity Fund	0.25	1.00	1.00
UBS Market Neutral Multi-Strategy Fund	0.25	N/A*	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00

*  UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund do not offer Class B shares.

The UBS Funds

Notes to financial statements (unaudited)

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C. At December 31, 2010, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2010, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Global Equity Fund—Class A	$15,443	$1,098
UBS Global Equity Fund—Class B	586	160
UBS Global Equity Fund—Class C	19,527	23
UBS International Equity Fund—Class A	1,836	1,004
UBS International Equity Fund—Class B	40	1,474
UBS International Equity Fund—Class C	838	18
UBS Market Neutral Multi-Strategy Fund—Class A	1,097	17,257
UBS Market Neutral Multi-Strategy Fund—Class C	784	—
UBS U.S. Equity Alpha Fund—Class A	4,326	1,636
UBS U.S. Equity Alpha Fund—Class C	5,347	26
UBS U.S. Large Cap Equity Fund—Class A	5,340	366
UBS U.S. Large Cap Equity Fund—Class B	133	561
UBS U.S. Large Cap Equity Fund—Class C	3,130	51
UBS U.S. Large Cap Value Equity Fund—Class A	9,618	466
UBS U.S. Large Cap Value Equity Fund—Class B	78	30
UBS U.S. Large Cap Value Equity Fund—Class C	4,621	—
UBS U.S. Small Cap Growth Fund—Class A	7,543	1,421
UBS U.S. Small Cap Growth Fund—Class B	52	69
UBS U.S. Small Cap Growth Fund—Class C	2,435	—

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2010, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total services fees as follows:

Fund	Amount paid
UBS Global Equity Fund	$36,516
UBS International Equity Fund	2,081
UBS Market Neutral Multi-Strategy Fund	780
UBS U.S. Equity Alpha Fund	6,536
UBS U.S. Large Cap Equity Fund	2,862
UBS U.S. Large Cap Value Equity Fund	10,837
UBS U.S. Small Cap Growth Fund	7,120

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the

The UBS Funds

Notes to financial statements (unaudited)

market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Portfolio(s) of investments. The value of loaned securities and related collateral outstanding at December 31, 2010, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Equity Fund	$1,490,749	$1,539,915	$1,539,915
UBS International Equity Fund	805,141	835,957	835,957
UBS U.S. Large Cap Equity Fund	431,825	441,875	441,875
UBS U.S. Small Cap Growth Fund	9,176,900	9,490,655	9,490,655

6. Purchases and sales of securities

For the period ended December 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Equity Fund	$41,205,951	$54,735,169
UBS International Equity Fund	9,906,358	13,554,809
UBS Market Neutral Multi-Strategy Fund	95,756,047	94,980,569
UBS U.S. Equity Alpha Fund	23,818,142	36,318,204
UBS U.S. Large Cap Equity Fund	51,642,888	74,378,361
UBS U.S. Large Cap Value Equity Fund	19,406,654	23,185,220
UBS U.S. Small Cap Growth Fund	41,596,474	56,516,544

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended June 30, 2010 were as follows:

2010
Fund	Distributions paid from ordinary income
UBS Global Equity Fund	$3,426,325
UBS International Equity Fund	3,547,234
UBS U.S. Large Cap Equity Fund	5,959,814
UBS U.S. Large Cap Value Equity Fund	1,136,481

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2011.

At June 30, 2010, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018
UBS Global Equity Fund	$(4,283,846)[1]	—	—	—	—	—	$(14,741,673)	$(29,963,354)
UBS International Equity Fund	—	—	—	—	—	—	(5,638,290)	(12,259,376)
UBS U.S. Equity Alpha Fund	—	—	—	—	—	—	(15,530,495)	(12,503,688)
UBS U.S. Large Cap Equity Fund	—	—	—	—	—	—	(52,072,835)	(167,517,489)
UBS U.S. Large Cap Value Equity Fund	—	—	—	—	—	—	(2,034,727)	(20,216,588)
UBS U.S. Small Cap Growth Fund	—	—	—	—	—	—	(10,194,467)	(61,451,890)

1  Due to a merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2010, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses
UBS U.S. Large Cap Value Equity Fund	$904,956

As of and during the period ended December 31, 2010, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2010, or since inception for UBS Market Neutral Multi-Strategy Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

Notes to financial statements (unaudited)

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the period ended December 31, 2010, were as follows:

Fund	Average daily borrowings	Number of days Outstanding	Interest expense	Weighted average annualized interest rate
UBS International Equity Fund	$1,013,000	5	$141	1.00%
UBS U.S. Large Cap Equity Fund	10,813,369	1	300	1.00

There were no borrowings from the Committed Credit Facility outstanding as of December 31, 2010.

9. Shares of beneficial interest

For the period ended December 31, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	18,821	$222,522	325	$3,954
Shares repurchased	(669,496)	(8,010,237)	(6,179)	(70,751)
Shares converted from Class B to Class A	9,972	113,537	(10,264)	(113,537)
Dividends reinvested	137,883	1,709,749	234	2,843
Redemption fees	—	505	—	—
Net decrease	(502,820)	$(5,963,924)	(15,884)	$(177,491)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	6,547	$74,776	52,237	$658,335
Shares repurchased	(183,092)	(2,094,066)	(261,358)	(3,175,872)
Dividends reinvested	33,701	402,393	61,666	785,010
Redemption fees	—	—	—	82
Net decrease	(142,844)	$(1,616,897)	(147,455)	$(1,732,445)

The UBS Funds

Notes to financial statements (unaudited)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	131,033	$1,028,589	—	$—
Shares repurchased	(116,830)	(883,737)	(23,366)	(185,992)
Shares converted from Class B to Class A	2,283	15,333	(2,291)	(15,333)
Dividends reinvested	34,276	272,493	—	—
Redemption fees	—	2	—	—
Net increase (decrease)	50,762	$432,680	(25,657)	$(201,325)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	14,770	$110,306	59,911	$462,603
Shares repurchased	(21,735)	(159,919)	(587,355)	(4,389,614)
Dividends reinvested	3,173	24,751	79,236	632,301
Redemption fees	—	—	—	543
Net decrease	(3,792)	$(24,862)	(448,208)	$(3,294,167)

UBS Market Neutral Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	645,633	$6,424,119	93,696	$930,360	2,012,541	$20,129,921
Shares repurchased	(140,056)	(1,384,071)	—	—	—	—
Redemption fees	—	5,307	—	—	—	—
Net increase	505,577	$5,045,355	93,696	$930,360	2,012,541	$20,129,921

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	99,454	$788,481	1,598	$11,854	24,667	$190,050
Shares repurchased	(1,046,438)	(8,308,250)	(240,703)	(1,861,892)	(366,434)	(2,830,590)
Dividends reinvested	—	—	—	—	4,203	35,347
Redemption fees	—	5	—	70	—	913
Net decrease	(946,984)	$(7,519,764)	(239,105)	$(1,849,968)	(337,564)	$(2,604,280)

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	159,140	$2,360,146	—	$—
Shares repurchased	(422,664)	(6,192,410)	(2,927)	(37,544)
Shares converted from Class B to Class A	282	3,945	(289)	(3,945)
Dividends reinvested	6,676	103,343	—	—
Redemption fees	—	1,029	—	—
Net decrease	(256,566)	$(3,723,947)	(3,216)	$(41,489)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	6,893	$96,760	1,530,200	$21,692,610
Shares repurchased	(46,214)	(640,185)	(2,897,206)	(41,782,361)
Dividends reinvested	—	—	101,334	1,579,792
Redemption fees	—	—	—	5,153
Net decrease	(39,321)	$(543,425)	(1,265,672)	$(18,504,806)

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	12,810	$77,354	—	$—
Shares repurchased	(694,130)	(4,158,881)	(1,408)	(8,321)
Shares converted from Class B to Class A	1,903	11,441	(1,919)	(11,441)
Dividends reinvested	55,116	348,885	—	—
Redemption fees	—	6	—	—
Net decrease	(624,301)	$(3,721,195)	(3,327)	$(19,762)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	12,267	$72,921	1,864	$10,927
Shares repurchased	(78,028)	(457,190)	(20,445)	(124,244)
Dividends reinvested	878	5,453	3,007	19,153
Redemption fees	—	159	—	—
Net decrease	(64,883)	$(378,657)	(15,574)	$(94,164)

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	275,657	$3,492,737	—	$—
Shares repurchased	(533,262)	(6,656,709)	(975)	(9,947)
Shares converted from Class B to Class A	1,772	21,316	(1,903)	(21,316)
Redemption fees	—	32	—	—
Net decrease	(255,833)	$(3,142,624)	(2,878)	$(31,263)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	5,115	$65,458	866,608	$11,537,158
Shares repurchased	(28,798)	(337,891)	(1,834,616)	(22,334,462)
Redemption fees	—	—	—	5,695
Net decrease	(23,683)	$(272,433)	(968,008)	$(10,791,609)

For the year ended June 30, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	145,285	$1,671,360	370	$3,963
Shares repurchased	(1,710,774)	(19,257,996)	(12,210)	(130,804)
Shares converted from Class B to Class A	50,653	548,079	(52,051)	(548,079)
Dividends reinvested	148,169	1,703,949	610	6,849
Redemption fees	—	2,645	—	—
Net decrease	(1,366,667)	$(15,331,963)	(63,281)	$(668,071)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	51,808	$561,877	198,746	$2,341,308
Shares repurchased	(500,865)	(5,481,257)	(4,795,448)	(55,291,516)
Dividends reinvested	44,968	498,254	89,155	1,050,250
Redemption fees	—	179	—	—
Net decrease	(404,089)	$(4,420,947)	(4,507,547)	$(51,899,958)

The UBS Funds

Notes to financial statements (unaudited)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	69,558	$517,761	—	$—
Shares repurchased	(302,849)	(2,206,513)	(3,341)	(24,442)
Shares converted from Class B to Class A	872	6,532	(873)	(6,532)
Dividends reinvested	65,443	477,730	2,021	14,771
Redemption fees	—	18	—	—
Net decrease	(166,976)	$(1,204,472)	(2,193)	$(16,203)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	27,365	$195,421	574,341	$4,301,580
Shares repurchased	(45,826)	(325,595)	(8,401,530)	(62,578,915)
Dividends reinvested	8,153	58,374	401,282	2,937,384
Redemption fees	—		24	—
Net decrease	(10,308)	$(71,776)	(7,425,907)	$(55,339,951)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	425,830	$3,263,919	32,228	$247,136	582,815	$3,686,054
Shares repurchased	(2,400,367)	(18,257,508)	(480,716)	(3,582,496)	(14,052,092)	(105,523,694)
Redemption fees	—	1,576	—	6	—	—
Net decrease	(1,974,537)	$(14,992,013)	(448,488)	$(3,335,354)	(13,469,277)	$(101,837,640)

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	211,919	$2,862,468	—	$—
Shares repurchased	(1,441,915)	(19,457,342)	(8,841)	(110,351)
Shares converted from Class B to Class A	1,396	18,466	(1,434)	(18,466)
Dividends reinvested	42,141	581,128	86	1,161
Redemption fees	—	1,524	—	—
Net decrease	(1,186,459)	$(15,993,756)	(10,189)	$(127,656)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	29,251	$383,526	1,787,956	$24,638,984
Shares repurchased	(171,958)	(2,193,369)	(6,301,552)	(86,752,280)
Dividends reinvested	5,224	69,956	377,838	5,251,944
Redemption fees	—	334	—	29,859
Net decrease	(137,483)	$(1,739,553)	(4,135,758)	$(56,831,493)

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	50,208	$292,843	—	$—
Shares repurchased	(1,420,888)	(8,212,013)	(6,448)	(36,185)
Shares converted from Class B to Class A	26,216	152,591	(26,548)	(152,591)
Dividends reinvested	151,731	886,108	122	713
Redemption fees	—	208	—	—
Net decrease	(1,192,733)	$(6,880,263)	(32,874)	$(188,063)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	21,177	$122,270	31,414	$181,880
Shares repurchased	(219,077)	(1,252,208)	(195,293)	(1,136,648)
Dividends reinvested	12,907	73,960	9,218	54,109
Redemption fees	—	53	—	103
Net decrease	(184,993)	$(1,055,925)	(154,661)	$(900,556)

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	606,902	$6,271,903	—	$—
Shares repurchased	(2,724,947)	(27,696,331)	(3,736)	(35,773)
Shares converted from Class B to Class A	10,168	100,987	(10,847)	(100,987)
Redemption fees	—	1,782	—	—
Net decrease	(2,107,877)	$(21,321,659)	(14,583)	$(136,760)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	8,354	$82,926	2,133,702	$22,846,579
Shares repurchased	(79,320)	(756,398)	(8,682,682)	(91,054,728)
Redemption fees	—	9	—	18,172
Net decrease	(70,966)	$(673,463)	(6,548,980)	$(68,189,977)

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications, may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information"). The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information. The Funds may share Personal Information described above with their affiliates for marketing and other business purposes, such as to facilitate the servicing of accounts. The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law. Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them. The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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The UBS Funds—Asset Allocation

Semiannual Report

December 31, 2010

President's letter	1

Market commentary	2

Asset Allocations

UBS Dynamic Alpha Fund	4

UBS Global Allocation Fund	34

UBS Global Frontier Fund	50

Explanation of expense disclosure	59

Statement of assets and liabilities	61

Statement of operations	63

Statement of changes in net assets	64

Financial highlights	66

Notes to financial statements	72

General information	91

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President's letter

Dear Shareholder,

In the time since I last wrote to you, we have seen a shift in the investor mindset. Asset flows into equities seem to be turning in a positive direction, as investors appear to be showing interest, once again, in riskier assets. Nonetheless, considering the upward trend in the equity markets and encouraging signs that the economy is on the road to recovery, a surprising number of investors remain sidelined by fear, avoiding "risky" assets in favor of fixed income.

The truth is, market pundits will tell you that, in today's low yield environment, fixed income investing is fraught with its own uncertainties. If rates stay low, so will returns; if bond yields rise, the value of fixed income investments will fall. In short, fixed income may not be the safe harbor that many investors believe it to be.

Fear—arguably, now more than ever, it's one of the biggest obstacles to investor success. That's not to say that when it comes to investing, no fear is a good thing. In fact, fear helps inform an investor's own understanding of the level of risk he or she is willing to assume when it comes to building an investment plan. However, the fear that is so prevalent in the market today has little to do with rational thinking, and everything to do with basic human emotion. In fact, a good portion of investors today are making investment decisions based on their desire to avoid losing money—which turns the whole idea of a long-term investment plan on its head, really.

Irrational fear more often than not has the unfortunate result of leading investors to make the wrong decisions, for the wrong reasons, at the wrong times—often at the expense of their long-term investment success. What can you do to fight it? A key strategy that makes sense in any environment is a diversified portfolio that blends both stocks and bonds. A diversified portfolio can't guarantee against a loss, but it does have the potential to provide you with more consistent returns—making it easier for you to maintain the discipline you need to stay the course to achieve your financial goals.

In 2011, we will continue to build upon our 30-year foundation—growing and evolving to meet not only the challenges of a new market landscape, but also the ever-increasing diversification needs of our clients. At the same time, we will remain resolute in adhering to our disciplined investment approach, so we can seek to avoid the types of traps that can confound fear-driven investors. In doing so, we believe we will be better positioned to provide you, our clients, with the types of investment solutions that will help carry you forward over the next five, 10 or 30 years.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1

The markets in review

Continued economic growth

The overall US economy expanded during the six-months ended December 31, 2010. The US economy has now grown for six consecutive quarters, spurred, in part, due to government stimulus programs, as well as the Federal Reserve Board's (the "Fed's") accommodative monetary policy. However, there continued to be several areas of weakness, most notably unemployment that remained above 9%, which held back a more robust expansion. Looking back, gross domestic product ("GDP") growth was 3.7% during the first quarter of 2010. GDP growth was then 1.7% and 2.6%, respectively, during the second and third quarters of the year. The Commerce Department's initial estimate for GDP growth in the fourth quarter is 3.2%.

Economic growth outside the US was largely positive as well during the reporting period. However, there was a significant disparity between the growth rates in the international developed and emerging market countries. The European sovereign debt crisis, which began in Greece and later impacted Ireland, served to temper growth in a number of developed countries in the Eurozone. In contrast, developing countries, including China and India, continued to see their economies expand at a rapid pace.

The global equity markets end the period with a sharp rally

After a weak first half of 2010, the global stock market generated outstanding results during the reporting period. This was largely due to a strong rally in the fourth quarter. In the US, the S&P 500 Index1 (the "Index") declined nearly 7% during the first half of the year. However, the market then rebounded and the Index posted positive returns in five of the six months covered by this report. All told, the Index gained 23.27% during the six-months ended December 31, 2010. The market's turnaround was due to several factors, including better than expected corporate profits, a second round of quantitative easing by the Fed and an extension of the Bush-era tax cuts.

International developed equities, as measured by the MSCI EAFE Index (net),2 also posted strong returns during the reporting period, gaining 24.18%. While international developed equities lost ground in August and November given concerns regarding the European debt crisis, this was more than offset by their gains during the other four months covered by this report. Emerging market equities (as measured by the MSCI Emerging Markets Index3) performed even better, gaining 26.86% over the same period. Robust economic growth, overall strong demand and rising commodity prices supported emerging market equity prices.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The index is constructed and managed with a view of being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin. The index is constructed and managed with a view of being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

2

The markets in review

Risk is rewarded in the fixed income markets

While there were periods of volatility, the spread sectors (non-Treasuries) in general produced positive results during the reporting period. This was driven by signs that the economy appeared to be gaining enough momentum to avoid a double-dip recession. In addition, investor demand for the spread sectors was generally robust as investors looked to generate incremental yield in the low interest rate environment. Also supporting the spread sectors were overall strong corporate profits and indications from the Fed that it was prepared to take further actions to bolster the economy. After declining during the first four months of the reporting period, long-term Treasury yields then moved sharply higher in November and December. This was triggered by optimism for a strengthening economy in 2011 and expectations for higher inflation in the future. During the six months ended December 31, 2010, the overall US bond market (as measured by the Barclays Capital US Aggregate Index4) returned 1.15%.

Despite giving back a portion of their gains in November, riskier fixed income asset classes generated strong returns, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 9.83%, and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 6.33%.

4  The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

3

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 6.17% (Class A shares returned 0.26% after the deduction of the maximum sales charge), while Class Y shares returned 6.28%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 0.64% over the same time period, the MSCI World Free Index (net) returned 23.96% and the US Consumer Price Index (CPI) rose 0.56%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's solid absolute performance was primarily due to market allocation decisions.

Portfolio performance summary1

What worked

•  The Fund's overweight to risk assets made a significant contribution to performance during the six months.

  – The Fund was overweight to equities throughout the period, finishing the six months at a 44% long equity allocation. This position was rewarded as the global economic landscape improved considerably following the recent "Great Recession."

  – Within equities, the Fund was overweight to US versus European stocks. The six-month period saw a large divergence between strong returns in the US, with much lower growth in Europe.

•  A relative value trade in European equities contributed positively to performance.

  – The Fund took a long position in the equities of core European countries such as Germany, while selling short the equities of peripheral European economies like Spain. This strategy was successful as sovereign debt concerns flared anew toward the end of the reporting period, when Ireland received bailout assistance.

•  Security selection made a positive contribution to relative performance during the six months.

  – A major driver of outperformance was the Fixed Income Best Ideas portion of the Fund. This sleeve—a duration-neutral portfolio that invests in global bonds—performed strongly during the period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

4

UBS Dynamic Alpha Fund

What didn't work

•  The Fund's currency strategy detracted slightly from performance.

  – The Fund sold short several higher-yielding commodity currencies, including the Australian dollar and the New Zealand dollar, because our research indicated that they were mispriced. However, these currencies tend to be highly correlated with risk assets, which outperformed at the end of the review period. As these commodity currencies rose, the Fund's short positions were negatively impacted.

•  Derivatives use across currencies had a negative impact on performance. During the review period, the Fund used derivatives for risk management purposes and as part of the Fund's investment strategies to enhance return across markets and currencies. Performance across market allocation was positively impacted by the use of derivatives, while currency was negatively impacted.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	6.17%	1.88%	0.89%	2.21%
Class B3	5.93	1.27	0.10	1.42
Class C4	5.88	1.22	0.12	1.42
Class Y5	6.28	2.22	1.19	2.51
After deducting maximum sales charge
Class A2	0.26%	(3.73)%	(0.25)%	1.24%
Class B3	0.93	(3.71)	(0.12)	1.32
Class C4	4.88	0.23	0.12	1.42
BofA Merrill Lynch US Treasury 1-5 Year Index[6]	0.64%	3.61%	4.86%	4.34%
MSCI World Free Index (net)[7]	23.96	11.76	2.43	4.03
US Consumer Price Index (CPI)[8]	0.56	1.50	2.18	2.38

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.98% and 1.96%; Class B—2.82% and 2.71%; Class C—2.74% and 2.71%; Class Y—1.66% and 1.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

6

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)1,2

As of December 31, 2010

Percentage of net assets
Apple, Inc.	1.4%
Sage Group PLC	1.0
Nestle SA	0.9
Illinois Tool Works, Inc.	0.9
Novartis AG	0.8
Amazon.com, Inc.	0.7
Allergan, Inc.	0.7
Vodafone Group PLC	0.7
Danaher Corp.	0.7
Google, Inc., Class A	0.7
Total	8.5%

Country exposure, top five (unaudited)2,3

As of December 31, 2010

Percentage of net assets
United States	20.2%
United Kingdom	10.4
Switzerland	4.9
Netherlands	3.2
Germany	3.1
Total	41.8%

Top ten long-term fixed income holdings (unaudited)2

As of December 31, 2010

Percentage of net assets
Federal National Mortgage Association Pool, 4.000%, TBA	0.5%
US Treasury Bonds, PO, 3.861%, due 08/15/29	0.3
State of California, GO, 7.300%, due 10/01/39	0.3
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	0.3
Shasta CLO Ltd., due 04/20/13	0.3
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	0.3
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22	0.3
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39	0.2
Citigroup, Inc., 4.750%, due 05/31/17	0.2
Federal National Mortgage Association, 5.976%, due 10/19/19	0.2
Total	2.9%

1  Only long positions are considered for top ten holdings.

2  Figures represent the direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies was included.

3  This table includes long and short positions.

7

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2010

Common stocks
Aerospace & defense	1.74%
Air freight & logistics	1.41
Airlines	0.29
Auto components	0.43
Automobiles	0.32
Beverages	1.47
Biotechnology	0.54
Building products	0.74
Capital markets	0.80
Chemicals	1.88
Commercial banks	3.85
Communications equipment	1.26
Computers & peripherals	2.53
Construction & engineering	0.31
Construction materials	0.48
Diversified consumer services	0.04
Diversified financial services	0.90
Diversified telecommunication services	1.08
Electric utilities	1.77
Electrical equipment	0.57
Electronic equipment, instruments & components	0.42
Energy equipment & services	1.26
Food & staples retailing	1.11
Food products	2.33
Gas utilities	0.16
Health care equipment & supplies	1.09
Health care providers & services	0.58
Hotels, restaurants & leisure	1.46
Household durables	0.65
Household products	0.57
Industrial conglomerates	0.04
Insurance	1.60
Internet & catalog retail	1.06
Internet software & services	1.15
IT services	0.55
Life sciences tools & services	0.22
Machinery	3.49
Marine	0.09
Media	2.00
Metals & mining	2.07
Multi-utilities	0.46
Office electronics	0.16
Oil, gas & consumable fuels	4.08
Personal products	0.44
Pharmaceuticals	3.61
Professional services	0.07
Real estate management & development	0.05
Road & rail	1.21
Semiconductors & semiconductor equipment	1.63
Software	2.70
Specialty retail	0.88%
Textiles, apparel & luxury goods	0.74
Tobacco	0.59
Trading companies & distributors	0.42
Wireless telecommunication services	1.36
Total common stocks	62.71%
Preferred stock	0.68
Bonds
Corporate bonds
Broadcasting	0.14
Building materials	0.03
Building products	0.07
Capital markets	0.16
Chemicals	0.06
Commercial banks	1.00
Construction materials	0.11
Consumer finance	0.43
Containers & packaging	0.25
Diversified financial services	0.79
Diversified telecommunication services	0.08
Electric utilities	0.17
Energy—exploration & production	0.13
Health care providers & services	0.06
Healthcare	0.15
Hotels, restaurants & leisure	0.13
Household durables	0.06
Insurance	0.16
Media	0.11
Metals & mining	0.11
Oil, gas & consumable fuels	0.67
Paper & forest products	0.14
Pharmaceuticals	0.13
Road & rail	0.11
Specialty retail	0.06
Tobacco	0.07
Wireless telecommunication services	0.10
Total corporate bonds	5.48%
Asset-backed securities	0.82
Collateralized debt obligations	2.11
Commercial mortgage-backed securities	1.26
Mortgage & agency debt securities	1.19
Municipal bonds	0.33
US government obligation	0.31
Non-US government obligation	0.04
Total bonds	11.54%

8

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2010

Investment companies
UBS Global Corporate Bond Relationship Fund	10.19%
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.65
UBS U.S. Equity Alpha Relationship Fund	12.65
Total investment companies	25.49%
Short-term investment	5.58
Options purchased	0.67
Investment of cash collateral from securities loaned	0.61
Total investments before investments sold short	107.28%
Investments sold short
Common stocks
Aerospace & defense	(0.66)
Air freight & logistics	(0.95)
Airlines	(0.17)
Automobiles	(0.23)
Beverages	(0.33)
Biotechnology	(0.22)
Chemicals	(0.17)
Commercial banks	(0.31)
Communications equipment	(0.21)
Computers & peripherals	(0.84)
Diversified telecommunication services	(0.21)
Electric utilities	(0.36)
Electrical equipment	(0.44)
Electronic equipment, instruments & components	(0.26)
Energy equipment & services	(0.18)
Food & staples retailing	(0.21)
Food products	(0.93)
Health care equipment & supplies	(0.17)
Health care providers & services	(0.50)
Hotels, restaurants & leisure	(0.36)
Household products	(0.30)%
Independent power producers & energy traders	(0.08)
Industrial conglomerates	(0.12)
Insurance	(0.19)
Internet & catalog retail	(0.20)
Internet software & services	(0.15)
IT services	(0.31)
Leisure equipment & products	(0.07)
Life sciences tools & services	(0.54)
Machinery	(0.93)
Media	(0.44)
Metals & mining	(0.12)
Multiline retail	(0.41)
Multi-utilities	(0.97)
Oil, gas & consumable fuels	(1.55)
Pharmaceuticals	(0.95)
Road & rail	(0.12)
Semiconductors & semiconductor equipment	(1.19)
Software	(0.69)
Specialty retail	(0.66)
Thrifts & mortgage finance	(0.09)
Trading companies & distributors	(0.52)
Water utilities	(0.30)
Wireless telecommunication services	(0.06)
Total investments sold short	(18.67)%
Total investments, net of investments sold short	88.61
Cash and other assets, less liabilities	11.39
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

9

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks: 62.71%
Australia: 0.47%
Alumina Ltd.	120,116	$304,679
BHP Billiton Ltd.	7,532	348,594
Incitec Pivot Ltd.[1]	200,222	810,957
Mount Gibson Iron Ltd.*	202,175	438,383
National Australia Bank Ltd.	15,389	373,035
Total Australia common stocks		2,275,648
Austria: 0.43%
bwin Interactive Entertainment AG	7,202	283,813
Erste Group Bank AG1	11,405	535,551
Raiffeisen Bank International AG	5,329	291,967
Wiener Staedtische Versicherung AG	18,524	962,792
Total Austria common stocks		2,074,123
Belgium: 0.12%
Anheuser-Busch InBev NV	9,808	560,955
Canada: 0.48%
Lundin Mining Corp.*	51,300	374,573
Potash Corp. of Saskatchewan, Inc.	5,400	836,082
Teck Resources Ltd., Class B1	17,900	1,112,382
Total Canada common stocks		2,323,037
China: 1.25%
Baidu, Inc. ADR*	15,700	1,515,521
China Everbright Ltd.	204,000	460,869
China National Building Material Co., Ltd., H Shares	156,000	357,647
Dongfeng Motor Group Co., Ltd., H Shares	154,000	265,490
Focus Media Holding Ltd. ADR*	39,900	875,007
Fushan International Energy Group Ltd.	414,000	283,890
Hong Kong Exchanges & Clearing Ltd.	40,400	916,339
Shangri-La Asia Ltd.	134,000	363,755
Sina Corp.*	10,700	736,374
Sun Hung Kai Properties Ltd.	14,000	232,529
Total China common stocks		6,007,421
Denmark: 0.53%
Danisco A/S	3,180	290,747
FLSmidth & Co. A/S	6,307	601,523
Jyske Bank A/S*	22,741	1,055,910
Novo Nordisk A/S, Class B	5,480	617,943
Total Denmark common stocks		2,566,123
Finland: 0.39%
Sampo Oyj, Class A	71,075	1,904,299

	Shares	Value
France: 0.90%
BNP Paribas	3,358	$213,640
Bouygues SA	16,391	706,491
Carrefour SA	18,112	746,665
LVMH Moet Hennessy Louis Vuitton SA	3,194	525,408
Remy Cointreau SA	3,569	252,532
Sanofi-Aventis SA	12,134	775,872
Schneider Electric SA	4,209	629,942
Societe Generale	5,206	279,802
Valeo SA*	3,697	209,790
Total France common stocks		4,340,142
Germany: 2.32%
Allianz SE	4,795	569,824
Bayer AG	14,856	1,097,820
Bayerische Motoren Werke AG	3,846	302,454
Deutsche Post AG	102,658	1,742,210
Dialog Semiconductor PLC*	11,200	254,880
E.ON AG	53,608	1,642,980
GEA Group AG	15,153	437,985
HeidelbergCement AG	16,112	1,009,779
Linde AG	4,011	608,617
MAN SE	4,192	498,501
Muenchener Rueckversicherungs- Gesellschaft AG	4,089	619,906
SAP AG	33,335	1,697,186
Sky Deutschland AG*	95,626	216,468
ThyssenKrupp AG	11,100	459,598
Total Germany common stocks		11,158,208
Greece: 0.22%
Hellenic Telecommunications Organization SA	127,790	1,046,794
Guernsey: 0.01%
Resolution Ltd.	17,509	63,905
India: 0.24%
ICICI Bank Ltd. ADR	13,400	678,576
Tata Motors Ltd. ADR[1]	17,000	498,780
Total India common stocks		1,177,356
Ireland: 0.75%
Covidien PLC[2]	30,000	1,369,800
CRH PLC	45,808	948,805
Experian PLC	29,215	363,482
Seagate Technology PLC*[2]	62,800	943,884
Total Ireland common stocks		3,625,971

10

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
Israel: 0.08%
Teva Pharmaceutical Industries Ltd. ADR	7,000	$364,910
Italy: 1.03%
ENI SpA	95,040	2,075,212
Finmeccanica SpA	90,912	1,033,236
Saipem SpA	15,104	743,559
UniCredit SpA	533,204	1,102,982
Total Italy common stocks		4,954,989
Japan: 1.61%
Asahi Glass Co., Ltd.	38,000	444,168
Canon, Inc.[1]	14,800	767,435
Disco Corp.	7,800	473,630
FANUC Corp.	3,600	552,925
Ibiden Co., Ltd.	10,800	340,801
Isuzu Motors Ltd.	113,000	513,573
Komatsu Ltd.	20,500	620,378
Makino Milling Machine Co., Ltd.*[1]	55,000	453,196
Mitsubishi Corp.	23,400	633,492
Mitsubishi UFJ Financial Group, Inc.	90,600	489,881
Nippon Sheet Glass Co., Ltd.	96,000	258,948
Nippon Yusen KK	93,000	412,366
Nissan Motor Co., Ltd.	43,200	411,302
NTT DoCoMo, Inc.	162	282,936
THK Co., Ltd.	32,200	740,453
Toshiba Corp.	68,000	370,193
Total Japan common stocks		7,765,677
Luxembourg: 0.28%
ArcelorMittal	35,478	1,345,475
Malaysia: 0.02%
Malayan Banking Bhd	28,100	77,461
Netherlands: 2.19%
ASML Holding NV	28,889	1,115,666
Fugro NV, CVA	4,188	344,180
Gemalto NV	4,374	186,133
Heineken NV	30,016	1,471,650
Hunter Douglas NV	8,330	440,469
ING Groep NV CVA*	123,628	1,202,686
Koninklijke Philips Electronics NV NY Shares	5,800	178,060
Ordina NV*	43,032	211,498
Reed Elsevier NV	102,269	1,265,081
Royal Dutch Shell PLC, Class A	75,935	2,531,776
TNT NV	46,060	1,215,612
Unilever NV CVA	12,152	378,362
Total Netherlands common stocks		10,541,173

	Shares	Value
Norway: 0.78%
Petroleum Geo-Services ASA*	66,818	$1,040,336
Telenor ASA	135,260	2,197,522
Yara International ASA	8,656	500,664
Total Norway common stocks		3,738,522
Portugal: 0.28%
Portugal Telecom, SGPS, SA	121,647	1,362,227
Russia: 0.26%
Mechel OAO ADR	14,800	432,604
NovaTek OAO GDR	3,825	457,088
VTB Bank OJSC GDR	55,151	363,445
Total Russia common stocks		1,253,137
Singapore: 0.18%
Biosensors International Group Ltd.*	371,000	326,669
Golden Agri-Resources Ltd.	853,000	531,733
Total Singapore common stocks		858,402
South Korea: 0.18%
Hyundai Heavy Industries Co., Ltd.*	1,099	428,987
Hyundai Mobis*	1,670	418,640
Total South Korea common stocks		847,627
Spain: 0.89%
Acciona SA	7,886	558,517
Banco Santander SA	182,560	1,934,075
Enagas SA	38,329	763,932
Inditex SA	6,229	466,383
Telefonica SA	25,566	579,590
Total Spain common stocks		4,302,497
Sweden: 1.29%
Assa Abloy AB, Class B	102,263	2,881,333
Autoliv, Inc.	4,200	331,548
Nordea Bank AB	86,951	945,703
Skandinaviska Enskilda Banken AB, Class A	49,014	408,835
Swedish Match AB	24,942	722,043
Volvo AB, Class B*	51,593	909,023
Total Sweden common stocks		6,198,485
Switzerland: 4.91%
ABB Ltd.*	58,957	1,313,449
Cie Financiere Richemont SA, Class A	16,924	995,529
Clariant AG*	22,431	454,378
Credit Suisse Group AG	30,932	1,246,212
GAM Holding AG*	27,868	460,493

11

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
Switzerland—(Concluded)
Givaudan SA	2,376	$2,564,047
Nestle SA	75,736	4,434,809
Nobel Biocare Holding AG	94,198	1,776,161
Novartis AG	68,869	4,047,435
Roche Holding AG	6,547	999,905
Roche Holding AG (Non-voting)	14,342	2,101,448
Swatch Group AG	10,597	854,560
Temenos Group AG*	6,044	251,456
Xstrata PLC	91,629	2,150,739
Total Switzerland common stocks		23,650,621
Taiwan: 0.09%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	33,700	422,598
Thailand: 0.04%
Italian-Thai Development PCL*	1,200,300	184,753
United Kingdom: 9.83%
Acergy SA	19,182	470,095
Amlin PLC	27,372	174,501
Anglo American PLC	17,492	909,650
BAE Systems PLC	236,060	1,214,536
Barclays PLC	605,459	2,469,900
BG Group PLC	29,224	590,498
BP PLC	306,288	2,223,158
Cattles PLC*[3,4]	404,007	0
Diageo PLC	135,432	2,502,152
Ensco International PLC ADR[2]	9,300	496,434
Firstgroup PLC	140,349	871,553
GlaxoSmithKline PLC	55,792	1,078,618
Halma PLC	141,747	793,382
Hiscox Ltd.	52,789	313,905
HSBC Holdings PLC	239,126	2,427,440
Imperial Tobacco Group PLC	44,119	1,353,707
Jardine Lloyd Thompson Group PLC	61,465	602,771
Kingfisher PLC	158,442	650,669
Lloyds Banking Group PLC*	1,850,460	1,895,479
Pearson PLC	76,814	1,207,188
Prudential PLC	145,757	1,518,028
Reckitt Benckiser Group PLC	38,661	2,124,742
Reed Elsevier PLC	156,067	1,317,600
Rio Tinto PLC	8,211	574,351
Sage Group PLC	1,077,902	4,594,643
Sportingbet PLC	459,730	442,244
Stagecoach Group PLC	424,279	1,403,689
Standard Chartered PLC	73,012	1,964,189
Tesco PLC	301,325	1,996,632
Tullow Oil PLC	43,404	853,334
Unilever PLC	95,059	2,909,293
Vodafone Group PLC	1,337,673	3,457,868

	Shares	Value
William Hill PLC	232,093	$617,688
Wolseley PLC*	42,996	1,371,537
Total United Kingdom common stocks		47,391,474
United States: 30.66%
Adobe Systems, Inc.*[2]	41,100	1,265,058
Aflac, Inc.[2]	15,900	897,237
Agilent Technologies, Inc.*	25,100	1,039,893
Alexion Pharmaceuticals, Inc.*[2]	18,800	1,514,340
Allergan, Inc.[2]	50,700	3,481,569
Amazon.com, Inc.*[2]	19,900	3,582,000
American Electric Power Co., Inc.[2]	52,800	1,899,744
American Tower Corp., Class A*	11,200	578,368
Amylin Pharmaceuticals, Inc.*[2]	37,000	544,270
Anadarko Petroleum Corp.	13,700	1,043,392
Apollo Group, Inc., Class A*[2]	5,000	197,450
Apple, Inc.*[2]	20,400	6,580,224
Arch Coal, Inc.[2]	20,300	711,718
Autodesk, Inc.*[2]	43,700	1,669,340
Avon Products, Inc.[2]	72,500	2,106,850
Baker Hughes, Inc.[2]	19,000	1,086,230
Bank of New York Mellon Corp.[2]	18,600	561,720
Baxter International, Inc.[2]	9,100	460,642
Becton Dickinson & Co.[2]	5,300	447,956
BlackRock, Inc.	3,500	667,030
Boston Scientific Corp.*[2]	33,100	250,567
Broadcom Corp., Class A2	43,500	1,894,425
C.H. Robinson Worldwide, Inc.	12,800	1,026,432
CareFusion Corp.*[2]	6,900	177,330
Carnival Corp.[2]	17,600	811,536
Celanese Corp., Series A	34,000	1,399,780
Cisco Systems, Inc.*[2]	46,200	934,626
CME Group, Inc.	2,800	900,900
Coca-Cola Co.[2]	4,400	289,388
Comcast Corp., Class A2	33,900	744,783
Concho Resources, Inc.*	11,300	990,671
CONSOL Energy, Inc.	19,900	969,926
Crown Castle International Corp.*[2]	50,500	2,213,415
CVS Caremark Corp.	33,100	1,150,887
Danaher Corp.[2]	71,900	3,391,523
Discovery Communications, Inc., Class A*	27,400	1,142,580
Dolby Laboratories, Inc., Class A*[2]	13,500	900,450
Dover Corp.[2]	27,800	1,624,910
Edison International[2]	42,500	1,640,500
EMC Corp.*	99,500	2,278,550
EOG Resources, Inc.[2]	7,800	712,998
Exelon Corp.[2]	30,600	1,274,184
Express Scripts, Inc.*	14,300	772,915

12

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
F5 Networks, Inc.*	4,800	$624,768
FedEx Corp.[2]	30,700	2,855,407
Fidelity National Information Services, Inc.[2]	39,400	1,079,166
FirstEnergy Corp.[2]	43,300	1,602,966
Fortune Brands, Inc.[2]	33,600	2,024,400
Freeport-McMoRan Copper & Gold, Inc.	10,000	1,200,900
GameStop Corp., Class A*[2]	25,000	572,000
General Dynamics Corp.[2]	28,100	1,993,976
Genzyme Corp.*[2]	6,100	434,320
Gilead Sciences, Inc.*[2]	4,300	155,832
Goldman Sachs Group, Inc.	5,500	924,880
Google, Inc., Class A*[2]	5,600	3,326,232
Hess Corp.[2]	5,100	390,354
Hewlett-Packard Co.[2]	20,100	846,210
Home Depot, Inc.[2]	46,200	1,619,772
Illinois Tool Works, Inc.[2]	77,200	4,122,480
IntercontinentalExchange, Inc.*	5,000	595,750
International Game Technology[2]	70,000	1,238,300
Interpublic Group of Cos., Inc.*	129,000	1,369,980
Intersil Corp., Class A2	91,900	1,403,313
JB Hunt Transport Services, Inc.[2]	14,800	603,988
Johnson & Johnson[2]	10,100	624,685
Johnson Controls, Inc.[2]	29,500	1,126,900
JPMorgan Chase & Co.[2]	5,900	250,278
Juniper Networks, Inc.*	30,700	1,133,444
Kellogg Co.[2]	32,400	1,654,992
Kraft Foods, Inc., Class A2	23,500	740,485
Kroger Co.[2]	64,400	1,439,984
Las Vegas Sands Corp.*	23,400	1,075,230
Lowe's Cos., Inc.[2]	34,800	872,784
Marvell Technology Group Ltd.*[2]	48,900	907,095
MasterCard, Inc., Class A2	3,100	694,741
McDonald's Corp.	28,200	2,164,632
McKesson Corp.[2]	8,900	626,382
MDU Resources Group, Inc.[2]	52,400	1,062,148
Mead Johnson Nutrition Co.[2]	5,100	317,475
Medco Health Solutions, Inc., Class A*[2]	6,900	422,763
Medtronic, Inc.[2]	11,900	441,371
Merck & Co., Inc.[2]	18,000	648,720
Microsoft Corp.[2]	43,100	1,203,352
Molson Coors Brewing Co., Class B2	13,000	652,470
National Semiconductor Corp.[2]	48,900	672,864
NIKE, Inc., Class B	13,700	1,170,254
Noble Corp.[2]	8,900	318,353
Norfolk Southern Corp.[2]	8,500	533,970
Northrop Grumman Corp.[2]	23,700	1,535,286

	Shares	Value
Occidental Petroleum Corp.	20,800	$2,040,480
Omnicom Group, Inc.[2]	11,100	508,380
Oracle Corp.	43,100	1,349,030
PACCAR, Inc.[2]	18,700	1,073,754
Pall Corp.[2]	16,400	813,112
Parker Hannifin Corp.	8,200	707,660
Peabody Energy Corp.[2]	9,300	595,014
PepsiCo, Inc.[2]	19,900	1,300,067
Pfizer, Inc.[2]	34,400	602,344
Philip Morris International, Inc.[2]	13,300	778,449
Praxair, Inc.	6,800	649,196
Precision Castparts Corp.	8,000	1,113,680
Priceline.com, Inc.*[2]	3,900	1,558,245
Procter & Gamble Co.[2]	9,600	617,568
QUALCOMM, Inc.[2]	54,100	2,677,409
Red Hat, Inc.*	11,400	520,410
Riverbed Technology, Inc.*	18,800	661,196
Roper Industries, Inc.	10,900	833,087
Ryder System, Inc.[2]	31,700	1,668,688
SanDisk Corp.*	18,200	907,452
Schlumberger Ltd.	18,400	1,536,400
Sempra Energy[2]	21,600	1,133,568
Sherwin-Williams Co.	15,300	1,281,375
Southwest Airlines Co.[2]	108,700	1,410,926
Sunoco, Inc.[2]	14,400	580,464
Symantec Corp.*[2]	29,300	490,482
Teradata Corp.*	17,100	703,836
Texas Instruments, Inc.[2]	22,300	724,750
Time Warner Cable, Inc.	2	132
Time Warner, Inc.[2]	4,800	154,416
Tupperware Brands Corp.[2]	6,400	305,088
Ultra Petroleum Corp.*[2]	60,700	2,899,639
Union Pacific Corp.	7,800	722,748
United Technologies Corp.[2]	19,200	1,511,424
UnitedHealth Group, Inc.[2]	19,100	689,701
US Bancorp[2]	8,000	215,760
Viacom, Inc., Class B2	21,400	847,654
Watson Pharmaceuticals, Inc.*	17,500	903,875
WellPoint, Inc.*[2]	4,800	272,928
Wells Fargo & Co.[2]	27,100	839,829
Whirlpool Corp.[2]	4,400	390,852
Total United States common stocks		147,695,027
Total common stocks (cost $251,584,506)		302,079,037

13

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares		Value
Preferred stock: 0.68%
Germany: 0.68%
Henkel AG & Co KGaA, Preference shares (cost $1,790,962)		52,303	$3,252,447
	Face amount
Bonds: 11.54%
Corporate bonds: 5.48%
Australia: 0.11%
Leighton Finance Ltd., 9.500%, due 07/28/14	AUD	250,000	259,790
Wesfarmers Ltd., 8.250%, due 09/11/14		250,000	264,375
Total Australia corporate bonds			524,165
Bermuda: 0.03%
Validus Holdings Ltd., 8.875%, due 01/26/40		$150,000	159,901
Canada: 0.04%
ING Bank of Canada, 4.300%, due 12/05/16	CAD	200,000	190,084
France: 0.06%
Credit Agricole SA, 6.637%, due 05/31/17[5,6,7]		$300,000	257,250
Germany: 0.11%
HeidelbergCement AG, 8.000%, due 01/31/17	EUR	350,000	499,275
Greece: 0.03%
OTE PLC, 5.375%, due 02/14/11		125,000	167,373
Ireland: 0.25%
Allied Irish Banks PLC, 1.040%, due 04/11/12[6]		500,000	521,157
Anglo Irish Bank Corp. Ltd., 0.411%, due 11/02/11[6]		$250,000	176,250
1.143%, due 01/31/11[6]	EUR	250,000	314,031
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17		150,000	201,948
Total Ireland corporate bonds			1,213,386
Luxembourg: 0.10%
GAZ Capital SA for Gazprom, 6.580%, due 10/31/13	GBP	300,000	496,963

	Face amount		Value
Portugal: 0.11%
EDP Finance BV, 4.900%, due 10/01/19[5]		$600,000	$511,462
United Kingdom: 0.41%
Barclays Bank PLC, 5.140%, due 10/14/20		275,000	247,430
FCE Bank PLC, 7.125%, due 01/16/12	EUR	350,000	479,398
7.125%, due 01/15/13		250,000	349,108
Lloyds TSB Bank PLC, 5.800%, due 01/13/20[5]		$600,000	592,419
Virgin Media Finance PLC, 9.125%, due 08/15/16		275,000	292,875
Total United Kingdom corporate bonds			1,961,230
United States: 4.23%
Ally Financial, Inc., 6.625%, due 05/15/12		150,000	154,630
American General Finance Corp., 4.000%, due 03/15/11[1]		600,000	595,500
5.625%, due 08/17/11		300,000	295,125
Anadarko Petroleum Corp., 5.950%, due 09/15/16		300,000	322,287
Apria Healthcare Group, Inc., 11.250%, due 11/01/14		650,000	710,125
Axcan Intermediate Holdings, Inc., 12.750%, due 03/01/16		600,000	616,500
Biomet, Inc., 10.375%, due 10/15/17[8]		250,000	273,125
Boise Cascade LLC, 7.125%, due 10/15/14		700,000	684,250
Cemex Finance LLC, 9.500%, due 12/14/16[5]		150,000	154,687
Chesapeake Energy Corp., 9.500%, due 02/15/15		250,000	281,875
Citigroup, Inc., 4.750%, due 05/31/17[6]	EUR	900,000	1,094,835
Crown Americas LLC, 7.625%, due 05/15/17		$650,000	698,750
Discover Financial Services, 10.250%, due 07/15/19		300,000	372,364
DISH DBS Corp., 6.625%, due 10/01/14		250,000	259,375
FireKeepers Development Authority, 13.875%, due 05/01/15[5]		300,000	354,750
FirstEnergy Solutions Corp., 6.800%, due 08/15/39		280,000	271,377

14

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Ford Motor Credit Co. LLC, 12.000%, due 05/15/15		$650,000	$817,660
Frontier Communications Corp., 8.250%, due 05/01/14		250,000	276,875
Goldman Sachs Group, Inc., 4.100%, due 11/03/15	CAD	200,000	198,827
Hertz Corp., 8.875%, due 01/01/14		$500,000	511,250
International Lease Finance Corp., 5.000%, due 09/15/12		250,000	251,562
8.625%, due 09/15/15[5]		675,000	725,625
JP Morgan Chase Capital XXVII, 7.000%, due 11/01/39		400,000	418,811
Kinder Morgan Energy Partners LP, 7.300%, due 08/15/33		700,000	779,172
Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16		587,500	594,844
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17		700,000	740,090
Momentive Performance Materials, Inc., 11.500%, due 12/01/16		250,000	271,250
Morgan Stanley, 7.300%, due 05/13/19		600,000	675,383
Owens Corning, 6.500%, due 12/01/16		300,000	317,736
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16		300,000	318,750
Pacific Bell Telephone Co., 7.125%, due 03/15/26		350,000	404,052
Pacific Life Insurance Co., 9.250%, due 06/15/39[5]		500,000	649,767
Petrohawk Energy Corp., 10.500%, due 08/01/14		550,000	627,000
Plains Exploration & Production Co., 7.750%, due 06/15/15		450,000	469,125
Reynolds American, Inc., 6.750%, due 06/15/17		300,000	335,315
Ryerson, Inc., 12.000%, due 11/01/15		500,000	523,750
SLM Corp., 1.300%, due 11/15/11[6]	EUR	250,000	320,503
SunTrust Bank, 7.250%, due 03/15/18		$300,000	332,637

	Face amount		Value
Tennessee Valley Authority., 4.625%, due 09/15/60		$600,000	$561,212
Univision Communications, Inc., 12.000%, due 07/01/14[5]		600,000	657,000
Wachovia Capital Trust III, 5.800%, due 03/15/11[6,7]		300,000	260,250
Wells Fargo Capital XIII, 7.700%, due 03/26/13[6,7]		300,000	310,125
Williams Cos., Inc., 8.750%, due 03/15/32		241,000	294,849
Yankee Acquisition Corp., 8.500%, due 02/15/15		300,000	312,000
Yonkers Racing Corp., 11.375%, due 07/15/16[5]		270,000	297,338
Total United States corporate bonds			20,392,313
Total corporate bonds (cost $25,755,687)			26,373,402
Asset-backed securities: 0.82%
Cayman Islands: 0.16%
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.626%, due 05/10/21[3,5,6,9]		1,000,000	783,900
United Kingdom: 0.16%
Chester Asset Receivables Dealings, Series 2004-1, Class C, 1.638%, due 04/15/16[6]	GBP	170,000	244,183
Chester Asset Receivables Dealings No. 12 PLC, Series C, 2.190%, due 01/18/11[6]		320,000	498,748
Total United Kingdom asset-backed securities			742,931
United States: 0.50%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.461%, due 08/25/35[6]		$83,527	80,805
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, due 06/20/14		200,000	211,565
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 0.311%, due 11/25/36[6]		47,577	47,174

15

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Asset-backed securities—(Concluded)
United States—(Concluded)
Home Equity Asset Trust, Series 2006-3, Class 2A3, 0.441%, due 07/25/36[6]	$317,624	$306,009
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.361%, due 03/25/37[6]	2,528,942	171,336
MBNA Credit Card Master Note Trust, Series 2003-C7, Class C7, 1.610%, due 03/15/16[6]	375,000	370,576
Nomura Asset Acceptance Corp., Series 2006-S4, Class A1, 0.431%, due 08/25/36[3,6]	1,041,890	329,102
Popular ABS Mortgage Pass-Through Trust, Series 2006-E, Class A1, 0.351%, due 01/25/37[6]	13,553	13,506
Renaissance Home Equity Loan Trust, Series 2006-4, Class AV1, 0.331%, due 01/25/37[6]	31,402	31,175
Series 2005-3, Class AF3, 4.814%, due 11/25/35[10]	51,746	50,090
Residential Asset Securities Corp., Series 2006-KS2, Class A3, 0.451%, due 03/25/36[6]	326,019	311,072
Series 2005-KS11, Class AI3, 0.461%, due 12/25/35[6]	34,054	33,451
SACO I Trust, Series 2006-3, Class A1, 0.621%, due 04/25/36[6]	1,601,104	461,934
Soundview Home Equity Loan Trust, Series 2006-OPT3, Class 2A2, 0.371%, due 06/25/36[6]	4,583	4,560
Total United States asset-backed securities		2,422,355
Total asset-backed securities (cost $6,837,768)		3,949,186
Collateralized debt obligations: 2.11%
Cayman Islands: 0.66%
Avenue CLO Fund Ltd., Series 2007-5I, Class SUB, due 04/25/19[3,11]	2,200,000	880,000
FM Leveraged Capital Fund II, due 11/20/20[3,5,6,9,11]	5,300,000	378,950

	Face amount		Value
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19[3,5,9,11]		$1,200,000	$612,000
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[3,5,9]		8,000,000	0
Shasta CLO Ltd., due 04/20/13[3,5,6,9,11]		2,000,000	1,300,000
Total Cayman Islands collateralized debt obligations			3,170,950
Ireland: 0.20%
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22[3,6,11]		2,500,000	968,818
Luxembourg: 0.03%
Ashwell Rated SA, 6.625%, due 12/22/77[3,4,5,6,9]	GBP	1,950,000	30
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22[3,5,6,9,11]	EUR	2,400,000	160,356
Total Luxembourg collateralized debt obligations			160,386
Netherlands: 1.01%
Ares Euro CLO BV, Series 2007-1A, Class G1, 13.138%, due 05/15/24[3,5,6,9]		1,400,000	598,662
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22[3,5,9]		3,000,000	1,282,848
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22[3,5,9,11,12]		3,000,000	1,242,759
Prospero CLO I BV, Series I-A, Class A2, 0.829%, due 03/20/17[3,5,6,9]		$1,000,000	817,500
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23[3,5,6,9]	EUR	2,000,000	935,410
Total Netherlands collateralized debt obligations			4,877,179
United States: 0.21%
Cent CDO Ltd., Series 2006-12A, Class INC, 0.540%, due 11/18/20[3,11]		$2,000,000	1,000,000
Total collateralized debt obligations (cost $43,408,117)			10,177,333

16

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities: 1.26%
United States: 1.26%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.699%, due 04/10/49[6]	$450,000	$431,713
Series 2007-4, Class A4, 5.742%, due 02/10/51[6]	400,000	426,073
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.698%, due 12/10/49[6]	650,000	644,870
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class AM, 5.347%, due 12/10/46	300,000	288,339
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.543%, due 12/10/49	400,000	411,841
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39	1,200,000	1,198,881
Series 2006-GG7, Class A4, 5.883%, due 07/10/38[6]	900,000	981,899
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM, 5.464%, due 12/12/43	300,000	294,775
Series 2007-LD12, Class A4, 5.882%, due 02/15/51[6]	825,000	873,472
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.807%, due 08/12/45[5,6]	500,000	496,845
Total commercial mortgage-backed securities (cost $4,909,423)		6,048,708
Mortgage & agency debt securities: 1.19%
United States: 1.19%
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.451%, due 11/25/35[6]	2,607,823	624,782
Countrywide Alternative Loan Trust, Series 2006-45T1, Class M1, 6.000%, due 02/25/37	42,493	4

	Face amount	Value
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 5.603%, due 05/25/36[6]	$624,152	$3,745
Series 2006-7, Class B1, 5.848%, due 08/25/36[6]	179,360	2,353
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	1,300,000	1,407,690
Federal National Mortgage Association, 5.976%, due 10/09/19[12,13]	1,700,000	1,073,419
Federal National Mortgage Association Pool, 4.000%, TBA[13]	2,325,000	2,306,109
GSR Mortgage Loan Trust, Series 2006-5F, Class B1, 6.056%, due 06/25/36[6]	954,956	29,978
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.501%, due 06/19/35[6]	252,692	171,217
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 3.162%, due 04/25/35[6]	1,678,671	58,101
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3B1, 5.581%, due 12/25/36[6]	1,296,576	27,215
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 2B1, 5.928%, due 09/25/36[6]	249,711	2,497
Series 2006-18, Class B1, 6.000%, due 12/26/36	1,169,655	9,026
Total mortgage & agency debt securities (cost $8,021,498)		5,716,136
Municipal bonds: 0.33%
State of California, GO, 7.300%, due 10/01/39	1,425,000	1,445,449
State of Illinois, GO, Series 2010, 4.421%, due 01/01/15	165,000	166,450
Total municipal bonds (cost $1,601,585)		1,611,899

17

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Concluded)
US government obligation: 0.31%
US Treasury Bonds, PO, 3.861%, due 08/15/29[12] (cost $1,692,446)		$3,500,000	$1,499,855
Non-US government obligation: 0.04%
Greece: 0.04%
Hellenic Republic Government Bond, 4.300%, due 03/20/12 (cost $208,379)	EUR	160,000	194,929
Total bonds (cost $92,434,903)			55,571,448
	Shares
Investment companies: 25.49%
UBS Global Corporate Bond Relationship Fund*[14]		4,518,395	49,072,477
UBS Opportunistic Emerging Markets Debt Relationship Fund*[14]		769,619	12,781,528
UBS U.S. Equity Alpha Relationship Fund*[14]		5,383,420	60,908,010
Total investment companies (cost $99,777,283)			122,762,015
Short-term investment: 5.58%
Investment company: 5.58%
UBS Cash Management Prime Relationship Fund[14] (cost $26,894,610)		26,894,610	26,894,610
	Number of contracts
Options purchased: 0.67%
Call option: 0.42%
S&P 500 Index, strike @ USD 1,175.00, expires March 2011*		213	2,040,540
Put options: 0.14%
10 Year US Treasury Notes, strike @ USD 119.50, expires January 2011*		120	73,125
2 Year US Treasury Notes, strike @ USD 109.00, expires January 2011*		138	10,781

	Number of contracts		Value
5 Year US Treasury Notes, strike @ USD 117.50, expires January 2011*		120	$61,875
90 Day Euro-Dollar Futures, strike @ USD 96.00, expires March 2011*		161	1,006
90 Day Euro-Dollar Futures, strike @ USD 95.00, expires June 2011*		144	900
90 Day Euro-Dollar Futures, strike @ USD 96.00, expires September 2011*		528	6,600
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires September 2012*		232	503,150
Japan 10 Year, strike @ JPY 140.00, expires January 2011*		2	9,854
	Face amount covered by contracts
Foreign Exchange Option, Buy AUD/USD, strike @ AUD 0.94, expires January 2011*		$10,451,000	8,199
Foreign Exchange Option, Buy AUD/USD, strike @ AUD 0.91, expires January 2011*		10,544,000	6,589
	Notional amount
Options purchased on interest rate swaps: 0.11%
Expiring 04/15/11. If option exercised the Fund pays monthly floating 28 day MEXIBOR and receives monthly 4.860%. Underlying interest rate swap terminating 04/15/13. European style. Counterparty: Deutsche Bank AG*	MXN	1,472,000,000	16,746
Expiring 04/18/11. If option exercised the Fund pays monthly floating 28 day MEXIBOR and receives monthly 4.870%. Underlying interest rate swap terminating 04/16/13. European style. Counterparty: Deutsche Bank AG*		1,472,000,000	19,189

18

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Notional amount		Value
Options purchased—(Concluded)
Options purchased on interest rate swaps—(Concluded)
Expiring 04/27/11. If option exercised the Fund pays 4.035% and receives semi-annually floating 6 month LIBOR. Underlying interest rate swap terminating 04/27/18. European style. Counterparty: Deutsche Bank AG*	GBP	6,500,000	$18,656
Expiring 04/29/11. If option exercised the Fund pays monthly floating 28 day MEXIBOR and receives monthly 4.920%. Underlying interest rate swap terminating 04/29/13. European style. Counterparty: Citi Bank Bank NA*	MXN	1,570,400,000	60,955
Expiring 05/05/11. If option exercised the Fund pays monthly floating 28 day MEXIBOR and receives monthly 5.160%. Underlying interest rate swap terminating 05/03/13. European style. Counterparty: Deutsche Bank AG*		1,470,500,000	99,416
Expiring 06/08/11. If option exercised the Fund pays 1.990% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 06/30/13. European style. Counterparty: Deutsche Bank AG*		$32,500,000	33,603
Expiring 04/18/11. If option exercised the Fund pays fixed 6.000% and receives quarterly 3 month LIBOR. Underlying interest rate swap terminating 02/15/11. European style. Counterparty: Deutsche Bank AG*		7,050,000	278,566
Total options purchased (cost $4,368,888)			3,249,750

	Shares	Value
Investment of cash collateral from securities loaned: 0.61%
UBS Private Money Market Fund LLC,[14] (cost $2,930,382)	$2,930,382	$2,930,382
Total investments before investments sold short: 107.28% (cost $479,781,534)		516,739,689
Investments sold short: (18.67)%
Common stocks: (18.67)%
Ireland: (0.11)%
Ingersoll-Rand PLC	(11,000)	(517,990)
Switzerland: (0.05)%
Mettler-Toledo International, Inc.	(1,700)	(257,057)
United States: (18.51)%
3M Co.	(6,700)	(578,210)
Advanced Micro Devices, Inc.	(95,500)	(781,190)
Akamai Technologies, Inc.	(15,000)	(705,750)
Alliant Energy Corp.	(29,900)	(1,099,423)
Altera Corp.	(38,100)	(1,355,598)
Amedisys, Inc.	(9,400)	(314,900)
American Water Works Co., Inc.	(30,100)	(761,229)
Aqua America, Inc.	(29,200)	(656,416)
Archer-Daniels-Midland Co. NPV	(5,200)	(156,416)
Best Buy Co., Inc.	(25,100)	(860,679)
Bio-Reference Labs, Inc.	(24,200)	(536,756)
BMC Software, Inc.	(53,700)	(2,531,418)
Bristol-Myers Squibb Co.	(28,600)	(757,328)
Brown-Forman Corp., Class B	(22,900)	(1,594,298)
C.H. Robinson Worldwide, Inc.	(30,100)	(2,413,719)
Calpine Corp.	(29,200)	(389,528)
Cardinal Health, Inc.	(14,000)	(536,340)
Caterpillar, Inc.	(15,200)	(1,423,632)
Celgene Corp.	(9,900)	(585,486)
CenturyLink, Inc.	(10,500)	(484,785)
Cephalon, Inc.	(7,900)	(487,588)
Charles River Laboratories International, Inc.	(31,300)	(1,112,402)
Chesapeake Energy Corp.	(33,500)	(867,985)
Chevron Corp.	(8,500)	(775,625)
Church & Dwight Co., Inc.	(4,300)	(296,786)
Clorox Co.	(18,500)	(1,170,680)
Cognizant Technology Solutions Corp., Class A	(3,400)	(249,186)
Compuware Corp.	(24,300)	(283,581)
ConocoPhillips	(9,300)	(633,330)
CONSOL Energy, Inc.	(9,700)	(472,778)
Consolidated Edison, Inc.	(31,600)	(1,566,412)
Corning, Inc.	(35,200)	(680,064)
Covance, Inc.	(7,700)	(395,857)
CSX Corp.	(9,100)	(587,951)

19

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Deere & Co.	(6,300)	$(523,215)
Dell, Inc.	(98,400)	(1,333,320)
Delta Air Lines, Inc.	(63,800)	(803,880)
Diebold, Inc.	(19,900)	(637,795)
Discovery Communications, Inc., Class A	(6,600)	(275,220)
Dollar General Corp.	(11,800)	(361,906)
Duke Energy Corp.	(19,500)	(347,295)
EI Du Pont de Nemours & Co.	(16,000)	(798,080)
Eli Lilly & Co.	(59,200)	(2,074,368)
EMC Corp.	(69,000)	(1,580,100)
Emerson Electric Co.	(14,100)	(806,097)
EQT Corp.	(9,500)	(425,980)
Expeditors International Washington, Inc.	(40,100)	(2,189,460)
Express Scripts, Inc.	(5,000)	(270,250)
Fiserv, Inc.	(10,600)	(620,736)
Flextronics International Ltd.	(70,900)	(556,565)
Flowers Foods, Inc.	(27,000)	(726,570)
Ford Motor Co.	(66,300)	(1,113,177)
Forest Laboratories, Inc.	(31,600)	(1,010,568)
Freeport-McMoRan Copper & Gold, Inc.	(4,900)	(588,441)
Gap, Inc.	(38,400)	(850,176)
Goodrich Corp.	(21,100)	(1,858,277)
Hasbro, Inc.	(7,500)	(353,850)
Hershey Co.	(25,700)	(1,211,755)
Honeywell International, Inc.	(13,700)	(728,292)
Hormell Foods Corp.	(9,500)	(486,970)
Hospira, Inc.	(13,100)	(729,539)
Hudson City Bancorp, Inc.	(32,700)	(416,598)
Humana, Inc.	(8,500)	(465,290)
Integrys Energy Group, Inc.	(4,500)	(218,295)
Intel Corp.	(77,900)	(1,638,237)
International Business Machines Corp.	(4,300)	(631,068)
Intuitive Surgical, Inc.	(3,100)	(799,025)
ITT Corp.	(11,000)	(573,210)
JC Penney Co., Inc.	(8,100)	(261,711)
Joy Global, Inc.	(8,100)	(702,675)
Laboratory Corp. of America Holdings	(3,100)	(272,552)
Lamar Advertising Co., Class A	(39,300)	(1,565,712)
Linear Technology Corp.	(10,600)	(366,654)
McDonald's Corp.	(11,700)	(898,092)
MetroPCS Communications, Inc.	(23,600)	(298,068)
Micron Technology, Inc.	(41,000)	(328,820)
Motorola, Inc.	(71,700)	(650,319)
Navistar International Corp.	(12,100)	(700,711)

	Shares	Value
NetApp, Inc.	(8,500)	$(467,160)
NetFlix, Inc.	(5,600)	(983,920)
Nordstrom, Inc.	(7,600)	(322,088)
Novellus Systems, Inc.	(32,600)	(1,053,632)
NSTAR	(34,300)	(1,447,117)
Nvidia Corp.	(11,500)	(177,100)
Occidental Petroleum Corp.	(23,200)	(2,275,920)
O'Reilly Automotive, Inc.	(19,000)	(1,147,980)
Parker Hannifin Corp.	(6,600)	(569,580)
Pioneer Natural Resources Co.	(10,000)	(868,200)
PNC Financial Services Group, Inc.	(14,100)	(856,152)
Quicksilver Resources, Inc.	(32,800)	(483,472)
Red Hat, Inc.	(10,800)	(493,020)
Regions Financial Corp.	(91,500)	(640,500)
Rockwell Automation, Inc.	(18,000)	(1,290,780)
Sara Lee Corp.	(19,500)	(341,445)
Schlumberger Ltd.	(10,300)	(860,050)
Sears Holdings Corp.	(14,400)	(1,062,000)
Smithfield Foods, Inc.	(41,500)	(856,145)
Southern Co.	(36,600)	(1,399,218)
Spectra Energy Corp.	(26,600)	(664,734)
Starwood Hotels & Resorts Worldwide, Inc.	(13,200)	(802,296)
Tellabs, Inc.	(58,000)	(393,240)
Thermo Fisher Scientific, Inc.	(15,800)	(874,688)
TJX Cos., Inc.	(6,300)	(279,657)
Travelers Cos., Inc.	(16,400)	(913,644)
Tyson Foods, Inc., Class A	(43,100)	(742,182)
Verizon Communications, Inc.	(15,100)	(540,278)
Walt Disney Co.	(7,500)	(281,325)
Whole Foods Market, Inc.	(20,200)	(1,021,918)
WW Grainger, Inc.	(18,300)	(2,527,413)
Xcel Energy, Inc.	(15,700)	(369,735)
Total United States common stocks		(89,158,834)
Total common stocks and investments sold short (proceeds $(65,367,865))		(89,933,881)
Total investments, net of investments sold short: 88.61%		426,805,808
Cash and other assets, less liabilities: 11.39%		54,876,079
Net assets: 100.00%		$481,681,887

20

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$84,437,205
Gross unrealized depreciation	(47,479,050)
Net unrealized appreciation of investments	$36,958,155

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2010.

2  All or a portion of these securities have been designated as collateral for open short positions.

3  Security is illiquid. At December 31, 2010, the value of these securities amounted to $11,290,335 or 2.34% of net assets.

4  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2010, the value of these securities amounted to $30 or 0.00% of net assets.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $12,809,558 or 2.66% of net assets.

6  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2010 and changes periodically.

7  Perpetual bond security. The maturity date reflects the next call date.

8  PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

9  These securities, which represent 1.68% of net assets as of December 31, 2010, are considered restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/10	12/31/10 Value as a percentage of net assets
Ares Euro CLO BV, Series 2007-1A, Class G1, 13.138%, due 05/15/24	03/26/07	$1,863,680	0.39%	$598,662	0.12%
Ashwell Rated SA, 6.625%, due 12/22/77	01/29/07	3,660,332	0.76	30	0.00[1]
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.626%, due 05/10/21	09/30/09	692,500	0.14	783,900	0.16
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	1.10	378,950	0.08
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	3,200,760	0.66	160,356	0.03
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	10/31/06	3,637,455	0.76	1,282,848	0.27
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19	10/20/06	1,128,000	0.23	612,000	0.13
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22	11/28/06	3,840,472	0.80	1,242,759	0.26
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	8,138,056	1.69	0	0.00
Prospero CLO I BV, Series I-A, Class A2, 0.829%, due 03/20/17	10/29/09	760,000	0.16	817,500	0.17
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23	09/25/06	2,551,500	0.53	935,410	0.19
Shasta CLO Ltd., due 04/20/13	12/20/06	1,900,000	0.39	1,300,000	0.27
		$36,672,755	7.61%	$8,112,415	1.68%

1  Amount represents less than 0.005%.

21

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

10  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2010. Maturity date disclosed is the ultimate maturity date.

11  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

12  Rate shown reflects annualized yield at December 31, 2010 on zero coupon bond.

13  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

14  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Net realized gain during the six months ended 12/31/10	Change in net unrealized appreciation/ depreciation during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$30,452,523	$182,631,389	$186,189,302	$—	$—	$26,894,610	$34,557
UBS Private Money Market Fund LLC[1]	4,355,230	31,662,039	33,086,887	—	—	2,930,382	27,323
UBS Global Corporate Bond Relationship Fund	53,202,142	—	6,250,000	552,020	1,568,315	49,072,477	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	17,369,977	—	6,500,000	1,858,834	52,717	12,781,528	—
UBS U.S. Equity Alpha Relationship Fund	62,547,042	—	15,000,000	3,203,557	10,157,411	60,908,010	—
	$167,926,914	$214,293,428	$247,026,189	$5,614,411	$11,778,443	$152,587,007	$61,880

1  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

ABS  Asset-backed securities

ADR  American depositary receipt

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CVA  Dutch certification—depository certificate

GDR  Global depositary receipt

GE  General Electric

GO  General Obligation

GSR  Goldman Sachs Residential

LIBOR  London Interbank Offered Rate

MEXIBOR  Mexican Interbank Offered Rate

NPV  No Par Value

OJSC  Open joint stock company

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

22

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of December 31, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Goldman Sachs International	AUD	48,840,000	USD	46,593,360	03/03/11	$(2,995,845)
Goldman Sachs International	TRY	11,524,509	USD	7,360,000	03/03/11	(52,569)
JPMorgan Chase Bank	AUD	480,000	USD	465,162	03/02/11	(22,259)
JPMorgan Chase Bank	CAD	410,000	USD	405,108	03/02/11	(6,774)
JPMorgan Chase Bank	CHF	2,500,000	USD	2,497,088	03/03/11	(178,368)
JPMorgan Chase Bank	DKK	15,470,000	USD	2,746,429	03/03/11	(26,511)
JPMorgan Chase Bank	EUR	480,000	USD	642,360	03/02/11	1,023
JPMorgan Chase Bank	GBP	695,000	USD	1,095,198	03/02/11	12,083
JPMorgan Chase Bank	NOK	12,360,000	USD	1,997,430	03/03/11	(114,780)
JPMorgan Chase Bank	USD	231,926	CAD	235,000	03/02/11	4,153
JPMorgan Chase Bank	USD	1,661,808	EUR	1,260,000	03/02/11	21,702
JPMorgan Chase Bank	USD	8,318,321	EUR	6,300,000	03/03/11	99,193
JPMorgan Chase Bank	USD	2,417,795	GBP	1,550,000	03/03/11	(2,234)
JPMorgan Chase Bank	USD	44,762,192	KRW	51,857,000,000	03/03/11	794,234
JPMorgan Chase Bank	USD	47,185,444	MXN	595,150,000	03/03/11	802,491
JPMorgan Chase Bank	USD	15,983,560	MYR	50,556,000	03/03/11	350,824
JPMorgan Chase Bank	USD	32,206,417	TWD	973,600,000	03/03/11	1,230,137
Morgan Stanley & Co. Inc.	CAD	34,620,000	USD	33,762,434	03/03/11	(1,015,691)
Morgan Stanley & Co. Inc.	CHF	17,460,000	USD	17,414,548	03/03/11	(1,270,840)
Morgan Stanley & Co. Inc.	EUR	108,505,000	USD	143,209,462	03/03/11	(1,765,516)
Morgan Stanley & Co. Inc.	GBP	37,575,000	USD	58,902,758	03/03/11	344,876
Morgan Stanley & Co. Inc.	NZD	83,815,000	USD	62,518,866	03/03/11	(2,489,725)
Morgan Stanley & Co. Inc.	TRY	32,445,000	USD	21,475,377	03/03/11	606,740
Morgan Stanley & Co. Inc.	USD	8,095,119	JPY	677,100,000	03/03/11	249,658
Morgan Stanley & Co. Inc.	USD	20,879,103	PLN	64,245,000	03/03/11	743,187
Morgan Stanley & Co. Inc.	USD	23,505,406	SEK	165,880,000	03/03/11	1,108,903
Morgan Stanley & Co. Inc.	USD	30,228,610	SGD	39,880,000	03/03/11	846,312
Morgan Stanley & Co. Inc.	USD	42,912,444	TRY	64,890,000	03/03/11	(1,175,170)
Royal Bank of Scotland	EUR	7,975,000	USD	10,613,585	03/02/11	(41,972)
Royal Bank of Scotland	USD	4,955,442	GBP	3,190,000	03/03/11	15,939
Net unrealized depreciation on forward foreign currency contracts						$(3,926,799)

23

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  New Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of December 31, 2010:

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 124 contracts (USD)	March 2011	$15,941,379	$15,759,625	$(181,754)
5 Year US Treasury Notes, 343 contracts (USD)	March 2011	40,269,985	40,377,531	107,546
US Treasury futures sell contracts:
US Long Bond, 5 contracts (USD)	March 2011	(605,930)	(610,625)	(4,695)
10 Year US Treasury Notes, 116 contracts (USD)	March 2011	(13,852,254)	(13,970,750)	(118,496)
Index futures buy contracts:
Amsterdam Exchange Index, 85 contracts (EUR)	January 2011	8,003,639	8,060,027	56,388
CAC 40 Euro Index, 153 contracts (EUR)	January 2011	7,942,040	7,788,671	(153,369)
DAX Index, 330 contracts (EUR)	March 2011	77,101,116	76,366,539	(734,577)
MSCI Singapore Index, 31 contracts (SGD)	January 2011	1,789,724	1,828,090	38,366
NIKKEI 225 Index, 119 contracts (JPY)	March 2011	14,870,666	14,964,774	94,108
SPI 200 Index, 61 contracts (AUD)	March 2011	7,437,075	7,377,712	(59,363)
Index futures sell contracts:
Dow Jones EURO STOXX 50 Index, 662 contracts (EUR)	March 2011	(25,195,733)	(24,716,579)	479,154
FTSE 100 Index, 198 contracts (GBP)	March 2011	(17,993,115)	(18,191,797)	(198,682)
FTSE/MIB Index, 78 contracts (EUR)	March 2011	(10,805,924)	(10,529,977)	275,947
Hang Seng Stock Index, 33 contracts (HKD)	January 2011	(4,859,839)	(4,886,656)	(26,817)
IBEX 35 Index, 578 contracts (EUR)	January 2011	(76,232,846)	(75,623,863)	608,983
OMXS 30 Index, 93 contracts (SEK)	January 2011	(1,593,658)	(1,599,860)	(6,202)
S&P 500 Index, 100 contracts (USD)	March 2011	(30,897,150)	(31,325,000)	(427,850)
Interest rate futures buy contracts:
Euro-Bund, 140 contracts (EUR)	March 2011	23,521,203	23,443,246	(77,957)
Interest rate futures sell contracts:
Japanese 10 Year Bond, 4 contracts (JPY)	March 2011	(6,906,320)	(6,927,454)	(21,134)
Net unrealized depreciation on futures contracts				$(350,404)

Currency type abbreviations:

AUD  Australian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

24

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Options written

UBS Dynamic Alpha Fund had the following open options written as of December 31, 2010:

	Expiration date	Premiums received	Value
Call options
5 Year US Treasury Notes, 120 contracts, strike @ USD 118.50	January 2011	$24,110	$(32,813)
Foreign Exchange Option, Sell AUD/USD, $10,451,000 face amount covered by contracts, strike @ AUD 1.02	January 2011	131,088	(94,098)
Foreign Exchange Option, Sell AUD/USD, $10,544,000 face amount covered by contracts, strike @ AUD 1.01	January 2011	129,105	(183,637)
Put options
10 Year US Treasury Notes, 120 contracts, strike @ USD 118.00	January 2011	56,930	(30,000)
5 Year US Treasury Notes, 120 contracts, strike @ USD 116.50	January 2011	37,238	(27,187)
90 Day Euro-Dollar Futures, 528 contracts, strike @ USD 95.00	September 2011	394,152	(3,300)
90 Day Euro-Dollar Time Deposit, 232 contracts, strike @ USD 97.25	September 2012	45,588	(139,200)
Options written on interest rate swaps
If option exercised the Fund pays semi-annually 3.150% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 03/23/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 69,075,000	March 2011	1,039,579	(2,359,560)
If option exercised the Fund pays monthly 5.360% and receives monthly floating 28 day MEXIBOR. Underlying interest rate swap terminating 04/15/13. European style. Counterparty: Deutsche Bank AG, Notional Amount MXN 1,472,000,000	April 2011	286,103	(979,629)
If option exercised the Fund pays monthly 5.370% and receives monthly floating 28 day MEXIBOR. Underlying interest rate swap terminating 04/16/13. European style. Counterparty: Deutsche Bank AG, Notional Amount MXN 1,472,000,000	April 2011	321,944	(975,805)
If option exercised the Fund pays monthly 5.420% and receives monthly floating 28 day MEXIBOR. Underlying interest rate swap terminating 04/29/13. European style. Counterparty: Deutsche Bank AG, Notional Amount MXN 1,570,400,000	April 2011	298,598	(1,052,455)
If option exercised the Fund pays semi-annually 5.660% and receives monthly floating 28 day MEXIBOR. Underlying interest rate swap terminating 05/03/13. European style. Counterparty: Deutsche Bank AG, Notional Amount MXN 1,470,500,000	May 2011	358,558	(716,696)
If option exercised the Fund pays semi-annually 1.550% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 06/10/12. European style. Counterparty: Merrill Lynch International, Notional Amount USD 64,025,000	June 2011	266,504	(25,187)
If option exercised the Fund pays semi-annually 7.250% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 7,050,000	November 2015	129,720	(167,266)
If option exercised the Fund pays semi-annually 8.760% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 7,050,000	November 2015	83,895	(85,861)
Receiver options written on credit default swaps on credit indices
If option exercised payment to the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 15 Index and Fund pays fixed rate of 5.000%. Underlying credit default swap terminating 12/20/15. European style. Counterparty: Credit Suisse International, Notional Amount USD 6,500,000	March 2011	69,225	(14,503)
Payor options written on credit default swaps on credit indices
If option exercised payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 15 Index and Fund receives fixed rate of 1.000%. Underlying credit default swap terminating 12/20/15. European style. Counterparty: Barclays UK, Notional Amount USD 6,500,000	March 2011	13,650	(13,334)
Total options written		$3,685,987	$(6,900,531)

25

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

LIBOR  London Interbank Offered Rate

MEXIBOR  Mexican Interbank Offered Rate

Currency type abbreviations:

AUD  Australian Dollar

MXN  Mexican Peso

USD  United States Dollar

Written option activity for the period ended December 31, 2010 for UBS Dynamic Alpha Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2010	2,678	$1,073,661
Options written	10,853	2,235,715
Options terminated in closing purchase transactions	(12,411)	(2,751,358)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2010	1,120	$558,018

Swaption and Foreign exchange option activity for the period ended December 31, 2010 for UBS Dynamic Alpha Fund was as follows:

Amount of premiums received
Swaptions and Foreign exchange options outstanding at June 30, 2010	$779,716
Swaptions and Foreign exchange options written	3,264,608
Swaptions and Foreign exchange options terminated in closing purchase transactions	(758,819)
Swaptions and Foreign exchange options expired prior to exercise	(157,536)
Swaptions and Foreign exchange options outstanding at December 31, 2010	$3,127,969

Swap agreements

UBS Dynamic Alpha Fund had outstanding currency swap agreements with the following terms as of December 31, 2010:

Counterparty	Pay currency	Pay contracts	Receive currency	Receive contracts	Termination date	Pay rate	Receive rate	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global
Markets Ltd.	AUD	5,581,635	USD	5,019,743	02/25/40	4.9767%[1]	0.2844%[2]	$(966,150)	$(313,074)	$(1,279,224)
Deutsche Bank AG	EUR	5,238,268	USD	7,200,000	03/16/20	0.8835[3]	0.3019[2]	—	153,632	153,632
Deutsche Bank AG	USD	7,200,000	EUR	5,238,268	03/16/40	0.3019[2]	1.0585[3]	—	(180,282)	(180,282)
Merrill Lynch International	USD	5,019,743	AUD	5,581,635	02/25/20	0.2844[2]	5.4692[1]	966,150	261,826	1,227,976
Merrill Lynch International	USD	7,292,501	CAD	7,416,473	03/16/20	0.3019[2]	1.4157[4]	129,128	55,168	184,296
Merrill Lynch International	CAD	7,416,473	USD	7,292,501	03/16/40	1.2107[4]	0.3019[2]	(129,128)	(63,374)	(192,502)
								$—	$(86,104)	$(86,104)

1  Based on 3 month BBSW.

2  Based on 3 month USD LIBOR.

3  Based on 3 month EURIBOR.

4  Based on the 3 month Canadian Bankers Acceptance.

26

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rate

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

USD  United States Dollar

UBS Dynamic Alpha Fund had outstanding interest rate swap agreements with the following terms as of December 31, 2010:

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	27,444,000	08/31/14	2.6325%	0.2944%[2]	$—	$(1,281,017)	$(1,281,017)
Citigroup Global Markets Ltd.	USD	20,960,000	11/15/16	4.0000	0.2856[2]	—	(1,882,678)	(1,882,678)
Citigroup Global Markets Ltd.	USD	7,029,000	02/15/36	4.6680	0.2856[2]	—	(808,165)	(808,165)
Credit Suisse International	EUR	10,670,000	04/13/15	1.2040[3]	2.4430	(340,303)	302,080	(38,223)
Credit Suisse International	EUR	5,140,000	04/13/20	3.3300	1.2040[3]	247,389	(210,855)	36,534
Credit Suisse International	USD	25,400,000	05/31/15	1.6288	—[4]	—	388,474	388,474
Deutsche Bank AG	AUD	11,800,000	09/21/19	5.0817[5]	5.9700	—	(23,936)	(23,936)
Deutsche Bank AG	AUD	6,310,000	09/21/39	5.6200	5.0817[5]	(3,103)	172,005	168,902
Deutsche Bank AG	CAD	12,950,000	10/03/13	—[6]	1.8750	—	(91,202)	(91,202)
Deutsche Bank AG	CAD	11,550,000	10/03/16	2.4850	—[6]	—	249,428	249,428
Deutsche Bank AG	CAD	3,200,000	10/03/21	—[6]	3.2600	—	(108,496)	(108,496)
Deutsche Bank AG	GBP	8,750,000	04/13/15	2.9375	1.0275[7]	—	(342,134)	(342,134)
Deutsche Bank AG	GBP	4,250,000	04/13/20	1.0275[7]	3.8660	—	257,945	257,945
Deutsche Bank AG	USD	52,156,800	12/21/15	2.1750	0.3038[2]	—	(122,410)	(122,410)
Deutsche Bank AG	USD	20,268,000	02/15/17	0.2856[2]	3.4175	—	1,263,021	1,263,021
Deutsche Bank AG	USD	11,000,000	10/01/18	4.5460	0.2900[2]	—	(1,345,092)	(1,345,092)
Deutsche Bank AG	USD	57,294,400	12/21/20	0.3038[2]	3.4350	—	448,349	448,349
Deutsche Bank AG	USD	8,051,000	02/15/36	4.5450	0.2856[2]	—	(761,570)	(761,570)
Deutsche Bank AG	USD	360,000	04/01/39	4.5690	—[4]	—	(25,736)	(25,736)
Deutsche Bank AG	USD	524,000	09/15/39	4.3500	0.3016[2]	—	(29,761)	(29,761)
Deutsche Bank AG	USD	990,000	10/01/39	4.0580	0.3028[2]	—	(2,858)	(2,858)
Deutsche Bank AG	USD	14,242,900	12/21/40	4.1444	0.3038[2]	—	(110,562)	(110,562)
Goldman Sachs International	CHF	50,000,000	09/15/20	1.9525	0.2467[8]	—	400,028	400,028
Goldman Sachs International	EUR	4,650,000	10/10/21	—[9]	2.7950	—	(394,244)	(394,244)
Goldman Sachs International	EUR	2,050,000	10/10/41	2.8550	—[9]	—	353,762	353,762

27

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	EUR	4,680,000	12/17/15	1.2540%[3]	2.6375%	$—	$51,411	$51,411
JPMorgan Chase Bank	USD	5,870,000	12/08/15	1.8050	0.3034[2]	—	82,926	82,926
JPMorgan Chase Bank	USD	119,500,000	11/24/18	0.2706[10]	0.2844[2]	—	351,878	351,878
JPMorgan Chase Bank	USD	6,380,000	12/08/20	0.3034[2]	3.1250	—	(113,655)	(113,655)
JPMorgan Chase Bank	USD	1,570,000	12/08/40	3.9975	0.3034[2]	—	26,486	26,486
Merrill Lynch International	CAD	13,150,000	12/03/12	—[6]	1.5950	—	(51,693)	(51,693)
Merrill Lynch International	CAD	11,700,000	12/03/15	2.3150	1.2979[11]	—	135,508	135,508
Merrill Lynch International	CAD	5,290,000	12/15/15	2.6770	1.2957[11]	—	(25,635)	(25,635)
Merrill Lynch International	CAD	14,650,000	03/09/19	3.3960	1.2957[11]	(7,060)	(363,555)	(370,615)
Merrill Lynch International	CAD	3,250,000	12/03/20	—[6]	3.1850	—	(50,724)	(50,724)
Merrill Lynch International	CAD	7,700,000	03/09/29	1.2957[11]	4.1880	35,443	309,733	345,176
Merrill Lynch International	JPY	2,051,000,000	06/18/12	—[12]	0.4738	—	37,297	37,297
Merrill Lynch International	JPY	1,380,000,000	06/18/15	0.6600	0.3475[13]	—	(106,187)	(106,187)
Merrill Lynch International	JPY	338,000,000	06/18/20	—[12]	1.3013	—	76,992	76,992
Merrill Lynch International	USD	119,500,000	11/24/11	0.2844[2]	0.4134[10]	—	128,839	128,839
Merrill Lynch International	USD	14,100,000	10/05/13	1.1300	—[4]	—	82,529	82,529
Merrill Lynch International	USD	5,600,000	12/16/15	2.2500	0.3019[2]	—	(36,191)	(36,191)
Merrill Lynch International	USD	11,150,000	10/05/16	—[4]	2.1300	—	(329,480)	(329,480)
Merrill Lynch International	USD	6,150,000	12/16/20	0.3019[2]	3.5500	—	113,823	113,823
Merrill Lynch International	USD	3,100,000	10/05/21	2.9863	—[4]	—	194,493	194,493
Merrill Lynch International	USD	2,970,000	08/15/29	4.2625	0.2856[2]	—	(174,867)	(174,867)
Merrill Lynch International	USD	3,250,000	02/15/36	—[4]	3.9750	—	(61,397)	(61,397)
Merrill Lynch International	USD	4,080,000	06/15/39	3.6250	0.3016[2]	—	323,226	323,226
Merrill Lynch International	USD	1,550,000	12/16/40	4.2688	0.3019[2]	—	(47,009)	(47,009)
						$(67,634)	$(3,150,876)	$(3,218,510)

1  Payments made or received are based on the notional amount.

2  Rate based on 3 month LIBOR (USD BBA).

3  Rate based on 6 month EURIBOR.

4  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2010.

5  Rate based on 6 month BBSW.

6  Rate based on 3 month Canadian Bankers Acceptance. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2010.

7  Rate based on 6 month LIBOR (GBP BBA).

8  Rate based on 6 month LIBOR (CHF BBA).

9  Rate based on 6 month EURIBOR. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2010.

10  Rate based on 1 month LIBOR (USD BBA).

11  Rate based on 3 month Canadian Bankers Acceptance.

12  Rate based on 6 month LIBOR (JPY BBA). This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2010.

13  Rate based on 6 month LIBOR (JPY BBA).

28

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

BBA  British Banking Association

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rate

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	3,750,000	06/20/15	5.0000%	—[3]	$(117,188)	$(171,511)	$(288,699)
Deutsche Bank AG	USD	9,680,000	12/20/12	0.6000	—[4]	—	24,835	24,835
Deutsche Bank AG	USD	5,500,000	06/20/15	5.0000	—[3]	(173,021)	(251,549)	(424,570)
Goldman Sachs International	USD	4,960,000	12/20/13	1.5000	—[5]	(120,094)	(106,034)	(226,128)
Goldman Sachs International	USD	8,460,000	06/20/14	5.0000	—[6]	(1,322,463)	(546,835)	(1,869,298)
Goldman Sachs International	USD	12,500,000	12/20/15	5.0000	—[7]	1,799,306	(1,710,769)	88,537
Merrill Lynch International	EUR	3,750,000	06/20/15	1.0000	—[8]	12,904	(3,629)	9,275
Merrill Lynch International	EUR	13,000,000	12/20/15	1.0000	—[9]	(69,853)	37,321	(32,532)
						$9,591	$(2,728,171)	$(2,718,580)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 14 Index.

4  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 9 Index.

5  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 11 Index.

6  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 12 Index.

7  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 14 Index.

8  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe Series 13 Index.

9  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe Series 14 Index.

29

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Credit default swaps on corporate and sovereign issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	EUR	1,000,000	12/20/15	1.0000%	—[3]	$(18,770)	$4,571	$(14,199)
Citigroup Global Markets Ltd.	USD	600,000	09/20/14	5.0000	—[4]	(53,000)	(90,591)	(143,591)
Citigroup Global Markets Ltd.	USD	2,600,000	12/20/14	1.0000	—[5]	29,397	(13,984)	15,413
Deutsche Bank AG	USD	3,000,000	12/20/14	1.0000	—[6]	47,207	(39,907)	7,300
Deutsche Bank AG	USD	750,000	09/20/15	1.0000	—[7]	5,012	10,726	15,738
Merrill Lynch International	USD	1,265,000	12/20/13	3.0500	—[8]	—	(96,215)	(96,215)
Merrill Lynch International	USD	2,740,000	06/20/15	1.0000	—[9]	53,128	127,799	180,927
Merrill Lynch International	USD	2,740,000	06/20/15	0.2500	—[10]	(37,017)	86,570	49,553
Morgan Stanley	EUR	1,000,000	12/20/15	1.0000	—[11]	(7,090)	24,993	17,903
						$18,867	$13,962	$32,829

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Saint Gobain Nederland BV 5.000% bond, due 04/25/14.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Textron Financial Corp. 5.125% bond, due 08/15/14.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wells Fargo & Company 0.702% bond, due 10/28/15.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the JPMorgan Chase & Co. 4.750% bond, due 03/01/15.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions Inc. 6.500% bond, due 09/01/25.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the American Express Co. 4.875% bond, due 07/15/13.

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Belgium Kingdom 4.250% bond, due 9/28/14.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of France 4.250% bond, due 4/25/19.

11  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Commerzbank AG 5.500% bond, due 10/25/11.

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Citigroup Global Markets Ltd.	USD	9,250,000	06/20/15	—[4]	5.0000%	$154,965	$423,060	$578,025	3.8934%
Deutsche Bank AG	EUR	24,200,000	06/20/14	—[5]	1.8500	(1,003,906)	1,080,139	76,233	0.8687
Deutsche Bank AG	USD	12,896,000	06/20/14	—[6]	1.0000	170,743	160,635	331,378	3.8934
Deutsche Bank AG	USD	37,550,000	06/20/15	—[4]	5.0000	659,733	1,717,395	2,377,128	3.8934

30

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Deutsche Bank AG	USD	13,550,000	06/20/15	—[4]	5.0000%	$159,965	$619,726	$779,691	3.8934%
Deutsche Bank AG	USD	9,500,000	07/25/45	—[7]	0.5400	—	(5,460,658)	(5,460,658)	—
Goldman Sachs International	USD	6,500,000	06/20/15	—[8]	1.0000	14,442	61,832	76,274	0.7861
Merrill Lynch International	EUR	15,000,000	06/20/15	—[9]	1.0000	(72,316)	14,516	(57,800)	0.9905
Merrill Lynch International	USD	3,100,000	07/25/45	—[7]	0.5400	—	(1,781,899)	(1,781,899)	—
						$83,626	$(3,165,254)	$(3,081,628)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments received are based on the notional amount.

3  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 14 Index.

5  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Series 11 Index.

6  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 12 Index.

7  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-A Series 6 Index.

8  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 14 Index.

9  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Series 13 Index.

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Citigroup Global Markets Ltd.	EUR	1,000,000	12/20/15	—[4]	1.0000%	$47,182	$(18,195)	$28,987	1.3523%
Citigroup Global Markets Ltd.	USD	1,000,000	03/20/15	—[5]	1.0000	38,346	(16,904)	21,442	1.4305
Credit Suisse International	EUR	4,700,000	12/20/15	—[6]	0.2500	54,276	(45,359)	8,917	0.4204
Deutsche Bank AG	EUR	1,000,000	12/20/15	—[7]	1.0000	23,681	(29,951)	(6,270)	1.5298
Deutsche Bank AG	USD	600,000	09/20/11	—[8]	5.0000	5,929	22,162	28,091	0.1579
Deutsche Bank AG	USD	1,265,000	12/20/13	—[9]	5.3500	—	158,583	158,583	1.1310
Deutsche Bank AG	USD	1,400,000	12/20/13	—[10]	4.0800	—	116,117	116,117	1.2952
Deutsche Bank AG	USD	6,500,000	03/20/15	—[11]	1.0000	(70,881)	111,244	40,363	0.5915
Deutsche Bank AG	USD	675,000	06/20/15	—[12]	1.0000	87,610	(192,661)	(105,051)	10.5277

31

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Deutsche Bank AG	USD	1,500,000	09/20/15	—[13]	1.0000%	$37,947	$(23,435)	$14,512	1.4160%
Merrill Lynch International	USD	600,000	09/20/14	—[14]	5.0000	13,250	72,790	86,040	1.8147
Morgan Stanley	USD	500,000	12/20/15	—[5]	1.0000	20,389	(13,582)	6,807	1.6389
						$257,729	$140,809	$398,538

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Holcim Finance Luxembourg SA 4.375% bond, due 12/09/14.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MetLife, Inc. 5.000% bond, due 06/15/15.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the United States Treasury Notes 4.875% bond, due 08/15/16.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Intesa Sanpaolo SPA 4.750% bond, due 06/15/17.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the BP Capital Markets America, Inc. 4.200% bond, due 06/15/18.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 6.000% bond, due 06/15/12.

10  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Morgan Stanley 6.600% bond, due 04/01/12.

11  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of Japan 2.000% bond, due 03/21/22.

12  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Helenic Republic 5.900% bond,due 10/22/22.

13  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the QBE Insurance Group Ltd. 9.750% bond,due 03/14/14.

14  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Bombardier, Inc. 6.750% bond, due 05/01/12.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

32

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$301,894,284	$184,753	$0	$302,079,037
Common stocks sold short	(89,933,881)	—	—	(89,933,881)
Preferred stock	3,252,447	—	—	3,252,447
Corporate bonds	—	26,373,402	—	26,373,402
Asset-backed securities	—	3,165,286	783,900	3,949,186
Collateralized debt obligations	—	—	10,177,333	10,177,333
Commercial mortgage-backed securities	—	6,048,708	—	6,048,708
Mortgage & agency debt securities	—	5,716,136	—	5,716,136
Municipal bonds	—	1,611,899	—	1,611,899
US government obligation	—	1,499,855	—	1,499,855
Non-US government obligation	—	194,929	—	194,929
Investment companies	—	122,762,015	—	122,762,015
Short-term investment	—	26,894,610	—	26,894,610
Options purchased	2,707,831	541,919	—	3,249,750
Investment of cash collateral from securities loaned	—	2,930,382	—	2,930,382
Other financial instruments[1]	(582,904)	(19,570,464)	—	(20,153,368)
Total	$217,337,777	$178,353,430	$10,961,233	$406,652,440

1  Other financial instruments include open futures contracts, swap agreements, options written and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Common stock	Asset-backed securities	Collateralized debt obligations	Total
Assets
Beginning balance	$0	$766,614	$9,334,600	$10,101,214
Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	—	17,286	6,453,915	6,471,201
Purchases, sales, issuances, and settlements (net)	—	—	(5,611,182)	(5,611,182)
Transfers in and/or out of Level 3	—	—	—	—
Ending balance	$0	$783,900	$10,177,333	$10,961,233
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/10.	$0	$7,439	$8,024,961	$8,032,400

See accompanying notes to financial statements.
33

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS Global Allocation Fund (the "Fund") returned 20.37% (Class A shares returned 13.80% after the deduction of the maximum sales charge), while Class Y shares returned 20.48%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 17.40% over the same time period.

For comparison purposes, the Russell 3000 Index returned 24.46%, the MSCI World Free Index (net) returned 23.96%, and the Citigroup World Government Bond Index returned 6.28% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 36; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance versus the Index was due primarily to market allocation decisions and currency strategy.

Portfolio performance summary1

What worked

•  The Fund's overweight to risk assets made a significant contribution to relative performance during the six months.

  – The Fund was overweight to equities throughout the period, finishing the six months at a 70% equity allocation, versus the Index weight of 65%. This position was rewarded as the global economic landscape improved considerably following the recent "Great Recession."

  – Within equities, the Fund was overweight to US versus European stocks. The six-month period saw a large divergence between strong returns in the US, with lower growth in Europe.

  – The Fund's European equity positions emphasized core European countries such as Germany, while underweighting lower-growth economies like Spain. This weighting was successful as sovereign debt concerns continued into the second half of the reporting period.

•  The Fund had significant exposure to investment grade corporate bonds, which was positive for performance.

  – We find US and European investment grade corporate credit to be attractive. We believe that healthier balance sheets, coupled with strong corporate profits, should benefit credit.

  – We de-emphasized Treasuries in favor of corporate bonds, and benefited when corporate bonds posted higher returns during the six months.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

34

UBS Global Allocation Fund

•  The Fund's currency strategy was positive for performance.

  – We underweighted the euro in the Fund, versus other European currencies. This position was rewarded as sovereign debt concerns in Europe caused the euro to decline, and other European currencies to strenghten.

  – The Fund was also overweight to other European currencies, as well. In particular, we believed the Swedish krona and the Swiss franc were undervalued relative to the euro. We believed they had the potential to appreciate further, and this proved to be the case during the review period.

•  Derivatives use contributed to Fund performance. During the review period, the Fund used derivatives for risk management purposes and as part of the Fund's investment strategies to enhance return across markets and currencies. Our use of derivatives had a positive impact on performance across both market allocation and currencies.

What didn't work

•  Security selection and sector allocation in US equities made negative contributions to performance during the period.

  – Defensive sectors lagged the market meaningfully as the economy began to recover. As a result, an overweight to the utilities sector made a negative contribution to performance.

  – The Fund was underweight materials and telecommunications stocks, which rallied in the second half of the review period. We believe that, while the economy is improving, these areas appear to be already pricing in a strong global economic environment.

  – In the growth sleeve of the Fund, individual holdings in the financials and consumer staples sectors detracted from performance. Additionally, the Fund's health care holdings, as well as an overweight to the healthcare sector, were also headwinds for performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

35

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	20.37%	11.85%	2.84%	5.80%	5.56%
Class B3	19.75	10.82	1.99	N/A	5.79[6]
Class C4	19.70	10.89	2.03	N/A	5.62
Class Y5	20.48	12.11	3.12	6.06	7.45
After deducting maximum sales charge
Class A2	13.80%	5.73%	1.69%	5.20%	5.12%
Class B3	14.75	5.82	1.71	N/A	5.79[6]
Class C4	18.70	9.89	2.03	N/A	5.62
Russell 3000 Index[7]	24.46%	16.93%	2.74%	2.16%	8.61%
MSCI World Free Index (net)[8]	23.96	11.76	2.43	2.31	6.93
Citigroup World Government Bond Index[9]	6.28	5.17	7.09	7.00	6.32
GSMI Mutual Fund Index[10]	17.40	11.02	4.86	5.03	7.89

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.27% and 1.27%; Class B—2.15% and 2.15%; Class C—2.06% and 2.06%; Class Y—0.99% and 0.99%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Allocation Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 13, 2001 and November 22, 2001, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is August 31,1992.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The Citigroup World Government Bond Index is an unmanaged broad-based market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 22 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

10  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

36

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of December 31, 2010

Percentage of net assets
Apple, Inc.	1.2%
Exxon Mobil Corp.	0.9
Wells Fargo & Co.	0.6
JPMorgan Chase & Co.	0.6
Illinois Tool Works, Inc.	0.6
AT&T, Inc.	0.5
QUALCOMM, Inc.	0.5
Procter & Gamble Co.	0.5
Johnson & Johnson	0.5
Allergan, Inc.	0.5
Total	6.4%

Country exposure, top five (unaudited)2

As of December 31, 2010

Percentage of net assets
United States	37.7%
United Kingdom	3.9
Japan	2.8
Germany	2.5
China	2.0
Total	48.9%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2010

Percentage of net assets
US Treasury Notes, 0.500%, due 11/30/12	1.9%
US Treasury Notes, 2.625%, due 04/30/16	1.0
US Treasury Notes, 0.375%, due 10/31/12	0.7
US Treasury Bonds, 8.000%, due 11/15/21	0.7
US Treasury Notes, 2.750%, due 10/31/13	0.7
US Treasury Notes, 3.125%, due 04/30/17	0.6
US Treasury Notes, 2.500%, due 04/30/15	0.5
US Treasury Notes, 2.625%, due 11/15/20	0.3
US Treasury Bonds, 6.250%, due 08/15/23	0.3
US Treasury Bonds, 3.875%, due 08/15/40	0.3
Total	7.0%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 48.3%, United Kingdom 7.4%, Japan 5.5%, China 3.8%, Germany 3.1%.

37

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2010

Common stocks
Aerospace & defense	1.09%
Air freight & logistics	0.53
Airlines	0.50
Auto components	0.32
Automobiles	0.77
Beverages	0.66
Biotechnology	0.43
Building products	0.29
Capital markets	1.54
Chemicals	1.50
Commercial banks	3.09
Communications equipment	1.34
Computers & peripherals	2.14
Construction & engineering	0.28
Construction materials	0.39
Distributors	0.06
Diversified consumer services	0.14
Diversified financial services	1.44
Diversified telecommunication services	0.81
Electric utilities	1.24
Electrical equipment	0.12
Electronic equipment, instruments & components	0.12
Energy equipment & services	1.19
Food & staples retailing	1.22
Food products	0.58
Health care equipment & supplies	1.00
Health care providers & services	0.69
Hotels, restaurants & leisure	1.52
Household durables	0.37
Household products	0.53
Industrial conglomerates	0.22
Insurance	1.90
Internet & catalog retail	0.71
Internet software & services	0.91
IT services	0.41
Leisure equipment & products	0.11
Life sciences tools & services	0.15
Machinery	2.06
Media	1.73
Metals & mining	1.67
Office electronics	0.42
Oil, gas & consumable fuels	4.23
Personal products	0.42
Pharmaceuticals	2.44
Professional services	0.19
Real estate management & development	0.26
Road & rail	0.39
Semiconductors & semiconductor equipment	0.97
Software	1.44%
Specialty retail	0.61
Textiles, apparel & luxury goods	0.19
Tobacco	0.20
Trading companies & distributors	0.53
Wireless telecommunication services	0.92
Total common stocks	48.98%
Preferred stock	0.21
Bonds
Corporate bonds
Commercial banks	0.14
Diversified financial services	0.11
Wireless telecommunication services	0.03
Total corporate bonds	0.28%
Mortgage & agency debt securities	0.11
US government obligations	7.61
Non-US government obligations	2.62
Supranational bond	0.04
Total bonds	10.66%
Investment companies
UBS Credit Bond Relationship Fund	4.10
UBS Emerging Markets Equity Relationship Fund	5.24
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	14.95
UBS Global Corporate Bond Relationship Fund	4.08
UBS High Yield Relationship Fund	4.05
UBS Small-Cap Equity Relationship Fund	2.03
Total investment companies	34.45%
Rights	0.00[2]
Warrants	0.19
Short-term investment	3.86
Investment of cash collateral from securities loaned	1.16
Total investments	99.51%
Cash and other assets, less liabilities	0.49
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Amount represents less than 0.005%.

38

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks: 48.98%
Australia: 0.60%
National Australia Bank Ltd.	90,462	$2,192,831
Orica Ltd.	112,870	2,874,542
Qantas Airways Ltd.*	836,423	2,172,953
QBE Insurance Group Ltd.	71,021	1,318,421
Total Australia common stocks		8,558,747
Belgium: 0.19%
Anheuser-Busch InBev NV	47,766	2,731,912
Brazil: 0.61%
Banco Bradesco SA ADR[1]	30,564	620,143
BM&F Bovespa SA	72,000	569,494
Cia de Bebidas das Americas ADR	36,500	1,132,595
Cosan Ltd., Class A	48,400	659,208
Diagnosticos da America SA	40,000	542,169
Itau Unibanco Holding SA ADR	30,580	734,226
MMX Mineracao e Metalicos SA*	75,159	508,455
Petroleo Brasileiro SA ADR	51,300	1,941,192
Tam SA ADR	25,800	627,714
Vale SA ADR	39,000	1,348,230
Total Brazil common stocks		8,683,426
Canada: 1.68%
Canadian Oil Sands Trust	62,800	1,670,582
EnCana Corp.[1]	48,200	1,410,176
Petrobank Energy & Resources Ltd.*	53,100	1,348,461
Petrominerales Ltd.	32,603	1,087,326
Potash Corp. of Saskatchewan, Inc.	11,400	1,765,062
Research In Motion Ltd.*	46,900	2,739,096
Suncor Energy, Inc.	94,100	3,622,798
Teck Resources Ltd., Class B1	70,800	4,399,811
Toronto-Dominion Bank	45,300	3,382,807
TransCanada Corp.[1]	65,600	2,506,431
Total Canada common stocks		23,932,550
China: 2.03%
Agile Property Holdings Ltd.	414,000	609,325
AIA Group Ltd.*	913,317	2,567,412
Angang Steel Co., Ltd., H Shares	530,000	811,419
Baidu, Inc. ADR*	37,000	3,571,610
BBMG Corp., H Shares	628,000	851,575
China Coal Energy Co., H Shares	347,000	541,964
China Liansu Group Holdings Ltd.*	1,854,000	1,493,161

	Shares	Value
China Oilfield Services Ltd., H Shares	588,000	$1,273,919
Chongqing Machinery & Electric Co., Ltd., H Shares	2,138,000	797,679
CNOOC Ltd.	566,000	1,342,765
CSR Corp. Ltd., H Shares	607,000	798,109
Focus Media Holding Ltd. ADR*	63,000	1,381,590
Guangzhou Automobile Group Co., Ltd., H Shares	416,000	573,734
Industrial & Commercial Bank of China, H Shares	354,000	263,696
International Mining Machinery Holdings Ltd.*	878,500	710,910
Jardine Matheson Holdings Ltd.	52,000	2,288,000
Melco Crown Entertainment Ltd. ADR*[1]	221,000	1,405,560
New World Development Ltd.	1,292,000	2,426,822
Shougang Concord International Enterprises Co., Ltd.*	1,550,000	225,337
Sina Corp.*[1]	22,900	1,575,978
Tencent Holdings Ltd.	40,200	873,531
Xingda International Holdings Ltd.	1,312,000	1,417,867
Yanzhou Coal Mining Co., Ltd., H Shares	224,000	684,438
Zhongsheng Group Holdings Ltd.*	185,500	403,323
Total China common stocks		28,889,724
Cyprus: 0.06%
Globaltrans Investment PLC GDR[2]	49,899	848,283
Denmark: 0.21%
FLSmidth & Co. A/S	31,679	3,021,348
Finland: 0.21%
Sampo Oyj, Class A	109,723	2,939,788
France: 0.46%
BNP Paribas	59,956	3,814,475
Carrefour SA	67,662	2,789,356
Total France common stocks		6,603,831
Germany: 1.17%
Bayer AG	35,136	2,596,459
E.ON AG	103,838	3,182,431
Fresenius Medical Care AG & Co. KGaA	35,475	2,049,329
HeidelbergCement AG	47,169	2,956,198

39

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
Germany—(Concluded)
MAN SE	16,957	$2,016,481
Metro AG	53,720	3,867,831
Total Germany common stocks		16,668,729
India: 0.24%
HDFC Bank Ltd. ADR[1]	3,900	651,729
ICICI Bank Ltd. ADR	12,700	643,128
Infosys Technology Ltd. ADR[1]	12,900	981,432
Reliance Industries Ltd. GDR[3]	10,314	490,121
Tata Motors Ltd. ADR[1]	23,400	686,556
Total India common stocks		3,452,966
Indonesia: 0.11%
Astra International Tbk PT	249,500	1,510,569
Ireland: 0.80%
Covidien PLC	115,900	5,291,994
James Hardie Industries SE CDI*	237,180	1,644,745
Ryanair Holdings PLC ADR	58,300	1,793,308
Seagate Technology PLC*	173,400	2,606,202
Total Ireland common stocks		11,336,249
Japan: 2.78%
Asahi Glass Co., Ltd.	233,000	2,723,451
Canon, Inc.[1]	63,600	3,297,894
ITOCHU Corp.	232,700	2,355,948
Kao Corp.	80,000	2,155,931
KDDI Corp.	375	2,166,215
Mitsubishi Corp.	160,600	4,347,811
Nissan Motor Co., Ltd.	378,000	3,598,891
ORIX Corp.	33,740	3,320,392
Ricoh Co., Ltd.	189,000	2,770,169
Sankyo Co., Ltd.	28,000	1,581,229
Shin-Etsu Chemical Co., Ltd.	43,800	2,373,691
Sony Financial Holdings, Inc.	677	2,739,186
Sumitomo Mitsui Financial Group, Inc.	99,300	3,537,081
THK Co., Ltd.	115,600	2,658,273
Total Japan common stocks		39,626,162
Kazakhstan: 0.04%
Eurasian Natural Resources Corp.	38,422	627,791
Luxembourg: 0.19%
ArcelorMittal	70,670	2,680,103
Malaysia: 0.25%
Axiata Group Bhd*	539,100	830,461

	Shares	Value
Bumiputra-Commerce Holdings Bhd	258,100	$711,480
Gamuda Bhd	232,100	286,785
KNM Group Bhd*	838,000	771,824
Malayan Banking Bhd	359,100	989,898
Total Malaysia common stocks		3,590,448
Netherlands: 0.51%
ASML Holding NV	71,677	2,768,099
LyondellBasell Industries NV, Class A*	44,700	1,537,680
New World Resources NV, Class A	58,545	877,177
Wolters Kluwer NV	91,361	2,002,206
Total Netherlands common stocks		7,185,162
Norway: 0.45%
Petroleum Geo-Services ASA*	160,039	2,491,760
Telenor ASA	239,350	3,888,635
Total Norway common stocks		6,380,395
Peru: 0.03%
Credicorp Ltd.	3,300	392,403
Philippines: 0.21%
Alliance Global Group, Inc.	3,418,000	975,234
Megaworld Corp.	13,979,000	791,324
Metropolitan Bank & Trust	484,150	795,681
Universal Robina Corp.	503,200	401,435
Total Philippines common stocks		2,963,674
Russia: 0.21%
Mechel OAO ADR	56,900	1,663,187
Mobile Telesystems OJSC ADR	23,600	492,532
Uralkali GDR[2]	24,276	891,415
Total Russia common stocks		3,047,134
Singapore: 0.25%
DBS Group Holdings Ltd.	188,280	2,100,884
Olam International Ltd.[1]	594,000	1,453,353
Total Singapore common stocks		3,554,237
South Africa: 0.30%
African Bank Investments Ltd.	135,134	794,906
Barloworld Ltd.	73,724	749,830
Impala Platinum Holdings Ltd.	9,021	319,018
Imperial Holdings Ltd.	43,071	833,502
JD Group Ltd.	64,730	569,919
Shoprite Holdings Ltd.	63,306	957,638
Total South Africa common stocks		4,224,813

40

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Continued)
South Korea: 0.59%
Basic House Co., Ltd.*	8,577	$138,302
Doosan Infracore Co. Ltd.*	29,930	738,426
Glovis Co., Ltd.*	7,081	929,658
Hyundai Engineering & Construction Co., Ltd.*	11,269	717,904
Hyundai Heavy Industries Co., Ltd.*	4,165	1,625,778
Hyundai Motor Co.*	10,597	1,620,037
KB Financial Group, Inc.*	9,832	519,799
KIWOOM Securities Co., Ltd.	16,393	839,222
LG Chem Ltd.*	1,923	662,519
Samsung Electro-Mechanics Co. Ltd.*	5,674	619,945
Total South Korea common stocks		8,411,590
Spain: 0.13%
Acciona SA	25,312	1,792,695
Switzerland: 0.94%
Credit Suisse Group AG	78,123	3,147,479
Novartis AG	81,002	4,760,492
Roche Holding AG	19,255	2,821,321
SGS SA	1,602	2,688,276
Total Switzerland common stocks		13,417,568
Taiwan: 0.27%
Formosa Chemicals & Fibre Corp.	201,000	676,974
HON HAI Precision Industry Co., Ltd.	67,640	272,588
Largan Precision Co., Ltd.	34,000	845,437
Powertech Technology, Inc.	166,000	552,261
Uni-President Enterprises Corp.	662,600	982,884
Yuanta Financial Holding Co., Ltd.	635,000	474,783
Total Taiwan common stocks		3,804,927
Thailand: 0.15%
Bangkok Bank PCL	120,700	603,966
Home Product Center PCL	950,494	277,470
Thanachart Capital PCL	458,100	547,076
Tisco Financial Group PCL NVDR	558,600	755,115
Total Thailand common stocks		2,183,627
Turkey: 0.03%
Turkiye Garanti Bankasi AS	91,485	463,350

	Shares	Value
United Kingdom: 3.31%
Barclays PLC	625,986	$2,553,638
BP PLC	838,103	6,083,278
British Sky Broadcasting Group PLC	155,272	1,781,742
Carnival PLC	58,811	2,734,262
Cobham PLC	356,158	1,130,007
GlaxoSmithKline PLC	159,016	3,074,231
Imperial Tobacco Group PLC	91,235	2,799,372
Lloyds Banking Group PLC*	3,537,837	3,623,908
Man Group PLC	697,589	3,219,329
Prudential PLC	294,473	3,066,874
Rio Tinto PLC	72,989	5,105,509
Sage Group PLC	603,786	2,573,686
Scottish & Southern Energy PLC	127,602	2,437,067
Tullow Oil PLC	103,631	2,037,411
Vodafone Group PLC	1,893,820	4,895,502
Total United Kingdom common stocks		47,115,816
United States: 29.97%
Adobe Systems, Inc.*	177,600	5,466,528
Aflac, Inc.	107,300	6,054,939
Agilent Technologies, Inc.*	53,200	2,204,076
Alexion Pharmaceuticals, Inc.*	14,300	1,151,865
Allergan, Inc.	104,300	7,162,281
Amazon.com, Inc.*	37,900	6,822,000
American Electric Power Co., Inc.	150,700	5,422,186
American Tower Corp., Class A*	24,000	1,239,360
Amgen, Inc.*	52,200	2,865,780
Amylin Pharmaceuticals, Inc.*	35,300	519,263
Anadarko Petroleum Corp.	29,200	2,223,872
Apollo Group, Inc., Class A*	49,400	1,950,806
Apple, Inc.*	51,800	16,708,608
Applied Materials, Inc.	138,700	1,948,735
AT&T, Inc.	262,600	7,715,188
Autodesk, Inc.*	60,200	2,299,640
Avon Products, Inc.	130,200	3,783,612
Baker Hughes, Inc.	75,500	4,316,335
Bank of New York Mellon Corp.	130,002	3,926,061
Baxter International, Inc.	58,000	2,935,960
BlackRock, Inc.	7,400	1,410,292
Boston Scientific Corp.*	264,000	1,998,480
Broadcom Corp., Class A	51,900	2,260,245
C.H. Robinson Worldwide, Inc.	27,300	2,189,187
Carnival Corp.	145,400	6,704,394
Celanese Corp, Series A	37,500	1,543,875
Cisco Systems, Inc.*	174,600	3,532,158
Citigroup, Inc.*	770,100	3,642,573
CME Group, Inc.	5,900	1,898,325
Comcast Corp., Class A	301,100	6,615,167

41

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Concho Resources, Inc.*	24,100	$2,112,847
CONSOL Energy, Inc.	42,300	2,061,702
Crown Castle International Corp.*	80,400	3,523,932
CVS Caremark Corp.	70,600	2,454,762
Danaher Corp.	52,500	2,476,425
Discovery Communications, Inc., Class A*	58,500	2,439,450
Dover Corp.	84,300	4,927,335
Dow Chemical Co.	92,900	3,171,606
Edison International	25,500	984,300
EMC Corp.*	211,700	4,847,930
Express Scripts, Inc.*	30,500	1,648,525
Exxon Mobil Corp.	180,900	13,227,408
F5 Networks, Inc.*	10,200	1,327,632
FedEx Corp.	47,500	4,417,975
FirstEnergy Corp.[1]	104,400	3,864,888
Fortune Brands, Inc.	87,500	5,271,875
Freeport-McMoRan Copper & Gold, Inc.	21,300	2,557,917
GameStop Corp., Class A*	127,400	2,914,912
General Dynamics Corp.	86,800	6,159,328
General Motors Co.*	101,300	3,733,918
Genzyme Corp.*	21,000	1,495,200
Goldman Sachs Group, Inc.	38,800	6,524,608
Google, Inc., Class A*	11,800	7,008,846
Hess Corp.	52,700	4,033,658
Hewlett-Packard Co.	103,700	4,365,770
Illinois Tool Works, Inc.	152,000	8,116,800
IntercontinentalExchange, Inc.*	10,700	1,274,905
International Game Technology	222,400	3,934,256
Interpublic Group of Cos., Inc.*	86,300	916,506
Intersil Corp., Class A	109,000	1,664,430
Johnson & Johnson	119,300	7,378,705
Johnson Controls, Inc.	120,800	4,614,560
JPMorgan Chase & Co.	196,700	8,344,014
Juniper Networks, Inc.*	65,600	2,421,952
Kellogg Co.	120,500	6,155,140
Kroger Co.	220,800	4,937,088
Las Vegas Sands Corp.*	50,000	2,297,500
Lowe's Cos., Inc.	184,300	4,622,244
Marathon Oil Corp.	65,300	2,418,059
Marvell Technology Group Ltd.*	116,500	2,161,075
MasterCard, Inc., Class A	6,520	1,461,197
McDonald's Corp.	60,100	4,613,276
Medtronic, Inc.	107,400	3,983,466
Merck & Co., Inc.	138,900	5,005,956
MetLife, Inc.	109,400	4,861,736
Microsoft Corp.	120,600	3,367,152

	Shares	Value
Monsanto Co.	23,900	$1,664,396
Morgan Stanley	82,800	2,252,988
National Semiconductor Corp.	168,300	2,315,808
NIKE, Inc., Class B	29,300	2,502,806
Noble Corp.	136,300	4,875,451
Occidental Petroleum Corp.	44,000	4,316,400
Oracle Corp.	91,900	2,876,470
PACCAR, Inc.	17,850	1,024,947
Pall Corp.	40,400	2,003,032
Parker Hannifin Corp.	17,400	1,501,620
PepsiCo, Inc.	85,600	5,592,248
Praxair, Inc.	14,400	1,374,768
Precision Castparts Corp.	17,000	2,366,570
Priceline.com, Inc.*	8,200	3,276,310
Principal Financial Group, Inc.	105,700	3,441,592
Procter & Gamble Co.	116,300	7,481,579
QUALCOMM, Inc.	154,100	7,626,409
Raytheon Co.	56,200	2,604,308
Red Hat, Inc.*	24,400	1,113,860
Riverbed Technology, Inc.*	40,000	1,406,800
Roper Industries, Inc.	23,200	1,773,176
Ryder System, Inc.	58,700	3,089,968
SanDisk Corp.*	38,600	1,924,596
Schlumberger Ltd.	39,100	3,264,850
Sherwin-Williams Co.	32,700	2,738,625
Southwest Airlines Co.	195,100	2,532,398
Steel Dynamics, Inc.	70,600	1,291,980
Symantec Corp.*	173,600	2,906,064
Teradata Corp.*	36,500	1,502,340
Time Warner, Inc.	174,200	5,604,014
Ultra Petroleum Corp.*	106,900	5,106,613
Union Pacific Corp.	16,700	1,547,422
United Technologies Corp.	40,900	3,219,648
UnitedHealth Group, Inc.	151,700	5,477,887
US Bancorp	205,900	5,553,123
Viacom, Inc., Class B	105,200	4,166,972
Visa, Inc., Class A	27,000	1,900,260
Watson Pharmaceuticals, Inc.*	37,300	1,926,545
Wells Fargo & Co.	287,700	8,915,823
Total United States common stocks		426,675,223
Total common stocks (cost $569,930,587)		697,315,240
Preferred stock: 0.21%
Germany: 0.21%
Volkswagen AG, Preference shares
(cost $1,695,778)	18,176	2,948,635

42

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds: 10.66%
Corporate bonds: 0.28%
France: 0.01%
Societe Generale, 3.750%, due 08/21/14	EUR	100,000	$136,694
Ireland: 0.01%
GE Capital European Funding, 4.875%, due 03/06/13		100,000	140,517
Netherlands: 0.01%
Rabobank Nederland NV, 4.125%, due 01/14/20		100,000	134,431
Norway: 0.01%
DnB NOR Bank ASA, 4.500%, due 05/29/14		130,000	184,598
Sweden: 0.01%
Nordea Bank AB, 4.500%, due 05/12/14		130,000	184,251
Switzerland: 0.01%
Credit Suisse/London, 4.750%, due 08/05/19		100,000	136,850
United Kingdom: 0.18%
Barclays Bank PLC, 4.875%, due 08/13/19		120,000	163,276
Lloyds TSB Bank PLC, 6.750%, due 10/24/18	GBP	100,000	162,582
Network Rail Infrastructure Finance PLC, 4.875%, due 03/07/12		600,000	973,443
Royal Bank of Scotland PLC, 4.125%, due 11/14/11		230,000	368,047
5.375%, due 09/30/19	EUR	150,000	191,025
Vodafone Group PLC, 3.625%, due 11/29/12		280,000	386,624
Wellcome Trust Finance, 4.750%, due 05/28/21	GBP	215,000	350,141
Total United Kingdom corporate bonds			2,595,138
United States: 0.04%
Citigroup, Inc., 5.500%, due 11/18/15		100,000	161,215
Goldman Sachs Group, Inc., 5.125%, due 10/23/19	EUR	150,000	195,709
Morgan Stanley, 5.500%, due 10/02/17		125,000	169,024
Total United States corporate bonds			525,948
Total corporate bonds (cost $4,152,389)			4,038,427

	Face amount		Value
Mortgage & agency debt securities: 0.11%
United States: 0.11%
Federal Home Loan Mortgage Corp. Gold Pools, #G00194, 7.500%, due 02/01/24[4]		$64,834	$73,826
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31		1,350,571	1,439,475
Total mortgage & agency debt securities (cost $1,480,265)			1,513,301
US government obligations: 7.61%
US Treasury Bonds, 3.875%, due 08/15/40[1]		4,465,000	4,112,685
5.375%, due 02/15/31		1,500,000	1,751,016
6.125%, due 11/15/27		3,000,000	3,768,750
6.250%, due 08/15/23		3,500,000	4,399,062
8.000%, due 11/15/21		7,360,000	10,409,800
US Treasury Notes, 0.375%, due 10/31/12[1]		10,570,000	10,537,793
0.500%, due 11/30/12[1]		27,765,000	27,729,211
1.250%, due 09/30/15		870,000	844,104
1.375%, due 11/30/15[1]		1,810,000	1,758,953
2.500%, due 04/30/15[1]		6,225,000	6,435,579
2.625%, due 04/30/16		14,000,000	14,331,408
2.625%, due 11/15/20[1]		4,795,000	4,523,032
2.750%, due 10/31/13		9,000,000	9,460,548
3.125%, due 04/30/17		8,000,000	8,289,376
Total US government obligations (cost $108,653,300)			108,351,317
Non-US government obligations: 2.62%
Australia: 0.02%
Government of Australia, 4.500%, due 10/21/14	AUD	225,000	223,613
Austria: 0.14%
Government of Austria, 4.000%, due 09/15/16[3]	EUR	610,000	873,523
4.150%, due 03/15/37[3]		785,000	1,095,928
			1,969,451
Belgium: 0.07%
Government of Belgium, 3.500%, due 03/28/15		790,000	1,073,317
Canada: 0.08%
Government of Canada, 3.750%, due 06/01/19	CAD	170,000	180,181
5.250%, due 06/01/12		935,000	988,723
			1,168,904

43

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Denmark: 0.04%
Government of Denmark, 4.000%, due 11/15/17	DKK	2,700,000	$526,573
Finland: 0.07%
Government of Finland, 4.375%, due 07/04/19	EUR	667,000	979,695
France: 0.13%
Government of France, 4.000%, due 04/25/14		680,000	979,043
4.000%, due 04/25/55		630,000	855,423
			1,834,466
Germany: 1.12%
Bundesobligation, 2.250%, due 04/10/15		2,385,000	3,260,251
4.000%, due 04/13/12		1,755,000	2,445,675
4.000%, due 10/11/13		315,000	454,513
Bundesrepublik Deutschland, 3.500%, due 01/04/16		2,635,000	3,776,117
3.750%, due 01/04/19		970,000	1,387,918
4.000%, due 01/04/37		1,720,000	2,486,011
5.000%, due 07/04/12		210,000	298,482
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13		970,000	1,376,370
5.500%, due 06/05/14	AUD	420,000	424,588
			15,909,925
Ireland: 0.02%
Government of Ireland, 3.900%, due 03/05/12	EUR	170,000	220,483
Italy: 0.27%
Buoni Poliennali Del Tesoro, 3.750%, due 08/01/21		540,000	665,404
4.000%, due 02/01/17		1,330,000	1,767,877
5.000%, due 08/01/34		1,105,000	1,408,097
			3,841,378
Mexico: 0.05%
Mexican Bonos, Series M, 8.000%, due 06/11/20	MXN	8,500,000	737,156
Netherlands: 0.06%
Government of Netherlands, 4.250%, due 07/15/13	EUR	645,000	930,272

	Face amount		Value
Spain: 0.13%
Government of Spain, 3.900%, due 10/31/12	EUR	1,220,000	$1,640,084
4.200%, due 01/31/37		220,000	225,864
			1,865,948
Sweden: 0.03%
Government of Sweden, 6.750%, due 05/05/14	SEK	2,320,000	391,871
United Kingdom: 0.39%
UK Gilts, 2.000%, due 01/22/16	GBP	1,355,000	2,071,428
2.750%, due 01/22/15		765,000	1,225,690
4.250%, due 12/07/49		450,000	715,276
4.750%, due 12/07/38		935,000	1,593,184
			5,605,578
Total non-US government obligations (cost $37,232,812)			37,278,630
Supranational bond: 0.04%
European Investment Bank, 5.375%, due 10/15/12 (cost $542,883)		390,000	559,074
Total bonds (cost $152,061,649)			151,740,749
	Shares
Investment companies: 34.45%
UBS Credit Bond Relationship Fund*[5]		4,122,673	58,421,570
UBS Emerging Markets Equity Relationship Fund*[5]		1,870,546	74,630,126
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[5]		14,761,707	212,797,385
UBS Global Corporate Bond Relationship Fund*[5]		5,351,787	58,123,613
UBS High Yield Relationship Fund*[5]		2,171,223	57,578,224
UBS Small-Cap Equity Relationship Fund*[5]		514,661	28,919,298
Total investment companies (cost $352,342,036)			490,470,216

44

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Number of rights	Value
Rights: 0.00%[6]
Philippines: 0.00%[6]
Metropolitan Bank & Trust, expires 01/14/11*[7,8] (cost $0)	$55,362	$27,801
	Number of warrants
Warrants: 0.19%
India: 0.03%
India Infoline Ltd., strike @ USD 0.000001, expires 09/21/20*	224,772	412,949
Russia: 0.16%
Aeroflot—Russian Airlines OJSC, strike @ USD 0.00001, expires 04/08/13*	313,645	815,477
Sberbank of Russia, strike @ USD 0.00001, expires 11/05/12*	418,953	1,427,373
Total Russia warrants		2,242,850
Total warrants (cost $2,511,691)		2,655,799

	Shares	Value
Short-term investment: 3.86%
Investment company: 3.86%
UBS Cash Management Prime Relationship Fund[5] (cost $54,890,749)	54,890,749	$54,890,749
Investment of cash collateral from securities loaned: 1.16%
UBS Private Money Market Fund LLC[5] (cost $16,533,673)	16,533,673	16,533,673
Total investments: 99.51% (cost $1,149,966,163)		1,416,582,862
Cash and other assets, less liabilities: 0.49%		6,912,374
Net assets: 100.00%		$1,423,495,236

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$274,458,076
Gross unrealized depreciation	(7,841,377)
Net unrealized appreciation of investments	$266,616,699

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2010.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2010, the value of these securities amounted to $1,739,698 or 0.12% of net assets.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $2,459,572 or 0.17% of net assets.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

45

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

5  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Net realized gain during the six months ended 12/31/10	Change in net unrealized appreciation/ depreciation during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$17,046,965	$248,509,688	$210,665,904	$—	$—	$54,890,749	$43,142
UBS Private Money Market Fund LLC[1]	10,789,467	81,709,084	75,964,878	—	—	16,533,673	80,187
UBS Credit Bond Relationship Fund	74,925,815	—	19,500,000	4,140,119	(1,144,364)	58,421,570	—
UBS Emerging Markets Equity Relationship Fund	62,461,477	—	4,000,000	1,664,125	14,504,524	74,630,126	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	193,561,579	—	33,000,000	8,251,306	43,984,500	212,797,385	—
UBS Global Corporate Bond Relationship Fund	116,724,130	—	62,900,000	4,784,230	(484,747)	58,123,613	—
UBS High Yield Relationship Fund	37,881,974	20,000,000	5,000,000	1,719,872	2,976,378	57,578,224	—
UBS Small-Cap Equity Relationship Fund	31,361,478	—	10,000,000	2,794,596	4,763,224	28,919,298	—
	$544,752,885	$350,218,772	$421,030,782	$23,354,248	$64,599,515	$561,894,638	$123,329

1  The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

6  Amount represents less than 0.005%.

7  Security is illiquid. At December 31, 2010, the value of this security amounted to $27,801 or 0.00% of net assets.

8  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2010, the value of this security amounted to $27,801 or 0.00% of net assets.

ADR  American depositary receipt

CDI  Chess depositary interest

GDR  Global depositary receipt

GE  General Electric

NVDR  Non voting depository receipt

OJSC  Open joint stock company

Preference
  shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

MXN  Mexican Peso

SEK  Swedish Krona

46

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

Forward foreign currency contracts

UBS Global Allocation Fund had the following open forward foreign currency contracts as of December 31, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	EUR	7,390,000	USD	9,688,187	03/03/11	$(185,691)
Barclays Bank PLC	HKD	91,375,000	USD	11,777,178	03/03/11	15,700
Goldman Sachs International	JPY	585,000,000	USD	7,180,954	03/03/11	(28,755)
JPMorgan Chase Bank	CHF	5,690,000	USD	5,684,884	03/03/11	(404,455)
JPMorgan Chase Bank	EUR	10,630,000	USD	14,035,841	03/03/11	(167,043)
JPMorgan Chase Bank	GBP	2,581,420	USD	3,999,035	03/03/11	(23,919)
JPMorgan Chase Bank	USD	13,719,465	KRW	15,894,000,000	03/03/11	243,430
JPMorgan Chase Bank	USD	15,510,981	MXN	195,640,000	03/03/11	263,798
JPMorgan Chase Bank	USD	18,061,528	TWD	546,000,000	03/03/11	689,867
Morgan Stanley & Co. Inc.	CAD	8,580,000	USD	8,367,466	03/03/11	(251,723)
Morgan Stanley & Co. Inc.	NOK	54,550,000	USD	8,801,652	03/03/11	(520,442)
Morgan Stanley & Co. Inc.	USD	12,022,360	EUR	9,105,000	03/03/11	142,952
Morgan Stanley & Co. Inc.	USD	9,405,630	GBP	6,000,000	03/03/11	(55,070)
Morgan Stanley & Co. Inc.	USD	116,147,197	JPY	9,714,900,000	03/03/11	3,582,038
Morgan Stanley & Co. Inc.	USD	13,643,159	PLN	41,980,000	03/03/11	485,625
Morgan Stanley & Co. Inc.	USD	35,415,397	SEK	249,930,000	03/03/11	1,670,775
Morgan Stanley & Co. Inc.	USD	29,584,319	SGD	39,030,000	03/03/11	828,273
Net unrealized appreciation on forward foreign currency contracts						$6,285,360

Currency type abbreviations:

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

47

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of December 31, 2010:

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
10 Year US Treasury Notes, 55 contracts (USD)	March 2011	$(6,831,513)	$(6,624,063)	$207,450
Index futures buy contracts:
Amsterdam Exchange Index, 154 contracts (EUR)	January 2011	14,500,712	14,602,873	102,161
DAX Index, 186 contracts (EUR)	March 2011	43,456,992	43,042,958	(414,034)
Dow Jones EURO STOXX 50 Index, 759 contracts (EUR)	March 2011	28,886,267	28,338,193	(548,074)
FTSE 100 Index, 233 contracts (GBP)	March 2011	21,203,561	21,407,519	203,958
Index futures sell contracts:
FTSE/MIB Index, 158 contracts (EUR)	March 2011	(21,888,963)	(21,329,954)	559,009
IBEX 35 Index, 266 contracts (EUR)	January 2011	(35,082,937)	(34,802,678)	280,259
Russell 2000 Mini Index, 370 contracts (USD)	March 2011	(28,280,388)	(28,945,100)	(664,712)
S&P 500 Index, 135 contracts (USD)	March 2011	(8,462,407)	(8,457,750)	4,657
S&P Toronto Stock Exchange 60 Index, 192 contracts (CAD)	March 2011	(29,144,118)	(29,625,505)	(481,387)
Interest rate futures buy contracts:
Euro-Bund, 137 contracts (EUR)	March 2011	23,082,837	22,940,890	(141,947)
Long Gilt, 30 contracts (GBP)	March 2011	5,592,296	5,588,906	(3,390)
Net unrealized depreciation on futures contracts				$(896,050)

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

48

UBS Global Allocation Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$694,503,899	$2,811,341	—	$697,315,240
Preferred stock	2,948,635	—	—	2,948,635
Corporate bonds	—	4,038,427	—	4,038,427
Mortgage & agency debt securities	—	1,513,301	—	1,513,301
US government obligations	—	108,351,317	—	108,351,317
Non-US government obligations	—	37,278,630	—	37,278,630
Supranational bond	—	559,074	—	559,074
Investment companies	—	490,470,216	—	490,470,216
Rights	—	27,801	—	27,801
Warrants	—	2,655,799	—	2,655,799
Short-term investment	—	54,890,749	—	54,890,749
Investment of cash collateral from securities loaned	—	16,533,673	—	16,533,673
Other financial instruments[1]	(896,050)	6,285,360	—	5,389,310
Total	$696,556,484	$725,415,688	—	$1,421,972,172

1  Other financial instruments include open futures contracts and forward foreign currency contracts.

See accompanying notes to financial statements.
49

UBS Global Frontier Fund

Portfolio performance

For the six months ended December 31, 2010, Class A shares of UBS Global Frontier Fund (the "Fund") returned 29.34% (Class A shares returned 22.19% after the deduction of the maximum sales charge), while Class Y shares returned 29.47%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 17.40% over the same time period. For comparison purposes, the MSCI World Free Index (net) returned 23.96%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 52; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was due primarily to market allocation decisions and leverage positioning.

Portfolio performance summary1

What worked

•  The Fund's overweight to risk assets made a significant contribution to relative performance during the six months.

  – The Fund was overweight to equities throughout the period, finishing the six months at a 70% equity allocation, versus the Index weight of 65%. This position was rewarded as the global economic landscape improved considerably following the recent "Great Recession."

  – Within equities, the Fund was overweight to US versus European stocks. The six-month period saw a large divergence between strong returns in the US, with much lower growth in Europe.

  – The Fund's European equity positions emphasized core European countries such as Germany, while underweighting lower-growth economies like Spain. This weighting was successful as sovereign debt concerns continued into the second half of the reporting period.

•  The Fund had significant exposure to investment grade corporate bonds, which was positive for performance.

  – We find US and European investment grade corporate credit to be attractive. We believe that healthier balance sheets, coupled with strong corporate profits, should benefit credit.

  – We de-emphasized Treasuries in favor of corporate bonds, and benefited when corporate bonds posted higher returns during the six months.

•  The Fund's currency strategy was positive for performance.

  – We underweighted the euro in the Fund, versus other European currencies. This position was rewarded as sovereign debt concerns in Europe caused the euro to decline, and other European currencies to strengthen.

  – The Fund was also overweight to other European currencies, as well. In particular, we believed the Swedish krona and the Swiss franc were undervalued relative to the euro. We believed they had the potential to appreciate further, and this proved to be the case during the review period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

50

UBS Global Frontier Fund

•  The Fund's leverage strategy magnified positive performance during the period.

  – We held the amount of leverage in the Fund at its maximum level of 50% to the asset mix for the six-month period. This allowed us to take further advantage of the runup in the prices of global equities, and magnified the impact of our underweight to fixed income. We remain convinced that riskier assets like equities and investment grade corporate bonds offer attractive absolute and risk-adjusted potential returns.

•  Derivatives use contributed to Fund performance. During the review period, the Fund used derivatives for risk management purposes and as part of the Fund's investment strategies to enhance return across markets and currencies. Our use of derivatives had a positive impact on performance across both market allocation and currencies.

What didn't work

•  Security selection and sector allocation in US equities made negative contributions to performance during the period.

  – Defensive sectors lagged the market meaningfully as the economy began to recover. As a result, an overweight to the utilities sector made a negative contribution to performance.

  – The Fund was underweight materials and telecommunications stocks, which rallied in the second half of the year. We believe that, while the economy is improving, these areas appear to be already pricing in a strong global economic environment.

  – In the growth sleeve of the Fund, individual holdings in the financials and consumer staples sectors detracted from performance. Additionally, the Fund's health care holdings, as well as an overweight to the healthcare sector, were also headwinds for performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

51

UBS Global Frontier Fund

Average annual total returns for periods ended 12/31/10 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	29.34%	15.62%	(3.47)%
Class C3	28.90%	14.72%	(4.17)%
Class Y4	29.47%	15.92%	(3.21)%
After deducting maximum sales charge
Class A2	22.19%	9.28%	(5.04)%
Class C3	27.90%	13.72%	(4.17)%
MSCI World Free Index (net)[5]	23.96%	11.76%	(3.68)%
GSMI Mutual Fund Index[6]	17.40%	11.02%	1.51%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.75% and 1.53%; Class C—2.54% and 2.28%; Class Y—1.48% and 1.28%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

52

UBS Global Frontier Fund

Top ten fixed income holdings (unaudited)1

As of December 31, 2010

Percentage of net assets
US Treasury Notes, 0.500%, due 11/30/12	0.6%
Bundesrepublik Deutschland, 3.750%, due 01/04/19	0.4
Bundesrepublik Deutschland, 6.250%, due 01/04/24	0.4
Government of France, 4.250%, due 10/25/17	0.4
Bundesrepublik Deutschland, 3.250%, due 07/04/15	0.4
Government of the Netherlands, 5.000%, due 07/15/12	0.4
Government of Spain, 5.000%, due 07/30/12	0.3
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13	0.3
Buoni Poliennali Del Tesoro, 4.250%, due 08/01/13	0.3
Bundesrepublik Deutschland, 4.750%, due 07/04/34	0.3
Total	3.8%

Industry diversification (unaudited)3

As a percentage of net assets as of December 31, 2010

Bonds
Corporate bond
Diversified financial services	0.16%
Total corporate bond	0.16%
US government obligations	1.82
Non-US government obligations	6.46
Total bonds	8.44%
Investment companies
UBS Credit Bond Relationship Fund	6.08
UBS Emerging Markets Equity Relationship Fund	13.55
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	10.58
UBS Global Corporate Bond Relationship Fund	6.09
UBS High Yield Relationship Fund	6.35
UBS International Equity Relationship Fund	11.00
UBS U.S. Large Cap Equity Relationship Fund	16.65
UBS U.S. Large Cap Growth Equity Relationship Fund	8.52
Total investment companies	78.82%
Short-term investment	8.28
Total investments	95.54%
Cash and other assets, less liabilities	4.46
Net assets	100.00%

Country exposure, top five (unaudited)2

As of December 31, 2010

Percentage of net assets
Germany	2.2%
United States	1.8
United Kingdom	1.2
Italy	0.7
France	0.5
Total	6.4%

1  Figures represent the direct investments of UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Frontier Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 48.3%, United Kingdom 7.4%, Japan 5.5%, China 3.8%, Germany 3.1%.

3  Figures represent the industry breakdown of direct investments of UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

53

UBS Global Frontier Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds: 8.44%
Corporate bond: 0.16%
United Kingdom: 0.16%
Network Rail Infrastructure Finance PLC, 4.875%, due 03/07/12 (cost $113,778)	GBP	70,000	$113,568
US government obligations: 1.82%
US Treasury Bonds, 3.875%, due 08/15/40		$100,000	92,109
6.250%, due 08/15/23		70,000	87,981
6.625%, due 02/15/27		105,000	138,108
US Treasury Notes, 0.375%, due 10/31/12[1]		105,000	104,680
0.500%, due 11/30/12[1]		395,000	394,491
0.875%, due 01/31/12[1]		30,000	30,168
1.250%, due 09/30/15		45,000	43,660
1.375%, due 11/30/15		95,000	92,321
2.500%, due 04/30/15[1]		170,000	175,751
4.625%, due 07/31/12		120,000	127,884
Total US government obligations (cost $1,268,042)			1,287,153
Non-US government obligations: 6.46%
Austria: 0.31%
Republic of Austria, 4.350%, due 03/15/19[2]	EUR	150,000	216,370
Belgium: 0.17%
Kingdom of Belgium, Series 56, 3.500%, due 03/28/15		90,000	122,277
Canada: 0.18%
Government of Canada, 4.000%, due 06/01/16	CAD	40,000	43,199
5.250%, due 06/01/12		80,000	84,597
			127,796
Denmark: 0.10%
Government of Denmark, 4.000%, due 11/15/17	DKK	370,000	72,160
Finland: 0.20%
Government of Finland, 3.875%, due 09/15/17	EUR	100,000	144,075
France: 0.48%
Government of France, 4.250%, due 10/25/17		190,000	276,545
4.750%, due 04/25/35		40,000	60,567
			337,112

	Face amount		Value
Germany: 2.22%
Bundesrepublik Deutschland, 3.250%, due 07/04/15	EUR	185,000	$262,716
3.750%, due 01/04/17		75,000	108,465
3.750%, due 01/04/19		210,000	300,477
4.750%, due 07/04/34		140,000	223,075
5.000%, due 07/04/12		10,000	14,213
6.250%, due 01/04/24		170,000	298,925
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13		160,000	227,030
4.625%, due 10/12/12		30,000	42,501
5.500%, due 06/05/14	AUD	95,000	96,038
			1,573,440
Ireland: 0.05%
Republic of Ireland, 3.900%, due 03/05/12	EUR	25,000	32,424
Italy: 0.74%
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37		185,000	202,457
4.250%, due 08/01/13		165,000	226,562
4.500%, due 08/01/18		70,000	93,906
			522,925
Mexico: 0.09%
Mexican Bonos, Series M, 8.000%, due 06/11/20	MXN	700,000	60,707
Netherlands: 0.42%
Government of the Netherlands, 4.000%, due 07/15/18	EUR	40,000	57,681
5.000%, due 07/15/12		170,000	241,748
			299,429
Spain: 0.37%
Government of Spain, 4.200%, due 01/31/37		25,000	25,666
5.000%, due 07/30/12		175,000	239,393
			265,059
Sweden: 0.06%
Government of Sweden, 6.750%, due 05/05/14	SEK	240,000	40,538
United Kingdom: 1.07%
UK Gilts, 2.000%, due 01/22/16	GBP	110,000	168,160
2.250%, due 03/07/14		130,000	206,919
3.750%, due 09/07/19		35,000	56,295
4.000%, due 03/07/22		30,000	48,087
4.250%, due 12/07/49		45,000	71,528

54

UBS Global Frontier Fund

Portfolio of investments

December 31, 2010 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
United Kingdom—(Concluded)
4.750%, due 12/07/38	GBP	100,000	$170,394
5.250%, due 06/07/12		20,000	33,150
			754,533
Total non-US government obligations (cost $4,616,658)			4,568,845
Total bonds (cost $5,998,478)			5,969,566
	Shares
Investment companies: 78.82%
UBS Credit Bond Relationship Fund*[3]		303,412	4,299,584
UBS Emerging Markets Equity Relationship Fund*[3]		240,192	9,583,062
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[3]		518,825	7,479,118
UBS Global Corporate Bond Relationship Fund*[3]		396,242	4,303,430
UBS High Yield Relationship Fund*[3]		169,412	4,492,604

	Shares	Value
UBS International Equity Relationship Fund*[3]	425,216	$7,777,584
UBS U.S. Large Cap Equity Relationship Fund*[3]	603,807	11,776,166
UBS U.S. Large Cap Growth Equity Relationship Fund*[3]	448,986	6,023,643
Total investment companies (cost $38,988,048)		55,735,191
Short-term investment: 8.28%
Investment company: 8.28%
UBS Cash Management Prime Relationship Fund[3] (cost $5,855,053)	5,855,053	5,855,053
Total investments: 95.54% (cost $50,841,579)		67,559,810
Cash and other assets, less liabilities: 4.46%		3,152,160
Net assets: 100.00%		$70,711,970

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,851,747
Gross unrealized depreciation	(133,516)
Net unrealized appreciation of investments	$16,718,231

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2010.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $216,370 or 0.31% of net assets.

55

UBS Global Frontier Fund

Portfolio of investments

December 31, 2010 (unaudited)

3  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the six months ended 12/31/10	Sales during the six months ended 12/31/10	Net realized gain during the six months ended 12/31/10	Change in net unrealized appreciation/ depreciation during the six months ended 12/31/10	Value 12/31/10	Income earned from affiliate for the six months ended 12/31/10
UBS Cash Management Prime Relationship Fund	$625,102	$19,978,040	$14,748,089	$—	$—	$5,855,053	$3,813
UBS Credit Bond Relationship Fund	4,005,338	1,500,000	1,350,000	292,173	(147,927)	4,299,584	—
UBS Emerging Markets Equity Relationship Fund	8,982,575	—	1,600,000	804,934	1,395,553	9,583,062	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	6,080,116	600,000	1,000,000	215,271	1,583,731	7,479,118	—
UBS Global Corporate Bond Relationship Fund	7,355,743	900,000	4,300,000	372,708	(25,021)	4,303,430	—
UBS High Yield Relationship Fund	2,560,339	1,600,000	—	—	332,265	4,492,604	—
UBS International Equity Relationship Fund	6,453,919	500,000	900,000	283,640	1,440,025	7,777,584	—
UBS U.S. Large Cap Equity Relationship Fund	11,425,002	—	2,000,000	465,440	1,885,724	11,776,166	—
UBS U.S. Large Cap Growth Equity Relationship Fund	5,368,075	—	800,000	313,583	1,141,985	6,023,643	—
	$52,856,209	$25,078,040	$26,698,089	$2,747,749	$7,606,335	$61,590,244	$3,813

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

MXN  Mexican Peso

SEK  Swedish Krona

56

UBS Global Frontier Fund

Portfolio of investments

December 31, 2010 (unaudited)

Forward foreign currency contracts

UBS Global Frontier Fund had the following open forward foreign currency contracts as of December 31, 2010:

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	EUR	570,000	USD	752,303	03/03/11	$(9,281)
JPMorgan Chase Bank	GBP	285,000	USD	440,627	03/03/11	(3,524)
JPMorgan Chase Bank	USD	724,333	AUD	760,000	03/03/11	47,325
JPMorgan Chase Bank	USD	454,550	CAD	465,000	03/03/11	12,574
JPMorgan Chase Bank	USD	639,425	CHF	640,000	03/03/11	45,492
JPMorgan Chase Bank	USD	1,934,766	EUR	1,465,000	03/03/11	22,640
JPMorgan Chase Bank	USD	3,846,344	GBP	2,455,000	03/03/11	(20,408)
JPMorgan Chase Bank	USD	324,157	HKD	2,515,000	03/03/11	(435)
JPMorgan Chase Bank	USD	1,135,088	KRW	1,315,000,000	03/03/11	20,140
JPMorgan Chase Bank	USD	868,627	MXN	10,950,000	03/03/11	14,290
JPMorgan Chase Bank	USD	356,623	MYR	1,128,000	03/03/11	7,828
JPMorgan Chase Bank	USD	1,129,916	PLN	3,465,000	03/03/11	36,264
JPMorgan Chase Bank	USD	2,367,569	SEK	16,680,000	03/03/11	107,514
JPMorgan Chase Bank	USD	2,128,143	SGD	2,810,000	03/03/11	61,439
JPMorgan Chase Bank	USD	1,184,254	TWD	35,800,000	03/03/11	45,233
Morgan Stanley & Co. Inc.	USD	10,815,011	JPY	904,600,000	03/03/11	333,540
Net unrealized appreciation on forward foreign currency contracts						$720,631

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

57

UBS Global Frontier Fund

Portfolio of investments

December 31, 2010 (unaudited)

Concluded

Futures contracts

UBS Global Frontier Fund had the following open futures contracts as of December 31, 2010:

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
Amsterdam Exchange Index, 4 contracts (EUR)	January 2011	$376,642	$379,296	$2,654
DAX Index, 9 contracts (EUR)	March 2011	2,102,758	2,082,724	(20,034)
Dow Jones EURO STOXX 50 Index, 193 contracts (EUR)	March 2011	7,345,256	7,205,891	(139,365)
FTSE 100 Index, 27 contracts (GBP)	March 2011	2,457,065	2,480,700	23,635
Hang Seng Stock Index, 3 contracts (HKD)	January 2011	441,865	444,241	2,376
OMX Stockholm 30 Index, 77 contracts (SEK)	January 2011	1,319,695	1,324,615	4,920
S&P 500 Index, 239 contracts (USD)	March 2011	14,674,122	14,973,350	299,228
S&P Toronto Stock Exchange 60 Index, 4 contracts (CAD)	March 2011	607,203	617,198	9,995
SPI 200 Index, 9 contracts (AUD)	March 2011	1,097,273	1,088,515	(8,758)
TOPIX Index, 27 contracts (JPY)	March 2011	2,922,074	2,979,677	57,603
Index futures sell contracts:
FTSE/MIB Index, 5 contracts (EUR)	March 2011	(692,686)	(674,999)	17,687
IBEX 35 Index, 11 contracts (EUR)	January 2011	(1,450,798)	(1,439,208)	11,590
Net unrealized appreciation on futures contracts				$261,531

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

USD  United States Dollar

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

Measurements at 12/31/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bond	$—	$113,568	—	$113,568
US government obligations	—	1,287,153	—	1,287,153
Non-US government obligations	—	4,568,845	—	4,568,845
Investment companies	—	55,735,191	—	55,735,191
Short-term investment	—	5,855,053	—	5,855,053
Other financial instruments[1]	261,531	720,631	—	982,162
Total	$261,531	$68,280,441	—	$68,541,972

1  Other financial instruments include open futures contracts and forward foreign currency contracts.

See accompanying notes to financial statements.
58

The UBS Funds

December 31, 2010 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2010 to December 31, 2010.

59

The UBS Funds

December 31, 2010 (unaudited)

		Beginning account value July 1, 2010	Ending account value December 31, 2010	Expenses paid during period* 07/01/10 – 12/31/10	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,061.70	$8.89	1.71%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.59	8.69	1.71
Class B	Actual	1,000.00	1,059.30	12.77	2.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.80	12.48	2.46
Class C	Actual	1,000.00	1,058.80	12.77	2.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.80	12.48	2.46
Class Y	Actual	1,000.00	1,062.80	7.38	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.22	1.42
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,203.70	6.78	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.06	6.21	1.22
Class B	Actual	1,000.00	1,197.50	11.63	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.62	10.66	2.10
Class C	Actual	1,000.00	1,197.00	11.08	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class Y	Actual	1,000.00	1,204.80	5.17	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
UBS Global Frontier Fund
Class A	Actual	1,000.00	1,293.40	8.09	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class C	Actual	1,000.00	1,289.00	12.40	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class Y	Actual	1,000.00	1,294.70	6.65	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

60

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2010 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$350,179,259	$726,199,705	$5,998,478
Affiliated issuers	126,671,893	407,232,785	44,843,101
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	2,930,382	16,533,673	—
Foreign currency, at cost	1,724,888	2,886,610	27,496
	$481,506,422	$1,152,852,773	$50,869,075
Investments, at value:
Unaffiliated issuers	$364,152,682	$854,688,224	$5,969,566
Affiliated issuers	149,656,625	545,360,965	61,590,244
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	2,930,382	16,533,673	—
Foreign currency, at value	1,826,925	2,971,824	29,759
Cash	—	5,274	—
Receivables:
Investment securities sold	4,418,057	1,779,946	—
Interest	783,263	1,345,730	102,057
Dividends	296,682	593,299	—
Foreign tax reclaims	241,857	154,223	—
Fund shares sold	126,377	455,645	85,516
Cash collateral for futures contracts	23,808,433	18,611,063	2,471,475
Cash collateral for securities sold short	38,735,380	—	—
Cash collateral for swap agreements	16,720,000	—	—
Outstanding swap agreements, at value[2]	11,095,873	—	—
Unrealized appreciation on forward foreign currency contracts	7,231,455	7,922,458	754,279
Other assets	66,741	105,850	24,489
Total assets	622,090,732	1,450,528,174	71,027,385
Liabilities:
Payables:
Cash collateral from securities loaned	2,930,382	16,533,673	—
Investment securities purchased	5,589,471	2,082,205	—
Investment advisory and administration fee	374,789	997,243	46,840
Fund shares redeemed	2,540,373	4,681,846	114,292
Custody and fund accounting fees	37,338	85,173	8,556
Distribution and service fees	143,418	515,116	24,240
Trustees' fees	14,429	30,031	5,553
Dividends payable for securities sold short	41,550	—	—
Due to custodian	138,358	—	9
Variation margin	358,378	72,930	50,186
Accrued expenses	176,186	397,623	32,091
Options written, at value[3]	6,900,531	—	—
Securities sold short, at value[4]	89,933,881	—	—
Outstanding swap agreements, at value[2]	20,071,507	—	—
Unrealized depreciation on forward foreign currency contracts	11,158,254	1,637,098	33,648
Total liabilities	140,408,845	27,032,938	315,415
Net assets	$481,681,887	$1,423,495,236	$70,711,970

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund as of December 31, 2010 was $2,831,824, $21,497,835 and $695,102, respectively.

2  Net upfront payments made by UBS Dynamic Alpha Fund were $302,179.

3  Premiums received by UBS Dynamic Alpha Fund were $3,685,987.

4  Proceeds from securities sold short by UBS Dynamic Alpha Fund were $65,367,865.

See accompanying notes to financial statements.
61

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2010 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund[1]
Net assets consist of:
Beneficial interest	$887,207,532	$2,381,878,649	$85,643,780
Distributions in excess of net investment income	(8,581,945)	(4,956,834)	(1,967,492)
Accumulated net realized loss	(393,558,443)	(1,225,542,374)	(30,669,027)
Net unrealized appreciation (depreciation)	(3,385,257)	272,115,795	17,704,709
Net assets	$481,681,887	$1,423,495,236	$70,711,970
Class A:
Net assets	$295,468,248	$838,590,045	$54,349,142
Shares outstanding	48,082,089	84,141,644	6,867,848
Net asset value and redemption proceeds per share	$6.15	$9.97	$7.91
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.51	$10.55	$8.37
Class B:
Net assets	$4,150,910	$11,975,988	N/A
Shares outstanding	705,510	1,196,332	N/A
Net asset value and offering price per share	$5.88	$10.01	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.59	$9.51	N/A
Class C:
Net assets	$87,714,998	$388,079,730	$15,479,881
Shares outstanding	14,905,327	39,867,552	1,952,239
Net asset value and offering price per share	$5.88	$9.73	$7.93
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.82	$9.63	$7.85
Class Y:
Net assets	$94,347,731	$184,849,473	$882,947
Shares outstanding	15,118,331	18,201,230	111,672
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$6.24	$10.16	$7.91

1  UBS Global Frontier Fund does not offer Class B shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

62

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2010 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Investment income:
Dividends	$2,442,960	$6,935,245	$—
Interest and other	3,269,460	1,427,350	70,056
Affiliated interest	34,557	43,142	3,813
Securities lending-net	27,323	80,187	156
Foreign tax withheld	(84,381)	(107,629)	—
Total income	5,689,919	8,378,295	74,025
Expenses:
Advisory and administration	$2,391,352	$5,967,120	$354,340
Service and distribution:
Class A	404,539	1,067,809	67,012
Class B	22,216	68,688	—
Class C	489,171	1,977,646	74,852
Transfer agency and related service fees:
Class A	131,758	296,395	11,653
Class B	4,205	16,036	—
Class C	50,669	201,700	6,104
Class Y	8,267	27,445	118
Custodian and fund accounting	113,402	242,714	25,223
Federal and state registration	25,973	27,178	18,594
Professional services	60,206	59,890	37,896
Shareholder reports	27,933	59,161	5,499
Trustees	28,280	59,181	11,269
Dividend expense and security loan fees for securities sold short	930,928	—	—
Other	44,324	92,456	7,528
Total expenses	4,733,223	10,163,419	620,088
Fee waivers and/or expense reimbursements by Advisor	(56,697)	(2,343)	(80,046)
Net expenses	4,676,526	10,161,076	540,042
Net investment income (loss)	1,013,393	(1,782,781)	(466,017)
Net realized gain (loss) on:
Investments in unaffiliated issuers	19,210,563	40,373,375	33,641
Investments in affiliated issuers	5,614,411	23,354,248	2,747,749
Futures contracts	(16,878,961)	(5,521,058)	3,230,353
Options written	2,011,542	—	—
Securities sold short	(4,516,614)	—	—
Swap agreements	(2,987,109)	—	—
Forward foreign currency contracts	(21,608,254)	15,816,539	2,044,157
Foreign currency transactions	224,039	88,217	(19,207)
Net realized gain (loss)	(18,930,383)	74,111,321	8,036,693
Change in net unrealized appreciation/depreciation on:
Investments	67,260,506	183,135,713	7,754,320
Futures contracts	(4,657,273)	2,140,920	1,805,617
Options written	(3,219,730)	—	—
Securities sold short	(14,147,926)	—	—
Swap agreements	4,530,024	—	—
Forward foreign currency contracts	(705,293)	3,569,742	239,143
Translation of other assets and liabilities denominated in foreign currency	207,469	108,649	8,156
Change in net unrealized appreciation/depreciation	49,267,777	188,955,024	9,807,236
Net realized and unrealized gain	30,337,394	263,066,345	17,843,929
Net increase in net assets resulting from operations	$31,350,787	$261,283,564	$17,377,912

See accompanying notes to financial statements.
63

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010
Operations:
Net investment income (loss)	$1,013,393	$1,223,597	$(1,782,781)	$(3,123,265)
Net realized gain (loss)	(18,930,383)	10,196,316	74,111,321	194,245,926
Change in net unrealized appreciation/depreciation	49,267,777	77,091,341	188,955,024	50,734,378
Net increase in net assets from operations	31,350,787	88,511,254	261,283,564	241,857,039
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(7,507,567)	(18,036,063)	(35,643,712)	(64,679,381)
Class B:
Net investment income and net foreign currency gains	(74,697)	(256,998)	(271,858)	(1,173,478)
Class C:
Net investment income and net foreign currency gains	(1,529,009)	(5,224,436)	(13,451,079)	(27,111,813)
Class Y:
Net investment income and net foreign currency gains	(2,642,703)	(5,942,088)	(8,188,472)	(14,623,794)
Decrease in net assets from dividends and distributions	(11,753,976)	(29,459,585)	(57,555,121)	(107,588,466)
Beneficial interest transactions:
Proceeds from shares sold	28,432,870	114,313,977	37,843,021	115,466,913
Shares issued on reinvestment of dividends and distributions	11,063,778	28,144,238	53,431,280	100,642,981
Cost of shares redeemed	(103,852,540)	(289,139,327)	(253,120,046)	(679,409,293)
Redemption fees	6,132	10,795	9,925	30,280
Net decrease in net assets resulting from beneficial interest transactions	(64,349,760)	(146,670,317)	(161,835,820)	(463,269,119)
Increase (decrease) in net assets	(44,752,949)	(87,618,648)	41,892,623	(329,000,546)
Net assets, beginning of period	526,434,836	614,053,484	1,381,602,613	1,710,603,159
Net assets, end of period	$481,681,887	$526,434,836	$1,423,495,236	$1,381,602,613
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(8,581,945)	$2,158,638	$(4,956,834)	$54,381,068

64

The UBS Funds

Financial statements

	UBS Global Frontier Fund
	Six months ended December 31, 2010 (unaudited)	Year ended June 30, 2010
Operations:
Net investment income (loss)	$(466,017)	$(848,300)
Net realized gain (loss)	8,036,693	10,120,585
Change in net unrealized appreciation/depreciation	9,807,236	3,573,824
Net increase in net assets from operations	17,377,912	12,846,109
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,678,450)	(2,525,878)
Class B:
Net investment income and net foreign currency gains	—	—
Class C:
Net investment income and net foreign currency gains	(361,050)	(614,766)
Class Y:
Net investment income and net foreign currency gains	(28,269)	(530)
Decrease in net assets from dividends and distributions	(2,067,769)	(3,141,174)
Beneficial interest transactions:
Proceeds from shares sold	5,529,015	14,056,564
Shares issued on reinvestment of dividends and distributions	1,915,760	3,011,650
Cost of shares redeemed	(14,504,491)	(28,974,906)
Redemption fees	5,085	6,130
Net decrease in net assets resulting from beneficial interest transactions	(7,054,631)	(11,900,562)
Increase (decrease) in net assets	8,255,512	(2,195,627)
Net assets, beginning of period	62,456,458	64,652,085
Net assets, end of period	$70,711,970	$62,456,458
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(1,967,492)	$566,294

See accompanying notes to financial statements.
65

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.92	$5.45	$9.89	$11.42	$11.04	$10.22
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.02	0.14	0.04	0.01	(0.09)
Net realized and unrealized gain (loss)	0.38	0.75	(1.84)	(0.56)	0.37	1.01
Net increase from payment by Advisor	—	—	0.00[3]	—	—	0.00[3]
Total income (loss)	0.39	0.77	(1.70)	(0.52)	0.38	0.92
Less dividends/distributions:
From net investment income	(0.16)	(0.30)	—	(0.01)	0.00[3]	(0.10)
From net realized gains	—	—	(2.74)	(1.00)	—	—
Total dividends/distributions	(0.16)	(0.30)	(2.74)	(1.01)	0.00[3]	(0.10)
Net asset value, end of period	$6.15	$5.92	$5.45	$9.89	$11.42	$11.04
Total investment return[2]	6.17%	14.19%	(14.31)%[4]	(4.95)%	3.44%	9.02%[5]
Ratios/Supplemental data:
Net assets, end of period (000's)	$295,468	$334,131	$398,321	$1,178,342	$2,168,596	$1,777,329
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	1.73%[6]	1.74%	1.54%	1.20%	1.17%	1.20%
Net of expense reimbursement and after dividend expense and security loan fees for securities sold short	1.71%[6]	1.72%	1.54%	1.20%	1.17%	1.20%
Net of expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%[6]	1.35%	1.30%	1.20%	1.17%	1.20%
Ratio of net investment income (loss) to average net assets	0.48%[6]	0.31%	1.99%	0.35%	0.06%	(0.80)%
Portfolio turnover rate	34%	58%	139%	39%	28%	38%
	Class B
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.65	$5.20	$9.68	$11.26	$10.98	$10.19
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.03)	0.08	(0.04)	(0.09)	(0.17)
Net realized and unrealized gain (loss)	0.35	0.73	(1.82)	(0.54)	0.37	1.00
Net increase from payment by Advisor	—	—	0.00[3]	—	—	0.00[3]
Total income (loss)	0.34	0.70	(1.74)	(0.58)	0.28	0.83
Less dividends/distributions:
From net investment income	(0.11)	(0.25)	—	—	—	(0.04)
From net realized gains	—	—	(2.74)	(1.00)	—	—
Total dividends/distributions	(0.11)	(0.25)	(2.74)	(1.00)	—	(0.04)
Net asset value, end of period	$5.88	$5.65	$5.20	$9.68	$11.26	$10.98
Total investment return[2]	5.93%	13.11%	(14.98)%[4]	(5.62)%	2.64%	8.09%[5]
Ratios/Supplemental data:
Net assets, end of period (000's)	$4,151	$4,597	$6,733	$14,905	$25,790	$30,051
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.59%[6]	2.58%	2.39%	1.99%	1.95%	1.98%
Net of expense reimbursement/recoupment and after dividend expense and security loan fees for securities sold short	2.46%[6]	2.47%	2.36%	1.99%	1.95%	1.99%[7]
Net of expense reimbursement/recoupment and before dividend expense and security loan fees for securities sold short	2.10%[6]	2.10%	2.10%	1.99%	1.95%	1.99%[7]
Ratio of net investment income (loss) to average net assets	(0.27)%[6]	(0.44)%	1.23%	(0.42)%	(0.78)%	(1.59)%
Portfolio turnover rate	34%	58%	139%	39%	28%	38%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

66

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.65	$5.21	$9.68	$11.26	$10.97	$10.19
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.03)	0.08	(0.04)	(0.08)	(0.17)
Net realized and unrealized gain (loss)	0.34	0.72	(1.81)	(0.54)	0.37	1.00
Net increase from payment by Advisor	—	—	0.00[3]	—	—	0.00[3]
Total income (loss)	0.33	0.69	(1.73)	(0.58)	0.29	0.83
Less dividends/distributions:
From net investment income	(0.10)	(0.25)	—	—	—	(0.05)
From net realized gains	—	—	(2.74)	(1.00)	—	—
Total dividends/distributions	(0.10)	(0.25)	(2.74)	(1.00)	—	(0.05)
Net asset value, end of period	$5.88	$5.65	$5.21	$9.68	$11.26	$10.97
Total investment return[2]	5.88%	13.15%	(14.98)%[4]	(5.62)%	2.64%	8.15%[5]
Ratios/Supplemental data:
Net assets, end of period (000's)	$87,715	$104,146	$131,745	$317,450	$579,916	$520,754
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.50%[6]	2.50%	2.32%	1.97%	1.93%	1.97%
Net of expense reimbursement and after dividend expense and security loan fees for securities sold short	2.46%[6]	2.47%	2.32%	1.97%	1.93%	1.97%
Net of expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%[6]	2.10%	2.07%	1.97%	1.93%	1.97%
Ratio of net investment income (loss) to average net assets	(0.26)%[6]	(0.44)%	1.24%	(0.41)%	(0.72)%	(1.57)%
Portfolio turnover rate	34%	58%	139%	39%	28%	38%
	Class Y
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.03	$5.54	$9.96	$11.48	$11.07	$10.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.03	0.17	0.08	0.05	(0.06)
Net realized and unrealized gain (loss)	0.37	0.78	(1.85)	(0.56)	0.36	1.02
Net increase from payment by Advisor	—	—	0.00[3]	—	—	0.00[3]
Total income (loss)	0.39	0.81	(1.68)	(0.48)	0.41	0.96
Less dividends/distributions:
From net investment income	(0.18)	(0.32)	—	(0.04)	0.00[3]	(0.12)
From net realized gains	—	—	(2.74)	(1.00)	—	—
Total dividends/distributions	(0.18)	(0.32)	(2.74)	(1.04)	0.00[3]	(0.12)
Net asset value, end of period	$6.24	$6.03	$5.54	$9.96	$11.48	$11.07
Total investment return[2]	6.28%	14.49%	(13.99)%[4]	(4.64)%	3.80%	9.28%[5]
Ratios/Supplemental data:
Net assets, end of period (000's)	$94,348	$83,561	$77,254	$320,839	$478,785	$293,004
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	1.42%[6]	1.42%	1.22%	0.91%	0.89%	0.92%
Net of expense reimbursement/recoupment and after dividend expense and security loan fees for securities sold short	1.42%[6]	1.42%	1.22%	0.91%	0.89%	0.92%
Net of expense reimbursement/recoupment and before dividend expense and security loan fees for securities sold short	1.06%[6]	1.04%	1.00%	0.91%	0.89%	0.92%
Ratio of net investment income (loss) to average net assets	0.79%[6]	0.56%	2.23%	0.69%	0.40%	(0.52)%
Portfolio turnover rate	34%	58%	139%	39%	28%	38%
4  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on the total return of less than 0.005%.

5  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on the total return of less than 0.005%.

6  Annualized.

7  The Investment Manager recouped expenses previously reimbursed by the Investment Manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.
67

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.66	$8.18	$12.59	$14.81	$13.86	$13.33
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[3]	0.00[3]	0.08	0.17	0.19	0.19
Net realized and unrealized gain (loss)	1.75	1.11	(3.08)	(1.34)	1.83	1.08
Total income (loss)	1.75	1.11	(3.00)	(1.17)	2.02	1.27
Less dividends/distributions:
From net investment income	(0.44)	(0.63)	(0.46)	(0.23)	(0.27)	(0.14)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)	(0.60)
Total dividends/distributions	(0.44)	(0.63)	(1.41)	(1.05)	(1.07)	(0.74)
Net asset value, end of period	$9.97	$8.66	$8.18	$12.59	$14.81	$13.86
Total investment return[2]	20.37%	13.11%	(22.36)%	(8.43)%	14.93%	9.72%
Ratios/Supplemental data:
Net assets, end of period (000's)	$838,590	$814,760	$996,059	$2,396,937	$3,094,036	$2,246,289
Ratio of expenses to average net assets	1.22%[4]	1.21%	1.19%	1.09%	1.13%	1.14%
Ratio of net investment income (loss) to average net assets	(0.06)%[4]	0.01%	0.84%	1.19%	1.28%	1.41%
Portfolio turnover rate	33%	90%	122%	83%	74%	83%
	Class B
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.56	$8.00	$12.35	$14.52	$13.60	$13.08
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.08)	0.00[3]	0.05	0.07	0.08
Net realized and unrealized gain (loss)	1.72	1.08	(3.01)	(1.31)	1.79	1.06
Total income (loss)	1.68	1.00	(3.01)	(1.26)	1.86	1.14
Less dividends/distributions:
From net investment income	(0.23)	(0.44)	(0.39)	(0.09)	(0.14)	(0.02)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)	(0.60)
Total dividends/distributions	(0.23)	(0.44)	(1.34)	(0.91)	(0.94)	(0.62)
Net asset value, end of period	$10.01	$8.56	$8.00	$12.35	$14.52	$13.60
Total investment return[2]	19.75%	12.14%	(22.98)%	(9.14)%	13.96%	8.81%
Ratios/Supplemental data:
Net assets, end of period (000's)	$11,976	$15,190	$33,685	$90,258	$139,061	$161,704
Ratios of expenses to average net assets:
Before expense reimbursement	2.13%[4]	2.09%	2.02%	1.91%	1.93%	1.95%
Net of expense reimbursement	2.10%[4]	2.09%	2.02%	1.91%	1.93%	1.95%
Ratio of net investment income (loss) to average net assets	(0.93)%[4]	(0.90)%	0.01%	0.36%	0.48%	0.60%
Portfolio turnover rate	33%	90%	122%	83%	74%	83%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

68

UBS Global Allocation Fund

Financial highlights

	Class C
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.42	$7.96	$12.29	$14.48	$13.58	$13.09
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.07)	0.00[3]	0.05	0.07	0.09
Net realized and unrealized gain (loss)	1.69	1.07	(2.99)	(1.30)	1.79	1.05
Total income (loss)	1.65	1.00	(2.99)	(1.25)	1.86	1.14
Less dividends/distributions:
From net investment income	(0.34)	(0.54)	(0.39)	(0.12)	(0.16)	(0.05)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)	(0.60)
Total dividends/distributions	(0.34)	(0.54)	(1.34)	(0.94)	(0.96)	(0.65)
Net asset value, end of period	$9.73	$8.42	$7.96	$12.29	$14.48	$13.58
Total investment return[2]	19.70%	12.29%	(22.93)%	(9.15)%	14.02%	8.82%
Ratios/Supplemental data:
Net assets, end of period (000's)	$388,080	$381,137	$456,577	$985,156	$1,274,539	$1,044,517
Ratio of expenses to average net assets	2.00%[4]	2.00%	1.97%	1.89%	1.90%	1.91%
Ratio of net investment income (loss) to average net assets	(0.84)%[4]	(0.78)%	0.06%	0.40%	0.51%	0.64%
Portfolio turnover rate	33%	90%	122%	83%	74%	83%
	Class Y
	Six months ended December 31, 2010	Year ended June 30,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.84	$8.34	$12.80	$15.04	$14.06	$13.51
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.03	0.10	0.21	0.23	0.23
Net realized and unrealized gain (loss)	1.78	1.14	(3.13)	(1.37)	1.85	1.09
Total income (loss)	1.79	1.17	(3.03)	(1.16)	2.08	1.32
Less dividends/distributions:
From net investment income	(0.47)	(0.67)	(0.48)	(0.26)	(0.30)	(0.17)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)	(0.60)
Total dividends/distributions	(0.47)	(0.67)	(1.43)	(1.08)	(1.10)	(0.77)
Net asset value, end of period	$10.16	$8.84	$8.34	$12.80	$15.04	$14.06
Total investment return[2]	20.48%	13.54%	(22.12)%	(8.20)%	15.18%	9.98%
Ratios/Supplemental data:
Net assets, end of period (000's)	$184,849	$170,517	$224,281	$477,603	$648,479	$463,122
Ratios of expenses to average net assets:
Before expense reimbursement	0.93%[4]	0.93%	0.90%	0.82%	0.88%	0.88%
Net of expense reimbursement	0.93%[4]	0.93%	0.90%	0.82%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets	0.23%[4]	0.29%	1.14%	1.46%	1.53%	1.67%
Portfolio turnover rate	33%	90%	122%	83%	74%	83%

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.
69

UBS Global Frontier Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2010	Year ended June 30,		For the period ended
	(unaudited)	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$6.32	$5.59	$8.75	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.88	1.12	(2.98)	(1.10)
Total income (loss)	1.84	1.05	(3.04)	(1.15)
Less dividends/distributions:
From net investment income	(0.25)	(0.32)	(0.12)	(0.03)
From net realized gains	—	—	—	(0.07)
Total dividends/distributions	(0.25)	(0.32)	(0.12)	(0.10)
Net asset value, end of period	$7.91	$6.32	$5.59	$8.75
Total investment return[2]	29.34%	18.30%	(34.51)%	(11.60)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$54,349	$48,479	$48,395	$79,572
Ratios of expenses to average net assets:
Before expense reimbursement	1.62%[5]	1.62%	1.66%	1.59%[5]
Net of expense reimbursement	1.40%[5]	1.40%	1.40%	1.40%[5]
Ratio of net investment loss to average net assets	(1.19)%[5]	(1.01)%	(1.01)%	(0.52)%[5]
Portfolio turnover rate	17%	54%	148%	84%

	Class Y
	Six months ended December 31, 2010	Year ended June 30,		For the period ended
	(unaudited)	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$6.32	$5.60	$8.77	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	1.90	1.11	(2.99)	(1.10)
Total income (loss)	1.86	1.06	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.27)	(0.34)	(0.14)	(0.04)
From net realized gains	—	—	—	(0.07)
Total dividends/distributions	(0.27)	(0.34)	(0.14)	(0.11)
Net asset value, end of period	$7.91	$6.32	$5.60	$8.77
Total investment return[2]	29.47%	18.54%	(34.30)%	(11.33)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$883	$185	$1,699	$7,395
Ratios of expenses to average net assets:
Before expense reimbursement	1.37%[5]	1.35%	1.35%	1.31%[5]
Net of expense reimbursement	1.15%[5]	1.15%	1.15%	1.15%[5]
Ratio of net investment loss to average net assets	(0.93)%[5]	(0.72)%	(0.73)%	(0.26)%[5]
Portfolio turnover rate	17%	54%	148%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

70

UBS Global Frontier Fund

Financial highlights

	Class C
	Six months ended December 31, 2010	Year ended June 30,		For the period ended
	(unaudited)	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$6.31	$5.58	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	1.88	1.12	(2.96)	(1.10)
Total income (loss)	1.81	1.00	(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.19)	(0.27)	(0.07)	(0.00)[4]
From net realized gains	—	—	—	(0.07)
Total dividends/distributions	(0.19)	(0.27)	(0.07)	(0.07)
Net asset value, end of period	$7.93	$6.31	$5.58	$8.71
Total investment return[2]	28.90%	17.50%	(35.03)%	(12.22)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$15,480	$13,792	$14,559	$22,882
Ratios of expenses to average net assets:
Before expense reimbursement	2.41%[5]	2.41%	2.48%	2.40%[5]
Net of expense reimbursement	2.15%[5]	2.15%	2.15%	2.15%[5]
Ratio of net investment loss to average net assets	(1.94)%[5]	(1.76)%	(1.76)%	(1.27)%[5]
Portfolio turnover rate	17%	54%	148%	84%

3  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
71

The UBS Funds

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 15 Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Global Frontier Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, which is classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund except UBS Global Frontier Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Global Frontier Fund does not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of

72

The UBS Funds

Notes to financial statements (unaudited)

broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 at reporting periods.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' adoption of the use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of

73

The UBS Funds

Notes to financial statements (unaudited)

assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU No. 2010-06"). ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of the remaining portion of ASU No. 2010-06 may have on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the period ended December 31, 2010. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Funds.

74

The UBS Funds

Notes to financial statements (unaudited)

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended December 31, 2010 is as follows:

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward contracts[1]	$—	$—	$—	$7,231,455	$7,231,455
Futures contracts[2]	107,546	1,552,946	—	—	1,660,492
Options purchased[1]	1,194,422	2,040,540	—	14,788	3,249,750
Swap agreements[1]	5,750,233	—	4,875,014	470,626	11,095,873
Total value	$7,052,201	$3,593,486	$4,875,014	$7,716,869	$23,237,570

1  Statement of assets and liabilities location: Investments in securities of unaffiliated issuers, at value, Unrealized appreciation on forward foreign currency contracts and Outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward contracts[1]	$—	$—	$—	$(11,158,254)	$(11,158,254)
Futures contracts[2]	(404,036)	(1,606,860)	—	—	(2,010,896)
Options written[1]	(6,594,959)	—	(27,837)	(277,735)	(6,900,531)
Swap agreements[1]	(8,901,109)	—	(10,613,668)	(556,730)	(20,071,507)
Total value	$(15,900,104)	$(1,606,860)	$(10,641,505)	$(11,992,719)	$(40,141,188)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, Outstanding swap agreements, at value and Options written, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

75

The UBS Funds

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$—	$(21,608,254)	$(21,608,254)
Futures contracts	184,218	(17,063,179)	—	—	(16,878,961)
Options purchased[3]	(3,229,650)	(719,445)	—	—	(3,949,095)
Options written	1,890,642	—	120,900	—	2,011,542
Swap agreements	(5,312,896)	(59,458)	2,358,951	26,294	(2,987,109)
Total net realized gain (loss)	$(6,467,686)	$(17,842,082)	$2,479,851	$(21,581,960)	$(43,411,877)
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$—	$(705,293)	$(705,293)
Futures contracts	41,201	(4,698,474)	—	—	(4,657,273)
Options purchased[3]	(1,114,252)	1,657,146	—	(245,404)	297,490
Options written	(3,257,763)	—	55,576	(17,543)	(3,219,730)
Swap agreements	4,749,029	(1,889,451)	1,826,600	(156,154)	4,530,024
Total net change in unrealized appreciation/depreciation	$418,215	$(4,930,779)	$1,882,176	$(1,124,394)	$(3,754,782)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

3  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward contracts[1]	$—	$—	$7,922,458	$7,922,458
Futures contracts[2]	207,450	1,150,044	—	1,357,494
Total value	$207,450	$1,150,044	$7,922,458	$9,279,952

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward contracts[1]	$—	$—	$(1,637,098)	$(1,637,098)
Futures contracts[2]	(145,337)	(2,108,207)	—	(2,253,544)
Total value	$(145,337)	$(2,108,207)	$(1,637,098)	$(3,890,642)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

76

The UBS Funds

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$15,816,539	$15,816,539
Futures contracts	(2,073,462)	(3,447,596)	—	(5,521,058)
Total net realized gain (loss)	$(2,073,462)	$(3,447,596)	$15,816,539	$10,295,481
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$3,569,742	$3,569,742
Futures contracts	1,558,271	582,649	—	2,140,920
Total net change in unrealized appreciation/depreciation	$1,558,271	$582,649	$3,569,742	$5,710,662

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward contracts[1]	$—	$754,279	$754,279
Futures contracts[2]	429,688	—	429,688
Total value	$429,688	$754,279	$1,183,967

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward contracts[1]	$—	$(33,648)	$(33,648)
Futures contracts[2]	(168,157)	—	(168,157)
Total value	$(168,157)	$(33,648)	$(201,805)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

77

The UBS Funds

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$2,044,157	$2,044,157
Futures contracts	(28,101)	3,258,454	—	3,230,353
Total net realized gain (loss)	$(28,101)	$3,258,454	$2,044,157	$5,274,510
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$239,143	$239,143
Futures contracts	27,549	1,778,068	—	1,805,617
Total net change in unrealized appreciation/depreciation	$27,549	$1,778,068	$239,143	$2,044,760

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

78

The UBS Funds

Notes to financial statements (unaudited)

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the utilization of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect

79

The UBS Funds

Notes to financial statements (unaudited)

against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

80

The UBS Funds

Notes to financial statements (unaudited)

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk

81

The UBS Funds

Notes to financial statements (unaudited)

associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable or other corporate actions on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2010 the UBS Global Allocation Fund recorded $15,268 recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities.

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

82

The UBS Funds

Notes to financial statements (unaudited)

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the table. For UBS Dynamic Alpha Fund and UBS Global Frontier Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expenses for securities sold short) do not exceed the expense limit of each class of shares as indicated in the table. Investment advisory fees, including the dollar amount waived or reimbursed for the period ended December 31, 2010, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$2,197,138	$56,697
UBS Global Allocation Fund	1.35	2.10	2.10	1.10	5,425,903	2,343
UBS Global Frontier Fund	1.40	N/A1	2.15	1.15	328,395	80,046

1  UBS Global Frontier Fund does not offer Class B shares.

83

The UBS Funds

Notes to financial statements (unaudited)

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2010 are subject to repayment through June 30, 2014. At December 31, 2010, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2011	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014
UBS Dynamic Alpha Fund—Class A	$84,260	$—	$—	$51,127	$33,133
UBS Dynamic Alpha Fund—Class B	11,836	—	2,654	6,334	2,848
UBS Dynamic Alpha Fund—Class C	56,199	—	—	35,483	20,716
UBS Global Allocation Fund—Class B	2,343	—	—	—	2,343
UBS Global Frontier Fund—Class A	468,711	152,817	137,120	118,866	59,908
UBS Global Frontier Fund—Class C	165,041	52,934	50,614	41,974	19,519
UBS Global Frontier Fund—Class Y	20,259	12,442	5,653	1,545	619

Each Fund pays UBS Global AM (US), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2010, the Funds owed and incurred administrative fees as follows:

Fund	Adminstrative fees owed	Adminstrative fees incurred
UBS Dynamic Alpha Fund	$31,185	$194,214
UBS Global Allocation Fund	90,427	541,217
UBS Global Frontier Fund	4,447	25,945

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2010 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending-net in the Statement of operations.

84

The UBS Funds

Notes to financial statements (unaudited)

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2010, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$14,084
UBS Global Allocation Fund	6,797

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A*	1.00

*  UBS Global Frontier Fund does not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C. At December 31, 2010, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2010, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$64,148	$58,870
UBS Dynamic Alpha Fund—Class B	3,593	3,466
UBS Dynamic Alpha Fund—Class C	75,677	6,488
UBS Global Allocation Fund—Class A	177,282	87,353
UBS Global Allocation Fund—Class B	10,221	13,698
UBS Global Allocation Fund—Class C	327,613	3,297
UBS Global Frontier Fund—Class A	11,330	17,792
UBS Global Frontier Fund—Class C	12,910	316

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon") each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

85

The UBS Funds

Notes to financial statements (unaudited)

For the period ended December 31, 2010, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total services fees as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$89,445
UBS Global Allocation Fund	204,127
UBS Global Frontier Fund	8,119

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Portfolio(s) of investments. In addition, UBS Global Allocation Fund and UBS Global Frontier Fund received US Government Agency securities as collateral amounting to $5,657,643 and $709,206, respectively, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2010, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$2,831,824	$2,930,382	$2,930,382
UBS Global Allocation Fund	21,497,835	22,191,316	16,533,673
UBS Global Frontier Fund	695,102	709,206	—

6. Purchases and sales of securities

For the period ended December 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$193,746,713	$295,290,998
UBS Global Allocation Fund	257,337,489	472,407,902
UBS Global Frontier Fund	7,404,793	13,158,065

86

The UBS Funds

Notes to financial statements (unaudited)

For the period ended December 31, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$2,291,464	$3,272,544
UBS Global Allocation Fund	189,246,222	212,193,357
UBS Global Frontier Fund	3,131,628	4,195,539

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2010 were as follows:

2010
Fund	Distributions paid from ordinary income
UBS Dynamic Alpha Fund	$29,459,585
UBS Global Allocation Fund	107,588,466
UBS Global Frontier Fund	3,141,174

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2011.

At June 30, 2010, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018
UBS Dynamic Alpha Fund	—	—	—	—	—	—	$145,211,340	$202,927,795
UBS Global Allocation Fund	—	—	—	—	—	—	288,404,627	862,762,158
UBS Global Frontier Fund	—	—	—	—	—	—	12,841,328	9,543,610

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2010, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	$4,123,842	$3,519,823
UBS Global Allocation Fund	101,365,098	—
UBS Global Frontier Fund	7,180,823	—

87

The UBS Funds

Notes to financial statements (unaudited)

As of and during the period ended December 31, 2010, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the period ended December 31, 2010.

9. Shares of beneficial interest

For the period ended December 31, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,646,459	$16,115,097	—	$—
Shares repurchased	(12,097,112)	(74,018,239)	(113,332)	(659,623)
Shares converted from Class B to Class A	6,405	38,104	(6,716)	(38,104)
Dividends reinvested	1,128,687	6,941,424	12,288	72,375
Redemption fees	—	5,590	—	—
Net decrease	(8,315,561)	$(50,918,024)	(107,760)	$(625,352)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	134,744	$781,731	1,873,568	$11,497,938
Shares repurchased	(3,904,483)	(22,721,372)	(1,036,769)	(6,415,202)
Dividends reinvested	244,384	1,439,424	418,358	2,610,555
Redemption fees	—	356	—	186
Net increase (decrease)	(3,525,355)	$(20,499,861)	1,255,157	$7,693,477

88

The UBS Funds

Notes to financial statements (unaudited)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,858,395	$27,442,811	6,121	$60,474
Shares repurchased	(16,488,199)	(159,809,483)	(239,284)	(2,245,044)
Shares converted from Class B to Class A	365,917	3,500,122	(371,137)	(3,500,122)
Dividends reinvested	3,337,040	32,702,995	25,649	252,385
Redemption fees	—	9,046	—	—
Net decrease	(9,926,847)	$(96,154,509)	(578,651)	$(5,432,307)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	337,339	$3,174,949	367,324	$3,664,665
Shares repurchased	(7,016,504)	(65,787,024)	(2,268,269)	(21,778,373)
Dividends reinvested	1,301,168	12,452,180	803,980	8,023,720
Redemption fees	—	732	—	147
Net decrease	(5,377,997)	$(50,159,163)	(1,096,965)	$(10,089,841)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	584,196	$4,447,643	63,693	$491,785	79,923	$589,587
Shares repurchased	(1,588,096)	(11,975,570)	(343,114)	(2,520,128)	(1,168)	(8,793)
Dividends reinvested	199,143	1,539,376	44,976	348,115	3,662	28,269
Redemption fees	—	5,061	—	24	—	—
Net increase (decrease)	(804,757)	$(5,983,490)	(234,445)	$(1,680,204)	82,417	$609,063

For the year ended June 30, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	8,327,793	$51,653,337	1,338	$7,948
Shares repurchased	(27,919,319)	(169,870,197)	(440,378)	(2,587,427)
Shares converted from Class B to Class A	80,825	498,728	(84,617)	(498,728)
Dividends reinvested	2,795,905	16,999,103	43,098	250,834
Redemption fees	—	10,795	—	—
Net decrease	(16,714,796)	$(100,708,234)	(480,559)	$(2,827,373)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,384,171	$8,180,981	9,079,410	$53,972,983
Shares repurchased	(9,114,936)	(53,034,892)	(10,125,401)	(63,148,083)
Dividends reinvested	852,122	4,959,348	961,905	5,934,953
Net decrease	(6,878,643)	$(39,894,563)	(84,086)	$(3,240,147)

89

The UBS Funds

Notes to financial statements (unaudited)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	6,352,517	$59,062,787	10,783	$100,247
Shares repurchased	(41,995,018)	(391,321,186)	(1,081,458)	(9,800,513)
Shares converted from Class B to Class A	1,460,114	13,447,161	(1,486,878)	(13,447,161)
Dividends reinvested	6,494,949	59,948,378	121,003	1,108,390
Redemption fees	—	21,796	—	—
Net decrease	(27,687,438)	$(258,841,064)	(2,436,550)	$(22,039,037)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,764,048	$16,132,184	2,805,782	$26,724,534
Shares repurchased	(16,688,832)	(151,047,516)	(11,923,497)	(113,792,917)
Dividends reinvested	2,798,058	25,210,500	1,529,331	14,375,713
Redemption fees	—	7,984	—	500
Net decrease	(12,126,726)	$(109,696,848)	(7,588,384)	$(72,692,170)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,866,397	$12,428,452	208,061	$1,436,877	27,487	$191,235
Shares repurchased	(3,195,448)	(21,825,684)	(714,884)	(4,951,609)	(301,785)	(2,197,613)
Dividends reinvested	347,095	2,408,840	86,529	602,239	82	571
Redemption fees	—	5,142	—	988	—	—
Net decrease	(981,956)	$(6,983,250)	(420,294)	$(2,911,505)	(274,216)	$(2,005,807)

90

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

91

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications, may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information"). The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information. The Funds may share Personal Information described above with their affiliates for marketing and other business purposes, such as to facilitate the servicing of accounts. The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law. Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them. The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

92

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Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, care of the Secretary of the UBS Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)   The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)   (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)   (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)   (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)   Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 11, 2011